Exhibit 10.13

The symbol “[*]” denotes places where certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential

CLIFFORD CHANCE LLP

AMENDED AND RESTATED

ORIGINALLY DATED 25 SEPTEMBER 2018, AS AMENDED ON 8 NOVEMBER 2019 AND 23 DECEMBER 2020, 29 APRIL 2021, 21 DECEMBER 2021, 21 JUNE 2022, 20 DECEMBER 2022, AS AMENDED AND RESTATED ON 22 SEPTEMBER 2023, AS FURTHER AMENDED ON 16 APRIL 2024, AS AMENDED AND RESTATED ON 26 JUNE 2024, 9 MAY 2025, 17 JULY 2025 AND 24 APRIL 2026

Issuer Facility Agreement

between

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as Issuer

HERTZ EUROPE LIMITED
as Issuer Administrator

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent

CERTAIN COMMITTED NOTE PURCHASERS

CERTAIN CONDUIT INVESTORS

CERTAIN FUNDING AGENTS FOR THE INVESTOR GROUPS

and

BNP PARIBAS TRUST CORPORATION UK LIMITED
as Issuer Security Trustee

TABLE OF CONTENTS

		Page No.

1	DEFINITIONS AND CONSTRUCTION	2
2	INITIAL ISSUANCE; INCREASES AND DECREASES OF PRINCIPAL AMOUNT OF ISSUER NOTES	2
3	INTEREST, FEES AND COSTS	35
4	ISSUER ACCOUNTS	43
5	PRIORITY OF PAYMENTS	47
6	REPRESENTATIONS AND WARRANTIES; COVENANTS; CLOSING CONDITIONS	60
7	AMORTIZATION EVENTS AND REMEDIES	61
8	[RESERVED]	72
9	TRANSFERS, REPLACEMENTS AND ASSIGNMENTS	72
10	THE ADMINISTRATIVE AGENT	90
11	GENERAL	95
SCHEDULE 1 DEFINITIONS LIST		125
SCHEDULE 2 CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS		126
SCHEDULE 3 INTEREST RATE CAP AMORTIZATION SCHEDULE		148
ANNEX 1 REPRESENTATIONS AND WARRANTIES		149
ANNEX 2 COVENANTS		154
ANNEX 3 CONDITIONS PRECEDENT		169
ANNEX 4 SELLING RESTRICTIONS		173

THIS AGREEMENT is originally dated 25 September 2018, as amended on 8 November 2019, 23 December 2020 and 16 April 2024 and as further amended and restated on 29 April 2021, 21 December 2021, 21 June 2022, 20 December 2022, 22 September 2023, 26 June 2024, 9 May 2025, 17 July 2025 and 28 April 2026 between the following parties:

(1)	INTERNATIONAL FLEET FINANCING NO.2 B.V., a private company with limited liability (besloten vernootschap met beperkte aansprakelijkheid) incorporated in The Netherlands and registered with the Dutch Trade Register of the Dutch Chamber of Commerce under number 34394429, with corporate seat in Amsterdam, the Netherlands and having its registered address at Fourth Floor, 3 George’s IFSC, Dublin 1, Ireland, as Issuer (the “Issuer”);

(2)	HERTZ EUROPE LIMITED (in its capacity as Issuer administrator, the “Issuer Administrator”);

(3)	The several financial institutions that serve as committed note purchasers set forth on Schedule 2 hereto (each a “Committed Note Purchaser”), the several commercial paper conduits listed on Schedule 2 hereto (each a “Conduit Investor”), the financial institution set forth opposite the name of each Conduit Investor, or the Committed Note Purchaser with respect to such Investor Group, on Schedule 2 hereto (the “Funding Agent” with respect to such Conduit Investor or Committed Note Purchaser);

(4)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, in its capacity as administrative agent for the Conduit Investors, the Committed Note Purchasers and the Funding Agents (the “Administrative Agent”); and

(5)	BNP PARIBAS TRUST CORPORATION UK LIMITED, as issuer security trustee (together with its successors in trust thereunder, the “Issuer Security Trustee”).

WHEREAS

(A)	the Issuer wishes to issue:

(i)	on the Closing Date, the Class A Notes; and

(ii)	at any time subsequent to the Closing Date, the Class B Notes and the Class C Notes,

in each case in favor of the Committed Note Purchasers or, if there is a Conduit Investor with respect to any Committed Note Purchaser’s Investor Group, the Conduit Investor with respect to such Investor Group, as applicable, and obtain the agreement of the Committed Note Purchasers or the Conduit Investors, as applicable, to make Advances from time to time for the purchase of Principal Amounts, all of which Advances will be evidenced by the Issuer Notes purchased in connection therewith and will constitute purchases of Principal Amounts corresponding to the amount of such Advances;

(B)	subject to the terms and conditions of this Agreement, each Conduit Investor may make Advances from time to time and each Committed Note Purchaser is willing to commit to make Advances from time to time, to fund purchases of Principal Amounts in an aggregate outstanding amount up to the Maximum Investor Group Principal Amount for the related Investor Group during the Revolving Period; and

(C)	Hertz Europe Limited, in its capacity as Issuer Administrator, has joined in this Agreement to confirm certain representations, warranties and covenants made by it in such capacity for the benefit of each Conduit Investor and each Committed Note Purchaser.

IT IS AGREED by the parties hereto, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as follows:

1	DEFINITIONS AND CONSTRUCTION

1.1	Defined Terms and References

Capitalized terms used herein shall have the meanings assigned to such terms in the master definitions and constructions agreement signed by, amongst others, the parties hereto dated on the Signing Date as amended, modified or supplemented from time to time (the “Master Definitions and Constructions Agreement”). All Clause, Sub-Clause or paragraph references herein shall refer to clauses, sub-clauses or paragraphs of this Agreement, except as otherwise provided herein.

1.2	Rules of Construction

In this Agreement, including the preamble, recitals, attachments, schedules, annexes, exhibits and joinders hereto unless the context otherwise requires, words and expressions used in this Agreement have the constructions ascribed to them in Clause 2 (Principles of Interpretation and Construction) of the Master Definitions and Constructions Agreement.

1.3	Effectiveness

The parties hereto acknowledge and agree that the rights and obligations under this Agreement shall become effective at the Effective Time.

2	INITIAL ISSUANCE; INCREASES AND DECREASES OF PRINCIPAL AMOUNT OF ISSUER NOTES

For the avoidance of doubt and notwithstanding any other term of this Agreement, this Clause 2 (Initial Issuance; Increases and Decreases of Principal Amount Of Issuer Notes) shall be subject to the terms of the Refinancing Deed of Covenant.

2.1	Initial Purchase; Additional Issuer Notes

(a)	Initial Purchase.

(i)	Class A Notes. On the terms set forth in this Agreement, the Issuer shall issue the initial Class A Notes on the Closing Date. Such Class A Notes for each Class A Investor Group shall:

(A)	bear a face amount as of the Closing Date of up to the Class A Maximum Investor Group Principal Amount with respect to such Class A Investor Group;

(B)	have an initial principal amount equal to the Class A Initial Investor Group Principal Amount with respect to such Class A Investor Group;

(C)	be equal to or greater than EUR 5,000,000 and integral multiples of EUR 100,000 in excess thereof;

(D)	be dated the Closing Date; and

(E)	be registered in the name of the related Class A Funding Agent or its nominee, as agent for the related Class A Conduit Investor, if any, and the related Class A Committed Note Purchaser, or in the name of the Class A Conduit Investor, the Class A Committed Note Purchaser or in such other name as the related Class A Funding Agent may request.

(ii)	Class B Notes. On the terms set forth in this Agreement, the Issuer shall have the right to issue the initial Class B Notes at any time subsequent to the Closing Date. Such Class B Notes for each Class B Investor Group shall:

(A)	bear a face amount as of the issuance date of up to the Class B Maximum Investor Group Principal Amount with respect to such Class B Investor Group;

(B)	have an initial principal amount equal to the Class B Initial Investor Group Principal Amount with respect to such Class B Investor Group;

(C)	be equal to or greater than EUR 5,000,000 and integral multiples of EUR 100,000 in excess thereof;

(D)	be dated the applicable issuance date;

(E)	be registered in the name of the related Class B Funding Agent or its nominee, as agent for the related Class B Conduit Investor, if any, and the related Class B Committed Note Purchaser, or in the name of the Class B Conduit Investor, the Class B Committed Note Purchaser or in such other name as the related Class B Funding Agent may request, provided that, notwithstanding each of the foregoing and any other provision of this Agreement, the outstanding principal amount, together with any commitments, of all Class B Notes from time to time shall not exceed EUR 50,000,000 unless Class A Noteholders holding 100% of the Class A Principal Amount and Class B Noteholders holding 100% of the Class B Principal Amount have given their prior consent.

(iii)	Class C Notes. On the terms set forth in this Agreement, the Issuer shall have the right to issue the initial Class C Notes at any time subsequent to the Closing Date. Such Class C Notes for each Class C Investor Group shall:

(A)	bear a face amount as of the issuance date of up to the Class C Maximum Investor Group Principal Amount with respect to such Class C Investor Group;

(B)	have an initial principal amount equal to the Class C Initial Investor Group Principal Amount with respect to such Class C Investor Group;

(C)	be equal to or greater than EUR 5,000,000 and integral multiples of EUR 100,000 in excess thereof;

(D)	be dated the applicable issuance date;

(E)	be registered in the name of the related Class C Funding Agent or its nominee, as agent for the related Class C Committed Note Purchaser, or in the name of the Class C Committed Note Purchaser or in such other name as the related Class C Funding Agent may request; and

(F)	be (i) listed and admitted to trading on the Vienna MTF; or on such other exchange as is consented to by the Required Noteholders based on the advice of Irish counsel,

provided that, notwithstanding each of the foregoing and any other provision of this Agreement, (i) any additional or existing Class C Notes shall always bear a fixed rate of interest; and (ii) the outstanding principal amount, together with any commitments, of all Class C Notes from time to time shall not exceed EUR 100,000,000, unless in each case Class A Noteholders holding 100% of the Class A Principal Amount, Class B Noteholders holding 100% of the Class B Principal Amount and Class C Noteholders holding 100% of the Class C Principal Amount have given their prior consent.

(b)	[RESERVED]

(c)	Additional Investor Groups

(i)	Class A Notes. Subject only to compliance with this Sub-Clause 2.1(c)(i) (Class A Notes), Sub-Clause 2.1(e)(i) (Conditions to Issuance of Additional Issuer Notes) and Sub-Clause 2.1(f)(i) (Additional Issuer Notes Face and Principal Amount), on any Business Day during the Revolving Period prior to the Second Amendment Date, the Issuer from time to time, upon one (1) month’s prior written notice to the Class A Funding Agents (or such shorter period as may be agreed between the Issuer and the Class A Funding Agents), may increase the Class A Maximum Principal Amount by entering into a Class A Addendum with each member of a Class A Additional Investor Group and its related Class A Funding Agent, and upon execution of any such Class A Addendum, such related Class A Funding Agent, the Class A Conduit Investors, if any, and the Class A Committed Note Purchasers in such Class A Additional Investor Group shall become parties to this Agreement from and after the date of such execution. The Issuer shall provide at least three (3) Business Day’s prior written notice to each Class A Funding Agent party hereto as of the date of such notice and the Administrative Agent, of any such addition, setting forth (i) the names of the Class A Conduit Investors, if any, and the Class A Committed Note Purchasers that are members of such Class A Additional Investor Group and their related Class A Funding Agent, (ii) the Class A Maximum Investor Group Principal Amount and the Class A Additional Investor Group Initial Principal Amount, in each case with respect to such Class A Additional Investor Group, (iii) the Class A Maximum Principal Amount and each Class A Committed Note Purchaser’s Class A Committed Note Purchaser Percentage in each case after giving effect to such addition and (iv) the desired effective date of such addition. On the effective date of each such addition, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) hereto in accordance with the information provided in the notice described above relating to such addition, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(ii)	Class B Notes. Subject only to compliance with this Sub-Clause 2.1(c)(ii) (Class B Notes), Sub-Clause 2.1(e)(ii) (Conditions to Issuance of Additional Issuer Notes) and Sub-Clause 2.1(f)(i) (Additional Issuer Notes Face and Principal Amount), on any Business Day during the Revolving Period, the Issuer from time to time, upon one (1) month’s prior written notice to the Class B Funding Agents (or such shorter period as may be agreed between the Issuer and the Class B Funding Agents), may increase the Class B Maximum Principal Amount by entering into a Class B Addendum with each member of a Class B Additional Investor Group and its related Class B Funding Agent, and upon execution of any such Class B Addendum, such related Class B Funding Agent, the Class B Conduit Investors, if any, and the Class B Committed Note Purchasers in such Class B Additional Investor Group shall become parties to this Agreement from and after the date of such execution. The Issuer shall provide at least three (3) Business Days prior written notice to each Class B Funding Agent party hereto as of the date of such notice and the Administrative Agent, of any such addition, setting forth (i) the names of the Class B Conduit Investors, if any, and the Class B Committed Note Purchasers that are members of such Class B Additional Investor Group and their related Class B Funding Agent, (ii) the Class B Maximum Investor Group Principal Amount and the Class B Additional Investor Group Initial Principal Amount, in each case with respect to such Class B Additional Investor Group, (iii) the Class B Maximum Principal Amount and each Class B Committed Note Purchaser’s Class B Committed Note Purchaser Percentage in each case after giving effect to such addition and (iv) the desired effective date of such addition. On the effective date of each such addition, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) hereto in accordance with the information provided in the notice described above relating to such addition, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(iii)	Class C Notes. Subject only to compliance with this Sub-Clause 2.1(c)(iii) (Class C Notes), Sub-Clause 2.1(e)(iii) (Conditions to Issuance of Additional Issuer Notes) and Sub-Clause 2.1(f)(iii) (Additional Issuer Notes Face and Principal Amount), on any Business Day during the Revolving Period, the Issuer from time to time, upon one (1) month’s prior written notice to the Class C Funding Agents (or such shorter period as may be agreed between the Issuer and the Class C Funding Agents), may increase the Class C Maximum Principal Amount by entering into a Class C Addendum with each member of a Class C Additional Investor Group and its related Class C Funding Agent, and upon execution of any such Class C Addendum, such related Class C Funding Agent and the Class C Committed Note Purchasers in such Class C Additional Investor Group shall become parties to this Agreement from and after the date of such execution. The Issuer shall provide at least three (3) Business Days prior written notice to each Class C Funding Agent party hereto as of the date of such notice and the Administrative Agent, of any such addition, setting forth (i) the names of the Class C Committed Note Purchasers that are members of such Class C Additional Investor Group and their related Class C Funding Agent, (ii) the Class C Maximum Investor Group Principal Amount and the Class C Additional Investor Group Initial Principal Amount, in each case with respect to such Class C Additional Investor Group, (iii) the Class C Maximum Principal Amount and each Class C Committed Note Purchaser’s Class C Committed Note Purchaser Percentage in each case after giving effect to such addition and (iv) the desired effective date of such addition. On the effective date of each such addition, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) hereto in accordance with the information provided in the notice described above relating to such addition, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(d)	Investor Group Maximum Principal Increase

(i)	Class A Investor Group Maximum Principal Increase. Subject only to compliance with this Sub-Clause 2.1(d)(i) (Class A Investor Group Maximum Principal Increase), Sub-Clause 2.1(e) (Conditions to Issuance of Additional Issuer Notes) and Sub-Clause 2.1(f) (Additional Issuer Notes Face and Principal Amount) on any Business Day during the Revolving Period prior to the Second Amendment Date, the Issuer and any Class A Investor Group and its related Class A Funding Agent, Class A Conduit Investors, if any, and Class A Committed Note Purchasers may increase such Class A Investor Group’s Class A Maximum Investor Group Principal Amount and effect a corresponding increase to the Class A Maximum Principal Amount (any such increase, a “Class A Investor Group Maximum Principal Increase”) by entering into a Class A Investor Group Maximum Principal Increase Addendum. The Issuer shall provide at least one (1) month’s prior written notice (or such shorter period as may be agreed between the Issuer and the Class A Funding Agents) to each Class A Funding Agent party hereto as of the date of such notice and the Administrative Agent of any such increase, setting forth (i) the names of the Class A Funding Agent, the Class A Conduit Investors, if any, and the Class A Committed Note Purchasers that are members of such Class A Investor Group, (ii) the Class A Maximum Investor Group Principal Amount with respect to such Class A Investor Group, the Class A Maximum Principal Amount, and each Class A Committed Note Purchaser’s Class A Committed Note Purchaser Percentage, in each case after giving effect to such Class A Investor Group Maximum Principal Increase, (iii) the Class A Investor Group Maximum Principal Increase Amount in connection with such Class A Investor Group Maximum Principal Increase, if any, and (iv) the desired effective date of such Class A Investor Group Maximum Principal Increase. For the avoidance of doubt, no Class A Investor Group, its related Class A Funding Agent, Class A Conduit Investors nor, if any, Class A Committed Note Purchasers shall be obliged to agree to any Class A Investor Group Maximum Principal Increase. On the effective date of each Class A Investor Group Maximum Principal Increase, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) hereto in accordance with the information provided in the notice described above relating to such Class A Investor Group Maximum Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(ii)	Class B Investor Group Maximum Principal Increase. Subject only to compliance with this Sub-Clause 2.1(d)(ii) (Class B Investor Group Maximum Principal Increase), Sub-Clause 2.1(e)(ii) (Conditions to Issuance of Additional Issuer Notes) and Sub-Clause 2.1(f)(ii) (Additional Issuer Notes Face and Principal Amount) on any Business Day during the Revolving Period, the Issuer and any Class B Investor Group and its related Class B Funding Agent, Class B Conduit Investors, if any, and Class B Committed Note Purchasers may increase such Class B Investor Group’s Class B Maximum Investor Group Principal Amount and effect a corresponding increase to the Class B Maximum Principal Amount (any such increase, a “Class B Investor Group Maximum Principal Increase”) by entering into a Class B Investor Group Maximum Principal Increase Addendum. The Issuer shall provide at least one (1) month’s prior written notice (or such shorter period as may be agreed between the Issuer and the Class B Funding Agents) to each Class B Funding Agent party hereto as of the date of such notice and the Administrative Agent of any such increase, setting forth (i) the names of the Class B Funding Agent, the Class B Conduit Investors, if any, and the Class B Committed Note Purchasers that are members of such Class B Investor Group, (ii) the Class B Maximum Investor Group Principal Amount with respect to such Class B Investor Group, the Class B Maximum Principal Amount, and each Class B Committed Note Purchaser’s Class B Committed Note Purchaser Percentage, in each case after giving effect to such Class B Investor Group Maximum Principal Increase, (iii) the Class B Investor Group Maximum Principal Increase Amount in connection with such Class B Investor Group Maximum Principal Increase, if any, and (iv) the desired effective date of such Class B Investor Group Maximum Principal Increase. On the effective date of each Class B Investor Group Maximum Principal Increase, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) hereto in accordance with the information provided in the notice described above relating to such Class B Investor Group Maximum Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(iii)	Class C Investor Group Maximum Principal Increase. Subject only to compliance with this Sub-Clause 2.1(d)(iii) (Class C Investor Group Maximum Principal Increase), Sub-Clause 2.1(e)(iii) (Conditions to Issuance of Additional Issuer Notes) and Sub-Clause 2.1(f)(iii) (Additional Issuer Notes Face and Principal Amount) on any Business Day during the Revolving Period, the Issuer and any Class C Investor Group and its related Class C Funding Agent and Class C Committed Note Purchasers may increase such Class C Investor Group’s Class C Maximum Investor Group Principal Amount and effect a corresponding increase to the Class C Maximum Principal Amount (any such increase, a “Class C Investor Group Maximum Principal Increase”) by entering into a Class C Investor Group Maximum Principal Increase Addendum. The Issuer shall provide at least one (1) month’s prior written notice (or such shorter period as may be agreed between the Issuer and the Class C Funding Agents) to each Class C Funding Agent party hereto as of the date of such notice and the Administrative Agent of any such increase, setting forth (i) the names of the Class C Funding Agent and the Class C Committed Note Purchasers that are members of such Class C Investor Group, (ii) the Class C Maximum Investor Group Principal Amount with respect to such Class C Investor Group, the Class C Maximum Principal Amount, and each Class C Committed Note Purchaser’s Class C Committed Note Purchaser Percentage, in each case after giving effect to such Class C Investor Group Maximum Principal Increase, (iii) the Class C Investor Group Maximum Principal Increase Amount in connection with such Class C Investor Group Maximum Principal Increase, if any, and (iv) the desired effective date of such Class C Investor Group Maximum Principal Increase. On the effective date of each Class C Investor Group Maximum Principal Increase, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) hereto in accordance with the information provided in the notice described above relating to such Class C Investor Group Maximum Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(e)	Conditions to Issuance of Additional Issuer Notes

(i)	In connection with the addition of a Class A Additional Investor Group or a Class A Investor Group Maximum Principal Increase, additional Class A Notes (“Additional Class A Notes”) may be issued (and in the case of a Class A Investor Group Maximum Principal Increase the relevant Class A Investor Group shall surrender to the Registrar for cancellation any Class A Note certificates previously issued to the relevant Class A Investor Group and such certificates shall be replaced with new Class A Note certificates) subsequent to the Closing Date subject to the satisfaction of each of the following conditions:

(A)	the amount of such issuance of Additional Class A Notes, if applicable, shall be equal to or greater than EUR 5,000,000, and in integral multiples of EUR 100,000 per Class A Investor Group in excess thereof;

(B)	other than where Additional Class A Notes are to be issued to fund the Issuer Reserve Account, the Rapid Amortization Period is not continuing and no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes has occurred and is continuing and such issuance and the application of any proceeds thereof, will not cause an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes;

(C)	all representations and warranties of the Issuer set forth in Clause 5 (Representations and Warranties) of the Issuer Note Framework Agreement and Clause 6 (Representations and Warranties; Covenants; Closing Conditions) of this Agreement shall be true and correct with the same effect as if made on and as of such date (except to the extent such representations expressly relate to an earlier date);

(D)	[Reserved]; and

(E)	[Reserved].

(ii)	In connection with the addition of a Class B Additional Investor Group or a Class B Investor Group Maximum Principal Increase, additional Class B Notes (“Additional Class B Notes”) may be issued (and in the case of a Class B Investor Group Maximum Principal Increase the relevant Class B Investor Group shall surrender to the Registrar for cancellation any Class B Note certificates previously issued to the relevant Class B Investor Group and such certificates shall be replaced with new Class B Note certificates) subsequent to the Closing Date subject to the satisfaction of each of the following conditions:

(A)	the amount of such issuance of Additional Class B Notes, if applicable, shall be equal to or greater than EUR 5,000,000 and in integral multiples of EUR 100,000 per Class B Investor Group in excess thereof;

(B)	other than where Additional Class B Notes are to be issued to fund the Issuer Reserve Account, the Rapid Amortization Period is not continuing and no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes has occurred and is continuing and such issuance and the application of any proceeds thereof, will not cause an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes;

(C)	all representations and warranties of the Issuer set forth in Clause 5 (Representations and Warranties) of the Issuer Note Framework Agreement and Clause 6 (Representations and Warranties; Covenants; Closing Conditions) of this Agreement shall be true and correct with the same effect as if made on and as of such date (except to the extent such representations expressly relate to an earlier date);

(D)	[Reserved];

(E)	[Reserved]; and

(F)	[Reserved].

(iii)	In connection with the addition of a Class C Additional Investor Group or a Class C Investor Group Maximum Principal Increase, additional Class C Notes (“Additional Class C Notes”) may be issued (and in the case of a Class C Investor Group Maximum Principal Increase the relevant Class C Investor Group shall surrender to the Registrar for cancellation any Class C Note certificates previously issued to the relevant Class C Investor Group and such certificates shall be replaced with new Class C Note certificates) subsequent to the Closing Date subject to the satisfaction of each of the following conditions:

(A)	the amount of such issuance of Additional Class C Notes, if applicable, shall be equal to or greater than EUR 5,000,000 and in integral multiples of EUR 100,000 per Class C Investor Group in excess thereof;

(B)	other than where Additional Class C Notes are to be issued to fund the Issuer Reserve Account, the Rapid Amortization Period is not continuing and no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes has occurred and is continuing and such issuance and the application of any proceeds thereof, will not cause an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes;

(C)	all representations and warranties of the Issuer set forth in Clause 5 (Representations and Warranties) of the Issuer Note Framework Agreement and Clause 6 (Representations and Warranties; Covenants; Closing Conditions) of this Agreement shall be true and correct with the same effect as if made on and as of such date (except to the extent such representations expressly relate to an earlier date); and

(D)	in the case of the addition of a Class C Additional Investor Group or a Class C Investor Group Maximum Principal Increase for a Class C Investor Group other than the Original Class C Investor Group:

(1)	the Issuer has first offered the right to participate in the Class C Investor Group Maximum Principal Increase and that offer has not been accepted by the Original Class C Investor Group within 20 Business Days; and

(2)	the Original Class C Investor Group will continue to hold 66 2/3% of the Class C Maximum Principal Amount and the Class C Principal Amount,

provided that, for the avoidance of doubt, no Class C Addendum shall be entered into with any Class C Additional Investor Group prior to the satisfaction of the condition in this paragraph (D).

(f)	Additional Issuer Notes Face and Principal Amount

(i)	Additional Class A Notes Face and Principal Amount. Additional Class A Notes shall bear a face amount equal to up to the Class A Maximum Investor Group Principal Amount with respect to the Class A Additional Investor Group or, in the case of a Class A Investor Group Maximum Principal Increase, the Class A Maximum Investor Group Principal Amount with respect to the related Class A Investor Group (after giving effect to such Class A Investor Group Maximum Principal Increase with respect to such Class A Investor Group), and initially shall be issued in a principal amount equal to the Class A Additional Investor Group Initial Principal Amount, if any, with respect to such Class A Additional Investor Group and, in the case of a Class A Investor Group Maximum Principal Increase, the sum of the amount of the related Class A Investor Group Maximum Principal Increase and the Class A Investor Group Principal Amount of such Class A Investor Group’s Class A Notes surrendered for cancellation in connection with such Class A Investor Group Maximum Principal Increase. Upon the issuance of any such Additional Class A Notes, the Class A Maximum Principal Amount shall be increased by the Class A Maximum Investor Group Principal Amount for any such Class A Investor Group or the amount of any such Class A Investor Group Maximum Principal Increase, as applicable. No later than one Business Day following any such Class A Investor Group Maximum Principal Increase, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) to reflect such Class A Investor Group Maximum Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(ii)	Additional Class B Notes Face and Principal Amount. Additional Class B Notes shall bear a face amount equal to up to the Class B Maximum Investor Group Principal Amount with respect to the Class B Additional Investor Group or, in the case of a Class B Investor Group Maximum Principal Increase, the Class B Maximum Investor Group Principal Amount with respect to the related Class B Investor Group (after giving effect to such Class B Investor Group Maximum Principal Increase with respect to such Class B Investor Group), and initially shall be issued in a principal amount equal to the Class B Additional Investor Group Initial Principal Amount, if any, with respect to such Class B Additional Investor Group and, in the case of a Class B Investor Group Maximum Principal Increase, the sum of the amount of the related Class B Investor Group Maximum Principal Increase and the Class B Investor Group Principal Amount of such Class B Investor Group’s Class B Notes surrendered for cancellation in connection with such Class B Investor Group Maximum Principal Increase. Upon the issuance of any such Additional Class B Notes, the Class B Maximum Principal Amount shall be increased by the Class B Maximum Investor Group Principal Amount for any such Class B Investor Group or the amount of any such Class B Investor Group Maximum Principal Increase, as applicable. No later than one Business Day following any such Class B Investor Group Maximum Principal Increase, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) to reflect such Class B Investor Group Maximum Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(iii)	Additional Class C Notes Face and Principal Amount. Additional Class C Notes shall bear a face amount equal to up to the Class C Maximum Investor Group Principal Amount with respect to the Class C Additional Investor Group or, in the case of a Class C Investor Group Maximum Principal Increase, the Class C Maximum Investor Group Principal Amount with respect to the related Class C Investor Group (after giving effect to such Class C Investor Group Maximum Principal Increase with respect to such Class C Investor Group), and initially shall be issued in a principal amount equal to the Class C Additional Investor Group Initial Principal Amount, if any, with respect to such Class C Additional Investor Group and, in the case of a Class C Investor Group Maximum Principal Increase, the sum of the amount of the related Class C Investor Group Maximum Principal Increase and the Class C Investor Group Principal Amount of such Class C Investor Group’s Class C Notes surrendered for cancellation in connection with such Class C Investor Group Maximum Principal Increase. Upon the issuance of any such Additional Class C Notes, the Class C Maximum Principal Amount shall be increased by the Class C Maximum Investor Group Principal Amount for any such Class C Investor Group or the amount of any such Class C Investor Group Maximum Principal Increase, as applicable. No later than one Business Day following any such Class C Investor Group Maximum Principal Increase, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) to reflect such Class C Investor Group Maximum Principal Increase, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Noteholder.

(g)	Proceeds. Proceeds from the initial issuance of the Class A Notes, the Class B Notes, the Class C Notes and from any Additional Issuer Notes shall be deposited into the Issuer Principal Collection Account and allocated in accordance with Clause 5 (Priority of Payments) hereof.

2.2	Advances

(a)	Class A Advances

(i)	Class A Advance Requests. Subject to the terms of this Agreement, including, with respect to any Class A Advance, satisfaction of the Class A Funding Conditions, the aggregate principal amount of the Class A Notes may be increased from time to time. On any Business Day (provided, with respect to any Class A Ordinary Advance only, such Business Day is during the Revolving Period), the Issuer, subject to this Sub-Clause 2.2 (Advances), may increase the Class A Principal Amount (such increase, including any increase resulting from a Class A Investor Group Maximum Principal Increase Amount, is referred to as a “Class A Advance”), by increasing the principal amounts of the Class A Notes allocated ratably by their respective Class A Commitment Percentages in accordance with Sub-Clause 2.2(a)(iv) (Class A Advance Allocations); provided that the aggregate amount of all outstanding Class A Reserve Advances and Class A Ordinary Advances may not exceed the aggregate Class A Commitment of each Class A Investor Group; and further provided that such Class A Advance shall not cause the total amount of Class A Advances in any calendar month to exceed five (5).

(A)	Whenever the Issuer wishes a Class A Conduit Investor, or if there is no Class A Conduit Investor with respect to any Class A Investor Group, the Class A Committed Note Purchaser with respect to such Class A Investor Group, to make a Class A Advance, the Issuer shall notify the Administrative Agent, the related Class A Funding Agent and the Issuer Security Trustee by providing written notice substantially in the form of Exhibit J-1 (Class A Form of Advance Notice) hereto delivered to the Administrative Agent, the Issuer Security Trustee and such Class A Funding Agent (with a copy of such notice delivered to the Class A Committed Note Purchasers) no later than 11:30 a.m. (London time) on the third Business Day prior to the proposed Class A Advance (which notice may be combined with the notice delivered pursuant to Sub-Clause 2.1(c) (Additional Investor Groups) in the case of a Class A Ordinary Advance in connection with a Class A Additional Investor Group Initial Principal Amount, or pursuant to Sub-Clause 2.1(d) (Investor Group Maximum Principal Increase), in the case of a Class A Ordinary Advance in connection with a Class A Investor Group Maximum Principal Increase Amount). Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify (i) whether such Class A Advance is a Class A Ordinary Advance or a Class A Reserve Advance, (ii) the expected repayment date of such Class A Advance and (iii) the aggregate amount of the requested Class A Advance to be made on such date; provided, however, if, with respect to any Class A Ordinary Advance, the Issuer receives a Class A Delayed Funding Notice in accordance with Sub-Clause 2.2(a)(v) (Delayed Funding Procedures) by 6:00 p.m. (London time) on the third Business Day prior to the date of any proposed Class A Ordinary Advance, the Issuer shall have the right to revoke the Class A Advance Request for such Class A Ordinary Advance by providing the Administrative Agent and each Class A Funding Agent (with a copy to the Issuer Security Trustee and each Class A Committed Note Purchaser) written notice, by telecopy or electronic mail, of such revocation no later than 10:00 a.m. (London time) on the second Business Day prior to the proposed date of such Class A Ordinary Advance.

(B)	Each Class A Funding Agent shall promptly advise its related Class A Conduit Investor, or if there is no Class A Conduit Investor with respect to any Class A Investor Group, its related Class A Committed Note Purchaser, of any notice given pursuant to Sub-Clause 2.2(a)(i) (Class A Advance Requests) and, with respect to any Class A Ordinary Advance, if there is a Class A Conduit Investor with respect to any Class A Investor Group, shall promptly thereafter (but in no event later than 11:00 a.m. (London time) on the second Business Day preceding the date of such proposed Class A Advance), notify the Issuer and the related Class A Committed Note Purchaser(s), whether such Class A Conduit Investor has determined to make such Class A Advance.

(ii)	Party Obligated to Fund Class A Advances. Upon the Issuer’s request in accordance with Sub-Clause 2.2(a)(i) (Class A Advance Request):

(A)	each Class A Conduit Investor, if any, may fund Class A Ordinary Advances (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount) from time to time during the Revolving Period;

(B)	if any Class A Conduit Investor determines that it will not make a Class A Ordinary Advance (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount) or any portion of a Class A Advance (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount), then such Class A Conduit Investor shall notify the Administrative Agent and the Class A Funding Agent with respect to such Class A Conduit Investor, and each Class A Committed Note Purchaser with respect to such Class A Conduit Investor, subject to Sub-Clause 2.2(a)(v) (Class A Delayed Funding Procedures) shall fund its pro rata portion (by Class A Committed Note Purchaser Percentage) of the Class A Commitment Percentage with respect to such Class A Investor Group of such Class A Ordinary Advance (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount) not funded by such Class A Conduit Investor;

(C)	if there is no Class A Conduit Investor with respect any Class A Investor Group, then the Class A Committed Note Purchaser(s) with respect to such Class A Investor Group, subject to Sub-Clause 2.2(a)(v) (Class A Delayed Funding Procedures), shall fund Class A Ordinary Advances (whether as a Class A Non-Delayed Amount or a Class A Delayed Amount) from time to time; and

(D)	each Class A Conduit Investor, or each Class A Committed Note Purchaser if there is no Class A Conduit Investor with respect to any Class A Investor Group, shall fund any Class A Reserve Advance.

(iii)	Class A Conduit Investor Funding. Each Class A Conduit Investor hereby agrees with respect to itself that it will use commercially reasonable efforts to fund Class A Advances made by its Class A Investor Group through the issuance of Class A Commercial Paper; provided that, (i) no Class A Conduit Investor will have any obligation to use commercially reasonable efforts to fund Class A Advances made by its Class A Investor Group through the issuance of Class A Commercial Paper at any time that the funding of such Class A Advance through the issuance of Class A Commercial Paper would be prohibited by the program documents governing such Class A Conduit Investor’s commercial paper program, (ii) nothing herein is (or shall be construed) as a commitment by any Class A Conduit Investor to fund any Class A Advance through the issuance of Class A Commercial Paper; provided further that, the Class A Conduit Investors shall not, and shall not be obligated to, fund or pay any Class A Ordinary Advance pursuant to this Agreement unless (i) the respective Class A Conduit Investor has received funds that may be used to make such funding or other payment and which funds are not required to repay any of the commercial paper notes (“Class A CP Notes”) issued by such Class A Conduit Investor when due and (ii) after giving effect to such funding or payment, either (x) such Class A Conduit Investor could issue Class A CP Notes to refinance all of its outstanding Class A CP Notes (assuming such outstanding Class A CP Notes matured at such time) in accordance with the program documents governing its commercial paper program or (y) all of the Class A CP Notes are paid in full. Any amount that a Class A Conduit Investor does not pay pursuant to the operation of the second proviso of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or obligation of such Class A Conduit Investor for any such insufficiency.

(iv)	Class A Advance Allocations. The Issuer shall allocate the proposed Class A Advance among the Class A Investor Groups ratably by their respective Class A Commitment Percentages; provided that, in the event that one or more Class A Additional Investor Groups becomes party to this Agreement in accordance with Sub-Clause 2.1(c) (Additional Investor Groups) or one or more Class A Investor Group Maximum Principal Increases are effected in accordance with Sub-Clause 2.1(d) (Investor Group Maximum Principal Increase), any Class A Additional Investor Group Initial Principal Amount in connection with the addition of each such Class A Additional Investor Group, any Class A Investor Group Maximum Principal Increase Amount in connection with each such Class A Investor Group Maximum Principal Increase and each Class A Advance subsequent to either of the foregoing shall be allocated solely to such Class A Additional Investor Groups and/or such Class A Investor Groups, as applicable, until (and only until) the Class A Principal Amount is allocated ratably among all Class A Investor Groups (based upon each such Class A Commitment Percentage after giving effect to each such Class A Additional Investor Group becoming party hereto and/or each such Class A Investor Group Maximum Principal Increase, as applicable); provided further that on or prior to the Payment Date immediately following the date on which any such Class A Additional Investor Group becomes party hereto or a Class A Investor Group Maximum Principal Increase occurs, the Issuer shall use commercially reasonable efforts to request Class A Advances and/or effect Class A Voluntary Decreases in relation to the Class A Notes to the extent necessary to cause (after giving effect to such Class A Advances and Class A Voluntary Decreases in relation to the Class A Notes) the Class A Principal Amount to be allocated ratably among all Class A Investor Groups (based upon each such Class A Investor Group’s Class A Commitment Percentage after giving effect to such Class A Additional Investor Group becoming party hereto or such Class A Investor Group Maximum Principal Increase, as applicable).

(v)	Class A Delayed Funding Procedures.

(A)	A Class A Delayed Funding Purchaser, upon receipt of any notice of a Class A Ordinary Advance pursuant to Sub-Clause 2.2(a), promptly (but in no event later than 6:00 p.m. (London time) on the third Business Day prior to the proposed date of such Class A Ordinary Advance) may notify the Issuer in writing (a “Class A Delayed Funding Notice”) of its election to designate such Class A Ordinary Advance as a delayed Class A Ordinary Advance (such Class A Ordinary Advance, a “Class A Designated Delayed Advance”). If such Class A Delayed Funding Purchaser’s ratable portion of such Class A Ordinary Advance exceeds its Class A Required Non-Delayed Amount (such excess amount, the “Class A Permitted Delayed Amount”), then the Class A Delayed Funding Purchaser shall also include in the Class A Delayed Funding Notice the portion of such Class A Ordinary Advance (such amount as specified in the Class A Delayed Funding Notice, not to exceed such Class A Delayed Funding Purchaser’s Class A Permitted Delayed Amount, the “Class A Delayed Amount”) that the Class A Delayed Funding Purchaser has elected to fund on a Business Day that is on or prior to the thirty-fifth (35th) day following the proposed date of such Class A Ordinary Advance (such date as specified in the Class A Delayed Funding Notice, the “Class A Delayed Funding Date”) rather than on the date for such Class A Ordinary Advance specified in the related Class A Advance Request.

(B)	If (A) one or more Class A Delayed Funding Purchasers provide a Class A Delayed Funding Notice to the Issuer specifying a Class A Delayed Amount in respect of any Class A Ordinary Advance and (B) the Issuer shall not have revoked the notice of the Class A Ordinary Advance by 10:00 a.m. (London time) two Business Days preceding the proposed date of such Class A Ordinary Advance, then the Issuer, by no later than 11:30 a.m. (London time) two Business Days preceding the date of such proposed Class A Ordinary Advance, may (but shall have no obligation to) direct each Class A Available Delayed Amount Committed Note Purchaser to fund an additional portion of such Class A Ordinary Advance on the proposed date of such Class A Ordinary Advance equal to such Class A Available Delayed Amount Committed Note Purchaser’s proportionate share (based upon the relative Class A Committed Note Purchaser Percentage of such Class A Available Delayed Amount Committed Note Purchasers) of the aggregate Class A Delayed Amount with respect to the proposed Advance; provided that, (i) no Class A Available Delayed Amount Committed Note Purchaser shall be required to fund any portion of its proportionate share of such aggregate Class A Delayed Amount that would cause its Class A Investor Group Principal Amount to exceed its Class A Maximum Investor Group Principal Amount and (ii) any Class A Conduit Investor, if any, in the Class A Available Delayed Amount Committed Note Purchaser’s Investor Group may, in its sole discretion, agree to fund such proportionate share of such aggregate Class A Delayed Amount.

(C)	Upon receipt of any notice of a Class A Delayed Amount in respect of a Class A Advance pursuant to Sub-Clause 2.2(v)(B) (Class A Delayed Funding Procedures), a Class A Available Delayed Amount Committed Note Purchaser, promptly (but in no event later than 6:00 p.m. (London time) on the Business Day prior to the proposed date of such Class A Advance) may notify the Issuer in writing (a “Class A Second Delayed Funding Notice”) of its election to decline to fund a portion of its proportionate share of such Class A Delayed Amount (such portion, the “Class A Second Delayed Funding Notice Amount”); provided that, the Class A Second Delayed Funding Notice Amount shall not exceed the excess, if any, of (A) such Class A Available Delayed Amount Committed Note Purchaser’s proportionate share of such Class A Delayed Amount over (B) such Class A Available Delayed Amount Committed Note Purchaser’s Class A Required Non-Delayed Amount (after giving effect to the funding of any amount in respect of such Class A Advance to be made by such Class A Available Delayed Amount Committed Note Purchaser or the Class A Conduit Investor in such Class A Available Delayed Amount Committed Note Purchaser’s Class A Investor Group) (such excess amount, the “Class A Second Permitted Delayed Amount”), and upon any such election, such Class A Available Delayed Amount Committed Note Purchaser shall include in the Class A Second Delayed Funding Notice the Class A Second Delayed Funding Notice Amount.

(vi)	Funding Class A Advances

(A)	Subject to the other conditions set forth in this Sub-Clause 2.2(a) (Class A Advances), on the date of each Class A Ordinary Advance, each Class A Conduit Investor and Class A Committed Note Purchaser(s) funding such Class A Ordinary Advance shall make available to the Issuer its portion of the amount of such Class A Ordinary Advance (other than any Class A Delayed Amount) by wire transfer in Euros in same day funds to the Issuer Principal Collection Account no later than 2:00 p.m. (London time) on the date of such Class A Ordinary Advance. Proceeds from any Class A Ordinary Advance shall be deposited into the Issuer Principal Collection Account.

(B)	Subject to the other conditions set forth in this Sub-Clause 2.2(a) (Class A Advances), on the date of each Class A Reserve Advance, each Class A Conduit Investor and Class A Committed Note Purchaser(s) funding such Class A Reserve Advance shall make available to the Issuer its portion of the amount of such Class A Reserve Advance by wire transfer in Euros in same day funds to the Issuer Reserve Account no later than 2:00 p.m. (London time) on the date of such Class A Reserve Advance. Proceeds from any Class A Reserve Advance shall be deposited into the Issuer Reserve Account and may only be drawn in accordance with the provisions of Sub-Clause 5.4(a) below.

(C)	A Class A Delayed Funding Purchaser that delivered a Class A Delayed Funding Notice in respect of a Class A Delayed Amount shall be obligated to fund such Class A Delayed Amount on the related Class A Delayed Funding Date in the manner set forth in the next succeeding sentence, irrespective of whether the Commitment Termination Date shall have occurred on or prior to such Class A Delayed Funding Date or the Issuer would be able to satisfy the Class A Funding Conditions on such Class A Delayed Funding Date. Such Class A Delayed Funding Purchaser shall (i) (if applicable) pay the sum of the Class A Second Delayed Funding Notice Amount related to such Class A Delayed Amount, if any, to the Issuer no later than 2:00 p.m. (London time) on the related Class A Delayed Funding Date by wire transfer in Euros in same day funds to the Issuer Principal Collection Account, and (ii) pay the Class A Delayed Funding Reimbursement Amount related to such Class A Delayed Amount, if any, on such related Class A Delayed Funding Date to each applicable Class A Funding Agent in immediately available funds for the ratable benefit of the related Class A Available Delayed Amount Purchasers that funded the Class A Delayed Amount on the date of the Class A Advance related to such Class A Delayed Amount in accordance with Sub-Clause 2.2(a)(v)(C) (Class A Delayed Funding Procedures), based on the relative amount of such Class A Delayed Amount funded by such Class A Available Delayed Amount Purchaser on the date of such Class A Advance pursuant to Sub-Clause 2.2(a)(v)(C) (Class A Delayed Funding Procedures).

(vii)	Class A Funding Defaults. If, by 2:00 p.m. (London time) on the date of any Class A Advance, one or more Class A Committed Note Purchasers in a Class A Investor Group (each, a “Class A Defaulting Committed Note Purchaser,” and each Class A Committed Note Purchaser in the related Class A Investor Group that is not a Class A Defaulting Committed Note Purchaser, a “Class A Non-Defaulting Committed Note Purchaser”) fails to make its portion of such Class A Advance, available to the Issuer pursuant to Sub-Clause 2.2(a)(vi) (Funding Class A Advances) (the aggregate amount unavailable to the Issuer as a result of any such failure being herein called an “Class A Advance Deficit”), then the Class A Funding Agent for such Class A Investor Group, by no later than 2:30 p.m. (London time) on the applicable date of such Class A Advance, shall instruct each Class A Non-Defaulting Committed Note Purchaser in the same Class A Investor Group as the Class A Defaulting Committed Note Purchaser to pay, by no later than 3:00 p.m. (London time), in immediately available funds, to the Issuer Principal Collection Account, an amount equal to the lesser of (i) such Class A Non-Defaulting Committed Note Purchaser’s pro rata portion (based upon the relative Class A Committed Note Purchaser Percentage of such Class A Non-Defaulting Committed Note Purchasers) of the Class A Advance Deficit and (ii) the amount by which such Class A Non-Defaulting Committed Note Purchaser’s pro rata portion (by Class A Committed Note Purchaser Percentage) of the Class A Maximum Investor Group Principal Amount for such Class A Investor Group exceeds the portion of the Class A Investor Group Principal Amount, respectively for such Class A Investor Group funded by such Class A Non-Defaulting Committed Note Purchaser (determined after giving effect to all Advances already made by such Class A Investor Group on such date). A Class A Defaulting Committed Note Purchaser shall forthwith, upon demand, pay to the applicable Funding Agent for the ratable benefit of the Class A Non-Defaulting Committed Note Purchasers all amounts paid by each such Class A Non-Defaulting Committed Note Purchaser on behalf of such Class A Defaulting Committed Note Purchaser, together with interest thereon, for each day from the date a payment was made by a Class A Non-Defaulting Committed Note Purchaser until the date such Class A Non-Defaulting Committed Note Purchaser has been paid such amounts in full, at a rate per annum equal to the sum of the Reference Rate plus 0.50% per annum. For the avoidance of doubt, no Class A Delayed Funding Purchaser that has provided a Class A Delayed Funding Notice in respect of a Class A Advance shall be considered to be in default of its obligation to fund its Class A Delayed Amount or be treated as a Class A Defaulting Committed Note Purchaser hereunder unless and until it has failed to fund the Class A Delayed Funding Reimbursement Amount or the Class A Second Delayed Funding Notice Amount on the related Class A Delayed Funding Date in accordance with Sub-Clause 2.2(a)(vi)(B) (Funding Class A Advances).

(b)	Class B Advances

(i)	Class B Advance Requests. Subject to the terms of this Agreement, including satisfaction of the Class B Funding Conditions, the aggregate principal amount of the Class B Notes may be increased from time to time. On any Business Day during the Revolving Period, the Issuer, subject to this Sub-Clause 2.2(b) (Class B Advances), may increase the Class B Principal Amount (such increase, including any increase resulting from a Class B Investor Group Maximum Principal Increase Amount, is referred to as a “Class B Advance”), by increasing the principal amounts of the Class B Notes allocated ratably by their respective Class B Commitment Percentages in accordance with Sub-Clause 2.2(b)(iv) (Class B Advance Allocations), provided that such Class B Advance shall not cause the total amount of Class B Advances in any calendar month to exceed five (5).

(A)	Whenever the Issuer wishes a Class B Conduit Investor, or if there is no Class B Conduit Investor with respect to any Class B Investor Group, the Class B Committed Note Purchaser with respect to such Class B Investor Group, to make a Class B Advance, the Issuer shall notify the Administrative Agent, the related Class B Funding Agent and the Issuer Security Trustee by providing written notice substantially in the form of Exhibit J-2 (Class B Form of Advance Notice) delivered to the Administrative Agent, the Issuer Security Trustee and such Class B Funding Agent (with a copy of such notice delivered to the Class B Committed Note Purchasers) no later than 11:30 a.m. (London time) on the third Business Day prior to the proposed Class B Advance (which notice may be combined with the notice delivered pursuant to Sub-Clause 2.1(c) (Additional Investor Groups) in the case of a Class B Advance in connection with a Class B Additional Investor Group Initial Principal Amount, or pursuant to Sub-Clause 2.1(d) (Investor Group Maximum Principal Increase), in the case of a Class B Advance in connection with a Class B Investor Group Maximum Principal Increase Amount). Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify the aggregate amount of the requested Class B Advance to be made on such date; provided, however, if the Issuer receives a Class B Delayed Funding Notice in accordance with Sub-Clause 2.2(b)(v) (Class B Delayed Funding Procedures) by 6:00 p.m. (London time) on the third Business Day prior to the date of any proposed Class B Advance, the Issuer shall have the right to revoke the Class B Advance Request by providing the Administrative Agent and each Class B Funding Agent (with a copy to the Issuer Security Trustee and each Class B Committed Note Purchaser) written notice, by telecopy or electronic mail, of such revocation no later than 10:00 a.m. (London time) on the second Business Day prior to the proposed date of such Class B Advance.

(B)	Each Class B Funding Agent shall promptly advise its related Class B Conduit Investor, or if there is no Class B Conduit Investor with respect to any Class B Investor Group, its related Class B Committed Note Purchaser, of any notice given pursuant to Sub-Clause 2.2(b)(i) (Class B Advance Requests) and, if there is a Class B Conduit Investor with respect to any Class B Investor Group, shall promptly thereafter (but in no event later than 11:00 a.m. (London time) on the second Business Day preceding the date of such proposed Class B Advance), notify the Issuer and the related Class B Committed Note Purchaser(s), whether such Class B Conduit Investor has determined to make such Class B Advance.

(ii)	Party Obligated to Fund Class B Advances. Upon the Issuer’s request in accordance with Sub-Clause 2.2(b)(i) (Class B Advances):

(A)	each Class B Conduit Investor, if any, may fund Class B Advances (whether as a Class B Non-Delayed Amount or a Class B Delayed Amount) from time to time during the Revolving Period;

(B)	if any Class B Conduit Investor determines that it will not make a Class B Advance (whether as a Class B Non-Delayed Amount or a Class B Delayed Amount) or any portion of a Class B Advance (whether as a Class B Non-Delayed Amount or a Class B Delayed Amount), then such Class B Conduit Investor shall notify the Administrative Agent and the Class B Funding Agent with respect to such Class B Conduit Investor, and each Class B Committed Note Purchaser with respect to such Class B Conduit Investor, subject to Sub-Clause 2.2(b)(v) (Class B Delayed Funding Procedures) shall fund its pro rata portion (by Class B Committed Note Purchaser Percentage) of the Class B Commitment Percentage with respect to such Class B Investor Group of such Class B Advance (whether as a Class B Non-Delayed Amount or a Class B Delayed Amount) not funded by such Class B Conduit Investor; and

(C)	if there is no Class B Conduit Investor with respect any Class B Investor Group, then the Class B Committed Note Purchaser(s) with respect to such Class B Investor Group, subject to Sub-Clause 2.2(b)(v) (Class B Delayed Funding Procedures), shall fund Class B Advances (whether as a Class B Non-Delayed Amount or a Class B Delayed Amount) from time to time.

(iii)	Class B Conduit Investor Funding. Each Class B Conduit Investor hereby agrees with respect to itself that it will use commercially reasonable efforts to fund Class B Advances made by its Class B Investor Group through the issuance of Class B Commercial Paper; provided that, (i) no Class B Conduit Investor will have any obligation to use commercially reasonable efforts to fund Class B Advances made by its Class B Investor Group through the issuance of Class B Commercial Paper at any time that the funding of such Class B Advance through the issuance of Class B Commercial Paper would be prohibited by the program documents governing such Class B Conduit Investor’s commercial paper program, (ii) nothing herein is (or shall be construed) as a commitment by any Class B Conduit Investor to fund any Class B Advance through the issuance of Class B Commercial Paper; provided further that, the Class B Conduit Investors shall not, and shall not be obligated to, fund or pay any amount pursuant to this Agreement unless (i) the respective Class B Conduit Investor has received funds that may be used to make such funding or other payment and which funds are not required to repay any of the commercial paper notes (“Class B CP Notes”) issued by such Class B Conduit Investor when due and (ii) after giving effect to such funding or payment, either (x) such Class B Conduit Investor could issue Class B CP Notes to refinance all of its outstanding Class B CP Notes (assuming such outstanding Class B CP Notes matured at such time) in accordance with the program documents governing its commercial paper program or (y) all of the Class B CP Notes are paid in full. Any amount that a Class B Conduit Investor does not pay pursuant to the operation of the second proviso of the preceding sentence shall not constitute a claim (as defined in Section 101 of the Bankruptcy Code) against or obligation of such Class B Conduit Investor for any such insufficiency.

(iv)	Class B Advance Allocations. The Issuer shall allocate the proposed Class B Advance among the Class B Investor Groups ratably by their respective Class B Commitment Percentages; provided that, in the event that one or more Class B Additional Investor Groups becomes party to this Agreement in accordance with Sub-Clause 2.1(c) (Additional Investor Groups) or one or more Class B Investor Group Maximum Principal Increases are effected in accordance with Sub-Clause 2.1(d) (Investor Group Maximum Principal Increase), any Class B Additional Investor Group Initial Principal Amount in connection with the addition of each such Class B Additional Investor Group, any Class B Investor Group Maximum Principal Increase Amount in connection with each such Class B Investor Group Maximum Principal Increase and each Class B Advance subsequent to either of the foregoing shall be allocated solely to such Class B Additional Investor Groups and/or such Class B Investor Groups, as applicable, until (and only until) the Class B Principal Amount is allocated ratably among all Class B Investor Groups (based upon each such Class B Commitment Percentage after giving effect to each such Class B Additional Investor Group becoming party hereto and/or each such Class B Investor Group Maximum Principal Increase, as applicable); provided further that on or prior to the Payment Date immediately following the date on which any such Class B Additional Investor Group becomes party hereto or a Class B Investor Group Maximum Principal Increase occurs, the Issuer shall use commercially reasonable efforts to request Class B Advances and/or effect Class B Voluntary Decreases to the extent necessary to cause (after giving effect to such Class B Advances and Class B Voluntary Decreases) the Class B Principal Amount to be allocated ratably among all Class B Investor Groups (based upon each such Class B Investor Group’s Class B Commitment Percentage after giving effect to such Class B Additional Investor Group becoming party hereto or such Class B Investor Group Maximum Principal Increase, as applicable).

(v)	Class B Delayed Funding Procedures.

(A)	A Class B Delayed Funding Purchaser, upon receipt of any notice of a Class B Advance pursuant to Sub-Clause 2.2(b)(i), promptly (but in no event later than 6:00 p.m. (London time) on the third Business Day prior to the proposed date of such Class B Advance) may notify the Issuer in writing (a “Class B Delayed Funding Notice”) of its election to designate such Class B Advance as a delayed Class B Advance (such Class B Advance, a “Class B Designated Delayed Advance”). If such Class B Delayed Funding Purchaser’s ratable portion of such Class B Advance exceeds its Class B Required Non-Delayed Amount (such excess amount, the “Class B Permitted Delayed Amount”), then the Class B Delayed Funding Purchaser shall also include in the Class B Delayed Funding Notice the portion of such Class B Advance (such amount as specified in the Class B Delayed Funding Notice, not to exceed such Class B Delayed Funding Purchaser’s Class B Permitted Delayed Amount, the “Class B Delayed Amount”) that the Class B Delayed Funding Purchaser has elected to fund on a Business Day that is on or prior to the thirty-fifth (35th) day following the proposed date of such Class B Advance (such date as specified in the Class B Delayed Funding Notice, the “Class B Delayed Funding Date”) rather than on the date for such Class B Advance specified in the related Class B Advance Request.

(B)	If (A) one or more Class B Delayed Funding Purchasers provide a Class B Delayed Funding Notice to the Issuer specifying a Class B Delayed Amount in respect of any Class B Advance and (B) the Issuer shall not have revoked the notice of the Class B Advance by 10:00 a.m. (London time) two Business Days preceding the proposed date of such Class B Advance, then the Issuer, by no later than 11:30 a.m. (London time) two Business Days preceding the date of such proposed Class B Advance, may (but shall have no obligation to) direct each Class B Available Delayed Amount Committed Note Purchaser to fund an additional portion of such Class B Advance on the proposed date of such Class B Advance equal to such Class B Available Delayed Amount Committed Note Purchaser’s proportionate share (based upon the relative Class B Committed Note Purchaser Percentage of such Class B Available Delayed Amount Committed Note Purchasers) of the aggregate Class B Delayed Amount with respect to the proposed Advance; provided that, (i) no Class B Available Delayed Amount Committed Note Purchaser shall be required to fund any portion of its proportionate share of such aggregate Class B Delayed Amount that would cause its Class B Investor Group Principal Amount to exceed its Class B Maximum Investor Group Principal Amount and (ii) any Class B Conduit Investor, if any, in the Class B Available Delayed Amount Committed Note Purchaser’s Investor Group may, in its sole discretion, agree to fund such proportionate share of such aggregate Class B Delayed Amount.

(C)	Upon receipt of any notice of a Class B Delayed Amount in respect of a Class B Advance pursuant to Sub-Clause 2.2(b)(v)(B) (Class B Delayed Funding Procedures), a Class B Available Delayed Amount Committed Note Purchaser, promptly (but in no event later than 6:00 p.m. (London time) on the Business Day prior to the proposed date of such Class B Advance) may notify the Issuer in writing (a “Class B Second Delayed Funding Notice”) of its election to decline to fund a portion of its proportionate share of such Class B Delayed Amount (such portion, the “Class B Second Delayed Funding Notice Amount”); provided that, the Class B Second Delayed Funding Notice Amount shall not exceed the excess, if any, of (A) such Class B Available Delayed Amount Committed Note Purchaser’s proportionate share of such Class B Delayed Amount over (B) such Class B Available Delayed Amount Committed Note Purchaser’s Class B Required Non-Delayed Amount (after giving effect to the funding of any amount in respect of such C Class B Advance to be made by such Class B Available Delayed Amount Committed Note Purchaser or the Class B Conduit Investor in such Class B Available Delayed Amount Committed Note Purchaser’s Class B Investor Group) (such excess amount, the “Class B Second Permitted Delayed Amount”), and upon any such election, such Class B Available Delayed Amount Committed Note Purchaser shall include in the Class B Second Delayed Funding Notice the Class B Second Delayed Funding Notice Amount.

(vi)	Funding Class B Advances

(A)	Subject to the other conditions set forth in this Sub-Clause 2.2(b) (Class B Advances), on the date of each Class B Advance, each Class B Conduit Investor and Class B Committed Note Purchaser(s) funding such Class B Advance shall make available to the Issuer its portion of the amount of such Class B Advance (other than any Class B Delayed Amount) by wire transfer in Euros in same day funds to the Issuer Principal Collection Account no later than 2:00 p.m. (London time) on the date of such Class B Advance. Proceeds from any Class B Advance shall be deposited into the Issuer Principal Collection Account.

(B)	A Class B Delayed Funding Purchaser that delivered a Class B Delayed Funding Notice in respect of a Class B Delayed Amount shall be obligated to fund such Class B Delayed Amount on the related Class B Delayed Funding Date in the manner set forth in the next succeeding sentence, irrespective of whether the Commitment Termination Date shall have occurred on or prior to such Class B Delayed Funding Date or the Issuer would be able to satisfy the Class B Funding Conditions on such Class B Delayed Funding Date. Such Class B Delayed Funding Purchaser shall (i) (if applicable) pay the sum of the Class B Second Delayed Funding Notice Amount related to such Class B Delayed Amount, if any, to the Issuer no later than 2:00 p.m. (London time) on the related Class B Delayed Funding Date by wire transfer in Euros in same day funds to the Issuer Principal Collection Account, and (ii) pay the Class B Delayed Funding Reimbursement Amount related to such Class B Delayed Amount, if any, on such related Class B Delayed Funding Date to each applicable Class B Funding Agent in immediately available funds for the ratable benefit of the related Class B Available Delayed Amount Purchasers that funded the Class B Delayed Amount on the date of the Class B Advance related to such Class B Delayed Amount in accordance with Sub-Clause 2.2(b)(v)(C) (Class B Delayed Funding Procedures), based on the relative amount of such Class B Delayed Amount funded by such Class B Available Delayed Amount Purchaser on the date of such Class B Advance pursuant to Sub-Clause 2.2(b)(v)(C) (Class B Delayed Funding Procedures).

(c)	Class C Advances

(i)	Class C Advance Requests. Subject to the terms of this Agreement, including satisfaction of the Class C Funding Conditions, the aggregate principal amount of the Class C Notes may be increased from time to time. On any Business Day during the Revolving Period, the Issuer, subject to this Sub-Clause 2.2(c) (Class C Advances), may increase the Class C Principal Amount (such increase, including any increase resulting from a Class C Investor Group Maximum Principal Increase Amount, is referred to as a “Class C Advance”), by increasing the principal amounts of the Class C Notes allocated ratably by their respective Class C Commitment Percentages in accordance with Sub-Clause 2.2(c)(iii) (Class C Advance Allocations), provided that such Class C Advance shall not cause the total amount of Class C Advances in any calendar month to exceed one (1).

(A)	Whenever the Issuer wishes a Class C Committed Note Purchaser with respect to such Class C Investor Group, to make a Class C Advance, the Issuer shall notify the Administrative Agent, the related Class C Funding Agent and the Issuer Security Trustee by providing written notice substantially in the form of Exhibit J-3 (Class C Form of Advance Notice) delivered to the Administrative Agent, the Issuer Security Trustee and such Class C Funding Agent (with a copy of such notice delivered to the Class C Committed Note Purchasers) no later than 11:30 a.m. (London time) on the fifth Business Day prior to the proposed Class C Advance (which notice may be combined with the notice delivered pursuant to Sub-Clause 2.1(c) (Additional Investor Groups) in the case of a Class C Advance in connection with a Class C Additional Investor Group Initial Principal Amount, or pursuant to Sub-Clause 2.1(d) (Investor Group Maximum Principal Increase), in the case of a Class C Advance in connection with a Class C Investor Group Maximum Principal Increase Amount). Each such notice shall be irrevocable and shall in each case refer to this Agreement and specify the aggregate amount of the requested Class C Advance to be made on such date.

(ii)	Party Obligated to Fund Class C Advances. Upon the Issuer’s request in accordance with Sub-Clause 2.2(c)(i) (Class C Advances) the Class C Committed Note Purchaser(s) with respect to such Class C Investor Group shall fund Class C Advances from time to time.

(iii)	Class C Advance Allocations. The Issuer shall allocate the proposed Class C Advance among the Class C Investor Groups ratably by their respective Class C Commitment Percentages; provided that, in the event that one or more Class C Additional Investor Groups becomes party to this Agreement in accordance with Sub-Clause 2.1(c) (Additional Investor Groups) or one or more Class C Investor Group Maximum Principal Increases are effected in accordance with Sub-Clause 2.1(d) (Investor Group Maximum Principal Increase), any Class C Additional Investor Group Initial Principal Amount in connection with the addition of each such Class C Additional Investor Group, any Class C Investor Group Maximum Principal Increase Amount in connection with each such Class C Investor Group Maximum Principal Increase and each Class C Advance subsequent to either of the foregoing shall be allocated solely to such Class C Additional Investor Groups and/or such Class C Investor Groups, as applicable, until (and only until) the Class C Principal Amount is allocated ratably among all Class C Investor Groups (based upon each such Class C Commitment Percentage after giving effect to each such Class C Additional Investor Group becoming party hereto and/or each such Class C Investor Group Maximum Principal Increase, as applicable); provided further that on or prior to the Payment Date immediately following the date on which any such Class C Additional Investor Group becomes party hereto or a Class C Investor Group Maximum Principal Increase occurs, the Issuer shall use commercially reasonable efforts to request Class C Advances and/or effect Class C Voluntary Decreases to the extent necessary to cause (after giving effect to such Class C Advances and Class C Voluntary Decreases) the Class C Principal Amount to be allocated ratably among all Class C Investor Groups (based upon each such Class C Investor Group’s Class C Commitment Percentage after giving effect to such Class C Additional Investor Group becoming party hereto or such Class C Investor Group Maximum Principal Increase, as applicable).

(iv)	Funding Class C Advances: Subject to the other conditions set forth in this Sub-Clause 2.2(c) (Class C Advances), on the date of each Class C Advance, each Class C Committed Note Purchaser(s) funding such Class C Advance shall make available to the Issuer its portion of the amount of such Class C Advance by wire transfer in Euros in same day funds to the Issuer Principal Collection Account no later than 2:00 p.m. (London time) on the date of such Class C Advance. Proceeds from any Class C Advance shall be deposited into the Issuer Principal Collection Account.

(d)	No obligation to make Class A Advance Requests, Class B Advance Requests or Class C Advance Requests. For the avoidance of doubt, the Issuer is not obliged to make any Class A Advance Requests, Class B Advance Requests or Class C Advance Requests, save that the Issuer shall deliver a Class A Advance Request to the Administrative Agent, the Class A Funding Agents and the Issuer Security Trustee (i) on the third Business Day prior to the Payment Date immediately preceding the Commitment Termination Date, in an amount equal to (x) the Required Reserve Advance Amount, minus (y) the Class B Required Letter of Credit/Cash Liquid Enhancement Amount if any, and minus (z) the Class C Required Letter of Credit/Cash Liquid Enhancement Amount, and (ii) upon the occurrence of a Liquidation Event, in an amount equal to (x) the Required Reserve Advance Amount, minus (y) the Class B Required Letter of Credit/Cash Liquid Enhancement Amount if any, and minus (z) the Class C Required Letter of Credit/Cash Liquid Enhancement Amount; provided that, if the Issuer obtains actual knowledge of the occurrence of a Liquidation Event after 10:30 a.m. (London time) on any Business Day, the Class A Advance Request required to be delivered in accordance with item (ii) of this Sub-Clause 2.2(c) shall be delivered no later than 11:30 a.m. (London time) on the next succeeding Business Day; provided further that, no Class A Advance Request shall be required in accordance with item (ii) of this Sub-Clause 2.2(c) if a Class A Advance Request shall have previously been delivered in accordance with item (i) of this Sub-Clause 2.2(c).

2.3	Procedure for Decreasing the Principal Amount

(a)	Principal Decreases. Subject to the terms of this Agreement, the aggregate principal amount of the Issuer Notes may be decreased from time to time.

(b)	Expected Decrease

(i)	Class A Expected Decrease

(A)	The expected repayment date of each Class A Advance shall be specified in the Class A Advance Request, which shall be a Payment Date or an Alternative Payment Date (such date, the “Class A Expected Payment Date”); provided that, with respect to the Class A Initial Advance Amount with respect to each Class A Noteholder as of the Closing Date, the Class A Expected Payment Date shall be the first Alternative Payment Date.

(B)	Should the Issuer wish to repay a Class A Advance on its Class A Expected Payment Date (the amount of such Class A Advance to be repaid, the “Class A Expected Decrease Amount”), then the Issuer shall provide notice to each Class A Noteholder, each Class A Conduit Investor, each Class A Committed Note Purchaser, the Administrative Agent and the Issuer Security Trustee at least 3 Business Days prior to such Class A Expected Payment Date. Each such notice shall set forth the date of such Class A Expected Decrease, the related Class A Expected Decrease Amount, whether the Issuer is electing to pay any Class A Terminated Purchaser in connection with such Class A Expected Decrease, and the amount to be paid to such Class A Terminated Purchaser (if any).

(C)	Any Class A Advance which is repaid on a Payment Date or an Alternative Payment Date shall be payable in accordance with Clause 5 (Priority of Payments) (such repayment, a “Class A Expected Decrease”).

(D)	If the Issuer does not provide notice in accordance with Sub-Clause 2.3(b)(i)(B) above, then the relevant Class A Advance shall not be due and payable on its Class A Expected Payment Date but instead will become due and payable on the earlier of the next Alternative Payment Date and the next Payment Date, in each case immediately after such Class A Expected Payment Date. For the avoidance of doubt, and subject to all Class A Advances being due and payable on the Expected Final Payment Date, there is no limit on the number of times which the Class A Expected Payment Date may be extended in accordance with this Sub-Clause 2.3(b)(i)(D).

(ii)	Class B Expected Decrease

(A)	The expected repayment date of each Class B Advance shall be specified in the Class B Advance Request, which shall be a Payment Date or an Alternative Payment Date (such date, the “Class B Expected Payment Date”); provided that, with respect to the Class B Initial Advance Amount with respect to each Class B Noteholder as of the Ninth Amendment Date, the Class B Expected Payment Date shall be the first Alternative Payment Date.

(B)	Should the Issuer wish to repay a Class B Advance on its Class B Expected Payment Date (the amount of such Class B Advance to be repaid, the “Class B Expected Decrease Amount”), then the Issuer shall provide notice to each Class B Noteholder, each Class B Conduit Investor, each Class B Committed Note Purchaser, the Administrative Agent and the Issuer Security Trustee at least 3 Business Days prior to such Class B Expected Payment Date. Each such notice shall set forth the date of such Class B Expected Decrease, the related Class B Expected Decrease Amount, whether the Issuer is electing to pay any Class B Terminated Purchaser in connection with such Class B Expected Decrease, and the amount to be paid to such Class B Terminated Purchaser (if any).

(C)	Any Class B Advance which is repaid on a Payment Date or an Alternative Payment Date shall be payable in accordance with Clause 5 (Priority of Payments) (such repayment, a “Class B Expected Decrease”), provided that the Rapid Amortization Period is not continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing or would result from such Class B Expected Decrease.

(D)	If the Issuer does not provide notice in accordance with Sub-Clause 2.3(b)(ii)(B) above, then the relevant Class B Advance shall not be due and payable on its Class B Expected Payment Date but instead will become due and payable on the earlier of the next Alternative Payment Date and the next Payment Date, in each case immediately after such Class B Expected Payment Date. For the avoidance of doubt, and subject to all Class B Advances being due and payable on the Expected Final Payment Date, there is no limit on the number of times which the Class B Expected Payment Date may be extended in accordance with this Sub-Clause 2.3(b)(ii)(D).

(iii)	Class C Expected Decrease

(A)	The expected repayment date of each Class C Advance shall be specified in the Class C Advance Request, which shall be a Payment Date or an Alternative Payment Date (such date, the “Class C Expected Payment Date”); provided that, with respect to the Class C Initial Advance Amount with respect to each Class C Noteholder as of the Tenth Amendment Date, the Class C Expected Payment Date shall be the first Alternative Payment Date.

(B)	Should the Issuer wish to repay a Class C Advance on its Class C Expected Payment Date (the amount of such Class C Advance to be repaid, the “Class C Expected Decrease Amount”), then the Issuer shall provide notice to each Class C Noteholder, each Class C Committed Note Purchaser, the Administrative Agent and the Issuer Security Trustee at least 3 Business Days prior to such Class C Expected Payment Date. Each such notice shall set forth the date of such Class C Expected Decrease, the related Class C Expected Decrease Amount, whether the Issuer is electing to pay any Class C Terminated Purchaser in connection with such Class C Expected Decrease, and the amount to be paid to such Class C Terminated Purchaser (if any).

(C)	Any Class C Advance which is repaid on a Payment Date or an Alternative Payment Date shall be payable in accordance with Clause 5 (Priority of Payments) (such repayment, a “Class C Expected Decrease”) provided that the Rapid Amortization Period is not continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing or would result from such Class C Expected Decrease.

(D)	If the Issuer does not provide notice in accordance with Sub-Clause 2.3(b)(iii)(B) above, then the relevant Class C Advance shall not be due and payable on its Class C Expected Payment Date but instead will become due and payable on the earlier of the next Alternative Payment Date and the next Payment Date, in each case immediately after such Class C Expected Payment Date. For the avoidance of doubt, and subject to all Class C Advances being due and payable on the Expected Final Payment Date, there is no limit on the number of times which the Class C Expected Payment Date may be extended in accordance with this Sub-Clause 2.3(b)(iii)(D).

(c)	Mandatory Decrease

(i)	Obligation to Decrease Class A Notes. If any Class A Excess Principal Event shall have occurred and be continuing, then, within five (5) Business Days following the Issuer’s discovery of such Class A Excess Principal Event, the Issuer shall withdraw from the Issuer Principal Collection Account an amount equal to the lesser of (x) the amount then on deposit in such account and available for distribution to effect a reduction in the Class A Principal Amount pursuant to Sub-Clause 5.2(c) (Application of Funds in the Issuer Principal Collection Account), and (y) the amount necessary so that, after giving effect to all Class A Voluntary Decreases prior to such date, no such Class A Excess Principal Event shall exist, and distribute the lesser of such (x) and (y) to the Class A Noteholders in respect of principal of the Class A Notes to make a reduction in the Class A Principal Amount in accordance with Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) (each reduction of the Principal Amount pursuant to this paragraph (i), a “Class A Excess Principal Mandatory Decrease” and the amount of each such reduction, the “Class A Excess Principal Mandatory Decrease Amount”).

(ii)	Obligation to Decrease Class B Notes. If any Class B Excess Principal Event shall have occurred and be continuing, then, within five (5) Business Days following the Issuer’s discovery of such Class B Excess Principal Event, the Issuer shall, provided that the Rapid Amortization Period is not continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing or would result from such Class B Excess Principal Mandatory Decrease, withdraw from the Issuer Principal Collection Account an amount equal to the lesser of (x) the amount then on deposit in such account and available for distribution to effect a reduction in the Class B Principal Amount pursuant to Sub-Clause 5.2(c) (Application of Funds in the Issuer Principal Collection Account), and (y) the amount necessary so that, after giving effect to all Class B Voluntary Decreases prior to such date, no such Class B Excess Principal Event shall exist, and distribute the lesser of such (x) and (y) to the Class B Noteholders in respect of principal of the Class B Notes to make a reduction in the Class B Principal Amount in accordance with Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) (each reduction of the Principal Amount pursuant to this paragraph (i), a “Class B Excess Principal Mandatory Decrease” and the amount of each such reduction, the “Class B Excess Principal Mandatory Decrease Amount”).

(iii)	Obligation to Decrease Class C Notes. If any Class C Excess Principal Event shall have occurred and be continuing, then, within five (5) Business Days following the Issuer’s discovery of such Class C Excess Principal Event, the Issuer shall, provided that the Rapid Amortization Period is not continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing or would result from such Class C Excess Principal Mandatory Decrease, withdraw from the Issuer Principal Collection Account an amount equal to the lesser of (x) the amount then on deposit in such account and available for distribution to effect a reduction in the Class C Principal Amount pursuant to Sub-Clause 5.2(c) (Application of Funds in the Issuer Principal Collection Account), and (y) the amount necessary so that, after giving effect to all Class C Voluntary Decreases prior to such date, no such Class C Excess Principal Event shall exist, and distribute the lesser of such (x) and (y) to the Class C Noteholders in respect of principal of the Class C Notes to make a reduction in the Class C Principal Amount in accordance with Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) (each reduction of the Principal Amount pursuant to this paragraph (i), a “Class C Excess Principal Mandatory Decrease” and the amount of each such reduction, the “Class C Excess Principal Mandatory Decrease Amount”).

(iv)	Illegality in respect of Class A Notes. If, in any applicable jurisdiction, it becomes unlawful for a Class A Noteholder to perform any of its obligations as contemplated by this Agreement or to fund, issue or maintain its participation in any Class A Advance:

(A)	that Class A Noteholder shall promptly notify the relevant Class A Funding Agent and the Administrative Agent upon becoming aware of that event;

(B)	upon the relevant Class A Funding Agent notifying the Issuer, the Class A Commitment of that Class A Noteholder will be immediately cancelled; and

(C)	to the extent that the Class A Noteholder’s Class A Note has not been transferred pursuant to Clause 9 (Transfers, Replacements and Assignments), the Issuer shall withdraw from the Issuer Principal Collection Account an amount equal to the amount necessary to reduce the Principal Amount Outstanding of such Class A Note to zero (such reduction, a “Class A Illegality Mandatory Decrease” and the amount of each such reduction, the “Class A Illegality Mandatory Decrease Amount”).

(v)	Illegality in respect of Class B Notes. If, in any applicable jurisdiction, it becomes unlawful for a Class B Noteholder to perform any of its obligations as contemplated by this Agreement or to fund, issue or maintain its participation in any Class B Advance:

(A)	that Class B Noteholder shall promptly notify the relevant Class B Funding Agent and the Administrative Agent upon becoming aware of that event;

(B)	upon the relevant Class B Funding Agent notifying the Issuer, the Class B Commitment of that Class B Noteholder will be immediately cancelled; and

(C)	to the extent that the Class B Noteholder’s Class B Note has not been transferred pursuant to Clause 9 (Transfers, Replacements and Assignments), the Issuer shall, provided that the Rapid Amortization Period is not continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing or would result from such Class B Illegality Mandatory Decrease, withdraw from the Issuer Principal Collection Account an amount equal to the amount necessary to reduce the Principal Amount Outstanding of such Class B Note to zero (such reduction, a “Class B Illegality Mandatory Decrease” and the amount of each such reduction, the “Class B Illegality Mandatory Decrease Amount”).

(vi)	Illegality in respect of Class C Notes. If, in any applicable jurisdiction, it becomes unlawful for a Class C Noteholder to perform any of its obligations as contemplated by this Agreement or to fund, issue or maintain its participation in any Class C Advance:

(A)	that Class C Noteholder shall promptly notify the relevant Class C Funding Agent and the Administrative Agent upon becoming aware of that event;

(B)	upon the relevant Class C Funding Agent notifying the Issuer, the Class C Commitment of that Class C Noteholder will be immediately cancelled; and

(C)	to the extent that the Class C Noteholder’s Class C Note has not been transferred pursuant to Clause 9 (Transfers, Replacements and Assignments), the Issuer shall, provided that the Rapid Amortization Period is not continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing or would result from such Class C Illegality Mandatory Decrease, withdraw from the Issuer Principal Collection Account an amount equal to the amount necessary to reduce the Principal Amount Outstanding of such Class C Note to zero (such reduction, a “Class C Illegality Mandatory Decrease” and the amount of each such reduction, the “Class C Illegality Mandatory Decrease Amount”).

(vii)	Breakage. Subject to and in accordance with Sub-Clause 3.5 (Funding Losses), (x) with respect to each Class A Excess Principal Mandatory Decrease or Class A Illegality Mandatory Decrease, the Issuer shall reimburse each Class A Investor Group or Class A Noteholder (as the case may be) on the next succeeding Payment Date for any associated breakage costs payable as a result of such Class A Excess Principal Mandatory Decrease or Class A Illegality Mandatory Decrease, (y) with respect to each Class B Excess Principal Mandatory Decrease or Class B Illegality Mandatory Decrease, the Issuer shall, provided no Rapid Amortization Period is continuing and to the extent such payment would not result in an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency, and no such event is continuing, reimburse each Class B Investor Group or Class B Noteholder (as the case may be) on the next succeeding Payment Date for any associated breakage costs payable as a result of such Class B Excess Principal Mandatory Decrease or Class B Illegality Mandatory Decrease and (z) with respect to each Class C Excess Principal Mandatory Decrease or Class C Illegality Mandatory Decrease, the Issuer shall, provided no Rapid Amortization Period is continuing and to the extent such payment would not result in an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency, and no such event is continuing, reimburse each Class C Investor Group or Class C Noteholder (as the case may be) on the next succeeding Payment Date for any associated breakage costs payable as a result of such Class C Excess Principal Mandatory Decrease or Class C Illegality Mandatory Decrease.

(viii)	Notice of Mandatory Decrease. Upon discovery of any Class A Excess Principal Event, the Issuer, within two (2) Business Days of such discovery, shall deliver written notice of any related Class A Excess Principal Mandatory Decreases, any related Class A Excess Principal Mandatory Decrease Amount and the date of any such Class A Excess Principal Mandatory Decrease to the Administrative Agent, the Issuer Security Trustee and each Class A Noteholder. Upon discovery of any Class B Excess Principal Event, the Issuer, within two (2) Business Days of such discovery, shall deliver written notice of any related Class B Excess Principal Mandatory Decreases, any related Class B Excess Principal Mandatory Decrease Amount and the date of any such Class B Excess Principal Mandatory Decrease to the Administrative Agent, the Issuer Security Trustee and each Class B Noteholder. Upon discovery of any Class C Excess Principal Event, the Issuer, within two (2) Business Days of such discovery, shall deliver written notice of any related Class C Excess Principal Mandatory Decreases, any related Class C Excess Principal Mandatory Decrease Amount and the date of any such Class C Excess Principal Mandatory Decrease to the Administrative Agent, the Issuer Security Trustee and each Class C Noteholder.

(d)	Voluntary Decrease

(i)	Procedures for Class A Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior notice to each Class A Noteholder, each Class A Conduit Investor, each Class A Committed Note Purchaser, the Administrative Agent and the Issuer Security Trustee, the Issuer may decrease the Class A Principal Amount in whole or in part (each such reduction of the Principal Amount pursuant to this Sub-Clause 2.3(d) (Voluntary Decrease), a “Class A Voluntary Decrease”) by withdrawing from the Issuer Principal Collection Account an amount up to the sum of all amounts then on deposit in such account and available for distribution to effect a Class A Voluntary Decrease pursuant to Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account), and distributing the amount of such withdrawal (such amount, the “Class A Voluntary Decrease Amount”) to the Class A Noteholders as specified in Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) on a pro rata basis amongst the Class A Noteholders other than the Class A Terminated Purchasers. Each such notice shall set forth the date of such Class A Voluntary Decrease, the related Class A Voluntary Decrease Amount, whether the Issuer is electing to pay any Class A Terminated Purchaser in connection with such Class A Voluntary Decrease, and the amount to be paid to such Class A Terminated Purchaser (if any).

(ii)	Procedures for Class B Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior notice to each Class B Noteholder and provided that no Potential Amortization Event or Amortization Event has occurred, each Class B Conduit Investor, each Class B Committed Note Purchaser, the Administrative Agent and the Issuer Security Trustee, the Issuer may decrease the Class B Principal Amount in whole or in part (each such reduction of the Principal Amount pursuant to this Sub-Clause 2.3(d) (Voluntary Decrease), a “Class B Voluntary Decrease”) by withdrawing, provided that no Rapid Amortization Period is continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing or would result from such Class B Voluntary Decrease, from the Issuer Principal Collection Account an amount up to the sum of all amounts then on deposit in such account and available for distribution to effect a Class B Voluntary Decrease pursuant to Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account), and distributing the amount of such withdrawal (such amount, the “Class B Voluntary Decrease Amount”) to the Class B Noteholders as specified in Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) on a pro rata basis amongst the Class B Noteholders other than the Class B Terminated Purchasers. Each such notice shall set forth the date of such Class B Voluntary Decrease, the related Class B Voluntary Decrease Amount, whether the Issuer is electing to pay any Class B Terminated Purchaser in connection with such Class B Voluntary Decrease, and the amount to be paid to such Class B Terminated Purchaser (if any).

(iii)	Procedures for Class C Voluntary Decrease. On any Business Day, upon at least three (3) Business Days’ prior notice to each Class C Noteholder and provided that no Potential Amortization Event or Amortization Event has occurred, and provided further that such Class C Voluntary Decrease notice shall not cause the total amount of Class C Voluntary Decrease notice in any calendar month to exceed one (1), each Class C Committed Note Purchaser, the Administrative Agent and the Issuer Security Trustee, the Issuer may decrease the Class C Principal Amount in whole or in part (each such reduction of the Principal Amount pursuant to this Sub-Clause 2.3(d) (Voluntary Decrease), a “Class C Voluntary Decrease”) by withdrawing, provided that no Rapid Amortization Period is continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing or would result from such Class C Voluntary Decrease, from the Issuer Principal Collection Account an amount up to the sum of all amounts then on deposit in such account and available for distribution to effect a Class C Voluntary Decrease pursuant to Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account), and distributing the amount of such withdrawal (such amount, the “Class C Voluntary Decrease Amount”) to the Class C Noteholders as specified in Sub-Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) on a pro rata basis amongst the Class C Noteholders other than the Class C Terminated Purchasers. Each such notice shall set forth the date of such Class C Voluntary Decrease, the related Class C Voluntary Decrease Amount, whether the Issuer is electing to pay any Class C Terminated Purchaser in connection with such Class C Voluntary Decrease, and the amount to be paid to such Class C Terminated Purchaser (if any).

(iv)	Breakage. Subject to and in accordance with Sub-Clause 3.5 (Funding Losses), (x) with respect to each Class A Voluntary Decrease, the Issuer shall reimburse each Class A Investor Group on the next succeeding Payment Date for any associated breakage costs payable as a result of such Class A Voluntary Decrease (y) with respect to each Class B Voluntary Decrease, the Issuer shall, provided no Rapid Amortization Period is continuing and to the extent such payment would not result in an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency, and no such event is continuing, reimburse each Class B Investor Group on the next succeeding Payment Date for any associated breakage costs payable as a result of such Class B Voluntary Decrease and (z) with respect to each Class C Voluntary Decrease, the Issuer shall, provided no Rapid Amortization Period is continuing and to the extent such payment would not result in an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency, and no such event is continuing, reimburse each Class C Investor Group on the next succeeding Payment Date for any associated breakage costs payable as a result of such Class C Voluntary Decrease.

(v)	Voluntary Decrease Minimum Denominations. Each such Class A Voluntary Decrease shall be, in the aggregate for all Class A Notes, in a minimum principal amount of EUR 5,000,000 and integral multiples of EUR 100,000 in excess thereof unless such Class A Voluntary Decrease is allocated to pay any Class A Investor Group Principal Amount in full. Each such Class B Voluntary Decrease shall be, in the aggregate for all Class B Notes, in a minimum principal amount of EUR 1,000,000 and integral multiples of EUR 100,000 in excess thereof unless such Class B Voluntary Decrease is allocated to pay any Class B Investor Group Principal Amount in full. Each such Class C Voluntary Decrease shall be, in the aggregate for all Class C Notes, in a minimum principal amount of EUR 1,000,000 and integral multiples of EUR 100,000 in excess thereof unless such Class C Voluntary Decrease is allocated to pay any Class C Investor Group Principal Amount in full.

2.4	Funding Agent Register

(a)	On each date of a Class A Advance or Class A Decrease hereunder, a duly authorized officer, employee or agent of the related Class A Funding Agent shall make appropriate notations in its books and records of the amount of such Class A Advance or Class A Decrease, as applicable. The Issuer hereby authorizes each duly authorized officer, employee and agent of such Class A Funding Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on the Issuer absent manifest error; provided, however, that in the event of a discrepancy between the books and records of such Class A Funding Agent and the records maintained by the Registrar pursuant to the Issuer Note Framework Agreement, such discrepancy shall be resolved by such Class A Funding Agent and the Administrative Agent and the Registrar shall be directed by the Class A Funding Agent to update the Note Register accordingly.

(b)	On each date of a Class B Advance or Class B Decrease hereunder, a duly authorized officer, employee or agent of the related Class B Funding Agent shall make appropriate notations in its books and records of the amount of such Class B Advance or Class B Decrease, as applicable. The Issuer hereby authorizes each duly authorized officer, employee and agent of such Class B Funding Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on the Issuer absent manifest error; provided, however, that in the event of a discrepancy between the books and records of such Class B Funding Agent and the records maintained by the Registrar pursuant to the Issuer Note Framework Agreement, such discrepancy shall be resolved by such Class B Funding Agent and the Administrative Agent and the Registrar shall be directed by the Class B Funding Agent to update the Note Register accordingly.

(c)	On each date of a Class C Advance or Class C Decrease hereunder, a duly authorized officer, employee or agent of the related Class C Funding Agent shall make appropriate notations in its books and records of the amount of such Class C Advance or Class C Decrease, as applicable. The Issuer hereby authorizes each duly authorized officer, employee and agent of such Class C Funding Agent to make such notations on the books and records as aforesaid and every such notation made in accordance with the foregoing authority shall be prima facie evidence of the accuracy of the information so recorded and shall be binding on the Issuer absent manifest error; provided, however, that in the event of a discrepancy between the books and records of such Class C Funding Agent and the records maintained by the Registrar pursuant to the Issuer Note Framework Agreement, such discrepancy shall be resolved by such Class C Funding Agent and the Administrative Agent and the Registrar shall be directed by the Class C Funding Agent to update the Note Register accordingly.

2.5	Reduction of Maximum Principal Amount

(a)	Reduction of Class A Maximum Principal Amount. The Issuer, upon three (3) Business Days’ notice to the Administrative Agent, each Class A Funding Agent, each Class A Conduit Investor and each Class A Committed Note Purchaser, may effect a reduction (but without prejudice of the Issuer right to effect a Class A Investor Group Maximum Principal Increase with respect to any Class A Investor Group or add any Class A Additional Investor Group in the future, in each case in accordance with Sub-Clause 2.1 (Initial Purchase; Additional Issuer Notes)) of the Class A Maximum Principal Amount and a corresponding reduction of each Class A Maximum Investor Group Principal Amount; provided that, with respect to any such reduction effected pursuant to this Sub-Clause 2.5(a) (Reduction of Class A Maximum Principal Amount):

(i)	any such reduction (A) will be limited to the undrawn portion of the Class A Maximum Principal Amount as of such date, although any such reduction may be combined with a Class A Decrease effected pursuant to and in accordance with Sub-Clause 2.3 (Procedure for Decreasing the Principal Amount), and (B) must be in a minimum amount of EUR 10,000,000; provided that, solely for the purposes of this Sub-Clause 2.5(a)(i) (Reduction of Class A Maximum Principal Amount), such undrawn portion of the Class A Maximum Principal Amount as of such date shall not include any then unfunded Delayed Amounts relating to any Class A Advance the notice with respect to which the Issuer shall not have revoked as of the date of such reduction; and

(ii)	after giving effect to such reduction, the Class A Maximum Principal Amount as of such date equals or exceeds EUR 100,000,000, unless reduced to zero.

Any reduction made pursuant to this Sub-Clause 2.5(a) (Reduction of Class A Maximum Principal Amount) shall be made rateably among the Class A Investor Groups on the basis of their respective Class A Maximum Investor Group Principal Amounts as of such date. No later than one Business Day following any reduction of the Class A Maximum Principal Amount becoming effective, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) to reflect such reduction, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Class A Noteholder.

(b)	Reduction of Class B Maximum Principal Amount. The Issuer, upon three (3) Business Days’ notice to the Administrative Agent, each Class B Funding Agent, each Class B Conduit Investor and each Class B Committed Note Purchaser, may effect a reduction (but without prejudice of the Issuer right to effect a Class B Investor Group Maximum Principal Increase with respect to any Class B Investor Group or add any Class B Additional Investor Group in the future, in each case in accordance with Sub-Clause 2.1 (Initial Purchase; Additional Issuer Notes)) of the Class B Maximum Principal Amount and a corresponding reduction of each Class B Maximum Investor Group Principal Amount; provided that, with respect to any such reduction effected pursuant to this Sub-Clause 2.5(b) (Reduction of Class B Maximum Principal Amount):

(i)	any such reduction (A) will be limited to the undrawn portion of the Class B Maximum Principal Amount as of such date, although any such reduction may be combined with a Class B Decrease effected pursuant to and in accordance with Sub-Clause 2.3 (Procedure for Decreasing the Principal Amount), and (B) must be in a minimum amount of EUR 5,000,000; provided that, solely for the purposes of this Sub-Clause 2.5(b)(i) (Reduction of Class B Maximum Principal Amount), such undrawn portion of the Class B Maximum Principal Amount as of such date shall not include any then unfunded Delayed Amounts relating to any Class B Advance the notice with respect to which the Issuer shall not have revoked as of the date of such reduction; and

(ii)	after giving effect to such reduction, the Class B Maximum Principal Amount as of such date equals or exceeds EUR 20,000,000, unless reduced to zero.

Any reduction made pursuant to this Sub-Clause 2.5(b) (Reduction of Class B Maximum Principal Amount) shall be made rateably among the Class B Investor Groups on the basis of their respective Class B Maximum Investor Group Principal Amounts as of such date. No later than one Business Day following any reduction of the Class B Maximum Principal Amount becoming effective, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) to reflect such reduction, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Class B Noteholder.

(c)	Reduction of Class C Maximum Principal Amount. The Issuer, upon three (3) Business Days’ notice to the Administrative Agent, each Class C Funding Agent and each Class C Committed Note Purchaser, may effect a reduction (but without prejudice of the Issuer right to effect a Class C Investor Group Maximum Principal Increase with respect to any Class C Investor Group or add any Class C Additional Investor Group in the future, in each case in accordance with Sub-Clause 2.1 (Initial Purchase; Additional Issuer Notes)) of the Class C Maximum Principal Amount and a corresponding reduction of each Class C Maximum Investor Group Principal Amount; provided that, with respect to any such reduction effected pursuant to this Sub-Clause 2.5(c) (Reduction of Class C Maximum Principal Amount):

(i)	any such reduction (A) will be limited to the undrawn portion of the Class C Maximum Principal Amount as of such date, although any such reduction may be combined with a Class C Decrease effected pursuant to and in accordance with Sub-Clause 2.3 (Procedure for Decreasing the Principal Amount), and (B) must be in a minimum amount of EUR 5,000,000; and

(ii)	after giving effect to such reduction, the Class C Maximum Principal Amount as of such date equals or exceeds EUR 50,000,000, unless reduced to zero.

Any reduction made pursuant to this Sub-Clause 2.5(c) (Reduction of Class C Maximum Principal Amount) shall be made rateably among the Class C Investor Groups on the basis of their respective Class C Maximum Investor Group Principal Amounts as of such date. No later than one Business Day following any reduction of the Class C Maximum Principal Amount becoming effective, the Administrative Agent shall revise Schedule 2 (Conduit Investors and Committed Note Purchasers) to reflect such reduction, which revision, for the avoidance of doubt, shall not require the consent of the Issuer Security Trustee or any Class C Noteholder.

2.6	Commitment Terms and Extensions of Commitments

(a)	Term. The “Facility Term” of the Commitment hereunder shall be for a period commencing on the date hereof and ending on the Commitment Termination Date.

(b)	Requests for Extensions. The Issuer may request, through the Administrative Agent, that each Funding Agent, for the account of the related Investor Group, consents to an extension of the Commitment Termination Date related to such Class of Notes for such period as the Issuer may specify (the “Extension Length”), which consent will be granted or withheld by each Funding Agent, on behalf of the related Investor Group, in its sole discretion. All Noteholders in a particular Class shall provide their consent to such extension for the Commitment Termination Date in respect of that Class to be extended and the consent of Noteholders of any other Class shall not be required, provided that the Commitment Termination Date in respect of the Class B Notes and the Class C Notes shall always be concurrent with or later than the Commitment Termination Date of the Class A Notes. However, the foregoing proviso shall not prevent one or more Class A Investor Groups electing to extend their own Commitment Termination Date beyond the Commitment Termination Date in respect of the Class B Notes or the Class C Notes.

(c)	Procedures for Extension Consents. Upon receipt of any request described in Sub-Clause (b) above, the Administrative Agent shall promptly notify each Funding Agent of the relevant Class of Notes thereof, each of which Funding Agents shall notify each Conduit Investor, if any, and each Committed Note Purchaser in its Investor Group thereof. Not later than the first Business Day following the 45th day after such request for an extension (such period, the “Election Period”), each Committed Note Purchaser shall notify the Issuer and the Administrative Agent of its willingness or refusal to consent to such extension and each Conduit Investor shall notify the Funding Agent for its Investor Group of its willingness or refusal to consent to such extension, and such Funding Agent shall notify the Issuer and the Administrative Agent of such willingness or refusal by each such Conduit Investor (any such Conduit Investor or Committed Note Purchaser that refuses to consent to such extension, a “Non-Extending Purchaser”). Any Committed Note Purchaser that does not expressly notify the Issuer and the Administrative Agent that it is willing to consent to an extension of the Commitment Termination Date during the applicable Election Period and each Conduit Investor that does not expressly notify such Funding Agent that it is willing to consent to an extension of the Commitment Termination Date during the applicable Election Period shall be deemed to be a Non-Extending Purchaser. If a Committed Note Purchaser or a Conduit Investor has agreed to extend its Commitment Termination Date, and, at the end of the applicable Election Period no Amortization Event shall be continuing with respect to the Issuer Notes, then the Commitment Termination Date related to such Class of Notes for such Committed Note Purchaser or Conduit Investor then in effect shall be extended to the date that is the last day of the Extension Length (which shall begin running on the day after the then-current Commitment Termination Date related to such Class of Notes); provided that, no such extension to the Commitment Termination Date shall become effective until (i) the termination of each Non-Extending Purchaser’s commitment, if any, (ii) on the date of any such termination, the prepayment in full of each such Non-Extending Purchaser’s portion of the Class A Investor Group Principal Amount for such Non-Extending Purchaser’s Class A Investor Group and all accrued and unpaid interest thereon, if any, in each case, in accordance with Sub-Clause 9.2 (Replacement of Investor Group), (iii) on the date of any such termination, the prepayment in full of each such Non-Extending Purchaser’s portion of the Class B Investor Group Principal Amount for such Non-Extending Purchaser’s Class B Investor Group and all accrued and unpaid interest thereon, if any, in each case, in accordance with Sub-Clause 9.2 (Replacement of Investor Group) and (iv) on the date of any such termination, the prepayment in full of each such Non-Extending Purchaser’s portion of the Class C Investor Group Principal Amount for such Non-Extending Purchaser’s Class C Investor Group and all accrued and unpaid interest thereon, if any, in each case, in accordance with Sub-Clause 9.2 (Replacement of Investor Group).

2.7	Timing and Method of Payment

All amounts payable to any Funding Agent hereunder or with respect to the Issuer Notes on any date shall be made to the applicable Funding Agent or upon the order of the applicable Funding Agent by wire transfer of immediately available funds in Euros not later than 2:00 p.m. (London time) on the date due; provided that,

(a)	if (i) any Class A Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (London time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class A Funding Agent received such funds, such Class A Funding Agent notifies the Issuer in writing of such late receipt, then such funds received later than 2:00 p.m. (London time) on such date by such Class A Funding Agent will be deemed to have been received by such Class A Funding Agent on the next Business Day and any interest accruing with respect to the payment of such on such next Business Day shall not be payable until the Payment Date immediately following the later of such two dates specified in paragraph (ii);

(b)	if (i) any Class A Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (London time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class A Funding Agent received such funds, such Class A Funding Agent does not notify the Issuer in writing of such receipt, then such funds, received later than 2:00 p.m. (London time) on such date will be treated for all purposes hereunder as received on such date;

(c)	if (i) any Class B Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (London time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class B Funding Agent received such funds, such Class B Funding Agent notifies the Issuer in writing of such late receipt, then such funds received later than 2:00 p.m. (London time) on such date by such Class B Funding Agent will be deemed to have been received by such Class B Funding Agent on the next Business Day and any interest accruing with respect to the payment of such on such next Business Day shall not be payable until the Payment Date immediately following the later of such two dates specified in paragraph (ii);

(d)	if (i) any Class B Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (London time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class B Funding Agent received such funds, such Class B Funding Agent does not notify the Issuer in writing of such receipt, then such funds, received later than 2:00 p.m. (London time) on such date will be treated for all purposes hereunder as received on such date;

(e)	if (i) any Class C Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (London time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class C Funding Agent received such funds, such Class C Funding Agent notifies the Issuer in writing of such late receipt, then such funds received later than 2:00 p.m. (London time) on such date by such Class C Funding Agent will be deemed to have been received by such Class C Funding Agent on the next Business Day and any interest accruing with respect to the payment of such on such next Business Day shall not be payable until the Payment Date immediately following the later of such two dates specified in paragraph (ii);

(f)	if (i) any Class C Funding Agent receives funds payable to it hereunder later than 2:00 p.m. (London time) on any date and (ii) prior to the later of the next succeeding Determination Date and thirty (30) days after the date on which such Class C Funding Agent received such funds, such Class C Funding Agent does not notify the Issuer in writing of such receipt, then such funds, received later than 2:00 p.m. (London time) on such date will be treated for all purposes hereunder as received on such date; and

(g)	(i) the Issuer’s obligations hereunder in respect of any amounts payable to any Class A Conduit Investor or Class A Committed Note Purchaser shall be discharged to the extent funds are disbursed by the Issuer to the related Class A Funding Agent as provided herein whether or not such funds are properly applied by such Class A Funding Agent, (ii) the Issuer’s obligations hereunder in respect of any amounts payable to any Class B Conduit Investor or Class B Committed Note Purchaser shall be discharged to the extent funds are disbursed by the Issuer to the related Class B Funding Agent as provided herein whether or not such funds are properly applied by such Class B Funding Agent and (iii) the Issuer’s obligations hereunder in respect of any amounts payable to any Class C Committed Note Purchaser shall be discharged to the extent funds are disbursed by the Issuer to the related Class C Funding Agent as provided herein whether or not such funds are properly applied by such Class C Funding Agent.

2.8	Legal Final Payment Date

The Principal Amount of each Class of Notes shall be due and payable on the Legal Final Payment Date of each Class of Notes, save that no payment may be made in respect of the Class B Notes or Class C Notes to the extent an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency has occurred and is continuing or would result from such payment or to the extent the Rapid Amortization Period is continuing and, in the case of Class B Notes, the Class A Notes remain outstanding, and, in the case of Class C Notes, the Class A Notes or the Class B Notes remain outstanding.

2.9	Delayed Funding Purchaser Groups

(a)	Class A Delayed Funding Purchaser Groups

(i)	Notwithstanding any provision of this Agreement to the contrary, if at any time a Class A Delayed Funding Purchaser delivers a Class A Delayed Funding Notice, no Class A Undrawn Fees shall accrue (or be payable) to its Class A Delayed Funding Purchaser Group in respect of any Class A Delayed Amount from the date of the related Class A Advance to the date the Class A Delayed Funding Purchaser in such Class A Delayed Funding Purchaser Group funds the related Class A Delayed Funding Reimbursement Amount, if any, and the Class A Second Delayed Funding Notice Amount, if any.

(ii)	Notwithstanding any provision of this Agreement to the contrary, if at any time a Class A Committed Note Purchaser in a Class A Investor Group becomes a Class A Defaulting Committed Note Purchaser, then the following provisions shall apply for so long as such Class A Defaulting Committed Note Purchaser has failed to pay all amounts required pursuant to Clause 2.2(a) (Class A Advances):

(A)	no Class A Undrawn Fees shall accrue (or be payable) on any unfunded portion of the Class A Maximum Investor Group Principal Amount of such Class A Defaulting Committed Note Purchaser as of such date; and

(B)	the Class A Commitment Percentage of such Class A Defaulting Committed Note Purchaser shall not be included in determining whether the Required Noteholders or all Class A Conduit Investors and/or Class A Committed Note Purchasers have taken or may take any action hereunder.

(b)	Class B Delayed Funding Purchaser Groups

(i)	Notwithstanding any provision of this Agreement to the contrary, if at any time a Class B Delayed Funding Purchaser delivers a Class B Delayed Funding Notice, no Class B Undrawn Fees shall accrue (or be payable) to its Class B Delayed Funding Purchaser Group in respect of any Class B Delayed Amount from the date of the related Class B Advance to the date the Class B Delayed Funding Purchaser in such Class B Delayed Funding Purchaser Group funds the related Class B Delayed Funding Reimbursement Amount, if any, and the Class B Second Delayed Funding Notice Amount, if any.

(ii)	Notwithstanding any provision of this Agreement to the contrary, if at any time a Class B Committed Note Purchaser in a Class B Investor Group becomes a Class B Defaulting Committed Note Purchaser, then the following provisions shall apply for so long as such Class B Defaulting Committed Note Purchaser has failed to pay all amounts required pursuant to Clause 2.2(b) (Class B Advances):

(A)	no Class B Undrawn Fees shall accrue (or be payable) on any unfunded portion of the Class B Maximum Investor Group Principal Amount of such Class B Defaulting Committed Note Purchaser as of such date; and

(B)	the Class B Commitment Percentage of such Class B Defaulting Committed Note Purchaser shall not be included in determining whether the Required Noteholders or all Class B Conduit Investors and/or Class B Committed Note Purchasers have taken or may take any action hereunder.

For the avoidance of doubt, no provision of this Sub-Clause 2.9 (Delayed Funding Purchaser Groups) shall be deemed to relieve any Class A Defaulting Committed Note Purchaser, any Class B Defaulting Committed Note Purchaser of its Commitment hereunder and the Issuer may pursue all rights and remedies available to it under the law in connection with the event(s) that resulted in such Class A Committed Note Purchaser becoming a Class A Defaulting Committed Note Purchaser or such Class B Committed Note Purchaser becoming a Class B Defaulting Committed Note Purchaser.

3	INTEREST, FEES AND COSTS

3.1	Interest and Interest Rates

(a)	Interest Rate

(i)	Class A Interest Rate. Each related Class A Advance funded or maintained by a Class A Investor Group during the related Interest Period:

(A)	through the issuance of Class A Commercial Paper shall bear interest at the Class A CP Rate for such Interest Period, and

(B)	through means other than the issuance of Class A Commercial Paper shall bear interest at the Reference Rate applicable to such Class A Investor Group for the related Interest Period.

(ii)	Class B Interest Rate. Each related Class B Advance funded or maintained by a Class B Investor Group during the related Interest Period:

(A)	through the issuance of Class B Commercial Paper shall bear interest at the Class B CP Rate for such Interest Period, and

(B)	through means other than the issuance of Class B Commercial Paper shall bear interest at the Reference Rate applicable to such Class B Investor Group for the related Interest Period.

(iii)	Class C Interest Rate. Each related Class C Advance funded or maintained by a Class C Investor Group during the related Interest Period shall bear interest at the Fixed Rate for the related Interest Period.

(b)	Notice of Interest Rates

(i)	Each Class A Funding Agent shall notify the Issuer and the Issuer Administrator of the applicable Class A CP Rate for the Class A Advances made by its Class A Investor Group for the related Interest Period by 11:00 a.m. (London time) on each Determination Date and each Class B Funding Agent shall notify the Issuer and the Issuer Administrator of the applicable Class B CP Rate for the Class B Advances made by its Class B Investor Group for the related Interest Period by 11:00 a.m. (London time) on each Determination Date. Each such notice shall be substantially in the form of Exhibit N (Form of Required Invoice) hereto.

(ii)	The Administrative Agent shall notify the Issuer and the Issuer Administrator of the applicable Reference Rate by 11:00 a.m. (London time) on each Determination Date. Each such notice shall be substantially in the form of Exhibit N (Form of Required Invoice) hereto.

(c)	Payment of Interest; Funding Agent Failure to Provide Rate

(i)	On each Payment Date, the Class A Monthly Interest Amount, the Class A Monthly Default Interest Amount, the Class B Monthly Interest Amount, the Class B Monthly Default Interest Amount, the Class C Monthly Interest Amount and the Class C Monthly Default Interest Amount, in each case, with respect to such Payment Date, shall be due and payable on such Payment Date in accordance with the provisions hereof.

(ii)	If the amounts described in Sub-Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) are insufficient to pay the Class A Monthly Interest Amount or the Class A Monthly Default Interest Amount for any Payment Date, payments of such Class A Monthly Interest Amount or such Class A Monthly Default Interest Amount, as applicable and in each case, to the Class A Noteholders will be reduced on a pro rata basis (determined on the basis of the portion of such Class A Monthly Interest Amount or Class A Monthly Default Interest Amount, as applicable and in each case, payable to each such Class A Noteholder) by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on any Payment Date, the “Class A Deficiency Amount”), and interest shall accrue on any such Class A Deficiency Amount at the applicable Class A Note Rate; provided that, for the avoidance of doubt, any Class A Deficiency Amount shall remain due on the Payment Date when initially due and payable and shall give rise to an Amortization Event pursuant to Sub-Clause 7.1(a) if such Class A Deficiency Amount plus any applicable interest thereon remains unpaid following the applicable cure period. If the amounts described in Sub-Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) are insufficient to pay the Class B Monthly Interest Amount or the Class B Monthly Default Interest Amount for any Payment Date, payments of such Class B Monthly Interest Amount or such Class B Monthly Default Interest Amount, as applicable and in each case, to the Class B Noteholders will be reduced on a pro rata basis (determined on the basis of the portion of such Class B Monthly Interest Amount or Class B Monthly Default Interest Amount, as applicable and in each case, payable to each such Class B Noteholder) by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on any Payment Date, the “Class B Deficiency Amount”), and interest shall accrue on any such Class B Deficiency Amount at the applicable Class B Note Rate; provided that, for the avoidance of doubt, any Class B Deficiency Amount that remains unpaid following the applicable cure period shall give rise to an Amortization Event pursuant to Sub-Clause 7.1(a). If the amounts described in Sub-Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) are insufficient to pay the Class C Monthly Interest Amount or the Class C Monthly Default Interest Amount for any Payment Date, payments of such the Class C Monthly Interest Amount or Class C Monthly Default Interest Amount, as applicable and in each case, to the Class C Noteholders will be reduced on a pro rata basis (determined on the basis of the portion of such Class C Monthly Interest Amount or Class C Monthly Default Interest Amount, as applicable and in each case, payable to each such Class C Noteholder) by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on any Payment Date, the “Class C Deficiency Amount”), and interest shall accrue on any such Class C Deficiency Amount at the applicable Class C Note Rate; provided that, for the avoidance of doubt, any Class C Deficiency Amount that remains unpaid following the applicable cure period shall give rise to an Amortization Event pursuant to Sub-Clause 7.1(a).

(d)	Day Count and Business Day Convention. All computations of interest at the Class A CP Rate, Class B CP Rate, Reference Rate and Fixed Rate shall be made on the basis of a year of 360 days and the actual number of days elapsed. Whenever any payment of interest or principal in respect of any Class A Advance, Class B Advance or Class C Advance shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest owed.

(e)	Funding Agent’s Failure to Notify. With respect to any Class A Funding Agent that shall have failed to notify the Issuer and the Issuer Administrator of the applicable Class A CP Rate for the Class A Advances made by its Class A Investor Group for the related Interest Period by 1.00 p.m. (London time) on any Determination Date in accordance with Sub-Clause 3.1(b)(i) (Notice of Interest Rates), on the first Payment Date occurring after the date on which such Class A Funding Agent provides such notice previously not provided in accordance with Sub-Clause 3.1(b)(i) (Notice of Interest Rates) (or, if such notice is provided on any date occurring after a Determination Date and prior to the Payment Date immediately following such Determination Date, then the second Payment Date occurring after the date on which such Class A Funding Agent provides such notice previously not provided), such Class A Funding Agent shall pay to or at the direction of the Issuer an amount equal to the excess, if any, of the amount actually paid by the Issuer to or for the benefit of the Class A Noteholders in such Class A Funding Agent’s Class A Investor Group as a result of the reversion to the Class A CP Fall-back Rate in accordance with the definition of Class A CP Rate over the amount that should have been paid by the Issuer to or for the benefit of the Class A Noteholders in such Class A Funding Agent’s Class A Investor Group had all of the relevant information for the relevant Interest Period been provided by such Class A Funding Agent to the Issuer on a timely basis. With respect to any Class B Funding Agent that shall have failed to notify the Issuer and the Issuer Administrator of the applicable Class B CP Rate for the Class B Advances made by its Class B Investor Group for the related Interest Period by 11:00 a.m. (London time) on any Determination Date in accordance with Sub-Clause 3.1(b)(i) (Notice of Interest Rates), on the first Payment Date occurring after the date on which such Class B Funding Agent provides such notice previously not provided in accordance with Sub-Clause 3.1(b)(i) (Notice of Interest Rates) (or, if such notice is provided on any date occurring after a Determination Date and prior to the Payment Date immediately following such Determination Date, then the second Payment Date occurring after the date on which such Class B Funding Agent provides such notice previously not provided), such Class B Funding Agent shall pay to or at the direction of the Issuer an amount equal to the excess, if any, of the amount actually paid by the Issuer to or for the benefit of the Class B Noteholders in such Class B Funding Agent’s Class B Investor Group as a result of the reversion to the Class B CP Fall-back Rate in accordance with the definition of Class B CP Rate over the amount that should have been paid by the Issuer to or for the benefit of the Class B Noteholders in such Class B Funding Agent’s Class B Investor Group had all of the relevant information for the relevant Interest Period been provided by such Class B Funding Agent to the Issuer on a timely basis.

(f)	CP True-Up Payment Amount. With respect to any Class A Funding Agent that shall have failed to notify the Issuer and the Issuer Administrator of the applicable Class A CP Rate for the Class A Advances made by its Class A Investor Group for the related Interest Period by 1:00 p.m. (London time) on any Determination Date in accordance with Sub-Clause 3.1(b)(i) (Notice of Interest Rates), on the first Payment Date occurring after the date on which such Class A Funding Agent provides such notice previously not provided in accordance with Sub-Clause 3.1(b)(i) (Notice of Interest Rates) (or, if such notice is provided on any date occurring after a Determination Date and prior to the Payment Date immediately following such Determination Date, then the second Payment Date occurring after the date on which such Class A Funding Agent provides such notice previously not provided), the Issuer shall pay to or at the direction of the Class A Funding Agent for the benefit of the Class A Noteholders in such Class A Funding Agent’s Class A Investor Group an amount equal to the excess, if any, of the amount that should have been paid by the Issuer to or for the benefit of the Class A Noteholders in such Class A Funding Agent’s Class A Investor Group had all of the relevant information for the relevant Interest Period been provided by such Class A Funding Agent to the Issuer on a timely basis over the amount actually paid by the Issuer to or for the benefit of such Class A Noteholders as a result of the reversion to the Class A CP Fall-back Rate in accordance with the definition of Class A CP Rate (such excess with respect to such Class A Funding Agent, the “Class A CP True-Up Payment Amount”). For the avoidance of doubt, Class A CP True-Up Payment Amounts, if any, shall be paid in accordance with Sub-Clause 5.3 as a component of the Class A Monthly Interest Amount. With respect to any Class B Funding Agent that shall have failed to notify the Issuer and the Issuer Administrator of the applicable Class B CP Rate for the Class B Advances made by its Class B Investor Group for the related Interest Period by 11:00 a.m. (London time) on any Determination Date in accordance with Sub-Clause 3.1(b)(i) (Notice of Interest Rates), on the first Payment Date occurring after the date on which such Class B Funding Agent provides such notice previously not provided in accordance with Sub-Clause 3.1(b)(i) (Notice of Interest Rates) (or, if such notice is provided on any date occurring after a Determination Date and prior to the Payment Date immediately following such Determination Date, then the second Payment Date occurring after the date on which such Class B Funding Agent provides such notice previously not provided), the Issuer shall pay to or at the direction of the Class B Funding Agent for the benefit of the Class B Noteholders in such Class B Funding Agent’s Class B Investor Group an amount equal to the excess, if any, of the amount that should have been paid by the Issuer to or for the benefit of the Class B Noteholders in such Class B Funding Agent’s Class B Investor Group had all of the relevant information for the relevant Interest Period been provided by such Class B Funding Agent to the Issuer on a timely basis over the amount actually paid by the Issuer to or for the benefit of such Class B Noteholders as a result of the reversion to the Class B CP Fall-back Rate in accordance with the definition of Class B CP Rate (such excess with respect to such Class B Funding Agent, the “Class B CP True-Up Payment Amount”). For the avoidance of doubt, Class B CP True-Up Payment Amounts, if any, shall be paid in accordance with Sub-Clause 5.3 as a component of the Class B Monthly Interest Amount.

3.2	Administrative Agent, Up-Front Fees and Restructuring Fees

(a)	Administrative Agent Fees. On each Payment Date, the Issuer shall pay to the Administrative Agent the applicable Administrative Agent Fee for such Payment Date.

(b)	Up-Front Fees. On the Closing Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the date on which any Class B Notes are first issued under this Agreement, the Issuer shall pay the applicable Class B Up-Front Fee (as defined and set out in the Class B Up-Front Fee Letter), if any, to each Class B Funding Agent for the account of the related Class B Committed Note Purchasers. On the Third Amendment Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the Fifth Amendment Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the Sixth Amendment Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the Seventh Amendment Date, the Issuer shall pay the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the Ninth Amendment Date, the Issuer shall pay (i) the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers and (ii) the applicable Class B Up-Front Fee (as defined and set out in the Class B Up-Front Fee Letter, as applicable) to each Class B Funding Agent for the account of the related Class B Committed Note Purchasers. On the Tenth Amendment Date, the Issuer shall pay the applicable Class C Up-Front Fee (as defined and set out in the Class C Up-Front Fee Letter, as applicable) to each Class C Funding Agent for the account of the related Class C Committed Note Purchasers. On or prior to the Eleventh Amendment Date, the Issuer shall pay (i) the applicable Class A Up-Front Fee (as defined and set out in the Class A Up-Front Fee Letter, as applicable) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers, (ii) the applicable Class B Up-Front Fee (as defined and set out in the Class B Up-Front Fee Letter, as applicable) to each Class B Funding Agent for the account of the related Class B Committed Note Purchasers and (iii) the applicable Class C Up-Front Fee (as defined and set out in the Class C Up-Front Fee Letter, as applicable) to each Class C Funding Agent for the account of the related Class C Committed Note Purchasers.

(c)	Restructuring Fees. On the Second Amendment Date the Issuer shall pay 50 per cent. of the applicable Class A Restructuring Fee (as defined and set out in the Class A Restructuring Fee Letter) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers. On the Payment Date falling in December 2021, the Issuer shall pay the remaining 50 per cent. of the applicable Class A Restructuring Fee (as defined and set out in the Class A Restructuring Fee Letter) to each Class A Funding Agent for the account of the related Class A Committed Note Purchasers.

3.3	Lending Unlawful

(a)	If a Class A Conduit Investor, a Class A Committed Note Purchaser or any Class A Program Support Provider (each such person, a “Class A Affected Person”) shall reasonably determine (which determination, upon notice thereof to the Administrative Agent, the related Class A Funding Agent and the Issuer, shall be conclusive and binding on the Issuer absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any such Class A Affected Person to make, continue, or maintain any Class A Advance, the obligation of such Class A Affected Person to make, continue or maintain any such Class A Advance upon such determination, shall forthwith be suspended until such Class A Affected Person shall notify the related Class A Funding Agent and the Issuer that the circumstances causing such suspension no longer exist.

(b)	If a Class B Conduit Investor, a Class B Committed Note Purchaser or any Class B Program Support Provider (each such person, a “Class B Affected Person”) shall reasonably determine (which determination, upon notice thereof to the Administrative Agent, the related Class B Funding Agent and the Issuer, shall be conclusive and binding on the Issuer absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any such Class B Affected Person to make, continue, or maintain any Class B Advance, the obligation of such Class B Affected Person to make, continue or maintain any such Class B Advance upon such determination, shall forthwith be suspended until such Class B Affected Person shall notify the related Class B Funding Agent and the Issuer that the circumstances causing such suspension no longer exist.

(c)	If a Class C Committed Note Purchaser (a “Class C Affected Person”) shall reasonably determine (which determination, upon notice thereof to the Administrative Agent, the related Class C Funding Agent and the Issuer, shall be conclusive and binding on the Issuer absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any such Class C Affected Person to make, continue, or maintain any Class C Advance, the obligation of such Class C Affected Person to make, continue or maintain any such Class C Advance upon such determination, shall forthwith be suspended until such Class C Affected Person shall notify the related Class C Funding Agent and the Issuer that the circumstances causing such suspension no longer exist.

3.4	[Reserved]

3.5	Increased or Reduced Costs, etc.

The Issuer agrees to reimburse (a) each Class A Affected Person for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Class A Affected Person in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Class A Advances as, or of converting (or of its obligation to convert) any Class A Advances into, the Class A Reference Rate Tranche that arise in connection with any Changes in Law, (b) each Class B Affected Person for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Class B Affected Person in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Class B Advances as, or of converting (or of its obligation to convert) any Class B Advances into, the Class B Reference Rate Tranche that arise in connection with any Changes in Law and (c) each Class C Affected Person for any increase in the cost of, or any reduction in the amount of any sum receivable by any such Class C Affected Person in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Class C Advances that arise in connection with any Changes in Law, except for any such Changes in Law with respect to increased capital costs and Taxes, which shall be governed by Sub-Clauses 3.7 (Increased Capital Costs) and 3.8 (Taxes), respectively. Each such demand shall be provided to the related Class A Funding Agent, Class B Funding Agent or Class C Funding Agent (as applicable) and the Issuer in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Class A Affected Person, Class B Affected Person or Class C Affected Person (as applicable) for such increased cost or reduced amount or return. Such additional amounts shall be payable by the Issuer to such Class A Funding Agent, Class B Funding Agent or Class C Funding Agent (as applicable) and by such Class A Affected Person, Class B Affected Person or Class C Affected Person (as applicable) directly to such Class A Affected Person, Class B Affected Person or Class C Affected Person (as applicable) on the Payment Date immediately following the Issuer’s receipt of such notice, and such notice, in the absence of manifest error, shall be conclusive and binding on the Issuer.

3.6	Funding Losses

In the event any Affected Person shall incur any loss or expense (including, for the avoidance of doubt, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to make, continue or maintain any portion of the principal amount of any Class A CP Tranche, Class A Reference Rate Tranche, Class B CP Tranche or Class B Reference Rate Tranche or to convert any portion of the principal amount of any Class A Advance not in the Class A CP Tranche into the Class A CP Tranche or not in the Class A Reference Rate Tranche into the Class A Reference Rate Tranche or to convert any portion of the principal amount of any Class B Advance not in the Class B CP Tranche into the Class B CP Tranche or not in the Class B Reference Rate Tranche into the Class B Reference Rate Tranche) as a result of:

(a)	other than in connection with a Class A Decrease or Class B Decrease pursuant to Sub-Clause 2.3(b) (Procedure for Decreasing the Principal Amount – Expected Decrease), any conversion or repayment or prepayment (for any other reason, including as a result of the acceleration of the maturity of any portion of the Class A CP Tranche, Class A Reference Rate Tranche, Class B CP Tranche or Class B Reference Rate Tranche in connection with any optional repurchase of the Class A Notes or Class B Notes pursuant to Sub-Clause 10.1 (Authorization and Action of the Administrative Agent) or otherwise, or the assignment thereof in accordance with the requirements of the applicable Class A Program Support Agreement or Class B Program Support Agreement) of the principal amount of any portion of the Class A CP Tranche, Class A Reference Rate Tranche, Class B CP Tranche or Class B Reference Rate Tranche on a date other than a Payment Date;

(b)	any conversion or repayment or prepayment of the principal amount of any portion of the Class A CP Tranche or Class A Reference Rate Tranche in connection with any Class A Decrease or Class B Decrease pursuant to Sub-Clause 2.3(b) (Procedure for Decreasing the Principal Amount – Expected Decrease) on a date other than a Payment Date or an Alternative Payment Date;

(c)	any Class A Advance or Class B Advance not being made as part of the Class A CP Tranche, Class A Reference Rate Tranche, Class B CP Tranche or Class B Reference Rate Tranche after a request for such an Advance has been made in accordance with the terms contained herein;

(d)	any Class A Advance or Class B Advance not being continued as part of the Class A CP Tranche, Class A Reference Rate Tranche, Class B CP Tranche or Class B Reference Rate Tranche, or converted into a Class A Advance under the Class A Reference Rate Tranche or Class B Advance under the Class B Reference Rate Tranche, as applicable, after a request for such Class A Advance or Class B Advance, as applicable has been made in accordance with the terms contained herein; or

(e)	any failure of the Issuer to make a Class A Decrease or Class B Decrease after giving notice thereof pursuant to Sub-Clause 2.3(b) or Sub-Clause 2.3(d),

then, upon the written notice (which shall include calculations in reasonable detail) by any Affected Person to the related Funding Agent and the Issuer, which written notice shall be conclusive and binding on the Issuer (in the absence of manifest error), the Issuer shall pay to such Funding Agent on the next succeeding Payment Date and such Funding Agent shall pay directly to such Affected Person such amount as will (in the reasonable determination of such Affected Person) reimburse such Affected Person for such loss or expense; provided that, the maximum amount payable by the Issuer to any Affected Person in respect of any losses or expenses that result from any conversion, repayment or prepayment described in Sub-Clause (a) above shall be the amount the Issuer would be obligated to pay pursuant to Sub-Clause (a) above if such conversion, repayment or prepayment were scheduled to have been paid on the next succeeding Payment Date.

3.7	Increased Capital Costs

If any Change in Law affects or would affect the amount of capital required or reasonably expected to be maintained by any Affected Person or any Person controlling such Affected Person and such Affected Person reasonably determines that the rate of return on its or such controlling Person’s capital as a consequence of its commitment or the Class A Advances and/or the Class B Advances and/or the Class C Advances, as the case may be, made by such Affected Person hereunder is reduced to a level below that which such Affected Person or such controlling Person would have achieved but for the occurrence of any such Change in Law, then, in any such case after notice from time to time by such Affected Person to the related Funding Agent and the Issuer, the Issuer shall pay to such Funding Agent and such Funding Agent shall pay (funded by means of the Issuer Subordinated Facility Agreement in the case of Class B Advances or Class C Advances or Class B Commitments or Class C Commitments) to such Affected Person an incremental commitment fee, payable on each Payment Date, sufficient to compensate such Affected Person or such controlling Person for such reduction in rate of return to the extent that the increased costs for which such Affected Person is being compensated are allocable to the existence of such Affected Person’s Class A Advances, Class B Advances or Class C Advances, as applicable, or Class A Commitment or Class B Commitment or Class C Commitment, as applicable, hereunder. A statement of such Affected Person as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Issuer; provided that, the initial payment of such increased commitment fee shall include a payment for accrued amounts due under this Sub-Clause 3.7 (Increased Capital Costs) prior to such initial payment.

3.8	Taxes

(a)	Payments Free of Tax. Any and all payments by the Issuer under this Agreement and the Issuer Notes shall be made free and clear of Tax and without deduction or withholding unless such deduction or withholding is a Requirement of Law.

(b)	Notification of Requirement for Tax Deduction. The Issuer shall promptly upon becoming aware that the Issuer must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Issuer Administrator and the Administrative Agent accordingly. Similarly, a Noteholder (or related Funding Agent on behalf of such Noteholder) shall notify the Issuer Administrator and Administrative Agent on becoming so aware in respect of a payment payable to that Noteholder.

(c)	Tax Gross-Up. Subject to Sub-Clause 3.8(d) (Exemption from Tax Gross-Up), if a Tax Deduction is required by law to be made by the Issuer, the amount of the payment due from the Issuer shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been made or required to be made. If the Issuer is required to make a Tax Deduction, the Issuer shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Issuer shall deliver to Noteholder entitled to the payment (or its agent) evidence reasonably satisfactory to that Noteholder that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

(d)	Exemption from Tax Gross-Up. The Issuer is not required to make an increased payment to a Noteholder under Sub-Clause 3.8(c) (Tax Gross-Up) above for a Tax Deduction, if on the date on which the payment falls due, the payment could have been made to the relevant Noteholder without a Tax Deduction if it was a Qualifying Noteholder, but on that date that Noteholder is not or has ceased to be a Qualifying Noteholder other than as a result of any change, after the date it became a Noteholder under this Agreement, in (or in the interpretation, administration, or application of) any law or any published practice or concession of any relevant Tax Authority.

(e)	Stamp Taxes. The Issuer shall pay and, within three (3) Business Days of demand indemnify each of the Noteholders against any present or future stamp, documentary and other similar Taxes, charges and levies that arise from any payment made under this Agreement or under an Issuer Note or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or an Issuer Note.

(f)	Tax Deductions. The Issuer represents and warrants that it is not required to make any Tax Deduction for or on account of Tax imposed by Ireland from any payment it makes on the Class B Notes and Class C Notes for so long as:

(i)	the relevant Class B Committed Note Purchaser or Class C Committed Note Purchaser (as appropriate) is a Qualifying Noteholder; or

(ii)	the Class B Notes and Class C Notes (as appropriate) are listed on a recognised stock exchange as "quoted Eurobonds" for the purposes of section 64 Taxes Consolidation Act 1997 and the relevant Class B Committed Note Purchaser or Class C Committed Note Purchaser (as appropriate) (a) is not resident in Ireland and (b) has provided the Issuer with a tax declaration in the form set out in Annex G on or prior to the Payment Date immediately following the date on which such Class B Committed Note Purchaser or Class C Committed Note Purchaser (as appropriate) becomes a party to the Issuer Facility Agreement.

3.9	Carrying Charges; Survival

Any amounts payable by the Issuer under the Specified Cost Clauses shall constitute Carrying Charges. The agreements in the Specified Cost Clauses and in this Sub-Clause 3.9 (Carrying Charges; Survival) shall survive the termination of this Agreement and the Issuer Note Framework Agreement and the payment of all amounts payable hereunder and thereunder.

3.10	Minimizing Costs and Expenses and Equivalent Treatment

(a)	Each Affected Person shall be deemed to have agreed that it shall, as promptly as practicable after it becomes aware of any circumstance referred to in any Specified Cost Clause, use commercially reasonable efforts (to the extent not inconsistent with its internal policies of general application) to minimize the costs, expenses, Taxes or other Liabilities incurred by it and payable to it by the Issuer pursuant to such Specified Cost Clause.

(b)	In determining any amounts payable to it by the Issuer pursuant to any Specified Cost Clause, each Affected Person shall treat the Issuer the same as or better than all similarly situated Persons (as determined by such Affected Person in its reasonable discretion) and such Affected Person may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable so long as it applies such method to other similar transactions, such that the Issuer is treated the same as, or better than, all such other similarly situated Persons with respect to such other similar transactions.

3.11	Timing Threshold for Specified Cost Clauses

Notwithstanding anything in this Agreement to the contrary, the Issuer shall not be under any obligation to compensate any Affected Person pursuant to any Specified Cost Clause in respect of any amount otherwise owing pursuant to any Specified Cost Clause that arose during any period prior to the date that is 180 days prior to such Affected Person’s obtaining knowledge thereof, except that the foregoing limitation shall not apply to any increased costs arising out of the retroactive application of any Change in Law within such 180-day period. If, after the payment of any amounts by the Issuer pursuant to any Specified Cost Clause, any applicable law, rule or regulation in respect of which a payment was made is thereafter determined to be invalid or inapplicable to such Affected Person, then such Affected Person, within sixty (60) days after such determination, shall repay any amounts paid to it by the Issuer hereunder in respect of such Change in Law.

4	ISSUER ACCOUNTS

4.1	Granting Section

[RESERVED]

4.2	Accounts

(a)	Establishment of Accounts

(i)	The Issuer has established and maintained, and shall continue to maintain in its own name and held with the Account Bank: the Issuer principal collection account (such account, the “Issuer Principal Collection Account”), the Issuer interest collection account (such account, the “Issuer Interest Collection Account”) and the Issuer reserve account (such account, the “Issuer Reserve Account”).

(ii)	On or prior to the date of any drawing under a Letter of Credit pursuant to Sub-Clause 5.5 (Letters of Credit) or Sub-Clause 5.7 (Letters of Credit and L/C Collateral), the Issuer shall establish and maintain the Issuer L/C cash collateral account (the “Issuer L/C Cash Collateral Account”).

(iii)	On or prior to the date on which any collateral is required to be posted by an Interest Rate Cap Provider in accordance with Sub-Clause 4.4 (Interest Rate Caps), the Issuer shall establish and maintain, the Issuer IR cap CSA collateral account (the “IR Cap CSA Collateral Account” and together with the Issuer Principal Collection Account, the Issuer Interest Collection Account, the Issuer Reserve Account and the Issuer L/C Cash Collateral Account, the “Issuer Accounts”).

(b)	Account Criteria

(i)	Pursuant to the International Account Bank Agreement, the Account Bank will acknowledge that each Account is subject to the Security created under the Issuer Security Documents.

(ii)	Each Issuer Account shall be an Eligible Account. If any Issuer Account is at any time no longer an Eligible Account, the Issuer shall, within ten (10) Business Days of an Authorized Officer of the Issuer obtaining actual knowledge that such Issuer Account is no longer an Eligible Account, establish a new Issuer Account for such non-qualifying Issuer Account that is an Eligible Account, and if a new Issuer Account is so established, the Issuer shall transfer all cash and investments from such non-qualifying Issuer Account into such new Issuer Account. Initially, each of the Issuer Accounts will be established with the Account Bank.

(c)	Administration of the Issuer Accounts

(i)	The Issuer may instruct (by standing instructions or otherwise) any institution maintaining any Issuer Accounts to invest funds on deposit in such Issuer Account from time to time in Permitted Investments and Permitted Investments shall be credited to the applicable Issuer Account; provided, however, that:

(A)	any such investment in the Issuer Reserve Account shall mature not later than the first Payment Date following the date on which such investment was made; and

(B)	any such investment in the Issuer Principal Collection Account, Issuer Interest Collection Account or the Issuer L/C Cash Collateral Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such investment was made.

(ii)	The Issuer shall not dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(iii)	In the absence of written investment instructions hereunder, funds on deposit in the Issuer Accounts shall remain uninvested.

(d)	Earnings from Issuer Accounts. With respect to each Issuer Account, all interest and earnings (net of losses and investment expenses) paid on funds on deposit in or on any security entitlement with respect to financial assets credited to such Issuer Account shall be deemed to be on deposit therein and available for distribution unless previously distributed pursuant to the terms hereof.

(e)	Termination of Issuer Accounts

(i)	On or after the date on which the Issuer Notes are fully paid, the Issuer, shall withdraw from each Issuer Account (other than the Issuer L/C Cash Collateral Account) all remaining amounts on deposit therein and pay such amounts for its own account or as it may direct.

(ii)	Upon the termination of this Agreement in accordance with its terms, the Issuer, after the prior payment of all amounts due and owing to the Noteholders and payable from the Issuer L/C Cash Collateral Account as provided herein, shall withdraw from the Issuer L/C Cash Collateral Account all amounts on deposit therein and shall pay such amounts:

first, pro rata to the Letter of Credit Providers, to the extent that there are unreimbursed Disbursements due and owing to such Letter of Credit Providers, for application in accordance with the provisions of the respective Letters of Credit, and second, any remaining amounts for its own account or as it may direct.

4.3	[RESERVED]

4.4	Interest Rate Caps

(a)	Requirement to Obtain Interest Rate Caps.

(i)	On or prior to the tenth day following the Closing Date, the Issuer shall acquire one or more Interest Rate Caps from Eligible Interest Rate Cap Providers with an aggregate notional amount at least equal to the sum of the Class A Maximum Principal Amount plus the Class B Maximum Principal Amount as of such date.

(ii)	The Interest Rate Caps shall provide, in the aggregate, that the aggregate notional amount of all Interest Rate Caps shall amortize such that the aggregate notional amount of all Interest Rate Caps, as of any date of determination, shall be equal to or greater than the sum of:

(A)	the product of (a) the Class A Maximum Principal Amount as of the earlier of such date and the Expected Final Payment Date of the Class A Notes (b) the percentage set forth on Schedule 3 corresponding to such date; and

(B)	the product of (a) the Class B Maximum Principal Amount as of the earlier of such date and the Expected Final Payment Date of the Class B Notes (b) the percentage set forth on Schedule 3 corresponding to such date.

(iii)	The Issuer shall acquire each Interest Rate Cap from an Eligible Interest Rate Cap Provider that satisfies the Initial Counterparty Required Ratings as of the date the Issuer acquires such Interest Rate Cap.

(iv)	The Issuer shall maintain, and, if necessary, amend existing Interest Rate Caps (including in connection with a Class A Investor Group Maximum Principal Increase or a Class B Investor Group Maximum Principal Increase or the addition of a Class A Additional Investor Group or a Class B Additional Investor Group) or acquire one or more additional Interest Rate Caps, such that the Interest Rate Caps, in the aggregate, shall continue to comply with the requirements set out in Sub-Clause 4.4(a)(ii) above.

(v)	The strike rate of each Interest Rate Cap entered into shall not be greater than 5%.

(b)	Failure to Remain an Eligible Interest Rate Cap Provider. Each Interest Rate Cap shall provide that, if at any time the Interest Rate Cap Provider (or if the present and future obligations of such Interest Rate Cap Provider are guaranteed pursuant to a guarantee (satisfying the other requirements set forth in such Interest Rate Cap), the related guarantor) with respect thereto is not an Eligible Interest Rate Cap Provider, then such Interest Rate Cap Provider will be required, at such Interest Rate Cap Provider’s expense, to obtain a replacement interest rate cap on the same terms as such Interest Rate Cap from an Eligible Interest Rate Cap Provider within the time period specified in the related Interest Rate Cap and, simultaneously with such replacement, the Issuer shall terminate the Interest Rate Cap being replaced or such Interest Rate Cap Provider shall obtain a guarantee from a replacement guarantor that satisfies the DBRS Trigger Required Ratings with respect to the present and future obligations of such Interest Rate Cap Provider under such Interest Rate Cap; provided that, no termination of the Interest Rate Cap shall occur until the Issuer has entered into a replacement Interest Rate Cap or obtained a guarantee pursuant to this Sub-Clause 4.4(b) (Interest Rate Caps).

(c)	Collateral Posting for Ineligible Interest Rate Cap Providers. Each Interest Rate Cap shall provide that, if the Interest Rate Cap Provider with respect thereto is required to obtain a replacement as described in Sub-Clause 4.4(b) (Interest Rate Caps) and such replacement is not obtained within the period specified in the Interest Rate Cap, then such Interest Rate Cap Provider must, until such replacement is obtained or such Interest Rate Cap Provider again becomes an Eligible Interest Rate Cap Provider, post and maintain collateral in order to meet its obligations under such Interest Rate Cap in an amount determined pursuant to the credit support annex entered into in connection with such Interest Rate Cap (a “Credit Support Annex”).

(d)	Interest Rate Cap Provider Replacement. Each Interest Rate Cap shall provide that, if the Issuer is unable to cause such Interest Rate Cap Provider to take any of the required actions described in Sub-Clauses 4.4(b) (Failure to Remain an Eligible Interest Rate Cap Provider) and (c) (Collateral Posting for Ineligible Interest Rate Cap Providers) after making commercially reasonable efforts, then the Issuer will, within twenty (20) Business Days of becoming aware that it is unable to cause such Interest Rate Cap Provider to take such actions, obtain a replacement Interest Rate Cap at the expense of the replaced Interest Rate Cap Provider or, if the replaced Interest Rate Cap Provider fails to make such payment, at the expense of the Issuer (in which event, such expense shall be considered as Carrying Charges and shall be paid from Issuer Interest Collections available pursuant to Sub-Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) or, at the option of the Issuer, from any other source available to it).

(e)	Treatment of Collateral Posted. Each Noteholder by its acceptance of an Issuer Note hereby acknowledges and agrees, and directs the Issuer Security Trustee to acknowledge and agree, and the Issuer Security Trustee, at such direction, hereby acknowledges and agrees, that any collateral posted by an Interest Rate Cap Provider pursuant to Sub-Clauses (b) or (c) above (A) is collateral solely for the obligations of such Interest Rate Cap Provider under its Interest Rate Cap, (B) does not constitute collateral for the Issuer Notes (provided that in order to secure and provide for the payment of the Issuer Secured Obligations with respect to the Issuer Notes, the Issuer has pledged each Interest Rate Cap and its security interest in any collateral posted in connection therewith as collateral for the Issuer Notes), (C) will in no event be available to satisfy any obligations of the Issuer hereunder or otherwise unless and until such Interest Rate Cap Provider defaults in its obligations under its Interest Rate Cap and such collateral is applied in accordance with the terms of such Interest Rate Cap to satisfy such defaulted obligations of such Interest Rate Cap Provider, and (D) shall be held in a segregated account in accordance with the terms of the applicable Credit Support Annex.

(f)	Proceeds from Interest Rate Caps. The Issuer shall require all proceeds of each Interest Rate Cap (including amounts received in respect of the obligations of the related Interest Rate Cap Provider from a guarantor or from the application of collateral posted by such Interest Rate Cap Provider) to be paid to the Issuer Interest Collection Account.

4.5	[RESERVED]

4.6	[RESERVED]

4.7	[RESERVED]

4.8	[RESERVED]

5	PRIORITY OF PAYMENTS

5.1	[RESERVED]

5.2	Application of Funds in the Issuer Principal Collection Account

Subject to Past Due Rental Payments Priorities, (i) on any Business Day, the Issuer may apply, and (ii) on each Payment Date and each date identified by the Issuer for a Class A Decrease, Class B Decrease or Class C Decrease pursuant to Sub-Clause 2.3, the Issuer shall apply, all amounts then on deposit in the Issuer Principal Collection Account on such date (after giving effect to all deposits thereto pursuant to Sub-Clause 5.4 and 5.5) as follows (and in each case only to the extent of funds available in the Issuer Principal Collection Account on such date):

(a)	first, if such date is a Payment Date, then for deposit into the Issuer Interest Collection Account an amount equal to the Senior Interest Waterfall Shortfall Amount (and in respect of amounts attributable to interest on Class B Notes and Class C Notes, during the Revolving Period only), if any, with respect to such Payment Date;

(b)	second, on any such date during the Revolving Period, for deposit into the Issuer Reserve Account an amount equal to the Reserve Account Deficiency Amount, if any, for such date (calculated after giving effect to any withdrawals from the Issuer Reserve Account pursuant to Sub-Clause 5.4 (Reserve Account Withdrawals) below and deposits to the Issuer Reserve Account on such date pursuant to Sub-Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) below);

(c)	third, (i) first, to make a Class A Mandatory Decrease, if applicable on such day, in accordance with Sub-Clause 2.3(c) of the Issuer Facility Agreement, for payment of the related Class A Mandatory Decrease Amount on such date to the Class A Noteholders of each Investor Group, on a pro rata basis (based on the Class A Investor Group Principal Amount as of such date for each such Class A Investor Group) as payment of principal of the Class A Notes until the Class A Noteholders have been paid such amount in full, (ii) second, on any such Payment Date during the Revolving Period, to make a Class B Mandatory Decrease, if applicable on such day, in accordance with Sub-Clause 2.3(c) of the Issuer Facility Agreement, for payment of the related Class B Mandatory Decrease Amount on such date to the Class B Noteholders of each Class B Investor Group, on a pro rata basis (based on the Class B Investor Group Principal Amount as of such date for each such Class B Investor Group) as payment of principal of the Class B Notes until the Class B Noteholders have been paid such amount in full and (iii) third, on any such Payment Date during the Revolving Period, to make a Class C Mandatory Decrease, if applicable on such day, in accordance with Sub-Clause 2.3(c), for payment of the related Class C Mandatory Decrease Amount on such date to the Class C Noteholders of each Class C Investor Group, on a pro rata basis (based on the Class C Investor Group Principal Amount as of such date for each such Class C Investor Group) as payment of principal of the Class C Notes until the Class C Noteholders have been paid such amount in full;

(d)	fourth, on any such date during the Rapid Amortization Period, for payment on such date to the Class A Noteholders of each Class A Investor Group of (i) first, on a pro rata basis (based on the amount owed to each such Class A Noteholder), the Class A Monthly Default Interest Amounts, if any, owing to each such Class A Noteholder on such Payment Date (after giving effect to the payments in 5.3(a) through 5.3(k) below) and (ii) second, on a pro rata basis (based on the Class A Investor Group Principal Amount as of such date for each such Class A Investor Group), principal of the Class A Notes until the Class A Noteholders have been paid the Class A Principal Amount relating to the Class A Notes in full;

(e)	fifth, on any such date during the Rapid Amortization Period, for payment on such date to (i) first, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Interest Amount with respect to such Payment Date, (ii) second, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Default Interest Amounts, if any, owing to each such Class B Noteholder on such Payment Date (after giving effect to the payments in 5.3(a) through 5.3(k) below), (iii) third, make a Class B Mandatory Decrease, if applicable on such day, in accordance with Sub-Clause 2.3(c), for payment of the related Class B Mandatory Decrease Amount on such date to the Class B Noteholders of each Class B Investor Group, on a pro rata basis (based on the Class B Investor Group Principal Amount as of such date for each such Class B Investor Group) as payment of principal of the Class B Notes until the Class B Noteholders have been paid such amount in full and (iv) fourth, the Class B Noteholders of each Class B Investor Group, on a pro rata basis (based on the Class B Investor Group Principal Amount as of such date for each such Class B Investor Group) as payment of principal of the Class B Notes until the Class B Noteholders have been paid the Class B Principal Amount in full;

(f)	sixth, on any such date during the Rapid Amortization Period, for payment on such date to (i) first, the Class C Noteholders on a pro rata basis (based on the amount owed to each such Class C Noteholder), the Class C Monthly Interest Amount with respect to such Payment Date, (ii) second, to make a Class C Mandatory Decrease, if applicable on such day, in accordance with Sub-Clause 2.3(c), for payment of the related Class C Mandatory Decrease Amount on such date to the Class C Noteholders of each Class C Investor Group, on a pro rata basis (based on the Class C Investor Group Principal Amount as of such date for each such Class C Investor Group) as payment of principal of the Class C Notes until the Class C Noteholders have been paid such amount in full and (iii) third, the Class C Noteholders of each Class C Investor Group, on a pro rata basis (based on the Class C Investor Group Principal Amount as of such date for each such Class C Investor Group) as payment of principal of the Class C Notes until the Class C Noteholders have been paid the Class C Principal Amount in full;

(g)	seventh, if such date is a Payment Date, to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), any remaining amounts owing on such Payment Date to such Class A Noteholders as Carrying Charges (after giving effect to the payments in 5.3(a) through 5.3(k) below), (ii) second, the Class C Noteholders on a pro rata basis (based on the amount owed to each such Class C Noteholder), the Class C Monthly Default Interest Amounts, if any, owing to each such Class C Noteholder on such Payment Date (after giving effect to the payments in Sub-Clauses 5.3(a) through 5.3(k) below); (iii) third, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), any remaining amounts owing on such Payment Date to such Class B Noteholders as Carrying Charges (after giving effect to the payments in 5.3(a) through 5.3(k) below) and (iv) fourth, the Class C Noteholders on a pro rata basis (based on the amount owed to each such Class C Noteholder), any remaining amounts owing on such Payment Date to such Class C Noteholders as Carrying Charges (after giving effect to the payments in 5.3(a) through 5.3(k) below);

(h)	eighth, at the option of the Issuer, to make (i) first, a Class A Expected Decrease, if applicable on such day, for payment of the related Class A Expected Decrease Amount on such date (x) first, in the event that the Issuer has elected to prepay any Class A Terminated Purchaser’s Class A Investor Group, to such Class A Terminated Purchaser up to such Class A Terminated Purchaser’s Class A Investor Group Principal Amount as of such date and (y) second, any remaining portion of such Class A Expected Decrease Amount, to the Class A Noteholders of each Class A Investor Group on a pro rata basis (based on the Class A Investor Group Principal Amount as of such date for each such Class A Investor Group), in each case as a payment of principal of the Class A Notes until the applicable Class A Noteholders have been paid the applicable amount in full, (ii) second, a Class A Voluntary Decrease, if applicable on such day, for payment of the related Class A Voluntary Decrease Amount on such date (x) first, in the event that the Issuer has elected to prepay any Class A Terminated Purchaser’s Class A Investor Group, to such Class A Terminated Purchaser up to such Class A Terminated Purchaser’s Class A Investor Group Principal Amount as of such date and (y) second, any remaining portion of such Class A Voluntary Decrease Amount, to the Class A Noteholders of each Class A Investor Group on a pro rata basis (based on the Class A Investor Group Principal Amount as of such date for each such Class A Investor Group), in each case as a payment of principal of the Class A Notes until the applicable Class A Noteholders have been paid the applicable amount in full, (iii) third, a Class B Expected Decrease, if applicable on such day, for payment of the related Class B Expected Decrease Amount on such date (x) first, in the event that the Issuer has elected to prepay any Class B Terminated Purchaser’s Class B Investor Group, to such Class B Terminated Purchaser up to such Class B Terminated Purchaser’s Class B Investor Group Principal Amount as of such date and (y) second, any remaining portion of such Class B Expected Decrease Amount, to the Class B Noteholders of each Class B Investor Group on a pro rata basis (based on the Class B Investor Group Principal Amount as of such date for each such Class B Investor Group), in each case as a payment of principal of the Class B Notes until the applicable Class B Noteholders have been paid the applicable amount in full, (iv) fourth, a Class B Voluntary Decrease, if applicable on such day, for payment of the related Class B Voluntary Decrease Amount on such date (x) first, in the event that the Issuer has elected to prepay any Class B Terminated Purchaser’s Class B Investor Group, to such Class B Terminated Purchaser up to such Class B Terminated Purchaser’s Class B Investor Group Principal Amount as of such date and (y) second, any remaining portion of such Class B Voluntary Decrease Amount, to the Class B Noteholders of each Class B Investor Group on a pro rata basis (based on the Class B Investor Group Principal Amount as of such date for each such Class B Investor Group), in each case as a payment of principal of the Class B Notes until the applicable Class B Noteholders have been paid the applicable amount in full, (v) fifth, a Class C Expected Decrease, if applicable on such day, for payment of the related Class C Expected Decrease Amount on such date (x) first, in the event that the Issuer has elected to prepay any Class C Terminated Purchaser’s Class C Investor Group, to such Class C Terminated Purchaser up to such Class C Terminated Purchaser’s Class C Investor Group Principal Amount as of such date and (y) second, any remaining portion of such Class C Expected Decrease Amount, to the Class C Noteholders of each Class C Investor Group on a pro rata basis (based on the Class C Investor Group Principal Amount as of such date for each such Class C Investor Group), in each case as a payment of principal of the Class C Notes until the applicable Class C Noteholders have been paid the applicable amount in full, and (vi) sixth, a Class C Voluntary Decrease, if applicable on such day, for payment of the related Class C Voluntary Decrease Amount on such date (x) first, in the event that the Issuer has elected to prepay any Class C Terminated Purchaser’s Class C Investor Group, to such Class C Terminated Purchaser up to such Class C Terminated Purchaser’s Class C Investor Group Principal Amount as of such date and (y) second, any remaining portion of such Class C Voluntary Decrease Amount, to the Class C Noteholders of each Class C Investor Group on a pro rata basis (based on the Class C Investor Group Principal Amount as of such date for each such Class C Investor Group), in each case as a payment of principal of the Class C Notes until the applicable Class C Noteholders have been paid the applicable amount in full;

(i)	ninth [RESERVED]

(j)	tenth, to pay all principal amounts then due and payable in respect of the Subordinated Issuer Debt, on a pro-rata basis, until all amounts outstanding in respect of the Subordinated Issuer Debt have been paid in full; and

(k)	eleventh, the balance, if any, shall be released to or at the direction of the Issuer, including for re-deposit to the Issuer Principal Collection Account, or, if ineligible for release to the Issuer, shall remain on deposit in the Issuer Principal Collection Account;

provided that, (i) the application of such funds pursuant to Sub-Clauses 5.2(a), (d)(i), (e)(ii), (g), (j) and (k) may not be made if a Principal Deficit Amount would exist as a result of such application, (ii) the application of such funds pursuant to Sub-Clause 5.2(j) may not be made if an Aggregate Asset Amount Deficiency or Principal Deficit Amount would exist as a result of such application, and (iii) the application of such funds pursuant to Sub-Clauses 5.2(a), (b), (d)(i), (e)(ii), (g), (j) and (k) above may be made only to the extent that no Potential Amortization Event pursuant to Sub-Clause 7.1(u) with respect to the Issuer Notes exists as of such date or would occur as a result of such application.

5.3	Application of Funds in the Issuer Interest Collection Account

Subject to the Past Due Rental Payments Priorities, on each Payment Date, the Issuer shall apply all amounts then on deposit in the Issuer Interest Collection Account (after giving effect to all deposits thereto pursuant to Sub-Clauses 5.2, 5.4 and 5.5) on such day as follows (and in each case only to the extent of funds available in the Issuer Interest Collection Account):

(a)	first, to pay the Issuer Security Trustee the Capped Issuer Security Trustee Fee Amount with respect to such Payment Date;

(b)	second, to pay to the Issuer Administrator the Capped Issuer Administrator Fee Amount with respect to such Payment Date;

(c)	third, pro rata and pari passu, to pay (i) provided that following a Liquidation Event any fees, costs and expenses of the Issuer Security Trustee have been paid or provided for, the Persons to whom the Capped Issuer Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Capped Issuer Operating Expense Amounts owing to such persons on such Payment Date and (ii) to the Issuer, one twelfth of the Issuer Minimum Profit Amount;

(d)	fourth, to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), the Class A Monthly Interest Amount with respect to such Payment Date, (ii) second, on any such Payment Date during the Revolving Period, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Interest Amount with respect to such Payment Date and (iii) third, on any such Payment Date during the Revolving Period, the Class C Noteholders on a pro rata basis (based on the amount owed to each such Class C Noteholder), the Class C Monthly Interest Amount with respect to such Payment Date;

(e)	fifth, to pay the Administrative Agent the Administrative Agent Fee with respect to such Payment Date;

(f)	sixth, on any such Payment Date during the Revolving Period, other than on any such Payment Date on which a withdrawal has been made pursuant to 5.4(a)(i) below, for deposit to the Issuer Reserve Account in an amount equal to the Reserve Account Deficiency Amount, if any, for such date (calculated after giving effect to any withdrawals from the Issuer Reserve Account pursuant to “Application of Funds in the Reserve Account” below);

(g)	seventh, to pay to the Issuer Security Trustee the Excess Trustee Fee Amount with respect to such Payment Date;

(h)	eighth, to pay to the Issuer Administrator the Excess Administrator Fee Allocation Amount with respect to such Payment Date;

(i)	ninth, to pay, provided that following a Liquidation Event any fees, costs and expenses of the Issuer Security Trustee have been paid or provided for, the Persons to whom the Excess Issuer Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Excess Issuer Operating Expense Amounts owing to such Persons on such Payment Date;

(j)	tenth, on any such Payment Date during the Rapid Amortization Period, for deposit into the Issuer Principal Collection Account any remaining amount;

(k)	eleventh, to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), the Class A Monthly Default Interest Amounts, if any, owing to each such Class A Noteholder on such Payment Date (after giving effect to the payments in (a) through (j) above), (ii) second, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Default Interest Amounts, if any, owing to each such Class B Noteholder on such Payment Date (after giving effect to the payments in (a) through (j) above) and (iii) third, the Class C Noteholders on a pro rata basis (based on the amount owed to each such Class C Noteholder), the Class C Monthly Default Interest Amounts, if any, owing to each such Class C Noteholder on such Payment Date (after giving effect to the payments in (a) through (j) above);

(l)	twelfth, to pay (i) first, the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), any remaining amounts owing on such Payment Date to such Class A Noteholders as Carrying Charges (after giving effect to the payments in (a) through (k) above), (ii) second, the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), any remaining amounts owing on such Payment Date to such Class B Noteholders as Carrying Charges (after giving effect to the payments in (a) through (k) above) and (iii) third, the Class C Noteholders on a pro rata basis (based on the amount owed to each such Class C Noteholder), any remaining amounts owing on such Payment Date to such Class C Noteholders as Carrying Charges (after giving effect to the payments in (a) through (k) above);

(m)	thirteenth, to pay the holders of the Subordinated Issuer Debt, on a pro rata basis, any interest fees, costs, expenses or other amounts (excluding any principal) owing to such Persons on such Payment Date; and

(n)	fourteenth, for deposit into the Issuer Principal Collection Account any remaining amount.

5.4	Reserve Account Withdrawals

(a)	Subject to Clause 5.4(d) in respect of items (i) and (ii) only, on each Payment Date, the Issuer shall apply the amount equal to the difference (if positive) of (A) all amounts then on deposit (without giving effect to any deposits thereto pursuant to Sub-Clause 5.2 and 5.3) in the Issuer Reserve Account minus (B) the difference (if positive) of (i) the Class B Required Letter of Credit/Cash Liquid Enhancement Amount, plus the Class C Required Letter of Credit/Cash Liquid Enhancement Amount minus (ii) the amount outstanding under the Class A Reserve Advance as follows (and in each case only to the extent of funds available in the Issuer Reserve Account):

(i)	first, to the Issuer Interest Collection Account an amount equal to the excess, if any, of the Payment Date Interest Amount (excluding Class B Monthly Interest Amount and Class C Monthly Interest Amount if any) for such Payment Date over the Payment Date Available Interest Amount for such Payment Date (with respect to such Payment Date, the excess, if any, of such excess over the Available Reserve Account Amount on such Payment Date, the “Reserve Account Interest Withdrawal Shortfall”);

(ii)	second, if the Class A Principal Deficit Amount is greater than zero on such Payment Date, then to the Issuer Principal Collection Account an amount equal to such Principal Deficit Amount (with respect to such Payment Date, the excess, if any, of such Principal Deficit Amount over the Available Reserve Account Amount, in each case, on such Payment Date (after giving effect to the withdrawal therefrom pursuant to Sub-Clause 5.4(a)(i) above on such Payment Date), the “Reserve Account Principal Withdrawal Shortfall”); and

(iii)	third, if on the Legal Final Payment Date the amount to be distributed, if any, in accordance with Sub-Clause 5.2 (prior to giving effect to any withdrawals from the Issuer Reserve Account pursuant to this Sub-Clause) on such Legal Final Payment Date is insufficient to pay the Principal Amount in full on such Legal Final Payment Date, then to the Issuer Principal Collection Account, an amount equal to such insufficiency (with respect to the Legal Final Payment Date, the excess, if any, of such insufficiency over the Available Reserve Account Amount, to repay the principal in full in accordance with the Application of Funds in the Issuer Principal Collection Account in each case, on such Payment Date (after giving effect to each withdrawal therefrom pursuant to Sub-Clauses 5.4(a)(i) and (ii) above on such Legal Final Payment Date), the “Reserve Account Legal Final Withdrawal Shortfall”);

provided that, if no amounts are required to be applied pursuant to this Sub-Clause 5.4 (Reserve Account Withdrawals) on such date, then the Issuer shall have no obligation to make any payment from the Issuer Reserve Account on such date.

(b)	Subject to Clause 5.4(a) above, on each Payment Date, the Issuer shall apply the amount equal to the lower of (i) the Class B Required Letter of Credit/Cash Liquid Enhancement Amount and (ii) the amount then on deposit minus the amount outstanding under the Class A Reserve Advance if any (without giving effect to any deposits thereto pursuant to Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) and Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) above) in the Issuer Reserve Account as follows:

(i)	first, to the Class B Monthly Interest Amount for such Payment Date if not already paid pursuant to Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) and Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) above), the excess, if any, of such excess over the Available Reserve Account Amount on such Payment Date, the “Reserve Account Class B Interest Withdrawal Shortfall”);

(ii)	second, if the Class B Principal Deficit Amount is greater than zero on such Payment Date, then to the Class B Principal Deficit Amount, if not to the Class B Monthly Interest Amount for such Payment Date if not already paid pursuant to Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) above) (after giving effect to each withdrawal therefrom pursuant to Sub-Clauses 5.4(a)(i) and (ii) above on such Payment Date), the “Reserve Account Class B Principal Deficit Withdrawal Shortfall”);

(c)	Subject to Clause 5.4(a) above, on each Payment Date, the Issuer shall apply the amount equal to the lower of (i) the Class C Required Letter of Credit/Cash Liquid Enhancement Amount and (ii) the amount then on deposit minus the amount outstanding under the Class A Reserve Advance if any (without giving effect to any deposits thereto pursuant to “Application of Funds in the Issuer Principal Collection Account” and “Application of Funds in the Issuer Interest Collection Account” above) in the Issuer Reserve Account as follows:

(i)	first, to the Class C Monthly Interest Amount for such Payment Date if not already paid pursuant to Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) and Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) above), the excess, if any, of such excess over the Available Reserve Account Amount on such Payment Date, the “Reserve Account Class C Interest Withdrawal Shortfall”) ;

(ii)	second, if the Class C Principal Deficit Amount is greater than zero on such Payment Date, then to the Class C Principal Deficit Amount, if not to the Class C Monthly Interest Amount for such Payment Date if not already paid pursuant to Clause 5.2 (Application of Funds in the Issuer Principal Collection Account) above) (after giving effect to each withdrawal therefrom pursuant to Sub-Clauses 5.4(a)(i) and (ii) above on such Payment Date), the “Reserve Account Class C Principal Deficit Withdrawal Shortfall”);

(d)	On any Business Day following the occurrence of a Liquidation Event and following a Letter of Credit Liquidation Event Advance and/or a Class A Reserve Advance, the Issuer may withdraw amounts standing to the credit of the Issuer Reserve Account following such advances in order to (i) effect a FleetCo Reserve Advance to each FleetCo (other than French FleetCo) pursuant to the relevant FleetCo Facility Agreement and (ii) make a FCT Note Increase pursuant to the FCT Note Purchase Agreement in order to enable the FCT to pay the purchase price of any FleetCo Reserve Advance and thus finance this Advance, in an amount equal to the applicable FleetCo Required Reserve Advance.

5.5	Letters of Credit

(a)	Interest Deficit and Lease Interest Payment Deficit Events – Draws on Letters of Credit. If the Issuer determines on any Payment Date that there exists a Reserve Account Interest Withdrawal Shortfall or (with respect to any Letter of Credit entered into on or after the Second Amendment Date only) a Lease Interest Payment Deficit with respect to such Payment Date, then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw on the Letters of Credit an amount equal to the least of (i) such Reserve Account Interest Withdrawal Shortfall, (ii) the Letter of Credit Amount as of such Payment Date minus the Reserve Account Class B Interest Withdrawal Shortfall and minus the Reserve Account Class C Interest Withdrawal Shortfall if any and (iii) the Lease Interest Payment Deficit for such Payment Date, by presenting to each Letter of Credit Provider a draft accompanied by a Certificate of Credit Demand on the Letters of Credit; provided that, if the Issuer L/C Cash Collateral Account has been established and funded, then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall withdraw from the Issuer L/C Cash Collateral Account and deposit into the Issuer Interest Collection Account an amount equal to the lesser of (1) the L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in paragraphs (i), (ii) and (iii) above and (2) the Available L/C Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Letters of Credit. The Issuer shall deposit, or cause the deposit of, the proceeds of any such draw on the Letters of Credit and the proceeds of any such withdrawal from the Issuer L/C Cash Collateral Account into the Issuer Interest Collection Account on such Payment Date.

(b)	Interest Deficit and Lease Interest Payment Deficit Events – Draws on Letters of Credit. If the Issuer determines on any Payment Date that there exists a Reserve Account Class B Interest Withdrawal Shortfall, then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw on the Letters of Credit an amount equal to the least of (i) such Reserve Account Class B Interest Withdrawal Shortfall, (ii) the Letter of Credit Amount as of such Payment Date minus the Reserve Account Class C Interest Withdrawal Shortfall if any; by presenting to each Letter of Credit Provider a draft accompanied by a Certificate of Credit Demand on the Letters of Credit; provided that, if the Issuer L/C Cash Collateral Account has been established and funded, then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall withdraw from the Issuer L/C Cash Collateral Account and deposit into the Issuer Interest Collection Account an amount equal to the lesser of (1) the L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in paragraphs (i), (ii) and (iii) above and (2) the Available L/C Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Letters of Credit. The Issuer shall deposit, or cause the deposit of, the proceeds of any such draw on the Letters of Credit and the proceeds of any such withdrawal from the Issuer L/C Cash Collateral Account into the Issuer Interest Collection Account on such Payment Date

(c)	Interest Deficit and Lease Interest Payment Deficit Events – Draws on Letters of Credit. If the Issuer determines on any Payment Date that there exists a Reserve Account Class C Interest Withdrawal Shortfall, then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw on the Letters of Credit an amount equal to the least of (i) such Reserve Account Class C Interest Withdrawal Shortfall, (ii) the Letter of Credit Amount as of such Payment Date; by presenting to each Letter of Credit Provider a draft accompanied by a Certificate of Credit Demand on the Letters of Credit; provided that, if the Issuer L/C Cash Collateral Account has been established and funded, then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall withdraw from the Issuer L/C Cash Collateral Account and deposit into the Issuer Interest Collection Account an amount equal to the lesser of (1) the L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in paragraphs (i), (ii) and (iii) above and (2) the Available L/C Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Letters of Credit. The Issuer shall deposit, or cause the deposit of, the proceeds of any such draw on the Letters of Credit and the proceeds of any such withdrawal from the Issuer L/C Cash Collateral Account into the Issuer Interest Collection Account on such Payment Date

(d)	Lease Principal Payment Deficit Events – Initial Draws on Letters of Credit. If the Issuer determines on any Payment Date (with respect to any Letter of Credit entered into on or after the Second Amendment Date only) or on the latest Legal Final Payment Date that there exists a Lease Principal Payment Deficit that exceeds the amount, if any, withdrawn from the Issuer Reserve Account pursuant to Sub-Clause 5.4(a)(ii) (Reserve Account Withdrawals), then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw on the Letters of Credit, if any, in an amount equal to the lesser of:

(i)	such excess;

(ii)	the Letter of Credit Amount minus the Reserve Account Class B Principal Deficit Withdrawal Shortfall and minus the Reserve Account Class C Principal Deficit Withdrawal Shortfall if any (after giving effect to any drawings on the Letters of Credit on such Payment Date or the Legal Final Payment Date, as applicable, pursuant to Sub-Clause 5.5(a)); and

(iii)	the excess, if any, of the Class A Principal Amount over the amount to be deposited into the Issuer Principal Collection Account (other than as a result of this Sub-Clause 5.5(b) (Letters of Credit)) for payment of principal of the Class A Notes.

(e)	If the Issuer determines on any Payment Date (with respect to any Letter of Credit entered into on or after the Second Amendment Date only) or on the latest Legal Final Payment Date that there exists a Lease Principal Payment Deficit that exceeds the amount, if any, withdrawn from the Issuer Reserve Account pursuant to Sub-Clause 5.4(a)(ii) (Reserve Account Withdrawals), then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw on the Letters of Credit, if any, in an amount equal to the lesser of:

(i)	such excess;

(ii)	the Letter of Credit Amount minus the Reserve Account Class C Principal Deficit Withdrawal Shortfall if any (after giving effect to any drawings on the Letters of Credit on such Payment Date or the Legal Final Payment Date, as applicable, pursuant to Sub-Clause 5.5(a)); and

(iii)	the excess, if any, of the Class B Principal Amount over the amount to be deposited into the Issuer Principal Collection Account (other than as a result of this Sub-Clause 5.5(b) (Letters of Credit)) for payment of principal of the Class B Notes.

(f)	If the Issuer determines on any Payment Date (with respect to any Letter of Credit entered into on or after the Second Amendment Date only) or on the latest Legal Final Payment Date that there exists a Lease Principal Payment Deficit that exceeds the amount, if any, withdrawn from the Issuer Reserve Account pursuant to Sub-Clause 5.4(a)(ii) (Reserve Account Withdrawals), then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw on the Letters of Credit, if any, in an amount equal to the lesser of:

(i)	such excess;

(ii)	the Letter of Credit Amount (after giving effect to any drawings on the Letters of Credit on such Payment Date or the Legal Final Payment Date, as applicable, pursuant to Sub-Clause 5.5(a)); and

(iii)	the excess, if any, of the Class C Principal Amount over the amount to be deposited into the Issuer Principal Collection Account (other than as a result of this Sub-Clause 5.5(b) (Letters of Credit)) for payment of principal of the Class C Notes.

The Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)) shall, by 12:00 p.m. (London time) on such Payment Date or the Legal Final Payment Date, as applicable, draw an amount as set forth in such notice equal to the applicable amount set forth above on the Letters of Credit by presenting to each Letter of Credit Provider a draft accompanied by a Certificate of Credit Demand; provided however, that if the Issuer L/C Cash Collateral Account has been established and funded, the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall withdraw from the Issuer L/C Cash Collateral Account an amount equal to the lesser of (x) the L/C Cash Collateral Percentage on such Payment Date or the Legal Final Payment Date, as applicable, of the amount described in paragraphs (i), (ii) and (iii) above and (y) the Available L/C Cash Collateral Account Amount on such Payment Date or the Legal Final Payment Date, as applicable, (after giving effect to any withdrawals therefrom on such date pursuant to Sub-Clause 5.5(a)), and the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw an amount equal to the remainder of such amount on the Letters of Credit. The Issuer or the Issuer Security Trustee, as applicable, shall deposit, or cause the deposit of, the proceeds of any such draw on the Letters of Credit and the proceeds of any such withdrawal from the Issuer L/C Cash Collateral Account into the Issuer Principal Collection Account on such Payment Date or Legal Final Payment Date, as applicable.

(g)	Principal Deficit Amount – Draws on Letters of Credit. If the Issuer determines on:

(i)	any Payment Date that the Class A Principal Deficit Amount (after giving effect to any draws on the Letters of Credit on such Payment Date pursuant to Sub-Clause 5.5(b) above) will be greater than zero; or

(ii)	the latest Legal Final Payment Date that the Principal Amount exceeds the amount to be deposited into the Issuer Principal Collection Account (other than as a result of this Sub-Clause 5.5(g)) on the latest Legal Final Payment Date for payment of principal of the Issuer Notes, then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall, by 12:00 p.m. (London time) on such Payment Date draw on the Letters of Credit an amount equal to the lesser of:

(A)	on a Payment Date other than the Legal Final Payment Date, the Class A Principal Deficit Amount less the amount to be deposited into the Issuer Principal Collection Account in accordance with Sub-Clause 5.4(a)(ii) and Sub-Clause 5.5(b) above;

(B)	on the Legal Final Payment Date, the excess, if any, of the Class A Principal Amount over the amount to be deposited into the Issuer Principal Collection Account, other pursuant to this Sub-Clause 5.5(g), on the Legal Final Payment Date for payment of principal of the Issuer Notes; and

(C)	the Letter of Credit Amount,

by presenting to each Letter of Credit Provider a draft accompanied by a Certificate of Credit Demand, provided however, that if the Issuer L/C Cash Collateral Account has been established and funded, the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall withdraw from the Issuer L/C Cash Collateral Account an amount equal to the lesser of (x) the L/C Cash Collateral Percentage on such Payment Date of the amount described in sub-paragraphs (A), (B) and (C) above and (y) the Available L/C Cash Collateral Account Amount on such Payment Date (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Sub-Clause 5.5(a) and Sub-Clause 5.5(b)), and the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw an amount equal to the remainder of such amount on the Letters of Credit. The Issuer shall deposit, or cause the deposit of, the proceeds of any such draw on the Letters of Credit and the proceeds of any such withdrawal from the Issuer L/C Cash Collateral Account into the Issuer Principal Collection Account on such Payment Date.

(h)	Liquidation Event – Draws on Letters of Credit. Within one (1) Business Day of the occurrence of a Liquidation Event, the Issuer shall draw on the Letters of Credit, or if the Issuer fails to make such drawing, within one (1) Business Day of such failure, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)) shall draw on the Letters of Credit, in each case, an amount equal to the lesser of (i) the excess of the Required Liquid Enhancement Amount over the Available L/C Cash Collateral Account Amount and (ii) the Letter of Credit Amount as of date, by presenting to each Letter of Credit Provider a draft accompanied by a Certificate of Credit Demand on the Letters of Credit. The Issuer shall deposit, or cause the deposit of, the proceeds of any such draw on the Letters of Credit and the proceeds of any such withdrawal from the Issuer L/C Cash Collateral Account (along with any other amounts standing to the credit of the L/C Cash Collateral Account) into the Issuer Reserve Account on such date.

(i)	Draws on the Letters of Credit. If there is more than one Letter of Credit on the date of any draw on the Letters of Credit pursuant to the terms of this Agreement (other than pursuant to Sub-Clause 5.7(b)), then the Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall draw on each Letter of Credit an amount equal to the Pro Rata Share for such Letter of Credit of such draw on such Letter of Credit.

(j)	Letter of Credit status. At the same time as the Issuer provides the Administrative Agent and the Issuer Security Trustee with a Monthly Noteholders’ Statement, the Issuer shall also furnish the Administrative Agent and the Issuer Security Trustee with a notice outlining the status of the Letter of Credit. Such notice shall detail (a) the Letter of Credit Expiration Date, (b) the maximum amount which is available to be drawn as of such date and (c) details of any drawings under the Letter of Credit prior to such notice and any repayment thereof.

5.6	Past Due Rental Payments

On each Deposit Date, the Issuer shall withdraw from (a) first, the Issuer Interest Collection Account all amounts then on deposit representing Past Due Rent Payments and (b) second, to the extent the amounts withdrawn from the Issuer Interest Collection Account are not sufficient to satisfy the amount owed in respect of Past Due Rent Payments, the Issuer Principal Collection Account, and apply such amounts towards the Past Due Rent Payment in the following order:

(i)	if the occurrence of the related Lease Payment Deficit resulted in one or more L/C Credit Disbursements being made under any Letters of Credit, then pay to each Letter of Credit Provider who made such a L/C Credit Disbursement an amount equal to the lesser of (x) the unreimbursed amount of such Letter of Credit Provider’s L/C Credit Disbursement and (y) such Letter of Credit Provider’s pro rata portion, calculated on the basis of the unreimbursed amount of each such Letter of Credit Provider’s L/C Credit Disbursement, of the amount of the Past Due Rent Payment;

(ii)	if the occurrence of such Lease Payment Deficit resulted in a withdrawal being made from the Issuer L/C Cash Collateral Account, then deposit in the Issuer L/C Cash Collateral Account an amount equal to the lesser of (x) the amount of the Past Due Rent Payment remaining after any payments pursuant to paragraph (i) above and (y) the amount withdrawn from the Issuer L/C Cash Collateral Account on account of such Lease Payment Deficit;

(iii)	if the occurrence of such Lease Payment Deficit resulted in a withdrawal being made from the Issuer Reserve Account pursuant to Sub-Clause 5.4(a)(i), then deposit in the Issuer Reserve Account an amount equal to the lesser of (x) the amount of the Past Due Rent Payment remaining after any payments pursuant to paragraphs (i) and (ii) above and (y) the Reserve Account Deficiency Amount, if any, as of such day; and

(iv)	any remainder to be deposited into the Issuer Principal Collection Account.

5.7	Letters of Credit and L/C Cash Collateral Account

(a)	Letter of Credit Expiration Date – Deficiencies. If as of the date that is sixteen (16) Business Days prior to the then scheduled Letter of Credit Expiration Date with respect to any Letter of Credit, excluding such Letter of Credit from each calculation in paragraphs (i) through (ii) immediately below but taking into account any substitute Letter of Credit that has been obtained from an Eligible Letter of Credit Provider and is in full force and effect on such date:

(i)	the Issuer Aggregate Asset Amount would be less than the Adjusted Asset Coverage Threshold Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Issuer Reserve Account and the Issuer L/C Cash Collateral Account on such date); or

(ii)	the Adjusted Liquid Enhancement Amount would be less than the Required Liquid Enhancement Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Issuer Reserve Account and the Issuer L/C Cash Collateral Account on such date), then the Issuer shall notify the Issuer Security Trustee and the Administrative Agent in writing no later than fifteen (15) Business Days prior to such Letter of Credit Expiration Date of:

(A)	the greater of:

(1)	the excess, if any, of the Adjusted Asset Coverage Threshold Amount over the Issuer Aggregate Asset Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Issuer Reserve Account and the Issuer L/C Cash Collateral Account on such date); and

(2)	the excess, if any, of the Required Liquid Enhancement Amount over the Adjusted Liquid Enhancement Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Issuer Reserve Account and the Issuer L/C Cash Collateral Account on such date), provided that the calculations in each of paragraph (A)(1) through (A)(2) above shall be made on such date, excluding from such calculation of each amount contained therein such Letter of Credit but taking into account each substitute Letter of Credit that has been obtained from an Eligible Letter of Credit Provider and is in full force and effect on such date; and

(B)	the amount available to be drawn on such expiring Letter of Credit on such date.

Upon delivery of such notice to the Issuer Security Trustee and Administrative Agent, the Issuer shall draw the lesser of the amounts set forth in paragraphs (A) and (B) above on such Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the L/C Termination Disbursements to be deposited into the Issuer L/C Cash Collateral Account. If the Administrative Agent does not receive the notice from the Issuer described above on or prior to the date that is fifteen (15) Business Days prior to each Letter of Credit Expiration Date, then the Administrative Agent shall instruct the Issuer Security Trustee to draw, and by 12:00 p.m. (London time) on such Business Day the Issuer Security Trustee shall draw, the full amount of such Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the L/C Termination Disbursements to be deposited into the applicable Issuer L/C Cash Collateral Account.

(b)	Letter of Credit Provider Downgrades. The Issuer shall notify the Issuer Security Trustee and the Administrative Agent in writing within one (1) Business Day of an Authorized Officer of the Issuer obtaining actual knowledge that (i) the long-term debt credit rating of any Letter of Credit Provider rated by DBRS has fallen below “BBB” as determined by DBRS or (ii) the long-term debt credit rating of any Letter of Credit Provider not rated by DBRS is not at least “Baa2” by Moody’s or “BBB” by S&P (such (i) or (ii) with respect to any Letter of Credit Provider, a “Downgrade Event”). On the thirtieth (30th) day after the occurrence of any Downgrade Event with respect to any Letter of Credit Provider, the Issuer shall notify the Issuer Security Trustee and the Administrative Agent in writing on such date of (i) the greatest of (A) the excess, if any, of the Adjusted Asset Coverage Threshold Amount over the Issuer Aggregate Asset Amount and (B) the excess, if any, of the Required Liquid Enhancement Amount over the Adjusted Liquid Enhancement Amount, in each case as of such date and excluding from the calculation of each amount referenced in such sub-paragraphs such Letter of Credit but taking into account each substitute Letter of Credit that has been obtained from an Eligible Letter of Credit Provider and is in full force and effect on such date, and (ii) the amount available to be drawn on such Letter of Credit on such date (the lesser of such (i) and (ii), the “Downgrade Withdrawal Amount”). The Issuer, or if the Issuer is not able to or fails to make such drawing, the Issuer Security Trustee (subject to Sub-Clause 5.10 (Issuer’s Failure to Draw)), shall, by 12:00 p.m. (London time) within one Business Day of giving notice to the Issuer Security Trustee, draw on the Letters of Credit issued by such Letter of Credit Provider in an amount (in the aggregate) equal to the Downgrade Withdrawal Amount specified in such notice by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the L/C Termination Disbursement to be deposited into the Issuer L/C Cash Collateral Account.

(c)	Reductions in Stated Amounts of the Letters of Credit. If the Administrative Agent receives a written notice from the Issuer Administrator, substantially in the form of Exhibit C hereto, requesting a reduction in the stated amount of any Letter of Credit, then the Administrative Agent shall within two (2) Business Days of the receipt of such notice deliver to the Letter of Credit Provider who issued such Letter of Credit a Notice of Reduction requesting a reduction in the stated amount of such Letter of Credit in the amount requested in such notice effective on the date set forth in such notice; provided that, on such effective date, immediately after giving effect to the requested reduction in the stated amount of such Letter of Credit, (i) the Adjusted Liquid Enhancement Amount will equal or exceed the Required Liquid Enhancement Amount, and (ii) no Aggregate Asset Amount Deficiency will exist immediately after giving effect to such reduction.

(d)	Increases in Stated Amounts of the Letters of Credit. If required to ensure that (i) the Adjusted Liquid Enhancement Amount will equal or exceed the Required Liquid Enhancement Amount, and (ii) no Aggregate Asset Amount Deficiency will exist, the Issuer Administrator shall, within two (2) Business Days of becoming aware of such requirement, deliver to the Letter of Credit Provider a notice substantially in the form of Exhibit C-1 hereto, requesting an increase in the stated amount of any Letter of Credit effective on the date set forth in such notice.

(e)	L/C Cash Collateral Account Surpluses and Reserve Account Surpluses.

(i)	On each Payment Date, the Issuer may withdraw from the Issuer Reserve Account an amount equal to the Issuer Reserve Account Surplus, if any for its own account or as it may direct.

(ii)	On each Payment Date on which there is an L/C Cash Collateral Account Surplus, the Issuer may, subject to the limitations set forth in this Sub-Clause 5.7(d), withdraw such amount from the Issuer L/C Cash Collateral Account and apply such amount in accordance with the terms of this Sub-Clause 5.7(d). The amount of any such withdrawal from the Issuer L/C Cash Collateral Account shall be limited to the lesser of (a) the Available L/C Cash Collateral Account Amount on such Payment Date and (b) the Issuer L/C Cash Collateral Account Surplus on such Payment Date. Any amounts withdrawn from the Issuer L/C Cash Collateral Account pursuant to this Sub-Clause 5.7(d) shall be paid:

first, to the Letter of Credit Providers, to the extent that there are unreimbursed Disbursements due and owing to such Letter of Credit Providers in respect of the Letters of Credit, for application in accordance with the provisions of the respective Letters of Credit, and second, to the Issuer any remaining amounts.

5.8	Payment by Wire Transfer

On each Payment Date, the Issuer shall cause the amounts (to the extent available) set forth in Sub-Clause 5.2, 5.3, 5.4 and 5.5, in each case if any and in accordance with such Sub-Clause, to be paid by wire transfer of immediately available funds no later than 4:30 p.m. (London time) for credit to the account designated by the party to which such amounts are payable (provided that, such designating party shall designate such account at least three (3) Business Days prior to the relevant Payment Date).

5.9	Certain Instructions to the Issuer Security Trustee

(a)	If on any date the Principal Deficit Amount is greater than zero or the Issuer determines that there exists a Lease Principal Payment Deficit, then the Issuer shall promptly provide written notice thereof to the Administrative Agent and the Issuer Security Trustee.

(b)	On or before 10:00 a.m. (London time) on each Payment Date on which any Lease Payment Deficit Exists, the Issuer Administrator shall notify the Issuer Security Trustee of the amount of such Lease Payment Deficit, such notification to be in the form of Exhibit D hereto (each a “Lease Payment Deficit Notice”).

5.10	Issuer’s Failure to Draw

In the event the Issuer fails to draw on any Letter of Credit then the Issuer Security Trustee shall, following a written direction from the Administrative Agent (or, in the event there is not an Administrative Agent, from the Required Noteholders), draw on such Letter of Credit provided that the Issuer, upon request of the Issuer Security Trustee, the Administrative Agent or any Funding Agent, promptly provides the Issuer Security Trustee with all information necessary to allow the Issuer Security Trustee to draw on any such Letter of Credit (and it is acknowledged that the Issuer Security Trustee shall not be responsible for making any calculations or determinations in connection with the relevant drawing).

5.11	[RESERVED]

6	REPRESENTATIONS AND WARRANTIES; COVENANTS; CLOSING CONDITIONS

6.1	Representations and Warranties

Each of the Issuer, the Issuer Administrator, each Conduit Investor and each Committed Note Purchaser hereby makes the representations and warranties applicable to it set forth in Annex 1 hereto, save, in the case of the Class C Committed Note Purchaser which is part of the Original Class C Investor Group, for the representations and warranties set forth in sub-paragraphs 3(d) and 4(d) of Annex 1.

6.2	Covenants

Each of the Issuer and the Issuer Administrator hereby agrees to perform and observe the covenants applicable to it set forth in Annex 2 hereto.

6.3	Closing Conditions

The effectiveness of this Agreement is subject to the satisfaction of the conditions precedent set forth in Annex 3 hereto and Schedule 1 (Conditions Precedent) of the Issuer Amendment and Restatement Deed.

6.4	[RESERVED]

6.5	[RESERVED]

7	AMORTIZATION EVENTS AND REMEDIES

7.1	Amortization Events

The occurrence of any of the following events shall constitute Amortization Events with respect to the Issuer Notes:

(a)	the Issuer defaults in the payment of interest on, or other amount payable in respect of, the Issuer Notes when the same becomes due and payable, unless default is caused by an administrative or technical error and in such case, payment is made within three (3) Business Days of being due and payable;

(b)	either of a Liquid Enhancement Deficiency or a Letter of Credit/Cash Liquid Enhancement Deficiency shall exist and continue to exist for at least three (3) consecutive Business Days provided that where such grace period coincides with a Payment Date then on that Payment Date, the Issuer will not be permitted to request any Advance and will not be permitted to make any repayment under the Issuer Subordinated Facility Agreement in accordance with Clause 5.2(j) and Clause 5.3(m) of this Agreement or as otherwise permitted pursuant to the Issuer Related Documents until such Liquid Enhancement Deficiency or a Letter of Credit/Cash Liquid Enhancement Deficiency is cured and ceases to exist;

(c)	all principal of and interest on the Issuer Notes is not paid in full on or before the Expected Final Payment Date;

(d)	any Class A Aggregate Asset Amount Deficiency, Class B Aggregate Asset Amount Deficiency or Class C Aggregate Asset Amount Deficiency exists and continues for a period of three (3) consecutive Business Days provided that where such grace period coincides with a Payment Date then on that Payment Date, the Issuer will not be permitted to request any Advance and will not be permitted to make any repayment under the Issuer Subordinated Facility Agreement in accordance with Clause 5.2(j) and Clause 5.3(m) of this Agreement or as otherwise permitted pursuant to the Issuer Related Documents until such Aggregate Asset Amount Deficiency is cured and ceases to exist;

(e)	any of the Leasing Company Amortization Events shall have occurred with respect to any FleetCo Note or the French Facility;

(f)	there shall have been filed against the Issuer a notice of any Security (other than a Permitted Security) that could reasonably be expected to attach to the assets of the Issuer and fourteen (14) consecutive days shall have elapsed without such notice having been effectively withdrawn or such Security having been released or discharged;

(g)	any of the Issuer Related Documents or any material portion thereof shall cease, for any reason, to be in full force and effect, enforceable in accordance with its terms (other than in accordance with the terms thereof or as otherwise expressly permitted in the Issuer Related Documents) for a period of ten (10) consecutive days, provided that such ten (10) consecutive day grace period shall not apply where Hertz, any FleetCo, any OpCo, any Leasing Company, any Lessee, any Servicer, the Instalment Sale Administrator, any FleetCo Administrator, the Issuer or the Issuer Administrator is the entity asserting that the relevant Issuer Related Document ceases to be in full force and effect, other than any such cessation as a result of any waiver, supplement, modification, amendment or other action not prohibited by the Related Documents;

(h)	any Issuer Administrator Default shall have occurred;

(i)	the Issuer Account in which any Issuer Collections are on deposit as of such date or any Issuer Account (other than the Issuer Reserve Account and the Issuer L/C Cash Collateral Account) shall be subject to an injunction, estoppel or other stay or a Security (other than any Security described in paragraph (iii) of the definition of Permitted Security) and fourteen (14) consecutive days shall have elapsed without such Security having been released or discharged;

(j)	(A) the Issuer Reserve Account shall be subject to any injunction, estoppel or other stay or a Security (other than any Permitted Security described in paragraph (iii) of the definition of Permitted Security) for a period of at least three (3) consecutive Business Days or (B) other than any Security described in paragraph (iii) of the definition of Permitted Security, the Issuer Security Trustee shall cease to have a valid and perfected first priority security interest in the Issuer Reserve Account Collateral (or any of the Issuer or any Affiliate thereof so asserts in writing) and, in each case, the Adjusted Liquid Enhancement Amount, excluding therefrom the Available Reserve Account Amount, would be less than the Required Liquid Enhancement Amount and such cessation shall not have resulted from a Permitted Security;

(k)	from and after the funding of the Issuer L/C Cash Collateral Account, (A) the Issuer L/C Cash Collateral Account shall be subject to any injunction, estoppel or other stay or a Security (other than any Security described in paragraph (iii) of the definition of Permitted Security) for a period of at least three (3) consecutive Business Days or (B) other than any Permitted Security, the Issuer Security Trustee shall cease to have a valid and perfected first priority security interest in the Issuer L/C Cash Collateral Account Collateral (or the Issuer or any Affiliate thereof so asserts in writing) and, in each case, the Adjusted Liquid Enhancement Amount, excluding therefrom the Available L/C Cash Collateral Account Amount, would be less than the Required Liquid Enhancement Amount;

(l)	a Change of Control shall have occurred;

(m)	the Issuer shall fail to acquire and maintain in force one or more Interest Rate Caps at the times and in at least the notional amounts required by the terms of Sub-Clause 4.4 and such failure continues for at least three (3) consecutive Business Days;

(n)	other than as a result of a Permitted Security, the Issuer Security Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Issuer Collateral (other than the Issuer Reserve Account Collateral, the Issuer L/C Cash Collateral Account Collateral or any Letter of Credit) or the Issuer or any Affiliate thereof so asserts in writing;

(o)	the occurrence of a Hertz Senior Credit Facility Default;

(p)	any of the Issuer or the Issuer Administrator fails to comply with any of its other agreements or covenants in the Issuer Notes or any Issuer Related Document (and, in the case of the Risk Retention Letter, the Retention Holder fails to comply with any of its covenants therein), which in the opinion of the Issuer Security Trustee is materially prejudicial to the interests of the Noteholders and in the case of a default which is remediable, continues for fourteen (14) consecutive days after the earlier of (i) the date on which an Authorized Officer of the Issuer (in case of failure by the Issuer) or the Issuer Administrator (in case of failure by the Issuer Administrator) or the Retention Holder (in case of failure by the Retention Holder) obtains actual knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to any of the Issuer or the Issuer Administrator or the Retention Holder (in each case, in respect of failure by itself only) by the Issuer Security Trustee or to any of the Issuer or the Issuer Administrator or the Retention Holder (in each case, in respect of failure by itself only) and the Issuer Security Trustee by the Administrative Agent;

(q)	(i) any representation made by the Issuer in any Issuer Related Document is false (and, in the case of the Risk Retention Letter, any representation made by the Retention Holder therein is false) or (ii) (A) any representation made by the Issuer Administrator herein or (B) any schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of the Issuer Administrator to any Funding Agent pursuant to paragraph 24 of Annex 2 hereto, in the case of either the preceding paragraph (A) or (B), is false or misleading on the date as of which the facts therein set forth are stated or certified, and, in the case of either the preceding paragraphs (i) or (ii), such falsity, which in the opinion of the Issuer Security Trustee is materially prejudicial to the interests of the Noteholders and the event or condition that caused such representation to have been false is not cured for a period of fourteen (14) consecutive days after the earlier of (x) the date on which an Authorized Officer of the Issuer or the Issuer Administrator or the Retention Holder, as the case may be, obtains actual knowledge thereof or (y) the date that written notice thereof is given to the Issuer or the Issuer Administrator or the Retention Holder, as the case may be, by the Issuer Security Trustee or to the Issuer or the Issuer Administrator or the Retention Holder, as the case may be, and to the Issuer Security Trustee by the Administrative Agent;

(r)	(I) any Servicer or the Instalment Sale Administrator shall fail to comply with its obligations under any Liquidation Co-ordination Agreement and the failure to comply, in the opinion of the Issuer Security Trustee is materially prejudicial to the interests of the Noteholders and in the case of a default which is remediable, continues for 14 consecutive days after the earlier of (i) the date on which an Authorized Officer of the Issuer Administrator or the Issuer obtains actual knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer Administrator and the Issuer by the Issuer Security Trustee or to the Issuer Administrator, the Issuer and the Issuer Security Trustee by the Administrative Agent or (II) any Liquidation Co-ordination Agreement or any material portion thereof shall cease, for any reason, to be in full force and effect or enforceable (other than in accordance with its terms or otherwise as expressly permitted in such Liquidation Co-ordination Agreement) for a period of fourteen (14) consecutive days after the earlier of (i) the date on which an Authorized Officer of the Issuer or the Issuer Administrator, as applicable, has reasonable grounds to believe that or (ii) the date on which written notice thereof shall have been given to the Issuer and the Issuer Administrator by the Issuer Security Trustee or to the Issuer, the Issuer Administrator and the Issuer Security Trustee by the Administrative Agent (unless such failure to be in full force and effect or failure to be enforceable is a result of a breach of such Liquidation Co-ordination Agreement or any portion thereof by the relevant Servicer or the Instalment Sale Administrator, in which case such fourteen (14) day grace period shall not apply);

(s)	(I) any FleetCo or any FleetCo Administrator shall fail to comply with its obligations under the applicable FleetCo Back-Up Administration Agreement and the failure to comply, in the opinion of the Issuer Security Trustee is materially prejudicial to the interests of the Noteholders and in the case of a default which is remediable, continues for a period of fourteen (14) days after the earlier of (i) the date on which an Authorized Officer of the relevant FleetCo Administrator or Issuer Administrator, as applicable, obtains actual knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such FleetCo and FleetCo Administrator by the FleetCo Security Trustee or to such FleetCo, FleetCo Administrator and the FleetCo Security Trustee by the Issuer or (II) any FleetCo Back-Up Administration Agreement or any material portion thereof shall cease, for any reason, to be in full force and effect or enforceable (other than in accordance with its terms or otherwise as expressly permitted in such FleetCo Back-Up Administration Agreement) for a period of fourteen (14) days after the earlier of (i) the date on which an Authorized Officer of the relevant FleetCo or FleetCo Administrator, as applicable, obtains actual knowledge thereof or (ii) the date on which written notice thereof shall have been given to such FleetCo and FleetCo Administrator by the FleetCo Security Trustee or to such FleetCo, FleetCo Administrator and the FleetCo Security Trustee by the Issuer (unless such failure to be in full force and effect or failure to be enforceable is a result of a breach of the applicable FleetCo Back-Up Administration Agreement or any portion thereof by the relevant FleetCo or FleetCo Administrator, in which case such fourteenth (14) day grace period shall not apply);

(t)	a FleetCo Administrator fails to comply with any of its other agreements or covenants in any FleetCo Related Document or any representation made by a FleetCo Administrator in any FleetCo Related Document is false and the failure to so comply or such false representation, as the case may be, (A) and the failure to comply with any of its other agreements or covenants in any FleetCo Related Document, in the opinion of the Issuer Security Trustee is materially prejudicial to the interests of the Noteholders and in the case of a default which is remediable, continues for 14 consecutive days after the earlier of (i) the date on which an Authorized Officer of such FleetCo Administrator obtains actual knowledge thereof or (ii) the date on which written notice of such failure or such false representation, requiring the same to be remedied, shall have been given to (x) the relevant FleetCo Administrator by the FleetCo Security Trustee or to such FleetCo Administrator and the FleetCo Security Trustee by the Issuer or (y) to the Issuer Administrator by the FleetCo Security Trustee or to the Issuer Administrator and the FleetCo Security Trustee by the Administrative Agent and (B) in the case of a false representation, the event or condition that causes such representation to have been false is not cured for a period of fourteen (14) consecutive days, in each case after the earlier of (i) the date on which an Authorized Officer of such FleetCo Administrator obtains actual knowledge thereof or (ii) the date on which written notice of such failure or such false representation, requiring the same to be remedied, shall have been given to (x) the relevant FleetCo Administrator by the FleetCo Security Trustee or to such FleetCo Administrator and the FleetCo Security Trustee by the Issuer or (y) to the Issuer Administrator by the FleetCo Security Trustee or to the Issuer Administrator and the FleetCo Security Trustee by the Administrative Agent;

(u)	on any Business Day, the Adjusted Principal Amount exceeds the Aggregate Leasing Company Principal Amount, and the Aggregate Leasing Company Principal Amount does not equal or exceed the Adjusted Principal Amount on or prior to the close of business on the next succeeding Business Day, in each case after giving effect to all increases and decreases on such date;

(v)	any FleetCo Administrator Default shall have occurred;

(w)	[RESERVED];

(x)	(I) any of the FleetCo Related Documents or any material portion thereof relating to any of the FleetCo Notes shall cease, for any reason, to be in full force and effect (other than in accordance with its terms or as otherwise expressly permitted in the FleetCo Related Documents) for a period of ten (10) consecutive days, provided that such ten (10) consecutive day grace period shall not apply where Hertz, any FleetCo, any OpCo, any Leasing Company, any Lessee, any Servicer, the Instalment Sale Administrator, any FleetCo Administrator, the Issuer or the Issuer Administrator is the entity asserting that the relevant FleetCo Related Document ceases to be in full force and effect; (II) any of the FleetCo Collateral shall cease, for any reason, to be in full force and effect (other than in accordance with its terms or as otherwise expressly permitted in the FleetCo Related Documents), in each case, other than any such cessation as a result of any waiver, supplement, modification, amendment or other action not prohibited by the Related Documents;

(y)	the occurrence of an Event of Bankruptcy with respect to the Issuer;

(z)	the Securities and Exchange Commission or other regulatory body having jurisdiction reaches a final determination that the Issuer is an “investment company” or is under the “control” of an “investment company” under the Investment Company Act;

(aa)	a Level 2 Minimum Liquidity Test Breach shall exist;

(bb)	the Issuer or Issuer Administrator fails to deliver any certificate to the Administrative Agent or any Funding Agent pursuant to paragraph 25 of Annex 2 hereto within three (3) Business Days of written request by the Administrative Agent or the Issuer Security Trustee;

(cc)	there is a material breach of or material failure to satisfy any of the representations, undertakings or conditions specified in the Refinancing Deed of Covenant by any of the Issuer, the Issuer Administrator, any FleetCo (in all capacities), any OpCo (in all capacities), HIL or HHN2 which in the opinion of the Issuer Security Trustee is materially prejudicial to the interests of the Noteholders and in the case of a breach or failure which is remediable, continues for fourteen (14) consecutive days after the earlier of (i) the date on which an Authorized Officer of the Issuer (in case of breach or failure by the Issuer) or the Issuer Administrator (in case of breach or failure by the Issuer Administrator), the relevant FleetCo (in case of breach or failure by any FleetCo), the relevant OpCo (in case of breach or failure by any OpCo), HIL (in case of breach or failure by HIL) or HHN2 (in case of breach or failure by HHN2) obtains actual knowledge thereof or (ii) the date on which written notice of such breach or failure, requiring the same to be remedied, shall have been given to any of the Issuer or the Issuer Administrator or any FleetCo or any OpCo, or HIL or HHN2 (in each case, in respect of breach or failure by itself only) by the Issuer Security Trustee or to any of the Issuer or the Issuer Administrator or the any FleetCo or any OpCo, or HIL or HHN2 (in each case, in respect of breach or failure by itself only) and the Issuer Security Trustee by the Administrative Agent; or

(dd)	the German FleetCo incurs any Liabilities in connection with items (b) or (c) under the Existing/Prior Financings definition or in connection with the German Fleetco ceasing to be, or is not treated at any time as being or having been, a “qualifying company” for the purposes of section 110 Taxes Consolidation Act 1997, or a claim (whether actual or contingent, present or future) has arisen related to or in connection with such items and/or qualification, as applicable.

7.2	Effects of Amortization Events

(a)	In the case of:

(i)	any event described in Sub-Clauses 7.1(a) through (e), Sub-Clause 7.1(u), Sub-Clause 7.1(y) and Sub-Clause 7.1(z), an Amortization Event with respect to the Issuer Notes will immediately occur without any notice or other action on the part of the Issuer Security Trustee or any Noteholder, and

(ii)	any event described in Sub-Clauses 7.1(f) through (t), Sub-Clause 7.1(v), Sub-Clause 7.1(x) and Sub-Clause 7.1(aa) through 7.1(cc), so long as such event is continuing, either:

(A)	the Issuer Security Trustee may, by written notice to the Issuer; or

(B)	either:

(1)	the Required Noteholders; or

(2)	in the case of any event described in Sub-Clauses 7.1(f), (g), (i), (j), (k), (n), (p) or (x) only, where the Required Noteholders have not declared an Amortization Event with respect to such Sub-Clauses within 14 days after becoming entitled to do so, where the consent of Class B Noteholders would be required to waive such Amortization Event were it to be declared, 100% of the Class B Noteholders or, where the consent of Class C Noteholders would be required to waive such Amortization Event were it to be declared, Class C Noteholders holding 66 2/3% of the Class C Principal Amount, may, by written notice to the Issuer and the Issuer Security Trustee,

declare that an Amortization Event with respect to the Issuer Notes has occurred as of the date of the notice (except in relation to an event described in Sub-Clause 7.1(aa), in which case such Amortization Event shall occur no earlier than 14 calendar days after the date of such notice).

(b)	(i)	An Amortization Event with respect to the Issuer Notes described in Sub-Clauses 7.1(a) through (d) above may be waived solely with the written consent of the Noteholders holding 100% of the Principal Amount of the Affected Class (or, if the Class C Noteholders are the Affected Class, 66 2/3 % of the Class C Principal Amount), in addition to the Required Noteholders, where:

"Affected Class" means the relevant Class in respect of which payment was defaulted in the manner contemplated by Sub-Clauses 7.1(a) and (c), in the case of Sub-Clause (b) means all Classes and in the case of Sub-Clause (d) means the Class which corresponds to the "Aggregate Asset Amount Deficiency" test which has been breached.

(ii)	An Amortization Event with respect to the Issuer Notes described in Sub-Clause 7.1(e), Sub-Clause 7.1(p) (solely with respect to any agreement, covenant or provision in the Issuer Notes or any other Issuer Related Document the amendment or modification of which requires the consent of Noteholders holding more than 66⅔% of the Principal Amount or that otherwise prohibits the Issuer from taking any action without the consent of Noteholders holding more than 66⅔% of the Principal Amount), Sub-Clause 7.1(r) (solely with respect to any agreement, covenant or provision in the related Liquidation Co-ordination Agreement the amendment or modification of which requires the consent of Noteholders holding more than 66⅔% of the Principal Amount or that otherwise prohibits the Issuer from taking any action without the consent of Noteholders holding more than 66⅔% of the Principal Amount) or Sub-Clause 7.1(u) may be waived solely with the written consent of 100% of the Class A Noteholders, and in the case of Sub-Clause 7.1(u), such waiver shall also require the written consent of 100% of the Class B Noteholders and Class C Noteholders holding 66 2/3 in Class C Principal Amount.

(iii)	An Amortization Event with respect to the Issuer Notes described in Sub-Clauses 7.1(f) through (t) (excluding Sub-Clause 7.1(n)), Sub-Clause 7.1(v), Sub-Clause 7.1(x) or Sub-Clause 7.1(aa) through 7.1(dd), may be waived solely with the written consent of the Required Supermajority Noteholders, provided that:

(A)	in the case of Sub-Clauses 7.1(f), (g), (i), (j) and (k), to the extent such Amortization Event could reasonably be expected to materially prejudice the Noteholders of such Class, such waiver shall also require the written consent of 100% of the Class B Noteholders and/or, as the case may be, of the Class C Noteholders holding 66 2/3% of the Class C Principal Amount;

(B)	in the case of Sub-Clause 7.1(p), to the extent such Amortization Event relates to a matter which would, in the case of an amendment, waiver or modification, require the consent of the Class B Noteholders and/or the Class C Noteholders pursuant to Annex 2 of this Agreement, such waiver shall also require the written consent of 100% of the Class B Noteholders and/or, as the case may be, of the Class C Noteholders holding 66 2/3% of the Class C Principal Amount; and

(C)	in the case of Sub-Clause 7.1(x) to the extent such Amortization Event relates to any of the Liquidation Co-ordination Agreements, Master Leases, FCT Transfer and Servicing Agreement, Italian Fleet Servicing Agreement and Italian Master Servicing Agreement and could reasonably be expected to materially prejudice the Noteholders of such Class, such waiver shall also require the written consent of 100% of the Class B Noteholders and/or, as the case may be, the Class C Noteholders holding 66 2/3% of the Class C Principal Amount.

(iv)	An Amortization Event described in Sub-Clause 7.1(n) may be waived solely with the written consent of all Class A Noteholders and, to the extent such Amortization Event could reasonably be expected to materially prejudice the Noteholders of such Class, such waiver shall also require the written consent of 100% of the Class B Noteholders and/or, as the case may be, the Class C Noteholders holding 66 2/3% of the Class C Principal Amount.

(v)	[RESERVED].

(vi)	An Amortization Event with respect to the Issuer Notes described in Sub-Clauses 7.1(y) and 7.1(z) (and the consequences thereof) shall only be waived with the written consent of each Noteholder.

(vii)	If any existing Potential Amortization Event or Amortization Event (and, in any such case, any consequences thereof) is waived in accordance with this Agreement, then, subject to the terms of that waiver, such Potential Amortization Event shall cease to exist with respect to the Issuer Notes, and any Amortization Event arising therefrom shall be deemed to have been cured for every purpose of this Agreement and the Issuer Note Framework Agreement, but no such waiver shall extend to any subsequent or other Potential Amortization Event or Amortization Event or impair any right consequent thereon, and notwithstanding anything herein to the contrary and for the avoidance of doubt, an Amortization Event with respect to the Issuer Notes described in any of Sub-Clause 7.1 (i), (j), (k), or (n) above shall be curable at any time and, for the avoidance of doubt, a waiver of an Amortization Event under this Sub-Clause 7.2 shall result in an end to a Rapid Amortization Period that arose as a result of that Amortization Event.

(c)	After the occurrence and, where required, declaration, of an Amortization Event which is capable of being waived with the consent of only the Class A Noteholders or the Class B Noteholders (acting through any relevant majority or unanimity), and (i) if such Amortization Event has not been waived within 15 Business Days of such occurrence or, as the case may be, declaration; and; (ii) if a Rapid Amortization Period is continuing as a result of such Amortization Event, the Class C Noteholders shall (on 15 Business Days' notice (such notice being a "Purchase Option Notice")) have the right to purchase the outstanding Class A Notes and the outstanding Class B Notes in whole (but not in part) at, by reference to the day of settlement of such purchase, a price equal to:

(i)	their principal amount; plus

(ii)	any accrued interest and all other amounts accrued and due (and unpaid) thereon,

and the date of settlement of such purchase shall be postponed until (and be subject to) completion of know-your-customer requirements by each of the Class A Noteholders and Class B Noteholders.

Any Purchase Option Notice must be given within 90 days after the later of: (x) the commencement of the Rapid Amortization Period as a result of the relevant Amortization Event; and (y) if an Additional Pre-Liquidation Services Commencement Notice has been served on any one or more Liquidation Co-ordinators in connection with the relevant Amortization Event, the date on which an Updated Liquidation Plan has been received by each Class C Committed Note Purchaser from each such Liquidation Co-ordinator.

7.3	Rights of the Issuer Security Trustee upon Amortization Event or Certain Other Events of Default

(a)	General and FleetCo Related Documents. If any Amortization Event shall have occurred and be continuing, then the Issuer Security Trustee, at the written direction of the Required Noteholders only, subject to being indemnified and/or secured and/or prefunded to its satisfaction, shall exercise (and the Issuer agrees to exercise) from time to time any rights and remedies available to it on behalf of the Noteholders under applicable law or any FleetCo Related Documents, and all other rights, remedies, powers, privileges and claims of the Issuer relating to the FleetCo Collateral against any party to any FleetCo Related Documents, including the right or power to take any action to compel performance or observance by any Leasing Company and to give any consent, request, notice, direction, approval, extension or waiver in respect of the FleetCo Related Documents.

(b)	Liquidation Event. If any Liquidation Event shall have occurred and be continuing, then the Issuer Security Trustee may or, at the direction of the Required Noteholders only, shall, subject to being indemnified and/or secured and/or prefunded to its satisfaction, exercise from time to time any rights and remedies available to it as the result of such occurrence under the FleetCo Related Documents.

(c)	Failure of FleetCo Security Trustee, Leasing Companies or Lessees to Take Action. If, after the occurrence of any Liquidation Event the FleetCo Security Trustee or any Lessee fails to take action to accomplish any instructions given to it by the Issuer Security Trustee within five (5) Business Days of receipt thereof, then the Issuer Security Trustee may or, at the direction of the Required Noteholders only, shall, subject to being indemnified and/or secured and/or prefunded to its satisfaction, take such action or such other appropriate action on behalf of the FleetCo Security Trustee or such Lessee. In the event that the Issuer Security Trustee determines to take action pursuant to the immediately preceding sentence, the Issuer Security Trustee may institute legal proceedings for the appointment of a receiver or receivers to take possession of some or all of the Eligible Vehicles pending the sale thereof, and the Issuer Security Trustee may institute legal proceedings for the appointment of a receiver or receivers pursuant to the powers of sale granted by the FleetCo Security Documents.

(d)	For the avoidance of doubt, in taking any action under this Sub-Clause 7, subject to Sub-Clause 7.14 and 7.15 below, the Issuer Security Trustee shall only take instructions from the Required Noteholders.

(e)	Amortization Event

(i)	[Reserved]

(ii)	Any amounts relating to the Issuer Collateral or the Issuer Secured Obligations obtained by the Issuer Security Trustee on account of or as a result of the exercise by the Issuer Security Trustee of any rights or remedies specified in this Clause 7 (Amortization Events and Remedies) shall be held by the Issuer Security Trustee as additional collateral for the repayment of Issuer Secured Obligations and shall be applied as provided in Clause 5 (Priority of Payments).

7.4	Other Remedies

Subject to the terms and conditions of this Agreement, the Issuer Security Trust Deed and the Issuer Note Framework Agreement, if an Amortization Event occurs and is continuing, the Issuer Security Trustee may pursue any remedy available to it on behalf of the Noteholders under applicable law or in equity to collect the payment of principal of or interest on the Issuer Notes or to enforce the performance of any provision of such Issuer Notes, this Agreement or any other Issuer Related Document. All remedies are cumulative to the extent permitted by law.

7.5	Control by Required Noteholders

Subject to the provisions of Sub-Clauses 7.14 and 7.15 of this Agreement, the Required Noteholders may direct the time, method and place of conducting any proceeding for any remedy available to the Issuer Security Trustee on behalf of the Noteholders or exercising any trust or power conferred on the Issuer Security Trustee. Subject to the provisions of the Issuer Security Trust Deed, the Issuer Security Trustee may, however, refuse to follow any direction that conflicts with law, this Agreement or the Issuer Note Framework Agreement or that may involve the Issuer Security Trustee in personal liability.

7.6	Right of Holders to Bring Suit

Subject to the provisions of Clause 22 (No Recourse and Non-Petition) of the Issuer Security Trust Deed, the right of any Noteholder to bring suit for the enforcement of any payment of principal of or interest on any Note, in each case, on or after the respective due dates therefor expressed in such Note, is absolute and unconditional and shall not be impaired or affected without the consent of such Noteholder.

7.7	Collection Suit by the Issuer Security Trustee

If any Amortization Event arising from the failure to make a payment in respect of the Issuer Notes occurs and is continuing, the Issuer Security Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal and interest remaining unpaid on the Issuer Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Issuer Security Trustee, its agents and counsel.

7.8	The Issuer Security Trustee May File Proofs of Claim

The Issuer Security Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Issuer Security Trustee (including any claim for the properly incurred compensation, expenses, disbursements and advances of the Issuer Security Trustee, its agents and counsel) and the Noteholders relating to the Issuer Collateral or the Issuer Secured Obligations allowed in any judicial proceedings relative to the Issuer (or any other obligor under the Issuer Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Issuer Security Trustee and, in the event that the Issuer Security Trustee shall consent to the making of such payments directly to such Noteholders, to pay the Issuer Security Trustee any amount due to it for the properly incurred compensation, expenses, disbursements and advances of the Issuer Security Trustee, its agents and counsel. Nothing herein contained shall be deemed to authorize the Issuer Security Trustee to authorize or consent to or accept or adopt on behalf of any such Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Issuer Notes of any Noteholder or the rights of any such Noteholder thereof, or to authorize the Issuer Security Trustee to vote in respect of the claim of any such Noteholder in any such proceeding.

7.9	Priorities

If the Issuer Security Trustee collects any money pursuant to this Clause 7 (Amortization Events and Remedies), the Issuer Security Trustee shall pay out the money in accordance with the provisions of Clause 5 (Priority of Payments).

7.10	Rights and Remedies Cumulative

No right or remedy herein conferred upon or reserved to the Issuer Security Trustee or to the holders of Issuer Notes is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Agreement or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under this Agreement, or otherwise, shall not prevent the concurrent assertion or employment of any other valid right or remedy.

7.11	Delay or Omission Not Waiver

No delay or omission of the Issuer Security Trustee or of any Noteholder to exercise any right or remedy accruing upon any Amortization Event shall impair any such right or remedy or constitute a waiver of any such Amortization Event or acquiescence thereto (other than any such right or remedy that by its terms requires such Amortization Event to be continuing at the time of exercising such right or remedy). Every right and remedy given by this Clause 7 (Amortization Events and Remedies) or by law to the Issuer Security Trustee or to each Noteholder may be exercised from time to time, and as often as may be deemed expedient, by the Issuer Security Trustee or such Noteholder, as the case may be. For the avoidance of doubt, this Sub-Clause 7.11 (Delay or Omission Not Waiver) shall be subject to and qualified in its entirety by the provisions of Sub-Clause 11.10 (Amendments) and paragraph 2 (Amendments) of Annex 2 (Covenants).

7.12	Reassignment of Surplus

After termination of this Agreement and the payment in full of the Issuer Secured Obligations, any proceeds of the Issuer Collateral received or held by the Issuer Security Trustee shall be turned over to the Issuer and the Issuer Collateral shall be reassigned to the Issuer by the Issuer Security Trustee without recourse to the Issuer Security Trustee and without any representations, warranties or agreements of any kind.

7.13	Benefit of Waivers

In circumstances where:

(a)	a waiver is granted by the Class A Noteholders and/or the Class B Noteholders pursuant to Sub-Clause 7.2 above, where such waiver may be granted solely by a required majority (or unanimity) of Class A Noteholders and/or Class B Noteholders; or

(b)	a consent is granted by the Class A Noteholders and/or the Class B Noteholders to an amendment, waiver or modification to any provision of the Related Documents in circumstances where: (x) a Potential Amortization Event, Amortization Event or Level 1 Minimum Liquidity Test Breach is continuing at the time such consent is given; and (y) the consent of Class C Noteholders would not be required to effect such amendment, waiver or modification, to the extent that it is in either case agreed that the Class A Notes and/or the Class B Notes (as applicable) receive an increase in any amount that would be due to them under Clause 5 (Priority of Payments) (or an amount payable by an entity other than the Issuer or any of the FleetCos (a "Non-Structure Payment")) in return for granting such waiver, an equivalent benefit shall be given to the Class B Noteholders (where the waiver, consent or forbearance was granted by the Class A Noteholders) and the Class C Noteholders (in any case), but always, where such benefit is not a Non-Structure Payment, as to the ranking of such payments, subject to the provisions of Clause 5 (Priority of Payments).

For the avoidance of doubt, any such payment or other fee referred to in this Sub-Clause 7.13 shall, to the extent required to be made available to the Class C Noteholders and to the extent calculated by reference to the Class A Principal Amount or, as the case may be, the Class B Principal Amount, be calculated in a similar manner and payable pro rata by reference to the Class C Principal Amount as of that date.

7.14	Hertz Event of Bankruptcy, Hertz Senior Credit Facility Default and THC Guarantee and Indemnity

(a)	Promptly following the occurrence of an Event of Bankruptcy in respect of Hertz or a Hertz Senior Credit Facility Default, each Class of Noteholders (through the Administrative Agent) shall, for a period of 10 Business Days and prior to granting, or instructing (directly or indirectly) any other party to grant, any waiver or forbearance in respect of such Event of Bankruptcy or Hertz Senior Credit Facility Default under any Related Document, consult in good faith with each Class C Committed Note Purchaser.

(b)	Notwithstanding any provision to the contrary in the Issuer Security Trust Deed, if, within 5 Business Days of a failure by any party to perform a Guaranteed Payment Obligation (as defined in the THC Guarantee and Indemnity), each relevant Beneficiary (as defined in the THC Guarantee and Indemnity) has not taken the requisite steps required to provide notice to Hertz of the non-performance, or make any demand, under the THC Guarantee and Indemnity, and if such non-performance under the THC Guarantee and Indemnity results in an Amortization Event under Sub-Clause 7.1(a) and the Class C Notes are the Affected Class, Class C Noteholders holding 66 2/3% of the Class C Principal Amount may instruct the Issuer Security Trustee to (through the relevant chain of instructions under the Related Documents) procure that such notice is given and/or such demand is made.

7.15	Instructions to Issuer Security Trustee

In circumstances where:

(a)	an Amortization Event has occurred and is continuing with respect to Sub-Clause 7.1(a) or 7.1(c) of this Agreement and the Class C Notes are the Affected Class; or

(b)	a Level 2 Minimum Liquidity Test Breach has occurred and is continuing,

the Class A Noteholders, or (to the extent there are no longer Class A Notes outstanding), the Class B Noteholders, agree that, except where they reasonably consider that such instruction is necessary to preserve the value of the Issuer Security or the FleetCo Security for the benefit of all Classes of Noteholders, they shall not (through the relevant chain of instructions under the Related Documents) instruct the Issuer Security Trustee or any FleetCo Security Trustee to enforce any of Issuer Security or the FleetCo Security without having first consulted with the Class C Noteholders in good faith for a period of no less than 10 Business Days prior to giving any such instruction, provided that (i) any views expressed by the Class C Noteholders shall not prevent the Required Noteholders from taking any enforcement actions once they have consulted with the Class C Noteholders even if such views are inconsistent with the course of action taken by the Required Noteholders; and (ii) it is otherwise acknowledged and agreed, for the avoidance of doubt, that (x) the Issuer Security and the FleetCo Security shall only be enforceable on the instructions of the Required Noteholders and (y) the consultation period referred to above shall not be required to extend beyond a period of 10 Business Days.

8	[RESERVED]

9	TRANSFERS, REPLACEMENTS AND ASSIGNMENTS

9.1	Transfer of Issuer Notes

(a)	Other than in accordance with this Clause 9, the Issuer Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Noteholders.

(b)	Subject to the terms and restrictions set forth in the Issuer Note Framework Agreement and this Agreement (including, without limitation, Clause 9.3), the holder of any Class A Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, under a written instrument of transfer in form satisfactory to the Issuer and the Registrar and accompanied by a certificate substantially in the form of Exhibit E-1 hereto; provided that, if the holder of any Class A Note transfers, in whole or in part, its interest in any Class A Note pursuant to (i) a Class A Assignment and Assumption Agreement substantially in the form of Exhibit G-1 hereto or (ii) a Class A Investor Group Supplement substantially in the form of Exhibit H-1 hereto, then such Noteholder will not be required to submit a certificate substantially in the form of Exhibit E-1 hereto upon transfer of its interest in such Class A Note; provided further that, notwithstanding anything to the contrary contained in this Agreement, no Class A Note shall be transferrable to any person that is a Restricted Lender without the prior written consent of the Issuer, such consent not to be unreasonably withheld. If the Issuer fails to respond to such consent request within 3 Business Days of receipt of such request, the Issuer shall be deemed to have consented to such transfer to such Restricted Lender.

(c)	Subject to the terms and restrictions set forth in the Issuer Note Framework Agreement and this Agreement (including, without limitation, Clause 9.3), the holder of any Class B Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, under a written instrument of transfer in form satisfactory to the Issuer and the Registrar and accompanied by a certificate substantially in the form of Exhibit E-2 hereto; provided that, if the holder of any Class B Note transfers, in whole or in part, its interest in any Class B Note pursuant to (i) a Class B Assignment and Assumption Agreement substantially in the form of Exhibit G-2 hereto or (ii) a Class B Investor Group Supplement substantially in the form of Exhibit H-2 hereto, then such Noteholder will not be required to submit a certificate substantially in the form of Exhibit E-2 hereto upon transfer of its interest in such Class B Note; provided further that, notwithstanding anything to the contrary contained in this Agreement, no Class B Note shall be transferrable to any person that is a Restricted Lender without the prior written consent of the Issuer, such consent not to be unreasonably withheld. If the Issuer fails to respond to such consent request within 3 Business Days of receipt of such request, the Issuer shall be deemed to have consented to such transfer to such Restricted Lender.

(d)	Subject to the terms and restrictions set forth in the Issuer Note Framework Agreement and this Agreement (including, without limitation, Clause 9.3), the holder of any Class C Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, under a written instrument of transfer in form satisfactory to the Issuer and the Registrar and accompanied by a certificate substantially in the form of Exhibit E-3 hereto; provided that, if the holder of any Class C Note transfers, in whole or in part, its interest in any Class C Note pursuant to a Class C Assignment and Assumption Agreement substantially in the form of Exhibit G-3 hereto, then such Noteholder will not be required to submit a certificate substantially in the form of Exhibit E-3 hereto upon transfer of its interest in such Class C Note; provided further that, notwithstanding anything to the contrary contained in this Agreement, no Class C Note shall be transferrable to any person that is a Restricted Lender without the prior written consent of the Issuer, such consent not to be unreasonably withheld. If the Issuer fails to respond to such consent request within 3 Business Days of receipt of such request, the Issuer shall be deemed to have consented to such transfer to such Restricted Lender.

(e)	Any transfer of an Issuer Note must be in compliance with the selling restrictions set out in Annex 4 (Selling Restrictions).

(f)	In relation to paragraph (b) of the definition of Restricted Lender, the following process will apply in relation to the Administration Agent acting on the instructions of all Noteholders for the purposes of responding to Hertz within 20 Business Days of receipt of a Restricted Lender Notice:

(i)	each Funding Agent, Committed Note Purchaser or Conduit Investor shall, no later than 10 Business Days following receipt of such Restricted Lender Notice, confirm to the Administrative Agent whether it (i) accepts that the Person identified in the Restricted Lender Notice shall be a Restricted Lender or (ii) rejects the assertion (acting reasonably) that the Person identified in any Restricted Lender Notice is a competitor of Hertz or any of its Subsidiaries. Where such Funding Agent, Committed Note Purchaser or Conduit Investor rejects the assertion, it must set out the reasons for objection in such confirmation;

(ii)	to the extent that any Funding Agent, Committed Note Purchaser or Conduit Investor does not respond to the Administrative Agent within 10 Business Days of receipt of such notice, such Funding Agent, Committed Note Purchaser or Conduit Investor shall be deemed to instruct the Administrative Agent to confirm that the Person identified in the Restricted Lender Notice shall be a Restricted Lender;

(iii)	no later than 15 Business Days following receipt of the Restricted Lender Notice, the Administrative Agent shall inform each Funding Agent, each Committed Note Purchaser and each Conduit Investor, as to whether (based on the responses or (if applicable) deemed instructions received from all Noteholders) it intends to (i) confirm that the Person identified in the Restricted Lender Notice shall be a Restricted Lender or (ii) reject the assertion that the Person identified in any Restricted Lender Notice is a competitor of Hertz or any of its Subsidiaries. Where there is not unanimous instruction to the Administrative Agent on such matter, the Administrative Agent shall use reasonable endeavors to seek to establish a unanimous agreement;

(iv)	to the extent that all Funding Agent, Committed Note Purchaser and Conduit Investor are unable to reach unanimous agreement as to whether the Person identified in any Restricted Lender Notice is a competitor of Hertz or any of its Subsidiaries, then the Administrative Agent shall provide notice to the Issuer and Issuer Administrator, on or prior to the date that is 20 Business Days after the receipt of such Restricted Lender Notice, that it either accepts or rejects the assertion that the Person identified in any Restricted Lender Notice is a competitor of Hertz or any of its Subsidiaries, on the basis of the feedback received from the Required Noteholders.

9.2	Replacement of Investor Group

(a)	Replacement of Class A Investor Group

(i)	Notwithstanding anything to the contrary contained herein or in any other Related Document, in the event that:

(A)	any Class A Affected Person shall request reimbursement for amounts owing pursuant to any Specified Cost Section,

(B)	a Class A Committed Note Purchaser shall become a Class A Defaulting Committed Note Purchaser, and such Class A Defaulting Committed Note Purchaser shall fail to pay any amounts in accordance with Sub-Clause 2.2(a)(vii) (Class A Funding Defaults) within five (5) Business days after demand from the applicable Class A Funding Agent,

(C)	any Class A Committed Note Purchaser or Class A Conduit Investor shall (x) become a Non-Extending Purchaser or (y) deliver a Class A Delayed Funding Notice or a Class A Second Delayed Funding Notice,

(D)	as of any date of determination (A) the rolling average Class A CP Rate applicable to the Class A CP Tranche attributable to any Class A Conduit Investor for any three (3) month period is equal to or greater than the greater of (I) the Class A CP Rate applicable to such Class A CP Tranche attributable to such Class A Conduit Investor at the start of such period plus 0.50% and (II) the product of (x) the Class A CP Rate applicable to such Class A CP Tranche attributable to such Class A Conduit Investor at the start of such period and (y) 125%, (B) any portion of the Class A Investor Group Principal Amount with respect to such Class A Conduit Investor is being continued or maintained as a Class A CP Tranche as of such date and (C) the circumstance described in paragraph (A) does not apply to more than two Class A Conduit Investors as of such date, or

(E)	any Class A Committed Note Purchaser or Class A Conduit Investor fails to give its consent to any amendment, modification, termination or waiver of any Issuer Related Document (a “Class A Action”), by the date specified by the Issuer, for which (A) at least half of the percentage of the Class A Committed Note Purchasers and the Class A Conduit Investors required for such Class A Action have consented to such Class A Action, and (B) the percentage of the Class A Committed Note Purchasers and the Class A Conduit Investors required for such Class A Action have not consented to such Class A Action or provided written notice that they intend to consent (each, a “Class A Non-Consenting Purchaser”, and each such Class A Committed Note Purchaser or Class A Conduit Investor described in Sub-Clauses (A) through (E) of this Clause 9.2, a “Class A Potential Terminated Purchaser”),

the Issuer shall be permitted, upon no less than seven (7) days’ notice (the “Class A Purchaser Termination Notice”) to the Administrative Agent, each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class A Funding Agent related to each Class A Conduit Investor and Class A Committed Note Purchaser including the Class A Potential Terminated Purchaser, to (x)(1) elect to terminate the Class A Commitment, if any, of such Class A Potential Terminated Purchaser on the date specified in such Class A Purchaser Termination Notice, and (2) prepay on the date of such termination such Class A Potential Terminated Purchaser’s portion of the Class A Investor Group Principal Amount for such Class A Potential Terminated Purchaser’s Class A Investor Group and all accrued and unpaid interest thereon, if any, or (y) elect to cause such Class A Potential Terminated Purchaser to (and the Class A Potential Terminated Purchaser must (subject to it completing its know-your-customer requirements prior to such assignment)) assign its Class A Commitment to a replacement purchaser who may be an existing Class A Conduit Investor, Class A Committed Note Purchaser, Class A Program Support Provider or other Class A Noteholder (each, a “Class A Replacement Purchaser” and, any such Class A Potential Terminated Purchaser with respect to which the Issuer has made any such election, a “Class A Terminated Purchaser”). In the case of a Class A Purchaser Termination Notice delivered in connection with any Class A Potential Terminated Purchaser who is a Class A Non-Consenting Purchaser pursuant to Sub-Clause 9.2(a)(i)(E), such Class A Purchaser Termination Notice shall specify each Class A Committed Note Purchaser and Class A Conduit Investor that is a Class A Potential Terminated Purchaser and shall provide that any Class A Committed Note Purchaser or Class A Conduit Investor that is not a Class A Potential Terminated Purchaser may notify the Issuer of its election to become a Class A Non-Consenting Purchaser and additional Class A Potential Terminated Purchaser (each, a “Revoking Lender”). The Issuer shall be permitted to make any election specified in clauses (x) or (y) of this final paragraph of Sub-Clause 9.2(a)(i) with respect to each Revoking Lender, upon which election by the Issuer each such Revoking Lender shall become an additional Class A Terminated Purchaser on the date specified in the Class A Purchaser Termination Notice delivered with respect to each Class A Potential Terminated Purchaser pursuant to the immediately preceding sentence. No Class A Purchaser Termination Notice shall be required to be delivered with respect to a Revoking Lender who becomes a Class A Potential Terminated Purchaser.

(ii)	The Issuer shall not make an election described in Sub-Clause 9.2(a) unless (i) no Amortization Event or Potential Amortization Event with respect to Class A Notes shall have occurred and be continuing at the time of such election (unless such Amortization Event or Potential Amortization Event would no longer be continuing after giving effect to such election), (ii) in respect of an election described in clause (y) of the final paragraph of Sub-Clause 9.2(a)(i) only, on or prior to the effectiveness of the applicable assignment, the Class A Terminated Purchaser shall have been paid its portion of the Class A Investor Group Principal Amount for such Class A Terminated Purchaser’s Class A Investor Group and all accrued and unpaid interest thereon, if any, by or on behalf of the Issuer or the related Class A Replacement Purchaser, (iii) in the event that the Class A Terminated Purchaser is a Non-Extending Purchaser, the Class A Replacement Purchaser, if any, shall have agreed to the applicable extension of the Commitment Termination Date and (iv) in the event that the Class A Terminated Purchaser is a Class A Non-Consenting Purchaser, the Class A Replacement Purchaser, if any, shall have consented to the applicable amendment, modification, termination or waiver. Each Class A Terminated Purchaser hereby agrees to take all actions reasonably necessary, at the expense of the Issuer, to permit a Class A Replacement Purchaser to succeed to its rights and obligations hereunder. Notwithstanding the foregoing, the consent of each then-current member of an existing Class A Investor Group (other than any Class A Terminated Purchaser in such Class A Investor Group) shall be required in order for a Class A Replacement Purchaser to join any such Class A Investor Group. Upon the effectiveness of any such assignment to a Class A Replacement Purchaser, (i) such Class A Replacement Purchaser shall become a “Class A Committed Note Purchaser” or “Class A Conduit Investor”, as applicable, hereunder for all purposes of this Agreement and the other Issuer Related Documents, (ii) such Class A Replacement Purchaser shall have a Class A Commitment and a Class A Committed Note Purchaser Percentage in an amount not less than the Class A Terminated Purchaser’s Commitment and Class A Committed Note Purchaser Percentage assumed by it, (iii) the Class A Commitment of the Class A Terminated Purchaser shall be terminated in all respects and the Class A Committed Note Purchaser Percentage of such Class A Terminated Purchaser shall become zero and (iv) the Administrative Agent shall revise Schedule 2 hereto to reflect the foregoing paragraphs (i) through (iii).

(b)	Replacement of Class B Investor Group

(i)	Notwithstanding anything to the contrary contained herein or in any other Related Document, in the event that:

(A)	any Class B Affected Person shall request reimbursement for amounts owing pursuant to any Specified Cost Section,

(B)	a Class B Committed Note Purchaser shall become a Class B Defaulting Committed Note Purchaser, and such Class B Defaulting Committed Note Purchaser shall fail to pay any amounts in accordance with Sub-Clause 2.2(a)(vii) (Class B Funding Defaults) within five (5) Business days after demand from the applicable Class B Funding Agent,

(C)	any Class B Committed Note Purchaser or Class B Conduit Investor shall (x) become a Non-Extending Purchaser or (y) deliver a Class B Delayed Funding Notice or a Class B Second Delayed Funding Notice,

(D)	as of any date of determination (A) the rolling average Class B CP Rate applicable to the Class B CP Tranche attributable to any Class B Conduit Investor for any three (3) month period is equal to or greater than the greater of (I) the Class B CP Rate applicable to such Class B CP Tranche attributable to such Class B Conduit Investor at the start of such period plus 0.50% and (II) the product of (x) the Class B CP Rate applicable to such Class B CP Tranche attributable to such Class B Conduit Investor at the start of such period and (y) 125%, (B) any portion of the Class B Investor Group Principal Amount with respect to such Class B Conduit Investor is being continued or maintained as a Class B CP Tranche as of such date and (C) the circumstance described in paragraph (A) does not apply to more than two Class B Conduit Investors as of such date, or

(E)	any Class B Committed Note Purchaser or Class B Conduit Investor fails to give its consent to any amendment, modification, termination or waiver of any Issuer Related Document (a “Class B Action”), by the date specified by the Issuer, for which (A) at least half of the percentage of the Class B Committed Note Purchasers and the Class B Conduit Investors required for such Class B Action have consented to such Class B Action, and (B) the percentage of the Class B Committed Note Purchasers and the Class B Conduit Investors required for such Class B Action have not consented to such Class B Action or provided written notice that they intend to consent (each, a “Class B Non-Consenting Purchaser”, and each such Class B Committed Note Purchaser or Class B Conduit Investor described in Sub-Clauses (A) through (E) of this Clause 9.2, a “Class B Potential Terminated Purchaser”),

the Issuer shall be permitted, upon no less than seven (7) days’ notice to the Administrative Agent, a Class B Potential Terminated Purchaser and its related Class B Funding Agent, to (x)(1) elect to terminate the Class B Commitment, if any, of such Class B Potential Terminated Purchaser on the date specified in such termination notice, and (2) prepay, provided that no Rapid Amortization Period is continuing and such prepayment would not cause an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency to occur and no such event is continuing, on the date of such termination such Class B Potential Terminated Purchaser’s portion of the Class B Investor Group Principal Amount for such Class B Potential Terminated Purchaser’s Class B Investor Group and all accrued and unpaid interest thereon, if any, or (y) elect to cause such Class B Potential Terminated Purchaser to (and the Class B Potential Terminated Purchaser must) assign its Class B Commitment to a replacement purchaser who may be an existing Class B Conduit Investor, Committed Note Purchaser, Class B Program Support Provider or other Class B Noteholder (each, a “Class B Replacement Purchaser” and, any such Class B Potential Terminated Purchaser with respect to which the Issuer has made any such election, a “Class B Terminated Purchaser”).

(ii)	The Issuer shall not make an election described in Sub-Clause 9.2(a) unless (i) no Amortization Event or Potential Amortization Event shall have occurred and be continuing at the time of such election (unless such Amortization Event or Potential Amortization Event would no longer be continuing after giving effect to such election), (ii) in respect of an election described in clause (y) of the final paragraph of Sub-Clause 9.2(a)(i) only, on or prior to the effectiveness of the applicable assignment, the Class B Terminated Purchaser shall have been paid its portion of the Class B Investor Group Principal Amount for such Class B Terminated Purchaser’s Class B Investor Group and all accrued and unpaid interest thereon, if any, by or on behalf of the Issuer or the related Class B Replacement Purchaser, (iii) in the event that the Class B Terminated Purchaser is a Non-Extending Purchaser, the Class B Replacement Purchaser, if any, shall have agreed to the applicable extension of the relevant Commitment Termination Date related to Class B Notes and (iv) in the event that the Class B Terminated Purchaser is a Class B Non-Consenting Purchaser, the Class B Replacement Purchaser, if any, shall have consented to the applicable amendment, modification, termination or waiver. Each Class B Terminated Purchaser hereby agrees to take all actions reasonably necessary, at the expense of the Issuer, to permit a Class B Replacement Purchaser to succeed to its rights and obligations hereunder. Notwithstanding the foregoing, the consent of each then-current member of an existing Class B Investor Group (other than any Class B Terminated Purchaser in such Class B Investor Group) shall be required in order for a Class B Replacement Purchaser to join any such Class B Investor Group. Upon the effectiveness of any such assignment to a Class B Replacement Purchaser, (i) such Class B Replacement Purchaser shall become a “Class B Committed Note Purchaser” or “Class B Conduit Investor”, as applicable, hereunder for all purposes of this Agreement and the other Issuer Related Documents, (ii) such Class B Replacement Purchaser shall have a Class B Commitment and a Class B Committed Note Purchaser Percentage in an amount not less than the Class B Terminated Purchaser’s Commitment and Class B Committed Note Purchaser Percentage assumed by it, (iii) the Class B Commitment of the Class B Terminated Purchaser shall be terminated in all respects and the Class B Committed Note Purchaser Percentage of such Class B Terminated Purchaser shall become zero and (iv) the Administrative Agent shall revise Schedule 2 hereto to reflect the foregoing paragraphs (i) through (iii).

(c)	Replacement of Class C Investor Group

(i)	Notwithstanding anything to the contrary contained herein or in any other Related Document, in the event that:

(A)	any Class C Affected Person shall request reimbursement for amounts owing pursuant to any Specified Cost Section,

(B)	any Class C Committed Note Purchaser shall become a Non-Extending Purchaser,

(C)	any Class C Committed Note Purchaser fails to give its consent to any amendment, modification, termination or waiver of any Issuer Related Document (a “Class C Action”), by the date specified by the Issuer, for which (A) at least half of the percentage of the Class C Committed Note Purchasers required for such Class C Action have consented to such Class C Action, and (B) the percentage of the Class C Committed Note Purchasers required for such Class C Action have not consented to such Class C Action or provided written notice that they intend to consent (each, a “Class C Non-Consenting Purchaser”, and each such Class C Committed Note Purchaser described in Sub-Clauses (A) through (E) of this Clause 9.2, a “Class C Potential Terminated Purchaser”),

the Issuer shall be permitted, upon no less than seven (7) days’ notice to the Administrative Agent, a Class C Potential Terminated Purchaser and its related Class C Funding Agent, to (x)(1) elect to terminate the Class C Commitment, if any, of such Class C Potential Terminated Purchaser on the date specified in such termination notice, and (2) prepay, provided that no Rapid Amortization Period is continuing and such prepayment would not cause an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency to occur and no such event is continuing, on the date of such termination such Class C Potential Terminated Purchaser’s portion of the Class C Investor Group Principal Amount for such Class C Potential Terminated Purchaser’s Class C Investor Group and all accrued and unpaid interest thereon, if any, or (y) elect to cause such Class C Potential Terminated Purchaser to (and the Class C Potential Terminated Purchaser must) assign its Class C Commitment to a replacement purchaser who may be an existing Committed Note Purchaser or other Class C Noteholder (each, a “Class C Replacement Purchaser” and, any such Class C Potential Terminated Purchaser with respect to which the Issuer has made any such election, a “Class C Terminated Purchaser”).

(ii)	The Issuer shall not make an election described in Sub-Clause 9.2(a) unless (i) no Amortization Event or Potential Amortization Event shall have occurred and be continuing at the time of such election (unless such Amortization Event or Potential Amortization Event would no longer be continuing after giving effect to such election), (ii) in respect of an election described in clause (y) of the final paragraph of Sub-Clause 9.2(a)(i) only, on or prior to the effectiveness of the applicable assignment, the Class C Terminated Purchaser shall have been paid its portion of the Class C Investor Group Principal Amount for such Class C Terminated Purchaser’s Class C Investor Group and all accrued and unpaid interest thereon, if any, by or on behalf of the Issuer or the related Class C Replacement Purchaser, (iii) in the event that the Class C Terminated Purchaser is a Non-Extending Purchaser, the Class C Replacement Purchaser, if any, shall have agreed to the applicable extension of the relevant Commitment Termination Date related to Class C Notes and (iv) in the event that the Class C Terminated Purchaser is a Class C Non-Consenting Purchaser, the Class C Replacement Purchaser, if any, shall have consented to the applicable amendment, modification, termination or waiver. Each Class C Terminated Purchaser hereby agrees to take all actions reasonably necessary, at the expense of the Issuer, to permit a Class C Replacement Purchaser to succeed to its rights and obligations hereunder. Notwithstanding the foregoing, the consent of each then-current member of an existing Class C Investor Group (other than any Class C Terminated Purchaser in such Class C Investor Group) shall be required in order for a Class C Replacement Purchaser to join any such Class C Investor Group. Upon the effectiveness of any such assignment to a Class C Replacement Purchaser, (i) such Class C Replacement Purchaser shall become a “Class C Committed Note Purchaser”, hereunder for all purposes of this Agreement and the other Issuer Related Documents, (ii) such Class C Replacement Purchaser shall have a Class C Commitment and a Class C Committed Note Purchaser Percentage in an amount not less than the Class C Terminated Purchaser’s Commitment and Class C Committed Note Purchaser Percentage assumed by it, (iii) the Class C Commitment of the Class C Terminated Purchaser shall be terminated in all respects and the Class C Committed Note Purchaser Percentage of such Class C Terminated Purchaser shall become zero and (iv) the Administrative Agent shall revise Schedule 2 hereto to reflect the foregoing paragraphs (i) through (iii).

9.3	Assignments

(a)	Class A Assignments

(i)	Any Class A Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Agreement and the Class A Notes and/or the Class A Investor Group Maximum Principal Amount, to any person without the consent of the Issuer, (a “Class A Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit G-1 (the “Class A Assignment and Assumption Agreement”), executed by such Class A Acquiring Committed Note Purchaser, such assigning Class A Committed Note Purchaser, the Class A Funding Agent with respect to such Class A Committed Note Purchaser and the Issuer and delivered to the Administrative Agent; provided that no such transfer or assignment may be made to any person that is a Restricted Lender without the prior written consent of the Issuer, such consent not to be unreasonably withheld. If the Issuer fails to respond to such consent request within 3 Business Days of receipt of such request, the Issuer shall be deemed to have consented to such transfer to such Restricted Lender. An assignment by a Class A Committed Note Purchaser that is part of a Class A Investor Group that includes a Class A Conduit Investor to a Class A Investor Group that does not include a Class A Conduit Investor may be made pursuant to this Sub-Clause 9.3(a); provided that, immediately prior to such assignment each Class A Conduit Investor that is part of the assigning Class A Investor Group shall be deemed to have assigned all of its rights and obligations in the Class A Notes (and its rights and obligations hereunder and under each other Issuer Related Document) in respect of such assigned interest to its related Class A Committed Note Purchaser pursuant to Sub-Clause 9.3(a)(vii). Notwithstanding anything to the contrary herein, any assignment by a Class A Committed Note Purchaser to a different Class A Investor Group that includes a Class A Conduit Investor shall be made pursuant to Sub-Clause 9.3(a)(iii), and not this Sub-Clause 9.3(a).

(ii)	Without limiting Sub-Clause 9.3(a), each Class A Conduit Investor may assign all or a portion of the Class A Investor Group Principal Amount with respect to such Class A Conduit Investor and its rights and obligations under this Agreement and each other Issuer Related Document to which it is a party (or otherwise to which it has rights) to a Class A Conduit Assignee with respect to such Class A Conduit Investor without the prior written consent of the Issuer. Upon such assignment by a Class A Conduit Investor to a Class A Conduit Assignee:

(A)	such Class A Conduit Assignee shall be the owner of the Class A Investor Group Principal Amount or such portion thereof with respect to such Class A Conduit Investor;

(B)	the related administrative or managing agent for such Class A Conduit Assignee will act as the Class A Funding Agent for such Class A Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Class A Funding Agent hereunder or under each other Issuer Related Document;

(C)	such Class A Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Class A Commercial Paper and/or the Class A Notes, shall have the benefit of all the rights and protections provided to such Class A Conduit Investor herein and in each other Issuer Related Document (including any limitation on recourse against such Class A Conduit Assignee as provided in this paragraph);

(D)	such Class A Conduit Assignee shall assume all of such Class A Conduit Investor’s obligations, if any, hereunder and under each other Issuer Related Document with respect to such portion of the Class A Investor Group Principal Amount and such Class A Conduit Investor shall be released from such obligations;

(E)	all distributions in respect of the Class A Investor Group Principal Amount or such portion thereof with respect to such Class A Conduit Investor shall be made to the applicable Class A Funding Agent on behalf of such Class A Conduit Assignee;

(F)	the definition of the term “Class A CP Rate” with respect to the portion of the Class A Investor Group Principal Amount with respect to such Class A Conduit Investor, as applicable funded with commercial paper issued by such Class A Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “Class A CP Rate” applicable to such Class A Conduit Assignee on the basis of the interest rate or discount applicable to commercial paper issued by such Class A Conduit Assignee (rather than any other Class A Conduit Investor);

(G)	the defined terms and other terms and provisions of this Agreement and each other Issuer Related Documents shall be interpreted in accordance with the foregoing; and

(H)	if reasonably requested by the Class A Funding Agent with respect to such Class A Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Class A Funding Agent may reasonably request to evidence and give effect to the foregoing.

No assignment by any Class A Conduit Investor to a Class A Conduit Assignee of all or any portion of the Class A Investor Group Principal Amount with respect to such Class A Conduit Investor shall in any way diminish the obligation of the Class A Committed Note Purchasers in the same Class A Investor Group as such Class A Conduit Investor under Clause 2.2 to fund any Class A Advance not funded by such Class A Conduit Investor or such Class A Conduit Assignee.

(iii)	Any Class A Conduit Investor and the Class A Committed Note Purchaser with respect to such Class A Conduit Investor (or, with respect to any Class A Investor Group without a Class A Conduit Investor, the related Class A Committed Note Purchaser) at any time may sell all or any part of their respective (or, with respect to a Class A Investor Group without a Class A Conduit Investor, its) rights and obligations under this Agreement and the Class A Notes and/or the Class A Investor Group Maximum Principal Amount, to any Class A Investor Group without the prior written consent of the Issuer, to a Class A Investor Group with respect to which each acquiring Class A Conduit Investor is a multi-seller commercial paper conduit, whose commercial paper has ratings of at least “A-2” from S&P and “P2” from Moody’s and that includes one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Class A Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit H (the “Class A Investor Group Supplement”), executed by such Class A Acquiring Investor Group, the Class A Funding Agent with respect to such Class A Acquiring Investor Group (including each Class A Conduit Investor (if any) and the Class A Committed Note Purchasers with respect to such Class A Investor Group), such assigning Class A Conduit Investor and the Class A Committed Note Purchasers with respect to such Class A Conduit Investor, the Class A Funding Agent with respect to such assigning Class A Conduit Investor and Class A Committed Note Purchasers and the Issuer and delivered to the Administrative Agent; provided that no such transfer or assignment may be made to any person that is a Restricted Lender without the prior written consent of the Issuer, such consent not to be unreasonably withheld. If the Issuer fails to respond to such consent request within 3 Business Days of receipt of such request, the Issuer shall be deemed to have consented to such transfer to such Restricted Lender.

(iv)	Any Class A Committed Note Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Class A Participants”) participations in its Class A Committed Note Purchaser Percentage of the Class A Maximum Investor Group Principal Amount with respect to it and the other Class A Committed Note Purchasers included in the related Class A Investor Group, its Class A Note and its rights hereunder (or, in each case, a portion thereof) pursuant to documentation in form and substance satisfactory to such Class A Committed Note Purchaser and the Class A Participant; provided, however, that (i) in the event of any such sale by a Class A Committed Note Purchaser to a Class A Participant, (A) such Class A Committed Note Purchaser’s obligations under this Agreement shall remain unchanged, (B) such Class A Committed Note Purchaser shall remain solely responsible for the performance thereof and (C) the Issuer and the Administrative Agent shall continue to deal solely and directly with such Class A Committed Note Purchaser in connection with its rights and obligations under this Agreement, (ii) no Class A Committed Note Purchaser shall sell any participating interest under which the Class A Participant shall have any right to approve, veto, consent, waive or otherwise influence any approval, consent or waiver of such Class A Committed Note Purchaser with respect to any amendment, consent or waiver with respect to this Agreement or any other Issuer Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Class A Committed Note Purchasers hereunder, and (iii) no Class A Committed Note Purchaser shall sell any participating interest to any Restricted Lender. A Class A Participant shall have the right to receive reimbursement for amounts due pursuant to each Specified Cost Section but only to the extent that the related selling Class A Committed Note Purchaser would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Sub-Clause 3.8, only to the extent such Class A Participant shall have complied with the provisions of Sub-Clause 3.8 as if such Class A Participant were a Class A Committed Note Purchaser. Each such Class A Participant shall be deemed to have agreed to the provisions set forth in Sub-Clause 3.10 as if such Class A Participant were a Class A Committed Note Purchaser.

(v)	The Issuer authorizes each Class A Committed Note Purchaser to disclose to any Class A Participant or Class A Acquiring Committed Note Purchaser (each, a “Class A Transferee”) and any prospective Class A Transferee any and all financial information in such Class A Committed Note Purchaser’s possession concerning the Issuer, the Issuer Collateral, the Issuer Administrator and the Issuer Related Documents that has been delivered to such Class A Committed Note Purchaser by the Issuer in connection with such Class A Committed Note Purchaser’s credit evaluation of the Issuer, the Issuer Collateral and the Issuer Administrator. For the avoidance of doubt, no Class A Committed Note Purchaser may disclose any of the foregoing information to any Class A Transferee who is a Restricted Lender without the prior written consent of the Issuer, such consent not to be unreasonably withheld. If the Issuer fails to respond to such consent request within 3 Business Days of receipt of such request, the Issuer shall be deemed to have consented to such transfer to such Restricted Lender.

(vi)	Notwithstanding any other provision set forth in this Agreement, each Class A Conduit Investor or, if there is no Class A Conduit Investor with respect to any Class A Investor Group, the Class A Committed Note Purchaser with respect to such Class A Investor Group may at any time grant to one or more Class A Program Support Providers (or, in the case of a Class A Conduit Investor, to its related Class A Committed Note Purchaser) a participating interest in, security interest or lien on, or otherwise transfer and assign to one or more Class A Program Support Providers (or, in the case of a Class A Conduit Investor, to its related Class A Committed Note Purchaser), such Class A Conduit Investor’s or, if there is no Class A Conduit Investor with respect to any Class A Investor Group, the related Class A Committed Note Purchaser’s interests in the Class A Advances made hereunder and such Class A Program Support Provider (or such Class A Committed Note Purchaser, as the case may be), with respect to its participating or assigned interest, shall be entitled to the benefits granted to such Class A Conduit Investor or Class A Committed Note Purchaser, as applicable, under this Agreement.

(vii)	Notwithstanding any other provision set forth in this Agreement, each Class A Conduit Investor may at any time, without the consent of the Issuer, transfer and assign all or a portion of its rights and obligations in the Issuer Notes (and its rights and obligations hereunder and under other Issuer Related Documents) to its related Class A Committed Note Purchaser or Class A Funding Agent pursuant to an assignment and assumption agreement, substantially in the form of Exhibit G-1, executed by such Class A Conduit Investor, its related Class A Committed Note Purchaser (as applicable), the Class A Funding Agent with respect to such Class A Conduit Investor or Class A Committed Note Purchaser (as applicable) and the Issuer and delivered to the Administrative Agent.

(b)	Class B Assignments

(i)	Any Class B Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Agreement and the Class B Notes, with the prior written consent of the Issuer, which consent shall not be unreasonably withheld, to one or more financial institutions (a “Class B Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit G-2 (the “Class B Assignment and Assumption Agreement”), executed by such Class B Acquiring Committed Note Purchaser, such assigning Class B Committed Note Purchaser, the Class B Funding Agent with respect to such Class B Committed Note Purchaser and the Issuer and delivered to the Administrative Agent; provided that, the consent of the Issuer to any such assignment shall not be required (i) after the occurrence and during the continuance of an Amortization Event with respect to the Class B Notes or (ii) if such Class B Acquiring Committed Note Purchaser is an Affiliate of such assigning Class B Committed Note Purchaser; provided further, that the Issuer may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to a potential Class B Acquiring Committed Note Purchaser that is a Disqualified Party. An assignment by a Class B Committed Note Purchaser that is part of a Class B Investor Group that includes a Class B Conduit Investor to a Class B Investor Group that does not include a Class B Conduit Investor may be made pursuant to this Sub-Clause 9.3(a); provided that, immediately prior to such assignment each Class B Conduit Investor that is part of the assigning Class B Investor Group shall be deemed to have assigned all of its rights and obligations in the Class B Notes (and its rights and obligations hereunder and under each other Issuer Related Document) in respect of such assigned interest to its related Class B Committed Note Purchaser pursuant to Sub-Clause 9.3(a)(vii). Notwithstanding anything to the contrary herein, any assignment by a Class B Committed Note Purchaser to a different Class B Investor Group that includes a Class B Conduit Investor shall be made pursuant to Sub-Clause 9.3(a)(iii), and not this Sub-Clause 9.3(a).

(ii)	Without limiting Sub-Clause 9.3(a), each Class B Conduit Investor may assign all or a portion of the Class B Investor Group Principal Amount with respect to such Class B Conduit Investor and its rights and obligations under this Agreement and each other Issuer Related Document to which it is a party (or otherwise to which it has rights) to a Class B Conduit Assignee with respect to such Class B Conduit Investor without the prior written consent of the Issuer. Upon such assignment by a Class B Conduit Investor to a Class B Conduit Assignee:

(A)	such Class B Conduit Assignee shall be the owner of the Class B Investor Group Principal Amount or such portion thereof with respect to such Class B Conduit Investor;

(B)	the related administrative or managing agent for such Class B Conduit Assignee will act as the Class B Funding Agent for such Class B Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Class B Funding Agent hereunder or under each other Issuer Related Document;

(C)	such Class B Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties, in each case relating to the Class B Commercial Paper and/or the Class B Notes, shall have the benefit of all the rights and protections provided to such Class B Conduit Investor herein and in each other Issuer Related Document (including any limitation on recourse against such Class B Conduit Assignee as provided in this paragraph);

(D)	such Class B Conduit Assignee shall assume all of such Class B Conduit Investor’s obligations, if any, hereunder and under each other Issuer Related Document with respect to such portion of the Class B Investor Group Principal Amount and such Class B Conduit Investor shall be released from such obligations;

(E)	all distributions in respect of the Class B Investor Group Principal Amount or such portion thereof with respect to such Class A Conduit Investor shall be made to the applicable Class B Funding Agent on behalf of such Class B Conduit Assignee;

(F)	the definition of the term “Class B CP Rate” with respect to the portion of the Class B Investor Group Principal Amount with respect to such Class B Conduit Investor, as applicable funded with commercial paper issued by such Class B Conduit Assignee from time to time shall be determined in the manner set forth in the definition of “Class B CP Rate” applicable to such Class B Conduit Assignee on the basis of the interest rate or discount applicable to commercial paper issued by such Class B Conduit Assignee (rather than any other Class B Conduit Investor);

(G)	the defined terms and other terms and provisions of this Agreement and each other Issuer Related Documents shall be interpreted in accordance with the foregoing; and

(H)	if reasonably requested by the Class B Funding Agent with respect to such Class A Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Class B Funding Agent may reasonably request to evidence and give effect to the foregoing.

No assignment by any Class B Conduit Investor to a Class B Conduit Assignee of all or any portion of the Class B Investor Group Principal Amount with respect to such Class B Conduit Investor shall in any way diminish the obligation of the Class B Committed Note Purchasers in the same Class B Investor Group as such Class B Conduit Investor under Clause 2.2 to fund any Class B Advance not funded by such Class B Conduit Investor or such Class B Conduit Assignee.

(iii)	Any Class B Conduit Investor and the Class B Committed Note Purchaser with respect to such Class B Conduit Investor (or, with respect to any Class A Investor Group without a Class B Conduit Investor, the related Class B Committed Note Purchaser) at any time may sell all or any part of their respective (or, with respect to a Class B Investor Group without a Class B Conduit Investor, its) rights and obligations under this Agreement and the Class B Notes, with the prior written consent of the Issuer, which consent shall not be unreasonably withheld, to a Class B Investor Group with respect to which each acquiring Class B Conduit Investor is a multi-seller commercial paper conduit, whose commercial paper has ratings of at least “A-2” from S&P and “P2” from Moody’s and that includes one or more financial institutions providing support to such multi-seller commercial paper conduit (an “Class B Acquiring Investor Group”) pursuant to a transfer supplement, substantially in the form of Exhibit H (the “Class B Investor Group Supplement”), executed by such Class B Acquiring Investor Group, the Class B Funding Agent with respect to such Class B Acquiring Investor Group (including each Class B Conduit Investor (if any) and the Class B Committed Note Purchasers with respect to such Class B Investor Group), such assigning Class B Conduit Investor and the Class B Committed Note Purchasers with respect to such Class B Conduit Investor, the Class B Funding Agent with respect to such assigning Class B Conduit Investor and Class B Committed Note Purchasers and the Issuer and delivered to the Administrative Agent; provided that, the consent of the Issuer to any such assignment shall not be required after the occurrence and during the continuance of an Amortization Event with respect to the Class B Notes; provided further that the Issuer may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to a potential Class B Acquiring Investor Group that (a) has ratings of at least “A-2” from S&P and “P2” by Moody’s, but does not have ratings of at least “A-1” from S&P or “P1” by Moody’s if such assignment will result in a material increase in the Issuer’s costs of financing with respect to the applicable Issuer Notes or (b) is a Disqualified Party.

(iv)	Any Class B Committed Note Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Class B Participants”) participations in its Class B Committed Note Purchaser Percentage of the Class B Maximum Investor Group Principal Amount with respect to it and the other Class B Committed Note Purchasers included in the related Class B Investor Group, its Class B Note and its rights hereunder (or, in each case, a portion thereof) pursuant to documentation in form and substance satisfactory to such Class B Committed Note Purchaser and the Class B Participant; provided, however, that (i) in the event of any such sale by a Class B Committed Note Purchaser to a Class B Participant, (A) such Class B Committed Note Purchaser’s obligations under this Agreement shall remain unchanged, (B) such Class B Committed Note Purchaser shall remain solely responsible for the performance thereof and (C) the Issuer and the Administrative Agent shall continue to deal solely and directly with such Class B Committed Note Purchaser in connection with its rights and obligations under this Agreement, (ii) no Class B Committed Note Purchaser shall sell any participating interest under which the Class B Participant shall have any right to approve, veto, consent, waive or otherwise influence any approval, consent or waiver of such Class B Committed Note Purchaser with respect to any amendment, consent or waiver with respect to this Agreement or any other Issuer Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Class B Committed Note Purchasers hereunder, and (iii) no Class B Committed Note Purchaser shall sell any participating interest to any Disqualified Party. A Class B Participant shall have the right to receive reimbursement for amounts due pursuant to each Specified Cost Section but only to the extent that the related selling Class B Committed Note Purchaser would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Sub-Clause 3.8, only to the extent such Class B Participant shall have complied with the provisions of Sub-Clause 3.8 as if such Class B Participant were a Class B Committed Note Purchaser. Each such Class B Participant shall be deemed to have agreed to the provisions set forth in Sub-Clause 3.10 as if such Class B Participant were a Class B Committed Note Purchaser.

(v)	The Issuer authorizes each Class B Committed Note Purchaser to disclose to any Class B Participant or Class B Acquiring Committed Note Purchaser (each, a “Class B Transferee”) and any prospective Class B Transferee any and all financial information in such Class B Committed Note Purchaser’s possession concerning the Issuer, the Issuer Collateral, the Issuer Administrator and the Issuer Related Documents that has been delivered to such Class B Committed Note Purchaser by the Issuer in connection with such Class B Committed Note Purchaser’s credit evaluation of the Issuer, the Issuer Collateral and the Issuer Administrator. For the avoidance of doubt, no Class B Committed Note Purchaser may disclose any of the foregoing information to any Class B Transferee who is a Disqualified Party without the prior written consent of an Authorized Officer of the Issuer, which consent may be withheld for any reason in the Issuer’s sole and absolute discretion.

(vi)	Notwithstanding any other provision set forth in this Agreement, each Class B Conduit Investor or, if there is no Class B Conduit Investor with respect to any Class B Investor Group, the Class B Committed Note Purchaser with respect to such Class B Investor Group may at any time grant to one or more Class B Program Support Providers (or, in the case of a Class B Conduit Investor, to its related Class B Committed Note Purchaser) a participating interest in, security interest or lien on, or otherwise transfer and assign to one or more Class B Program Support Providers (or, in the case of a Class B Conduit Investor, to its related Class A Committed Note Purchaser), such Class B Conduit Investor’s or, if there is no Class B Conduit Investor with respect to any Class B Investor Group, the related Class B Committed Note Purchaser’s interests in the Class B Advances made hereunder and such Class B Program Support Provider (or such Class B Committed Note Purchaser, as the case may be), with respect to its participating or assigned interest, shall be entitled to the benefits granted to such Class B Conduit Investor or Class B Committed Note Purchaser, as applicable, under this Agreement.

(vii)	Notwithstanding any other provision set forth in this Agreement, each Class B Conduit Investor may at any time, without the consent of the Issuer, transfer and assign all or a portion of its rights in the Class B Notes (and its rights hereunder and under other Issuer Related Documents) to its related Class B Committed Note Purchaser. Furthermore, each Class B Conduit Investor may at any time grant a security interest in or security on, all or any portion of its interests under this Agreement, its Class B Note and each other Issuer Related Document to (i) its related Class B Committed Note Purchaser, (ii) its Class B Funding Agent, (iii) any Class B Program Support Provider who, at any time now or in the future, provides program liquidity or credit enhancement, including an insurance policy for such Class B Conduit Investor relating to the Class B Commercial Paper or the Class B Notes, (iv) any other Person who, at any time now or in the future, provides liquidity or credit enhancement for the Class B Conduit Investors, including an insurance policy relating to the Class B Commercial Paper or the Class B Notes or (v) any security trustee or security agent for any of the foregoing; provided, however, any such security interest or lien shall be released upon assignment of its Class B Note to its related Class B Committed Note Purchaser. Each Class B Committed Note Purchaser may assign its Class B Commitment, or all or any portion of its interest under its Issuer Note, this Agreement and each other Issuer Related Document to any Person with the prior written consent of the Issuer, such consent not to be unreasonably withheld; provided that, the Issuer may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to any Person that is a Disqualified Party. Notwithstanding any other provisions set forth in this Agreement, each Class B Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Class B Notes and the Issuer Related Document in favor of any other Governmental Authority.

(c)	Class C Assignments

(i)	Any Class C Committed Note Purchaser may at any time sell all or any part of its rights and obligations under this Agreement and the Class C Notes, with the prior written consent of the Issuer, which consent shall not be unreasonably withheld, to one or more financial institutions (a “Class C Acquiring Committed Note Purchaser”) pursuant to an assignment and assumption agreement, substantially in the form of Exhibit G-3 (the “Class C Assignment and Assumption Agreement”), executed by such Class C Acquiring Committed Note Purchaser, such assigning Class C Committed Note Purchaser, the Class C Funding Agent with respect to such Class C Committed Note Purchaser and the Issuer and delivered to the Administrative Agent; provided that, the consent of the Issuer to any such assignment shall not be required (i) after the occurrence and during the continuance of an Amortization Event with respect to the Class C Notes or (ii) if such Class C Acquiring Committed Note Purchaser is an Affiliate of such assigning Class C Committed Note Purchaser or a fund managed by such Class C Committed Note Purchaser; provided further, that the Issuer may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to a potential Class C Acquiring Committed Note Purchaser that is a Disqualified Party.

(ii)	Any Class C Committed Note Purchaser may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities (“Class C Participants”) participations in its Class C Committed Note Purchaser Percentage of the Class C Maximum Investor Group Principal Amount with respect to it and the other Class C Committed Note Purchasers included in the related Class C Investor Group, its Class C Note and its rights hereunder (or, in each case, a portion thereof) pursuant to documentation in form and substance satisfactory to such Class C Committed Note Purchaser and the Class C Participant; provided, however, that (i) in the event of any such sale by a Class C Committed Note Purchaser to a Class C Participant, (A) such Class C Committed Note Purchaser’s obligations under this Agreement shall remain unchanged, (B) such Class C Committed Note Purchaser shall remain solely responsible for the performance thereof and (C) the Issuer and the Administrative Agent shall continue to deal solely and directly with such Class C Committed Note Purchaser in connection with its rights and obligations under this Agreement, (ii) no Class C Committed Note Purchaser shall sell any participating interest under which the Class C Participant shall have any right to approve, veto, consent, waive or otherwise influence any approval, consent or waiver of such Class C Committed Note Purchaser with respect to any amendment, consent or waiver with respect to this Agreement or any other Issuer Related Document, except to the extent that the approval of such amendment, consent or waiver otherwise would require the unanimous consent of all Class C Committed Note Purchasers hereunder, and (iii) no Class C Committed Note Purchaser shall sell any participating interest to any Disqualified Party. A Class C Participant shall have the right to receive reimbursement for amounts due pursuant to each Specified Cost Section but only to the extent that the related selling Class C Committed Note Purchaser would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to Sub-Clause 3.8, only to the extent such Class C Participant shall have complied with the provisions of Sub-Clause 3.8 as if such Class C Participant were a Class C Committed Note Purchaser. Each such Class C Participant shall be deemed to have agreed to the provisions set forth in Sub-Clause 3.10 as if such Class C Participant were a Class C Committed Note Purchaser.

(iii)	The Issuer authorizes each Class C Committed Note Purchaser to disclose to any Class C Participant or Class C Acquiring Committed Note Purchaser (each, a “Class C Transferee”) and any prospective Class C Transferee any and all financial information in such Class C Committed Note Purchaser’s possession concerning the Issuer, the Issuer Collateral, the Issuer Administrator and the Issuer Related Documents that has been delivered to such Class C Committed Note Purchaser by the Issuer in connection with such Class C Committed Note Purchaser’s credit evaluation of the Issuer, the Issuer Collateral and the Issuer Administrator. For the avoidance of doubt, no Class C Committed Note Purchaser may disclose any of the foregoing information to any Class C Transferee who is a Disqualified Party without the prior written consent of an Authorized Officer of the Issuer, which consent may be withheld for any reason in the Issuer’s sole and absolute discretion.

(iv)	Each Class C Committed Note Purchaser may assign its Class C Commitment, or all or any portion of its interest under its Issuer Note, this Agreement and each other Issuer Related Document to any Person with the prior written consent of the Issuer, such consent not to be unreasonably withheld; provided that, the Issuer may withhold its consent in its sole and absolute discretion (and such withholding shall be deemed reasonable) to an assignment to any Person that is a Disqualified Party. Notwithstanding any other provisions set forth in this Agreement, each Class C Committed Note Purchaser may at any time create a security interest in all or any portion of its rights under this Agreement, its Class C Notes and the Issuer Related Document in favor of any other Governmental Authority.

9.4	Identity of Class B Noteholders and Class C Noteholders

(a)	Notwithstanding any other provision of this Agreement or the Related Documents, Class B Notes or Class C Notes, or any commitment relating to the same, may only be issued, assumed, assigned or transferred to a Person that is an Approved Subscriber, where:

"Approved Subscriber" means institutions which are (i) insurance companies; (ii) funds or asset managers which are not Distressed Debt Funds; or (iii) banks (including their ABCP conduits and Affiliates), in each case which are of international standing and repute;

"Distressed Debt Fund" means investment vehicle whose principal investment strategy is the purchase of loans or other debt securities with the intention of owning the equity or gaining control of a business (directly or indirectly) and where at least 50% of its deployed capital is constituted by distressed debt acquired at a discount of 25% or more below par value pursuant to the principal investment strategy, and which shall in all cases exclude affiliates that do not meet these criteria, provided that:

(i)	where an asset manager operates a multi-strategy business (a "Multi-Strategy Investor"), any trust, fund or other investment vehicle operated by that asset manager which is separately and independently managed and advised from a Distressed Debt Fund and which does not meet the criteria set out in the forgoing sentence shall not constitute a Distressed Debt Fund;

(ii)	“Distressed Debt Fund” shall be construed so as to include the debt trading desk (or equivalent) operated by a bank or financial institution, where that trading desk would be engaging in trading for or on behalf of an entity which itself constitutes a Distressed Debt Fund; and

(iii)	a Related Fund of a Distressed Debt Fund shall not be a Distressed Debt Fund solely due to the fact that is a Related Fund of such a Distressed Debt Fund; instead, the investment strategy of such Related Fund shall be evaluated independently of the related Distressed Debt Fund; and

"Related Fund" in relation to a fund or account (the first fund), means a fund or account which is managed or advised (directly or indirectly) by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

Any waiver or amendment to this Sub-Clause 9.4(a) shall require consent of the Issuer and all of the Noteholders.

9.5	Termination of MatchPoint Finance Plc

(a)	The Issuer shall, on or prior to 30 April 2027 (the "MatchPoint Commitment Longstop Date"), and upon no less than seven (7) days’ notice (the “MatchPoint Exit Notice”) to the Administrative Agent, each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class A Funding Agent related to each Class A Conduit Investor and Class A Committed Note Purchaser including MatchPoint Finance plc ("MatchPoint") and BNP Paribas S.A., either (x)(1) terminate the Class A Commitment, if any, of MatchPoint on the date specified in such MatchPoint Exit Notice (which for the avoidance of doubt, must be a date which is at least 2 Business Days prior to the MatchPoint Commitment Longstop Date), and (2) prepay on the date of such termination MatchPoint’s Class A Notes and all accrued and unpaid interest thereon, if any, or (y) cause MatchPoint to (and MatchPoint must) assign – on a date which is at least 2 Business Days prior to the MatchPoint Commitment Longstop Date – its Class A Commitment to a replacement purchaser who may be an existing Class A Conduit Investor, Class A Committed Note Purchaser, Class A Program Support Provider or other Class A Noteholder (each, a “MatchPoint Class A Mandatory Replacement Purchaser”). Any prepayment pursuant to paragraph (x)(2) above may, without prejudice to the additional requirements set out in Sub-Clause 9.5(b) below, only: (i) be effected with funds made available to the Issuer by way of an advance under the Issuer Subordinated Facility Agreement; (ii) otherwise be capable of being made (including through a drawing of funds from other Class A Committed Note Purchasers in accordance with the terms of this Agreement) to the extent such payment (together with any corresponding drawing or other related step) would not result in an Aggregate Asset Amount Deficiency; or (iii) be capable of being made through a combination of (i) and (ii). The exercise of the MatchPoint Exit Notice and the subsequent successful completion of the actions listed at (x) or (y) above (as specified in the MatchPoint Exit Notice) shall constitute the “MatchPoint Removal Completion”.

(b)	The Issuer shall not be capable of making an election described in Sub-Clause 9.5(a) unless (i) no Amortization Event or Potential Amortization Event with respect to Class A Notes shall have occurred and be continuing at the time of such election, (ii) in respect of an election described in clause (y) of the final paragraph of Sub-Clause 9.5(a) only, on or prior to the effectiveness of the applicable assignment, MatchPoint shall have been paid the principal amount of its Class A Notes and all accrued and unpaid interest thereon, if any, by or on behalf of the Issuer or the related MatchPoint Class A Mandatory Replacement Purchaser. MatchPoint hereby agrees to take all actions reasonably necessary, at the expense of the Issuer, to permit a MatchPoint Class A Mandatory Replacement Purchaser to succeed to its rights and obligations hereunder. Upon the effectiveness of any such assignment to a MatchPoint Class A Mandatory Replacement Purchaser, (i) such MatchPoint Class A Mandatory Replacement Purchaser shall (to the extent it was not already so) become a “Class A Committed Note Purchaser” or “Class A Conduit Investor”, as applicable, hereunder for all purposes of this Agreement and the other Issuer Related Documents, (ii) such MatchPoint Class A Mandatory Replacement Purchaser shall have a Class A Commitment and a Class A Committed Note Purchaser Percentage in an amount not less than the Class A Commitment of MatchPoint and Class A Committed Note Purchaser Percentage of MatchPoint assumed by it, (iii) the Class A Commitment of MatchPoint shall be terminated in all respects and the Class A Committed Note Purchaser Percentage of MatchPoint shall become zero and (iv) the Administrative Agent shall revise Schedule 2 hereto to reflect the foregoing paragraphs (i) through (iii).

(c)	For the avoidance of doubt, a failure by the Issuer to procure the MatchPoint Removal Completion by a date falling at least 2 Business Days prior to the MatchPoint Commitment Longstop Date shall automatically be deemed to constitute an Amortization Event under Clause 7.1 of this Agreement and shall only be capable of being waived by 100% of the Class A Noteholders, including MatchPoint, and, unless validly waived, all amounts in respect of the Class A Notes shall immediately become due and payable.

9.6	Termination of Managed and Enhanced Tap (Magenta) Funding S.T.

(a)	The Issuer shall, on or prior to 30 April 2027 (the "Magenta Commitment Longstop Date"), and upon no less than seven (7) days’ notice (the “Magenta Exit Notice”) to the Administrative Agent, each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class A Funding Agent related to each Class A Conduit Investor and Class A Committed Note Purchaser including Managed and Enhanced Tap (Magenta) Funding S.T. ("Magenta") and Natixis S.A., either (x)(1) terminate the Class A Commitment, if any, of Magenta on the date specified in such Magenta Exit Notice (which for the avoidance of doubt, must be a date which is at least 2 Business Days prior to the Magenta Commitment Longstop Date), and (2) prepay on the date of such termination Magenta's Class A Notes and all accrued and unpaid interest thereon, if any, or (y) cause Magenta to (and Magenta must) assign – on a date which is at least 2 Business Days prior to the Magenta Commitment Longstop Date – its Class A Commitment to a replacement purchaser who may be an existing Class A Conduit Investor, Class A Committed Note Purchaser, Class A Program Support Provider or other Class A Noteholder (each, a “Magenta Class A Mandatory Replacement Purchaser”). Any prepayment pursuant to paragraph (x)(2) above may, without prejudice to the additional requirements set out in Sub-Clause 9.6(b) below, only: (i) be effected with funds made available to the Issuer by way of an advance under the Issuer Subordinated Facility Agreement; (ii) otherwise be capable of being made (including through a drawing of funds from other Class A Committed Note Purchasers in accordance with the terms of this Agreement) to the extent such payment (together with any corresponding drawing or other related step) would not result in an Aggregate Asset Amount Deficiency; or (iii) be capable of being made through a combination of (i) and (ii). The exercise of the Magenta Exit Notice and the subsequent successful completion of the actions listed at (x) or (y) above (as specified in the Magenta Exit Notice) shall constitute the “Magenta Removal Completion”.

(b)	The Issuer shall not be capable of making an election described in Sub-Clause 9.6(a) unless (i) no Amortization Event or Potential Amortization Event with respect to Class A Notes shall have occurred and be continuing at the time of such election, (ii) in respect of an election described in clause (y) of the final paragraph of Sub-Clause 9.6(a) only, on or prior to the effectiveness of the applicable assignment, Magenta shall have been paid the principal amount of its Class A Notes and all accrued and unpaid interest thereon, if any, by or on behalf of the Issuer or the related Magenta Class A Mandatory Replacement Purchaser. Magenta hereby agrees to take all actions reasonably necessary, at the expense of the Issuer, to permit a Magenta Class A Mandatory Replacement Purchaser to succeed to its rights and obligations hereunder. Upon the effectiveness of any such assignment to a Magenta Class A Mandatory Replacement Purchaser, (i) such Magenta Class A Mandatory Replacement Purchaser shall (to the extent it was not already so) become a “Class A Committed Note Purchaser” or “Class A Conduit Investor”, as applicable, hereunder for all purposes of this Agreement and the other Issuer Related Documents, (ii) such Magenta Class A Mandatory Replacement Purchaser shall have a Class A Commitment and a Class A Committed Note Purchaser Percentage in an amount not less than the Class A Commitment of Magenta and Class A Committed Note Purchaser Percentage of Magenta assumed by it, (iii) the Class A Commitment of Magenta shall be terminated in all respects and the Class A Committed Note Purchaser Percentage of Magenta shall become zero and (iv) the Administrative Agent shall revise Schedule 2 hereto to reflect the foregoing paragraphs (i) through (iii).

(c)	For the avoidance of doubt, a failure by the Issuer to procure the Magenta Removal Completion by a date falling at least 2 Business Days prior to the Magenta Commitment Longstop Date shall automatically be deemed to constitute an Amortization Event under Clause 7.1 of this Agreement and shall only be capable of being waived by 100% of the Class A Noteholders, including Magenta, and, unless validly waived, all amounts in respect of the Class A Notes shall immediately become due and payable.

10	THE ADMINISTRATIVE AGENT

10.1	Authorization and Action of the Administrative Agent

Each of the Class A Conduit Investors, the Class A Committed Note Purchasers and the Class A Funding Agents hereby designates and appoints Credit Agricole Corporate and Investment Bank as the Administrative Agent hereunder, and hereby authorizes the Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each of the Class B Conduit Investors, the Class B Committed Note Purchasers and the Class B Funding Agents hereby designates and appoints Credit Agricole Corporate and Investment Bank as the Administrative Agent hereunder, and hereby authorizes the Administrative Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Following the issuance of the Class C Notes, any Class C Committed Note Purchasers and Class C Funding Agents shall designate and appoint Credit Agricole Corporate and Investment Bank as the Administrative Agent hereunder and the Administrative Agent shall be authorized to take such actions as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Conduit Investor, any Committed Note Purchaser or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or Liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Conduit Investors, the Committed Note Purchasers and the Funding Agents and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of its successors or assigns. The Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of the Issuer Notes and all other amounts owed by the Issuer hereunder to the Class A Investor Groups, the Class B Investor Groups and the Class C Investor Groups (the “Aggregate Unpaids”).

10.2	Delegation of Duties

The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

10.3	Exculpatory Provisions

Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to any Conduit Investor, any Committed Note Purchaser or any Funding Agent for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Clause 2. The Administrative Agent shall not be under any obligation to any Conduit Investor, any Committed Note Purchaser or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. The Administrative Agent shall not be deemed to have knowledge of any Amortization Event, Potential Amortization Event or Liquidation Event unless the Administrative Agent has received notice from the Issuer, any Conduit Investor, any Committed Note Purchaser or any Funding Agent.

10.4	Reliance

The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of any Conduit Investor, any Committed Note Purchaser or any Funding Agent as it deems appropriate or it shall first be indemnified to its satisfaction by any Conduit Investor, any Committed Note Purchaser or any Funding Agent, provided that, unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Conduit Investors, the Committed Note Purchasers and the Funding Agents. To the extent any Conduit Investor, any Committed Note Purchaser or any Funding Agent is required to indemnify the Administrative Agent, such Conduit Investor, Committed Note Purchaser or Funding Agent shall be entitled to be indemnified by the Issuer in an amount equal to the amount to be paid to the Administrative Agent. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Noteholders and such request and any action taken or failure to act pursuant thereto shall be binding upon the Conduit Investors, the Committed Note Purchasers and the Funding Agents.

10.5	Non-Reliance on the Administrative Agent and Other Purchasers

Each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents represent and warrant to the Administrative Agent that they have and will, independently and without reliance upon the Administrative Agent and based on such documents and information as they have deemed appropriate, made their own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuer and made its own decision to enter into this Agreement.

10.6	The Administrative Agent in its Individual Capacity

The Administrative Agent and any of its Affiliates may purchase, hold and transfer, as the case may be, Issuer Notes and may otherwise make loans to, accept deposits from, and generally engage in any kind of business with the Issuer or any Affiliate of the Issuer as though the Administrative Agent were not the Administrative Agent hereunder.

10.7	Successor Administrative Agent

The Administrative Agent may, upon thirty (30) days’ notice to the Issuer and each of the Conduit Investors, the Committed Note Purchasers and the Funding Agents, and the Administrative Agent will, upon the direction of the Required Noteholders as of such date, resign as Administrative Agent. If the Administrative Agent shall resign, then the Investor Groups, during such 30 day period, shall appoint an Affiliate of a member of the Investor Groups as a successor agent. If for any reason no successor Administrative Agent is appointed by the Investor Groups during such 30 day period, then effective upon the expiration of such 30 day period, the Issuer for all purposes shall deal directly with the Funding Agents. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Sub-Clause 11.4 and this Clause 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

10.8	Authorization and Action of Funding Agents

Each Conduit Investor and each Committed Note Purchaser is hereby deemed to have designated and appointed the Funding Agent set forth next to such Conduit Investor’s name, or if there is no Conduit Investor with respect to any Investor Group, the Committed Note Purchaser’s name with respect to such Investor Group, on Schedule 2 hereto as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the related Investor Group, and no implied covenants, functions, responsibilities, duties, obligations or Liabilities on the part of such Funding Agent shall be read into this Agreement or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the related Investor Group and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Issuer or any of its successors or assigns. Each Funding Agent shall not be required to take any action that exposes such Funding Agent to personal liability or that is contrary to this Agreement or Applicable Law. The appointment and authority of the Funding Agent hereunder shall terminate upon the indefeasible payment in full of the Aggregate Unpaids.

10.9	Delegation of Duties

Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

10.10	Exculpatory Provisions

Neither any Funding Agent nor any of their directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct), or (b) responsible in any manner to the related Investor Group for any recitals, statements, representations or warranties made by the Issuer contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Issuer to perform its obligations hereunder, or for the satisfaction of any condition specified in Clause 2. No Funding Agent shall be under any obligation to its related Investor Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Issuer. No Funding Agent shall be deemed to have knowledge of any Amortization Event, Potential Amortization Event or Liquidation Event, unless such Funding Agent has received notice from the Issuer (or any agent or designee thereof) or its related Investor Group.

10.11	Reliance

Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Administrative Agent and legal counsel, independent accountants and other experts selected by such Funding Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the related Investor Group as it deems appropriate or it shall first be indemnified to its satisfaction by the related Investor Group, provided that, unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as such Funding Agent shall deem advisable and in the best interests of the related Investor Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Investor Group and such request and any action taken or failure to act pursuant thereto shall be binding upon its related Investor Group.

10.12	Non-Reliance on the Funding Agent and Other Purchasers

Each Investor Group expressly acknowledges that neither its related Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including any review of the affairs of the Issuer, shall be deemed to constitute any representation or warranty by such Funding Agent. Each Investor Group represents and warrants to its related Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Issuer and made its own decision to enter into this Agreement.

10.13	The Funding Agent in its Individual Capacity

Each Funding Agent and any of its Affiliates may purchase, hold and transfer, as the case may be, the Issuer Notes and may otherwise make loans to, accept deposits from, and generally engage in any kind of business with the Issuer or any Affiliate of the Issuer as though such Funding Agent were not a Funding Agent hereunder.

10.14	Successor Funding Agent

Each Funding Agent will, upon the direction of its related Investor Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Investor Group shall appoint an Affiliate of a member of its related Investor Group as a successor agent. If for any reason no successor Funding Agent is appointed by the related Investor Group, then effective upon the resignation of such Funding Agent, the Issuer for all purposes shall deal directly with such Investor Group. After any retiring Funding Agent’s resignation hereunder as Funding Agent, subject to the limitations set forth herein, the provisions of Sub-Clause 11.4 and this Clause 9.4 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

10.15	Resignation of the Administrative Agent

(a)	The Administrative Agent may resign and appoint one of its Affiliates as successor by giving notice to the Funding Agents and the Issuer.

(b)	Alternatively the Administrative Agent may resign by giving thirty (30) days’ notice to the Funding Agents and the Issuer, in which case the Required Supermajority Noteholders (after consultation with the Issuer) may appoint a successor Administrative Agent.

(c)	If the Required Supermajority Noteholders have not appointed a successor Administrative Agent in accordance with paragraph (b) above within twenty (20) days after notice of resignation was given, the retiring Administrative Agent (after consultation with the Issuer) may appoint a successor Administrative Agent.

(d)	The retiring Administrative Agent shall, at its own cost, make available to the successor Administrative Agent such documents and records and provide such assistance as the successor Administrative Agent may reasonably request for the purposes of performing its functions as Administrative Agent under the Related Documents.

(e)	The Administrative Agent’s resignation notice shall only take effect upon the appointment of a successor.

11	GENERAL

11.1	Optional Repurchase of the Issuer Notes

(a)	Optional Repurchase of the Class A Notes

The Class A Notes shall be subject to repurchase (in whole) by the Issuer at its option, upon three (3) Business Days’ prior written notice to the Issuer Security Trustee at any time. The repurchase price for any Class A Note (in each case, the “Class A Note Repurchase Amount”) shall equal the sum of:

(i)	the Class A Principal Amount of such Class A Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Sub-Clause 11.1); plus

(ii)	all accrued and unpaid interest (including any deferred interest) on the Class A Notes through such date of repurchase under this Sub-Clause 11.1) (and, with respect to the portion of such principal balance that was funded with Class A Commercial Paper issued at a discount, all accrued and unpaid discount on such Class A Commercial Paper from the issuance date(s) thereof to the date of repurchase under this Sub-Clause 11.1 and the aggregate discount to accrue on such Class A Commercial Paper from the date of repurchase under this Sub-Clause 11.1 to the next succeeding Payment Date); plus

(iii)	all associated breakage costs payable as a result of such repurchase (calculated in accordance with Sub-Clause 3.5); plus

(iv)	any other amounts then due and payable to the holders of such Class A Notes pursuant hereto.

(b)	Optional Repurchase of the Class B Notes

The Class B Notes shall be subject to repurchase (in whole) by the Issuer at its option, provided that no Rapid Amortization Period is continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing and such repurchase would not result in an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency, upon three (3) Business Days’ prior written notice to the Issuer Security Trustee at any time. The repurchase price for any Class B Note (in each case, the “Class B Note Repurchase Amount”) shall equal the sum of:

(i)	the Class B Principal Amount of such Class B Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Sub-Clause 11.1); plus

(ii)	all accrued and unpaid interest on the Class B Notes through such date of repurchase under this Sub-Clause 11.1) (and, with respect to the portion of such principal balance that was funded with Class B Commercial Paper issued at a discount, all accrued and unpaid discount on such Class B Commercial Paper from the issuance date(s) thereof to the date of repurchase under this Sub-Clause 11.1 and the aggregate discount to accrue on such Class B Commercial Paper from the date of repurchase under this Sub-Clause 11.1 to the next succeeding Payment Date); plus

(iii)	all associated breakage costs payable as a result of such repurchase (calculated in accordance with Sub-Clause 3.5); plus

(iv)	any other amounts then due and payable to the holders of such Class B Notes pursuant hereto.

(c)	Optional Repurchase of the Class C Notes

The Class C Notes shall be subject to repurchase (in whole) by the Issuer at its option, provided that no Rapid Amortization Period is continuing and no Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency is continuing and such repurchase would not result in an Amortization Event, Potential Amortization Event or Aggregate Asset Amount Deficiency, upon three (3) Business Days’ prior written notice to the Issuer Security Trustee at any time. The repurchase price for any Class C Note (in each case, the “Class C Note Repurchase Amount”) shall equal the sum of:

(i)	the Class C Principal Amount of such Class C Notes (determined after giving effect to any payments of principal and interest on the Payment Date immediately preceding the date of purchase pursuant to this Sub-Clause 11.1); plus

(ii)	all accrued and unpaid interest on the Class C Notes through such date of repurchase under this Sub-Clause 11.1); plus

(iii)	all associated breakage costs payable as a result of such repurchase (calculated in accordance with Sub-Clause 3.5); plus

(iv)	any other amounts then due and payable to the holders of such Class C Notes pursuant hereto.

11.2	Information

(a)	On or before the fourth Business Day prior to each Payment Date (unless otherwise agreed to by the Issuer Security Trustee), the Issuer shall furnish to the Administrative Agent and the Issuer Security Trustee a Monthly Noteholders’ Statement with respect to the Issuer Notes, in a Microsoft Excel electronic file (or similar electronic file) setting forth the following information (provided that the Issuer can provide, with the prior written consent of the Issuer Security Trustee, information in the Monthly Noteholders’ Statement additional to the following information; provided further, that the Issuer can, with the prior written consent of the Issuer Security Trustee, change the form of such Monthly Noteholders’ Statement (for the avoidance of doubt, the information therein should be substantively similar to the following information); provided further, that any such information related solely to the Class C Notes shall not be required to be provided in such Monthly Noteholders’ Statement unless and until the Class C Notes are issued pursuant to Sub-Clause 2.1(a)(iii)):

•	Accrued Amounts

•	Adjusted Asset Coverage Threshold Amount

•	Adjusted Principal Amount

•	Aggregate Asset Amount Deficiency

•	Aggregate Leasing Company Principal Amount

•	Alternative Payment Date

•	Asset Coverage Threshold Amount

•	Available L/C Cash Collateral Account Amount

•	Available Reserve Account Amount

•	Belgian Class A Adjusted Advance Rate

•	Belgian Class B Adjusted Advance Rate

•	Belgian Class C Adjusted Advance Rate

•	Capped Issuer Administrator Fee Amount

•	Capped Issuer Operating Expense Amount

•	Capped Issuer Security Trustee Fee Amount

•	Class A Adjusted Principal Amount

•	Class A Asset Coverage Threshold Amount

•	Class A Available Headroom Amount

•	Class A Concentration Adjusted Advance Rate

•	Class A Concentration Excess Advance Rate Adjustment

•	Class A Monthly Interest Amount

•	Class A Principal Amount

•	Class B Asset Coverage Threshold Amount

•	Class B Concentration Adjusted Advance Rate

•	Class B Concentration Excess Advance Rate Adjustment

•	Class B Monthly Interest Amount

•	Class B Principal Amount

•	Class C Asset Coverage Threshold Amount

•	Class C Concentration Adjusted Advance Rate

•	Class C Concentration Excess Advance Rate Adjustment

•	Class C Monthly Interest Amount

•	Class C Principal Amount

•	Concentration Excess Amount

•	Determination Date

•	Due and Unpaid Instalment Payment Amount

•	Due and Unpaid Lease Payment Amount

•	Dutch Class A Adjusted Advance Rate

•	Dutch Class B Adjusted Advance Rate

•	Dutch Class C Adjusted Advance Rate

•	Eligible Investment Grade Non-Program Vehicle Amount

•	Eligible Investment Grade Program Receivable Amount

•	Eligible Investment Grade Program Vehicle Amount

•	Eligible Non-Investment Grade (High) Program Receivable Amount

•	Eligible Non-Investment Grade (Low) Program Receivable Amount

•	Eligible Non-Investment Grade Non-Program Vehicle Amount

•	Eligible Non-Investment Grade Program Vehicle Amount

•	Excess Administrator Fee Allocation Amount

•	Excess Issuer Operating Expense Amount

•	Excess Trustee Fee Amount

•	Failure Percentage

•	FleetCo Aggregate Asset Amount

•	FleetCo Class A Blended Advance Rate

•	FleetCo Class B Blended Advance Rate

•	FleetCo Class C Blended Advance Rate

•	FleetCo Carrying Charges

•	FleetCo Collections

•	FleetCo Due and Unpaid Lease Payment Amount

•	FleetCo Interest Collections

•	FleetCo Principal Collections

•	French Class A Adjusted Advance Rate

•	French Class B Adjusted Advance Rate

•	French Class C Adjusted Advance Rate

•	German Class A Adjusted Advance Rate

•	German Class B Adjusted Advance Rate

•	German Class C Adjusted Advance Rate

•	Interest Period

•	Issuer Administrator Fee Amount

•	Issuer Aggregate Asset Amount

•	Issuer Class A Blended Advance Rate

•	Issuer Class B Blended Advance Rate

•	Issuer Class C Blended Advance Rate

•	Issuer Collections

•	Issuer Interest Collections

•	Issuer Principal Collections

•	Issuer Security Trustee Fee Amount

•	Italian Class A Adjusted Advance Rate

•	Italian Class B Adjusted Advance Rate

•	Italian Class C Adjusted Advance Rate

•	Italian Fleet Seller Buy-Back Vehicles

•	Italy Concentration Excess Amount

•	Letter of Credit Amount

•	Letter of Credit Provider

•	Letter of Credit Provider credit rating

•	Letter of Credit/Cash Liquid Enhancement Amount

•	Light-Duty Truck Concentration Excess Amount

•	Liquid Enhancement Amount

•	Manufacturer Concentration Excess Amount

•	Market Value Average

•	Class A MTM/DT Advance Rate Adjustment

•	Class B MTM/DT Advance Rate Adjustment

•	Class C MTM/DT Advance Rate Adjustment

•	Non-Investment Grade (High) Program Receivable Concentration Excess Amount

•	Non-Program Fleet Market Value

•	Non-Program Vehicle Concentration Excess Amount

•	Non-Program Vehicle 3-month Lookback Concentration Failure Percentage

•	Non-Program Vehicle Disposition Proceeds Percentage Average

•	Payment Date

•	Principal Amount

•	Principal Collection Account Amount

•	Rapid Amortization Period

•	Remainder AAA Amount

•	Required Letter of Credit/Cash Liquid Enhancement Amount

•	Required Liquid Enhancement Amount

•	Required Reserve Account Amount

•	Reserve Account Deficiency Amount

•	Spanish Class A Adjusted Advance Rate

•	Spanish Class B Adjusted Advance Rate

•	Spanish Class C Adjusted Advance Rate

•	Spain Concentration Excess Amount

•	Only in respect of the Monthly Noteholders’ Statement to be delivered on or around 19 August 2022 and in respect of each Monthly Noteholders' Statement to be delivered thereafter on an ongoing basis until the Non-RCC Expiry Date, the Non-RCC Compliant Eligible Vehicle Concentration Excess Amount as at the prior month end.

•	If, in accordance with the relevant Master Lease or, in respect of Belgian Collateral, the Master Instalment Sale and Administration Agreement, there is any sublease of Vehicles to another jurisdiction, for each relevant Fleetco, the number of Vehicles subleased, the aggregate Net Book Value of the Vehicles subleased, the percentage of the Net Book Value of the Vehicles subleased divided by the Net Book Value of the Vehicles owned by such Fleetco, name of the each sublessee entity, each Manufacturer of such Lease Vehicle or Instalment Sale Vehicle and if such Lease Vehicle or Instalment Sale Vehicle is designated as Program Vehicle or Non-Program Vehicle. The aggregate Net Book Value of Vehicles subleased in aggregate of all Fleetcos and the percentage of the aggregate Net Book Value of Vehicles subleased in aggregate of all Fleetcos divided by the Net Book Value of all Vehicles owned by all Fleetcos.

•	If, in accordance with the relevant Master Lease, there are Vehicles purchased under Vehicle Purchasing Agreements which do not comply with the Required Contractual Criteria but have been delivered to or to the order of the relevant FleetCo by an Auction Seller or Dealer and for which the purchase price has not been paid by or on behalf of the relevant FleetCo, the aggregate Net Book Value of such Vehicles at (i) the prior month end and (ii) the end of each calendar week falling in such month.

•	Only in respect of the Monthly Noteholders’ Statement to be delivered on or around 19 August 2022 and in respect of each Monthly Noteholders' Statement to be delivered thereafter on an ongoing basis until the Non-RCC Expiry Date, the aggregate Net Book Value of all Non-RCC Compliant Eligible Vehicles as a percentage of the aggregate Net Book Value of all Eligible Vehicles as at the prior month end.

•	If, in accordance with the relevant Master Lease, there are Vehicles purchased under Intra-Group Vehicle Purchasing Agreements, the aggregate Net Book Value of such Vehicles, number of vehicles purchased from a single Auction Seller which do not comply with the Required Contractual Criteria and the number of Intra-Group Vehicle Purchasing Agreements related to such Vehicles.

(b)	The Administrative Agent shall provide to the Noteholders, or their designated agent, copies of each Monthly Noteholders’ Statement.

11.3	Confidentiality

Each Committed Note Purchaser, each Conduit Investor, each Funding Agent and the Administrative Agent agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of the Issuer, which such consent must be evident in writing signed by an Authorized Officer of the Issuer, other than (a) to their Affiliates and their officers, directors, employees, agents, Oxane Partners (for the purposes of data aggregation and any portfolio analysis and monitoring) and advisors (including legal counsel and accountants) and to actual or prospective assignees and participants, and then only on a confidential basis and excluding any Affiliate, its officers, directors, employees, agents and advisors (including legal counsel and accountants), any prospective assignee and any participant, in each case that is a Restricted Lender, (b) as required by a court or administrative order or decree, or required by any governmental or regulatory authority or self-regulatory organization or required by any statute, law, rule or regulation or judicial process (including any subpoena or similar legal process), (c) to any rating agency providing a rating for the promissory notes of each holder of notes issued by such holder in the commercial paper market and allocated to the funding of advances in respect of the Issuer Notes or any other nationally-recognized rating agency that required access to information to effect compliance with any disclosure obligations under the applicable laws or regulations, (d) in the course of litigation with the Issuer, the Issuer Administrator or Hertz, (e) any Noteholder, any Committed Note Purchaser, any Conduit Investor, any Funding Agent or the Administrative Agent, (f) any Person acting as a placement agent or dealer with respect to any commercial paper (provided that any Confidential Information provided to any such placement agent or dealer does not reveal the identity of the Issuer or any of its Affiliates), (g) on a confidential basis, to any provider of credit enhancement or liquidity to any Conduit Investor, or (h) to any Person to the extent such Committed Note Purchaser, Conduit Investor, Funding Agent or the Administrative Agent reasonably determines such disclosure is necessary in connection with the enforcement or for the defense of the rights and remedies under the Issuer Notes or the Issuer Related Documents.

11.4	Payment of Costs and Expenses; Indemnification

(a)	Payment of Costs and Expenses. Upon written demand from the Administrative Agent, any Funding Agent, any Conduit Investor or any Committed Note Purchaser, the Issuer agrees to pay on the Payment Date immediately following the Issuer’s receipt of such written demand all reasonable expenses of the Administrative Agent, such Funding Agent, such Conduit Investor and/or such Committed Note Purchaser, as applicable (including the reasonable fees and out-of-pocket expenses of counsel to each Conduit Investor and each Committed Note Purchaser, if any, as well as the fees and expenses of the rating agencies providing a rating in respect of any Commercial Paper) in connection with:

(i)	the negotiation, preparation, execution, delivery and administration of this Agreement and of each other Issuer Related Document, including schedules and exhibits, and any liquidity, credit enhancement or insurance documents of a Program Support Provider with respect to a Conduit Investor relating to the Issuer Notes and any amendments, waivers, consents, supplements or other modifications to this Agreement and each other Issuer Related Document, as may from time to time hereafter be proposed, whether or not the transactions contemplated hereby or thereby are consummated; and

(ii)	the consummation of the transactions contemplated by this Agreement and each other Issuer Related Document.

Upon written demand, the Issuer further agrees to promptly pay upon written demand, provided that following a Liquidation Event any fees, costs and expenses of the Issuer Security Trustee have been paid or provided for, and to save the Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser harmless from all liability for (i) any breach by the Issuer of its obligations under this Agreement and (ii) all reasonable costs incurred by the Administrative Agent, such Funding Agent, such Conduit Investor or such Committed Note Purchaser (including, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, such Funding Agent, such Conduit Investor and such Committed Note Purchaser, if any) in enforcing this Agreement. The Issuer also agrees to reimburse the Administrative Agent, each Funding Agent, each Conduit Investor and each Committed Note Purchaser upon demand for all reasonable out-of-pocket expenses incurred by the Administrative Agent, such Funding Agent, such Conduit Investor or such Committed Note Purchaser (including, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, such Funding Agent, such Conduit Investor and such Committed Note Purchaser, if any and the reasonable fees and out-of-pocket expenses of any third-party servicers and disposition agents) in connection with (x) the negotiation of any restructuring or “work-out”, whether or not consummated, of the Issuer Related Documents and (y) the enforcement of, or any waiver or amendment requested under or with respect to, the terms of this Agreement, any other of the Issuer Related Documents or any FleetCo Related Documents.

Any fees, costs, expenses or other amounts payable pursuant to the paragraph directly above shall constitute Issuer Operating Expenses and Carrying Charges for the purposes of the Issuer Related Documents.

Notwithstanding any of the foregoing, the Issuer shall have no obligation to reimburse any Committed Note Purchaser or Conduit Investor for any of the fees and/or expenses incurred by such Committed Note Purchaser and/or Conduit Investor with respect to its sale or assignment of all or any part of its respective rights and obligations under this Agreement and the Issuer Notes pursuant to Sub-Clause 9.2 or 9.3.

(b)	Indemnification. In consideration of the execution and delivery of this Agreement by the Conduit Investors and the Committed Note Purchasers, the Issuer hereby indemnifies and holds each Conduit Investor and each Committed Note Purchaser and each of their officers, directors, employees and agents (collectively, the “Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, Liabilities and damages, and reasonable expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, any liability in connection with the offering and sale of the Issuer Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to:

(i)	any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Advance; or

(ii)	the entering into and performance of this Agreement and any other Issuer Related Document by any of the Indemnified Parties,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Issuer hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Sub-Clause 11.4(b) shall in no event include indemnification for any Taxes (which indemnification is provided in Sub-Clause 3.8).

(c)	Indemnification of the Administrative Agent and each Funding Agent

(i)	In consideration of the execution and delivery of this Agreement by the Administrative Agent and each Funding Agent, the Issuer hereby indemnifies and holds the Administrative Agent and each Funding Agent and each of their respective officers, directors, employees and agents (collectively, the “Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, Liabilities and damages, and reasonable expenses incurred in connection therewith (irrespective of whether any such Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, any liability in connection with the offering and sale of the Issuer Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Agent Indemnified Liabilities”), incurred by the Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Issuer Related Document by any of the Agent Indemnified Parties, except for any such Agent Indemnified Liabilities arising for the account of a particular Agent Indemnified Party by reason of the relevant Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Issuer hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Sub-Clause 11.4(c)(i) shall in no event include indemnification for any Taxes (which indemnification is provided in Sub-Clause 3.8).

(ii)	In consideration of the execution and delivery of this Agreement by the Administrative Agent, each Committed Note Purchaser, ratably according to its respective Commitment, hereby indemnifies and holds the Administrative Agent and each of its officers, directors, employees and agents (collectively, the “Administrative Agent Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, Liabilities and damages, and reasonable expenses incurred in connection therewith (solely to the extent not reimbursed by or on behalf of the Issuer) (irrespective of whether any such Administrative Agent Indemnified Party is a party to the action for which indemnification hereunder is sought and including, any liability in connection with the offering and sale of the Issuer Notes), including reasonable attorneys’ fees and disbursements (collectively, the “Administrative Agent Indemnified Liabilities”), incurred by the Administrative Agent Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) to the extent resulting from, or arising out of, or relating to the entering into and performance of this Agreement and any other Issuer Related Document by any of the Administrative Agent Indemnified Parties, except for any such Administrative Agent Indemnified Liabilities arising for the account of a particular Administrative Agent Indemnified Party by reason of the relevant Administrative Agent Indemnified Party’s gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Committed Note Purchaser hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Administrative Agent Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Sub-Clause 11.4(c)(ii) shall in no event include indemnification for any Taxes (which indemnification is provided in Sub-Clause 3.8).

(d)	Priority. All amounts payable by the Issuer pursuant to Sub-Clause 11.4 (a) (excluding paragraph 2 of (a)), (b) and (c) shall be paid in accordance with and subject to Sub-Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) or 5.4 (Application of Funds in the Issuer Principal Collection Account) as relevant, at the option of the Issuer, paid from any other source available to it.

11.5	[RESERVED]

11.6	[RESERVED]

11.7	Third Party Beneficiary

A Person who is not party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement. This Sub-Clause 11.7 (Third Party Beneficiary) does not affect any right or remedy of any Person which exists or is available otherwise than pursuant to that Act.

11.8	Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

11.9	Governing Law; Jurisdiction; Service of Process

(a)	Governing Law

The Issuer Notes, this Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and shall be construed in accordance with English law.

(b)	Jurisdiction

The parties agree that the courts of England have exclusive jurisdiction to settle any Dispute arising out of or in connection with this Agreement and therefore irrevocably submit to the jurisdiction of those courts.

(c)	Convenient Forum

The parties agree that the courts of England are an appropriate and convenient forum to settle Disputes between them and, accordingly, the parties will not argue to the contrary.

(d)	Service of Process

The Issuer agrees that the process by which any proceedings arising out of or in connection with this Agreement or any other Related Document may be served on it is by being delivered to Hertz Europe Limited of Hertz House, 11 Vine Street, Uxbridge, Middlesex UB8 1QE and if the appointment of a process agent by a party ceases to be effective, the Issuer shall immediately appoint another Person in England as its process agent in respect of this Agreement and notify the other parties of the appointment and, if such party to a Related Document fails to appoint such further person, the Issuer Security Trustee may appoint another agent for this purpose. The Issuer further agrees that failure by an agent for service of process to notify such party to a Related Document of such process will not invalidate the proceedings concerned.

11.10	Amendments

(a)	The provisions of this Agreement may be amended, supplemented or modified only in accordance with Annex 2 paragraph 2 (Amendments).

(b)	Other than Sub-Clause 7.1 (Amortization Events), the provisions of this Agreement may be waived only in accordance with Annex 2 paragraph 2 (Amendments).

(c)	The provisions of Sub-Clause 7.1 (Amortization Events) may be waived only in accordance with Sub-Clause 7.2 (Effects of Amortization Events).

(d)	Any amendment hereof can be effected without the Administrative Agent being party thereto; provided however, that no such amendment, modification or waiver of this Agreement that affects the rights or duties of the Administrative Agent shall be effective unless the Administrative Agent shall have given its prior written consent thereto.

(e)	The Issuer Security Trustee shall sign any amendment to this Agreement or any Issuer Related Document authorized or permitted pursuant to this Sub-Clause 11.10 or Annex 2 paragraph 2 (Amendments) if the amendment does not adversely affect the rights, duties, powers, Liabilities or immunities of the Issuer Security Trustee. If it does, the Issuer Security Trustee may, but need not, sign it.

(f)	For the avoidance of doubt, other than as set out in this Sub-Clause 11.10 (Amendments) and Annex 2 paragraph (2) (Amendments), no consent or approval from any other party is required for any amendments hereto.

11.11	Administrator to Act on Behalf of the Issuer

Pursuant to the Issuer Administration Agreement, the Issuer Administrator has agreed to provide certain services to the Issuer and to take certain actions on behalf of the Issuer, including performing or otherwise satisfying any action, determination, calculation, direction, instruction, notice, delivery or other performance obligation, in each case, permitted or required by the Issuer pursuant to this Agreement. Each Noteholder by its acceptance of an Issuer Note and each of the parties hereto by its execution hereof, hereby consents to the provision of such services and the taking of such action by the Issuer Administrator in lieu of the Issuer and hereby agrees that the Issuer’s obligations hereunder with respect to any such services performed or action taken shall be deemed satisfied to the extent performed or taken by the Issuer Administrator and to the extent so performed or taken by the Issuer Administrator shall be deemed for all purposes hereunder to have been so performed or taken by the Issuer; provided that, for the avoidance of doubt, none of the foregoing shall create any payment obligation of the Issuer Administrator or relieve the Issuer of any payment obligation hereunder.

11.12	Successors

All agreements of the Issuer herein and the Issuer Notes shall bind its successor; provided, however, except as provided in Sub-Clause 11.10, the Issuer may not assign its obligations or rights under this Agreement or any Issuer Note. All agreements of the Issuer Security Trustee herein shall bind its successor.

11.13	Termination

(a)	This Agreement shall cease to be of further effect when (i) the Issuer has paid all sums payable on all Issuer Notes theretofore issued which are Outstanding and (ii) the Letter of Credit Amount is equal to zero.

(b)	The representations and warranties set forth in Sub-Clause 6.1 of this Agreement shall survive for so long as any Issuer Note is Outstanding.

11.14	[RESERVED]

11.15	Electronic Execution

This Agreement may be transmitted and/or signed by facsimile or other electronic means (i.e., a “pdf” or “tiff”). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on each party hereto. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any amendment hereto or other modification hereof (including, without limitation, waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be.

11.16	[RESERVED]

11.17	Notices

Unless otherwise specified herein, all notices, communications, requests, instructions and demands by any Party hereto to another shall be delivered in accordance with the provisions of Clause 3 of the Master Definitions and Construction Agreement and Clause 23 of the Issuer Security Trust Deed.

11.18	Credit Risk Retention.

In no event shall the Issuer Security Trustee have any responsibility to monitor compliance with or enforce compliance with credit risk retention requirements for asset-backed securities or other rules or regulations relating to risk retention. The Issuer Security Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Noteholder or other party for violation of such rules now or hereafter in effect.

11.19	[RESERVED]

11.20	[RESERVED]

11.21	[RESERVED]

11.22	Non-Petition against the Issuer

Notwithstanding anything to the contrary herein or any Issuer Related Document, only the Issuer Security Trustee may pursue the remedies available under the general law or under the Issuer Security Trust Deed to enforce this Agreement, the Issuer Security or any Issuer Note and no other Person shall be entitled to proceed directly against the Issuer in respect hereof (unless the Issuer Security Trustee, having become bound to proceed in accordance with the terms of the Related Documents, fails or neglects to do so). Each party hereto hereby agrees with and acknowledges to each of the Issuer and the Issuer Security Trustee until the date falling one year and one day after the Legal Final Payment Date, that:

(a)	it shall not have the right to take or join any Person in taking any steps against the Issuer for the purpose of obtaining payment of any amount due from the Issuer (other than serving a written demand subject to the terms of the Issuer Security Trust Deed); and

(b)	neither it nor any Person on its behalf shall initiate or join any Person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to the Issuer, provided that, the Issuer Security Trustee shall have the right to take any action pursuant to and in accordance with the relevant Issuer Related Documents and Issuer Security Documents.

11.23	No Proceedings against Conduit Investors

Notwithstanding anything to the contrary herein or any Issuer Related Document to which the relevant Conduit Investor is expressed to be a party, each party to this Agreement hereby agrees with and acknowledges to each of the Conduit Investors, that neither it nor any Person on its behalf shall initiate or join any Person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to such Conduit Investor until the date following two years and one day after all notes and commercial paper issued by such Conduit Investor have been redeemed in full and all of the relevant Conduit Investor’s obligations and Liabilities (whether actual or contingent) arising or incurred under or in connection with its asset-backed commercial paper programme or any other notes programme established by it have been discharged in full.

11.24	No Recourse Against the Issuer

Each party hereto agrees with and acknowledges to each of the Issuer and the Issuer Security Trustee that, notwithstanding any other provision of any Issuer Related Document, all obligations of the Issuer to such entity are limited in recourse as set out below:

(a)	it will have a claim only in respect of the Issuer Collateral and will not have any claim, by operation of law or otherwise, against, or recourse to any of the other assets of the Issuer or its contributed capital;

(b)	sums payable to it in respect of any of the Issuer’s obligations to it shall be limited to the lesser of (i) the aggregate amount of all sums due and payable to it and (ii) the aggregate amounts received, realised or otherwise recovered by or for the account of the Issuer Security Trustee in respect of the Issuer Security whether pursuant to enforcement of the Issuer Security or otherwise; and

(c)	upon the Issuer Security Trustee giving written notice that it has determined in its opinion that there is no reasonable likelihood of there being any further realisations in respect of the Issuer Security (whether arising from an enforcement of the Issuer Security or otherwise) which would be available to pay unpaid amounts outstanding under the relevant Issuer Related Documents, it shall have no further claim against the Issuer in respect of any such unpaid amounts and such unpaid amounts shall be discharged in full.

11.25	Limited Recourse Against the Conduit Investors

Notwithstanding anything to the contrary herein or any Issuer Related Document to which a Conduit Investor is expressed to be a party, each party to this Agreement agrees with the Conduit Investor that all amounts payable or expressed to be payable by such Conduit Investor pursuant to this Agreement shall be recoverable solely out of its assets (and, in the case of Matchpoint, solely from the Issuer Collateral, as defined in the documents relating to Matchpoint’s asset-backed commercial paper program) (except to the extent that the Conduit Investor is not entitled as a matter of law to retain amounts paid to it, or amounts that are received by any Person and any liquidator or creditor of the Conduit Investor where such Person is not entitled as a matter of law to retain such amounts paid), and each party to this Agreement hereby agrees with the Conduit Investor that the Conduit Investor shall be liable in respect of any claim which such party may have against it only to the extent that the Conduit Investor has funds available for such purpose in accordance with the relevant priority of payments applicable to the Conduit Investor (which in the case of Matchpoint is the Issuer Priority of Payments, as defined in the documents relating to Matchpoint’s asset-backed commercial paper program) and that, to the extent that any such claims remain unpaid after the application of such funds in accordance with such priority of payments, such claims shall be extinguished, and to the extent that any Liabilities of any Conduit Investor remains unpaid after the application of such sums, assets and proceeds, such Liabilities shall be extinguished.

11.26	Non-Petition – Gresham Receivables (No. 32) UK Limited

Notwithstanding anything to the contrary herein or in any Issuer Related Document to which Gresham Receivables (No. 32) UK Limited (“Gresham”) is expressed to be a party, each party to this Agreement hereby agrees with and acknowledges to Gresham, that neither it nor any person on its behalf shall initiate or join any person in initiating an Event of Bankruptcy or the appointment of any Insolvency Official in relation to Gresham until the date following two (2) years and one day after all notes and commercial paper issued by Gresham (or the Person(s) issuing notes and commercial paper as part of a conduit arrangement with Gresham) have been redeemed in full and all of Gresham’s obligations and liabilities (whether actual or contingent) arising or incurred under or in connection with such asset-backed commercial paper programme or any other notes programme established by it have been discharged in full.

11.27	Limited Recourse – Gresham Receivables (No. 32) UK Limited

Notwithstanding any other provision of this Agreement, each party hereto agrees and acknowledges with Gresham that:

(a)	it will only have recourse in respect of any amount, claim or obligation due or owing to it by Gresham (the “Claims”) to the extent of available funds pursuant to the asset-backed commercial paper notes issuance programme (the “Programme Documents”) of which Gresham is a part subject to and in accordance with the terms thereof and after all other prior ranking claims in respect thereof have been satisfied and discharged in full;

(b)	following the application of funds following enforcement of the security interests created over Gresham’s assets under the relevant Programme Documents, subject to and in accordance with the provisions relating to the application of funds specified therein, Gresham will have no assets available for payment of its obligations under such documents and this Agreement other than as provided for pursuant to the Programme Documents and any Claims will accordingly be extinguished to the extent of any shortfall; and

(c)	the obligations of Gresham under the Programme Documents and this Agreement will not be obligations or responsibilities of, or guaranteed by, any other person or entity.

11.28	Corporate Obligation – Gresham Receivables (No. 32) UK Limited

Notwithstanding any other provision of this Agreement, no recourse under any obligation, covenant or agreement of Gresham contained in this Agreement shall be had against any shareholder, member, officer, director, employee or agent of Gresham, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of Gresham, and that no personal liability shall attach to or be incurred by the shareholders, members, officers, directors, employees or agency of Gresham, as such, or any of them under or by reason of any of the obligations, covenants or agreements of Gresham contained in this Agreement or implied therefrom and that any and all personal liability for breaches by Gresham of any of such obligations, covenants or agreements, either at law or by statute or constitution of every such shareholder, member, officer, director, employee or agent is hereby expressly waived as a condition of an in consideration for the execution of this Agreement

11.29	Non-Petition – Matchpoint Finance Plc

Each party agrees that it shall not institute against, or join any Person in instituting against, Matchpoint Finance plc (“Matchpoint”) any bankruptcy, examinership, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any bankruptcy or similar law of any jurisdiction, for two (2) years and one day after (i) the latest maturing commercial paper note of any series (as set out in the Programme Documents (as defined below) of Matchpoint) or (ii) the latest maturing medium term note of Matchpoint, if any, is paid in full. This Clause shall survive termination of this Agreement and the termination of each Transaction Document to which Matchpoint is a party to.

11.30	Limited Recourse – Matchpoint Finance Plc

The obligations of Matchpoint under this Agreement are solely the corporate obligations of Matchpoint and are payable solely to the extent of available funds pursuant to the Programme Documents. No recourse shall be had for the payment of any amount owing by Matchpoint under this Agreement or for the payment by Matchpoint of any fee in respect hereof or any other obligation or claim of or against Matchpoint arising out of or based upon this Agreement, against any employee, director, officer, member, manager or affiliate of Matchpoint; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might have as a result of fraudulent acts or omissions committed by them. Each party agrees that Matchpoint shall be liable for any claims that it may have against Matchpoint only to the extent that Matchpoint has funds available for such purpose in accordance with the programme documents in respect of its Euro 20,000,000,000 asset-backed commercial paper notes issuance programme (“Programme Documents”) and that, to the extent that any such claims remain unpaid after the application of such funds in accordance with the Programme Documents such claims shall be extinguished. The provisions of this Clause 11.30 will survive the termination of this Agreement and the termination of each Transaction Document to which Matchpoint is a party to.

11.31	Non-Petition and Limited Recourse in respect of Managed and Enhanced Tap (Magenta) Funding S.T.

Each of the parties hereto acting for itself hereby agrees with and acknowledges to Managed and Enhanced Tap (Magenta) Funding S.T. ("Magenta") that:

(a)	all sums due or owing to any party from or by Magenta hereunder shall be payable by Magenta in accordance with the Compartment Order of Priority, and provided that all liabilities of Magenta are required to be paid in priority thereto and a pro rata amount of all amounts to be paid pari passu therewith pursuant to the Compartment Order of Priority, have been paid, discharged and/or otherwise provided for in full;

(b)	it shall not be entitled to take any steps or proceedings which would result in the Compartment Order of Priority not being observed;

(c)	it shall not to take any action or proceedings against Magenta to recover any amounts payable by Magenta to it hereunder;

(d)	pursuant to article L. 214–175–III of the French Code monétaire et financier, any claim it may have against Magenta will be limited, and it shall have only recourse, to the assets of Magenta subject to the Compartment Order of Priority and any statutory priority of payment; and

(e)	pursuant to article L. 214–175–III of the French Code monétaire et financier, neither the Compartment nor Magenta is subject to the provisions of Book VI of the French Code de commerce relating to insolvency proceedings.

Where:

“Compartment Order of Priority” means the following order of priority, with no sum being applied to an item with a lower ranking in the order of priority until all items with a higher ranking have been paid in full:

(i)	Firstly: on a pro rata and pari passu basis, (i) to transfer to the ABCP Programme Account (as defined in the Common Terms Agreement) such amounts as are required to pay or to provide for the pro rata share of ABCP Programme Expenses (as defined in the Common Terms Agreement) allocated to Magenta, as determined by the Calculation Agent (as defined in the Common Terms Agreement), and (ii) to pay or to provide for any commitment fees under any Transaction Specific Liquidity Facility Agreement entered into by Magenta;

(ii)	Secondly: to the payment or the provisioning on a pro rata and pari passu basis of the following:

1.	to transfer to the ABCP Programme Account such amounts as are required to finance the amounts due (whether in respect of interest capital or discount) under the CP Notes (as defined in the Common Terms Agreement) issued by Magenta to re-finance Magenta as determined by the Calculation Agent;

2.	the payment of the subscription price of the applicable Class A Note by Magenta;

3.	the payment of the principal and interest amounts of any advances made available to the Magenta under Transaction Specific Liquidity Facilities (as defined in the Common Terms Agreement) which are due to be paid on such day and were drawn under the circumstances set out in Clauses 6.2.1 or 6.2.2 of the ABCP Programme Master Framework Agreement (as defined in the Common Terms Agreement); and

4.	to the Repo Counterparty (as defined in the Common Terms Agreement), the amounts (if any) due under a Repo Agreement (as defined in the Common Terms Agreement) in respect of the Repurchase Price of Eligible Assets (as such terms are defined in the Common Terms Agreement).

(iii)	Thirdly: to pay or to provide for any increased costs under any Transaction Specific Liquidity Facility Agreement entered into by the Magenta;

(iv)	Fourthly: on any date other than the date Magenta is liquidated, any surplus funds shall be paid to the ABCP Programme Account; and

(v)	Fifthly: on the date the Magenta is liquidated, any surplus funds shall be distributed to the shareholders.

“Common Terms Agreement” means the agreement entitled “Definitions, Interpretation and Common Terms Agreement” entered into on 12 March 2010 between Managed and Enhanced Tap (MAGENTA) Funding S.T., Eurotitrisation and Natixis, as amended from time to time.

“Transaction Specific Liquidity Facility Agreement” means the facility agreement entered      into by Magenta with Natixis as liquidity bank for an amount of EUR 117,300,000.

11.32	Non-Petition – Sunderland Receivables S.A.

Each party agrees that it shall not institute against, or join any Person in instituting against, or Sunderland Receivables S.A. ("Sunderland") any bankruptcy, examinership, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any bankruptcy or similar law of any jurisdiction, for two (2) years and one day after: (i) the latest maturing commercial paper note of any series issued by the Issuer as per the Related Documents; or (ii) the latest maturing medium term note of Sunderland, if any, is paid in full.

11.33	Limited Recourse – Sunderland Receivables S.A.

The obligations of Sunderland under this Agreement are solely the corporate obligations of Sunderland respectively and are payable solely to the extent of available funds pursuant to the commercial paper note of any series issued by the Issuer as per the Related Documents. No recourse shall be had for the payment of any amount owing by Sunderland under this Agreement or any Related Document or for the payment by Sunderland of any fee in respect hereof or any other obligation or claim of or against Sunderland arising out of or based upon this Agreement or any Related Documents, against any employee, director, officer, member, manager or affiliate of Sunderland respectively; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might have as a result of fraudulent acts or omissions committed by them. Each party agrees that Sunderland shall be liable for any claims that it may have against Sunderland only to the extent that Sunderland has funds available for such purpose in accordance with the commercial paper note of any series issued by the Issuer as per the Related Documents and that, to the extent that any such claims remain unpaid after the application of such funds in accordance with the commercial paper note of any series issued by the Issuer as per the Related Documents such claims shall be extinguished.

11.34	Survival

The provisions of Sub-Clauses 11.22 through 11.35 shall survive the termination of this Agreement.

11.35	Power of Attorney

If an entity incorporated in the Netherlands is represented by an attorney or attorneys in connection with the signing, execution or delivery of this Agreement or any document, agreement or deed referred to herein or made pursuant hereto, the relevant power of attorney is expressed to be governed by the laws of the Netherlands and it is hereby expressly acknowledged and accepted by the other parties that such laws shall govern the existence and extent of such attorney’s or attorneys’ authority and the effects of the exercise thereof.

11.36	Listing

Any Class B Notes which are not held by Credit Agricole Corporate and Investment Bank shall be listed and admitted to trading on the Vienna MTF; or on such other exchange as is consented to by the Required Noteholders based on the advice of Irish counsel, and it shall be a condition to the issuance of such Class B Notes that they are to be so listed and admitted to trading.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

INTERNATIONAL FLEET FINANCING NO.2 B.V., as Issuer

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS TRUST CORPORATION UK LIMITED, as Issuer Security Trustee

By:
Name:
Title:

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HERTZ EUROPE LIMITED, as Issuer Administrator

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

Credit Agricole Corporate and Investment Bank, as Class A Committed Note Purchaser, Class A Funding Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

SIGNED for and on behalf of MATCHPOINT FINANCE PUBLIC LIMITED COMPANY, as Class A Conduit Investor and Class A Committed Note Purchaser, by its lawfully appointed attorney

(Matchpoint Finance Public Limited Company by its attorney ________________________)
in the presence of:-

(Witness’ Signature)

(Witness’ Address)

(Witness’ Occupation)

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BNP PARIBAS S.A.
as Class A Funding Agent

By:
Name:
Title:

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

DEUTSCHE BANK AG, LONDON BRANCH, as Class A Committed Note Purchaser

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK AG, LONDON BRANCH, as Class A Funding Agent

By:
Name:
Title:

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

BARCLAYS BANK PLC, as Class A Committed Note Purchaser and Class A Funding Agent

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

SUNDERLAND RECEIVABLES S.A. as Class A Conduit Investor

By:
Name:
Title: Director

By:
Name:
Title: Director

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

HSBC CONTINENTAL EUROPE, as Class A Funding Agent

By:
Name:
Title:

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as Class A Conduit Investor and as Class A Committed Note Purchaser

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

NATIXIS S.A., as Class A Funding Agent

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

ROYAL BANK OF CANADA, as Class A Committed Note Purchaser and Class A Funding Agent

By:
Name of Authorised Signatory:
Title:

By:
Name of Authorised Signatory:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as Class A Conduit Investor and Class A Committed Note Purchaser

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

LLOYDS BANK PLC, as Class A Funding Agent acting by its duly authorised signatories

By:
Name:
Title:

By:
Name:
Title:

This agreement was not separately executed by the parties hereto but was agreed to by the parties pursuant to, and included as a schedule to, a separately signed administrative agreement that is not material to the registrant(s).

SCHEDULE 1

DEFINITIONS LIST

[RESERVED]

SCHEDULE 2

part 1 – closing date

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser

Class A Initial Investor Group Principal Amount: €120,000,000

Class A Committed Note Purchaser Percentage: 16%

Class A Maximum Investor Group Principal Amount: €160,000,000

Class A Initial Advance Amount: €120,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Initial Investor Group Principal Amount: €90,000,000

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €120,000,000

Class A Initial Advance Amount: €90,000,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Initial Investor Group Principal Amount: €90,000,000

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €120,000,000

Class A Initial Advance Amount: €90,000,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Initial Investor Group Principal Amount: €90,000,000

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €120,000,000

Class A Initial Advance Amount: €90,000,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

BARCLAYS BANK PLC, as a Class A Committed Note Purchaser

Class A Initial Investor Group Principal Amount: €90,000,000

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €120,000,000

Class A Initial Advance Amount: €90,000,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note

Purchaser and Class A Conduit Investor

Class A Initial Investor Group Principal Amount: €90,000,000

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €120,000,000

Class A Initial Advance Amount: €90,000,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

ROYAL BANK OF CANADA, Class A Committed Note Purchaser

Class A Initial Investor Group Principal Amount: €90,000,000

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €120,000,000

Class A Initial Advance Amount: €90,000,000

ROYAL BANK OF CANADA, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Initial Investor Group Principal Amount: €90,000,000

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €120,000,000

Class A Initial Advance Amount: €90,000,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

part 2 – second amendment date

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

Subject to the Refinancing Deed of Covenant:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 16.00%

Class A Maximum Investor Group Principal Amount: €72,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €54,000,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €54,000,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €54,000,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

BARCLAYS BANK PLC, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €54,000,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note

Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €54,000,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

ROYAL BANK OF CANADA, Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €54,000,000

ROYAL BANK OF CANADA, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 12.00%

Class A Maximum Investor Group Principal Amount: €54,000,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

part 3 – Third amendment date

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 16.00%

Class A Maximum Investor Group Principal Amount: €120,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €90,000,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €90,000,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €90,000,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

BARCLAYS BANK PLC, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €90,000,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note

Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €90,000,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

ROYAL BANK OF CANADA, Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €90,000,000

ROYAL BANK OF CANADA, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 12%

Class A Maximum Investor Group Principal Amount: €90,000,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

part 4 – FIFTH amendment date

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €118,250,000

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Funding Agent and a Class A Committed Note Purchaser

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 14%

Class A Maximum Investor Group Principal Amount: €154,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €118,250,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €118,250,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €118,250,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

BARCLAYS BANK PLC, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €118,250,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note

Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €118,250,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

ROYAL BANK OF CANADA, Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €118,250,000

ROYAL BANK OF CANADA, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €118,250,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

part 5 – SIXTH amendment date

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €129,000,000

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Funding Agent and a Class A Committed Note Purchaser

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 14.00%

Class A Maximum Investor Group Principal Amount: €168,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €129,000,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €129,000,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €129,000,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

BARCLAYS BANK PLC, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €129,000,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note

Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €129,000,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

ROYAL BANK OF CANADA, Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €129,000,000

ROYAL BANK OF CANADA, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.75%

Class A Maximum Investor Group Principal Amount: €129,000,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

PART 6 – SEVENTH AMENDMENT DATE

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 8.79%

Class A Maximum Investor Group Principal Amount: € 129,000,000

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Funding Agent and a Class A Committed Note Purchaser

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 14.31%

Class A Maximum Investor Group Principal Amount: € 210,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent and a Class A Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

SUNDERLAND RECEIVABLES S.A, as a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

ROYAL BANK OF CANADA, Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

ROYAL BANK OF CANADA, as a Class A Funding Agent and Class A Committed Note Purchaser for IRISH RING RECEIVABLES PURCHASER DESIGNATED ACTIVITY COMPANY, as a Class A Conduit Investor

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: € 161,250,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

PART 7 – NINTH AMENDMENT DATE

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.01%

Class A Maximum Investor Group Principal Amount: € 129,000,000

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Funding Agent and a Class A Committed Note Purchaser

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser and Class B Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 14.12%

Class A Maximum Investor Group Principal Amount: € 182,000,000

Class B Committed Note Purchaser Percentage: 100%

Class B Maximum Investor Group Principal Amount: € 50,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent, a Class A Committed Note Purchaser, a Class B Funding Agent and a Class B Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

SUNDERLAND RECEIVABLES S.A, as a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

ROYAL BANK OF CANADA, ACTING THROUGH ITS LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

ROYAL BANK OF CANADA, ACTING THROUGH ITS LONDON BRANCH as a Class A Funding Agent and Class A Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

PART 8 – TENTH AMENDMENT DATE

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.01%

Class A Maximum Investor Group Principal Amount: € 129,000,000

BANK OF AMERICA EUROPE DESIGNATED ACTIVITY COMPANY, as a Class A Funding Agent and a Class A Committed Note Purchaser

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser and Class B Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 14.12%

Class A Maximum Investor Group Principal Amount: € 182,000,000

Class B Committed Note Purchaser Percentage: 100%

Class B Maximum Investor Group Principal Amount: € 50,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent, a Class A Committed Note Purchaser, a Class B Funding Agent and a Class B Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

SUNDERLAND RECEIVABLES S.A, as a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

ROYAL BANK OF CANADA, ACTING THROUGH ITS LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

ROYAL BANK OF CANADA, ACTING THROUGH ITS LONDON BRANCH as a Class A Funding Agent and Class A Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.84%

Class A Maximum Investor Group Principal Amount: € 139,750,000

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

MOTION LUX S.À.R.L., as a Class C Committed Note Purchaser

Class C Committed Note Purchaser Percentage: 100%

Class C Maximum Investor Group Principal Amount: € 100,000,000

MOTION LUX S.À.R.L., as a Class C Funding Agent and a Class C Committed Note Purchaser

PART 9 – ELEVENTH AMENDMENT DATE

CONDUIT INVESTORS AND COMMITTED NOTE PURCHASERS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Committed Note Purchaser and Class B Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 16.51%

Class A Maximum Investor Group Principal Amount: €210,000,000

Class B Committed Note Purchaser Percentage: 100%

Class B Maximum Investor Group Principal Amount: € 50,000,000

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Class A Funding Agent, a Class A Committed Note Purchaser, a Class B Funding Agent and a Class B Committed Note Purchaser

MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: €139,750,000

BNP PARIBAS S.A., as a Class A Funding Agent for MATCHPOINT FINANCE PLC, as a Class A Committed Note Purchaser and Class A Conduit Investor

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12.63%

Class A Maximum Investor Group Principal Amount: €160,712,500

DEUTSCHE BANK AG, LONDON BRANCH, as a Class A Funding Agent and a Class A Committed Note Purchaser

HSBC CONTINENTAL EUROPE, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 12.63%

Class A Maximum Investor Group Principal Amount: €160,712,500

HSBC CONTINENTAL EUROPE, as a Class A Funding Agent and a Class A Committed Note Purchaser

SUNDERLAND RECEIVABLES S.A., as a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 12.63%

Class A Maximum Investor Group Principal Amount: €160,712,500

BARCLAYS BANK PLC, as a Class A Funding Agent and a Class A Committed Note Purchaser

MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: €139,750,000

NATIXIS S.A., as a Class A Funding Agent, for MANAGED AND ENHANCED TAP (MAGENTA) FUNDING S.T., as a Class A Committed Note Purchaser and Class A Conduit Investor

ROYAL BANK OF CANADA, ACTING THROUGH ITS LONDON BRANCH, as a Class A Committed Note Purchaser

Class A Committed Note Purchaser Percentage: 10.99%

Class A Maximum Investor Group Principal Amount: €139,750,000

ROYAL BANK OF CANADA, ACTING THROUGH ITS LONDON BRANCH as a Class A Funding Agent and Class A Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

Class A Committed Note Purchaser Percentage: 12.63%

Class A Maximum Investor Group Principal Amount: €160,712,500

LLOYDS BANK PLC, as a Class A Funding Agent for GRESHAM RECEIVABLES (NO. 32) UK LIMITED, as a Class A Committed Note Purchaser and a Class A Conduit Investor

MOTION LUX S.À.R.L., as a Class C Committed Note Purchaser

Class C Committed Note Purchaser Percentage: 100%

Class C Maximum Investor Group Principal Amount: € 100,000,000

MOTION LUX S.À.R.L., as a Class C Funding Agent and a Class C Committed Note Purchaser

SCHEDULE 3

INTEREST RATE CAP AMORTIZATION SCHEDULE

Date of Determination Occurring During Period Set Forth Below	Notional Amount of Interest Rate Caps as Percentage of Class A Maximum Principal Amount / Class B Maximum Principal Amount
On or prior to Expected Final Payment Date plus five Payment Dates	100.00%
After (x) Expected Final Payment Date plus five Payment Dates but on or prior to (y) Expected Final Payment Date plus six Payment Dates	87.50%
After (x) Expected Final Payment Date plus six Payment Dates but on or prior to (y) Expected Final Payment Date plus seven Payment Dates	75.00%
After (x) Expected Final Payment Date plus seven Payment Dates but on or prior to (y) Expected Final Payment Date plus eight Payment Dates	62.50%
After (x) Expected Final Payment Date plus eight Payment Dates but on or prior to (y) Expected Final Payment Date plus nine Payment Dates	50.00%
After (x) Expected Final Payment Date plus nine Payment Dates but on or prior to (y) Expected Final Payment Date plus ten Payment Dates	37.50%
After (x) Expected Final Payment Date plus ten Payment Dates but on or prior to (y) Expected Final Payment Date plus eleven Payment Dates	25.00%
After (x) Expected Final Payment Date plus eleven Payment Dates but on or prior to (y) Legal Final Payment Date	12.50%
After Legal Final Payment Date	0%

ANNEX 1
REPRESENTATIONS AND WARRANTIES

1	The Issuer. The Issuer represents and warrants to each Conduit Investor, each Committed Note Purchaser and each Funding Agent that each of its representations and warranties set out in the Issuer Related Documents is true and correct (i) as of the Closing Date, (ii) in respect of (a), on each Payment Date and (iii) during the Rapid Amortization Period, as of each Payment Date (in each case, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and further represents and warrants to such parties that:

(a)	no Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes, is continuing;

(b)	assuming each Conduit Investor or other purchaser of the Issuer Notes hereunder is not purchasing with a view toward further distribution and there has been no general solicitation or general advertising within the meaning of the Securities Act, and further assuming that the representations and warranties of each Conduit Investor set forth in Clause 6 are true and correct, the offer and sale of the Issuer Notes in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and neither the Issuer Note Framework Agreement or this Agreement is required to be qualified under the Trust Indenture Act;

(c)	on the Closing Date, the Issuer has furnished to the Administrative Agent true, accurate and complete copies of all Issuer Related Documents to which it is a party as of the Closing Date, all of which are in full force and effect as of the Closing Date;

(d)	as of the Closing Date, none of the written information furnished by the Issuer, Hertz or any of its Affiliates, agents or representatives to the Conduit Investors, the Committed Note Purchasers, the Administrative Agent or the Funding Agents for purposes of or in connection with this Agreement, including any information relating to the Collateral, taken as a whole, is inaccurate in any material respect, or contains any material misstatement of fact, or omits to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case as of the date such information was stated or certified unless such information has been superseded by subsequently delivered information;

(e)	the Issuer is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act. In reaching this conclusion, although other statutory or regulatory exemptions under the Investment Company Act may be available, the Issuer has relied on the exemption from registration set forth in Section 3(c)(7) under the Investment Company Act;

(f)	to the extent applicable, except as would not reasonably be expected to have a Material Adverse Effect, the Issuer Administrator and the Issuer are, and to the knowledge of the Issuer Administrator and the Issuer, its respective directors are, in compliance with (i) the Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, (ii) the Trading with the Enemy Act, as amended, (iii) any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and any other enabling legislation or executive order relating thereto as well as sanctions laws and regulations of the United Nations Security Council, the European Union or any member state thereof and the United Kingdom (collectively, “Sanctions”) and (iv) the Foreign Corrupt Practices Act of 1977, as amended, and all laws, rules and regulations of the European Union and United Kingdom applicable to the Issuer and the Issuer Administrator from time to time concerning or relating to bribery or corruption (“Anti-Corruption Laws”);

(g)	none of the Issuer or the Issuer Administrator or, to the knowledge of the Issuer, any director or officer of the Issuer Administrator or the Issuer, is the target of any Sanctions (a “Sanctioned Party”). Except as would not reasonably be expected to have a Material Adverse Effect, none of the Issuer Administrator or the Issuer is organized or resident in a country or territory that is the target of a comprehensive embargo under Sanctions (including as of the date of this Agreement, without limitation, Cuba, Iran, North Korea, Sudan, Syria, the Crimea Region of the Ukraine and any non-government controlled areas of Ukraine (each a "Sanctioned Country"). None of the Issuer or the Issuer Administrator will knowingly (directly or indirectly) use the proceeds of any Advance (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in material violation of Anti-Corruption Laws or (ii) for the purpose of funding or financing any activities or business of or with any Person that at the time of such funding or financing is a Sanctioned Party or organized or resident in a Sanctioned Country, to the extent that such Anti-Corruption Laws or Sanctions are legally applicable to such Advance or use of proceeds;

(h)	except as would not reasonably be expected to have a Material Adverse Effect, the Issuer Administrator, the Issuer and their officers are, and to the knowledge of the Issuer Administrator and the Issuer, their respective directors, employees, agents or other persons acting on behalf of the Issuer Administrator or the Issuer are, (i) in compliance with and not under investigation or threat of investigation, and (ii) and have not engaged in any activity or conduct, in each case which would violate any applicable Sanctions, Anti-Corruption Laws or anti-money laundering laws or regulations (“Anti-Money Laundering Laws”). None of the Issuer or the Issuer Administrator will knowingly (directly or indirectly) use the proceeds of any Advance for any purpose that would breach Anti-Money Laundering Laws;

(i)	the Issuer Administrator and the Issuer have instituted and will maintain in effect policies and procedures designed to ensure compliance with Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws;

(j)	notwithstanding anything to the contrary in this Agreement or any other Related Document, these paragraphs 1(f) to (j) shall not apply in relevant part to the Issuer Administrator or the Issuer if they are organized under the laws of any member state of the European Union solely to the extent this paragraph 1(j) would violate the provisions of the Council Regulation (EC) No 2271/96 of 22 November 1996 protecting against the effects of the extra-territorial application of legislation adopted by a third country, and actions based thereon or resulting therefrom" or any other applicable anti-boycott statute;

(k)	the Issuer is resident for tax purposes in Ireland and does not have a permanent establishment or other presence rendering it liable to taxation elsewhere.

2	Administrator. The Issuer Administrator represents and warrants to, the Issuer, each Conduit Investor, each Committed Note Purchaser and each Funding Agent that:

(a)	each representation and warranty made by it in each Issuer Related Document, is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b)	except as would not be reasonably be expected to have a Material Adverse Effect, the Issuer Administrator and the Issuer are, and to the knowledge of the Issuer Administrator and the Issuer, its respective directors are, in compliance with (i) the Uniting and Strengthening of America by Providing the Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, (ii) the Trading with the Enemy Act, as amended, (iii) any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) and any other enabling legislation or executive order relating thereto as well as sanctions laws and regulations of the United Nations Security Council, the European Union or any member state thereof and the United Kingdom (collectively, “Sanctions”) and (iv) the Foreign Corrupt Practices Act of 1977, as amended, and all laws, rules and regulations of the European Union and United Kingdom applicable to the Issuer and the Issuer Administrator from time to time concerning or relating to bribery or corruption (“Anti- Corruption Laws”);

(c)	none of FleetCo or the Issuer Administrator or, to the knowledge of the Issuer Administrator, any director or officer of the Issuer Administrator or the Issuer, is the target of any Sanctions (a “Sanctioned Party”). Except as would not reasonably be expected to have a Material Adverse Effect, none of the Issuer Administrator or the Issuer is organized or resident in a country or territory that is the target of a comprehensive embargo under Sanctions (including as of the date of this Agreement, without limitation, Cuba, Iran, North Korea, Sudan, Syria, the Crimea Region of the Ukraine and any non-government controlled areas of Ukraine (each a “Sanctioned Country”). None of the Issuer or the Issuer Administrator will knowingly (directly or indirectly) use the proceeds of any Advance (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in material violation of Anti-Corruption Laws or (ii) for the purpose of funding or financing any activities or business of or with any Person that at the time of such funding or financing is a Sanctioned Party or organized or resident in a Sanctioned Country, to the extent that such Anti-Corruption Laws or Sanctions are legally applicable to such Advance or use of proceeds;

(d)	as of the Closing Date, none of the written information furnished by Hertz or any of its Affiliates, agents or representatives to the Conduit Investors, the Committed Note Purchasers, the Administrative Agent or the Funding Agents for purposes of or in connection with this Agreement, including any information relating to the Collateral, taken as a whole, is inaccurate in any material respect, or contains any material misstatement of fact, or omits to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case as of the date such information was stated or certified unless such information has been superseded by subsequently delivered information;

(e)	except as would not reasonably be expected to have a Material Adverse Effect, the Issuer Administrator and its officers are, and to the knowledge of the Issuer Administrator, its directors, employees, agents or other persons acting on behalf of the Issuer Administrator are, (i) in compliance with and not under investigation or threat of investigation, and (ii) and have not engaged in any activity or conduct, in each case which would violate any applicable Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws. The Issuer Administrator will not knowingly (directly or indirectly) use the proceeds of any Advance for any purpose that would breach Anti-Money Laundering Laws;

(f)	the Issuer Administrator has instituted and will maintain in effect policies and procedures designed to ensure compliance with Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws; and

(g)	notwithstanding anything to the contrary in this Agreement or any other Related Document, these paragraphs 2(b), (c) and (e) to (g) shall not apply in relevant part to the Issuer Administrator or Issuer if they are organized under the laws of any member state of the European Union solely to the extent this paragraph 2(d) would violate the provisions of the "Council Regulation (EC) No 2271/96 of 22 November 1996 protecting against the effects of the extra-territorial application of legislation adopted by a third country, and actions based thereon or resulting therefrom" or any other applicable anti-boycott statute;

3	Conduit Investors and Committed Note Purchasers. Each of the Conduit Investors and each of the Committed Note Purchasers represents and warrants to the Issuer and the Issuer Administrator, as of the Closing Date (or, with respect to each Conduit Investor and each Committed Note Purchaser that becomes a party hereto after the Closing Date, as of the date such Person becomes a party hereto), that:

(a)	it has had an opportunity to discuss the Issuer’s and the Issuer Administrator’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuer and the Issuer Administrator and their respective representatives;

(b)	it understands that the Issuer Notes will be subject to the restrictions on transfer described in Annex 4 (Selling Restrictions);

(c)	it will comply with all applicable securities laws in connection with any subsequent resale of the Issuer Notes;

(d)	it is a Qualifying Noteholder;

(e)	it is a “qualified purchaser” within the meaning of the Investment Company Act; and

(f)	it is either (i) not a “U.S. Person” (as defined in Regulation S) or (ii) a “U.S. Person” (as defined in Regulation S) or a U.S. resident (as determined for purposes of the Investment Company Act) and in respect of (ii), (A) it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Issuer Notes, or (B) it is purchasing the Issuer Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in subsection (f)(ii)(A) and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control.

4	Class B Conduit Investors, Class B Noteholders and Class C Noteholders. Each of the Class B Conduit Investors and each of the Class B Committed Note Purchasers and Class C Committed Note Purchasers (each a "Mezzanine Investor") represents and warrants to the Issuer and the Issuer Administrator, as of the Ninth Amendment Date (or, with respect to each Mezzanine Investor that becomes a party hereto after the Ninth Amendment Date, as of the date such Person becomes a party hereto), that:

(a)

(i)	it is and will remain resident for tax purposes solely in Ireland; or

(ii)	both:

(A)	neither it nor any person connected with it has or will have the ability to participate on the board of directors, or any equivalent governing body of the Issuer, or in the financial and operating policy decisions of the Issuer, including where that power does not extend to control or joint control of the Issuer; and

(B)	it (i) is not, nor will be, included in the same consolidated financial statements as the Issuer under international accounting standards (“IAS”) or Irish generally accepted accounting practice and (ii) would not be included in the same consolidated financial statements, if consolidated financial statements were prepared under IAS, except where the Issuer or the Mezzanine Investor is an entity which is valued, or would be so valued if consolidated financial statements were prepared under IAS, in consolidated financial statements (a) using fair value accounting (within the meaning of IAS), or (b) on the basis that it is an asset held for sale or held for distribution (within the meaning of IAS); or

(iii)	by virtue of the law of the Noteholder Territory, the Class B Notes and Class C Notes will be treated as debt instruments and the interest or other distributions payable on the Class B Notes and Class C Notes will be treated as interest income for the purposes of Foreign Tax and no deduction will be claimed by the Mezzanine Investor or any Payee in respect of interest or other distributions on the notes for the interest or other distributions payable on the Class B Notes and Class C Notes; or

(iv)	a corresponding amount to the tax deduction which the Issuer would take in Ireland with respect to interest or other distributions payable on the Class B Notes and Class C Notes to that Mezzanine Investor or any Payee in respect of such notes will be Included in the Noteholder Territory;

(b)	neither it, nor any person connected with it has, and no affiliate or associated enterprise has, or is required to (as the case may be) include the Issuer in Consolidated Financial Statements in circumstances where the assets, liabilities, income, expenses and cash flows of the Issuer are or would be required to be consolidated on a line-by-line basis and this exclusion does not arise by virtue of the Issuer's small size, materiality grounds, or on the grounds that it is held for sale;

(c)	it does not report the financial results of the Issuer under the equity method in its financial statements;

(d)	it is the beneficial owner of the Class B Note or Class C Note (as appropriate) and is beneficially entitled to the interest payable to it in respect of an advance under the Class B Note or Class C Note (as appropriate); and

(e)	where the Class B Notes or Class C Notes (as appropriate) are listed and admitted to trading on the Vienna MTF or on such other exchange as is consented to by the Required Noteholders in accordance with Clause 2.1(a)(iii)(F), Clause 11.36 and/or paragraph 34 of Annex 2 (as applicable), it will provide the Issuer with an executed tax declaration in the form set out in Annex G of this Agreement on or prior to the Payment Date immediately following the date on which it becomes a party to the Issuer Facility Agreement.

ANNEX 2
COVENANTS

The Issuer and the Issuer Administrator each severally covenants and agrees that, until the Issuer Notes have been paid in full and the Term has expired, it will:

1	Performance of Obligations. Duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Issuer Related Document to which it is a party.

2	Amendments

(a)	Not amend, supplement, waive or otherwise modify, or consent to any amendment, supplement, modification or waiver of:

(i)	Subject to clauses (iii)-(xiv) below, any provision of the Issuer Related Documents (other than any waiver of Sub-Clause 7.1 of this Agreement, which waiver shall be governed by Sub-Clause 7.2 of this Agreement and not this Annex 2) without the written consent or sanction of the Required Noteholders, unless, in the opinion of the Issuer Security Trustee such amendment, supplement, waiver, modification or consent is not prejudicial and does not adversely affect the Noteholders; provided that, for the avoidance of doubt, no consent of any Noteholder shall be required and the Issuer Security Trustee may, without the consent or sanction of the Required Noteholders concur with the Issuer and Issuer Administrator and any other persons that are parties thereto in making any amendment, supplement, waiver, modification or consent, if in the opinion of the Issuer Security Trustee, such amendment, supplement, waiver, modification or consent is of a formal, minor or technical nature, or is made to correct a manifest error; and provided further that:

(I) any waiver of a Leasing Company Amortization Event with respect to any FleetCo Note, shall require the written consent of the Required Supermajority Noteholders; and

(II) no consent of any Funding Agent, Noteholder, Committed Note Purchaser or Conduit Investor shall be required for:

(A)	any amendment, supplement, modification or consent with respect to any Interest Rate Cap (A) the sole effect of which amendment, supplement, modification or consent is to (w) increase the notional amount thereunder, (x) modify the notional amortization schedule thereunder applicable during the period between the Expected Final Payment Date and the Legal Final Payment Date (y) decrease the strike rate of or (z) extend the term thereunder (B) if the Issuer is permitted under the Issuer Related Documents to enter into such Interest Rate Cap without the consent of the Noteholders, or

(B)	[Reserved]

(C)	any amendment, supplement, modification or consent with respect to the definitions of “Belgian Commitment Termination Date”, “Dutch Commitment Termination Date”, “FCT Commitment Termination Date”, “French Commitment Termination Date”, “German Commitment Termination Date”, "Italian Commitment Termination Date", “Spanish Commitment Termination Date”, “Belgian Maximum Principal Amount"; “Dutch Maximum Principal Amount”, “French Maximum Principal Amount”, “German Maximum Principal Amount”, "Italian Maximum Principal Amount", or “Spanish Maximum Principal Amount”,

save that to the extent the consent of any majority of Class A Noteholders would not otherwise be required for a matter by operation of this paragraph 2(a)(i), but consent of any Class C Noteholders would be required for such matter by operation of another provision of this Annex 2, the consent of the Required Noteholders (or such higher threshold of Class A Noteholders as the context may require) shall also be required for such matter;

(ii)	Subject to clauses (iii)-(xiv) below, any provision of the FleetCo Related Documents without the written consent or sanction of the Required Noteholders, unless, in the opinion of the Issuer Security Trustee such amendment, supplement, waiver, modification or consent is not prejudicial and does not adversely affect the Noteholders; provided that, for the avoidance of doubt, no consent of any Noteholder shall be required and the Issuer Security Trustee may, without the consent or sanction of the Required Noteholders concur with the Issuer and Issuer Administrator and any other persons that are parties thereto in making any amendment, supplement, waiver, modification or consent, if in the opinion of the Issuer Security Trustee, such amendment, supplement, waiver, modification or consent is of a formal, minor or technical nature, or is made to correct a manifest error, save that to the extent the consent of any majority of Class A Noteholders would not otherwise be required for a matter by operation of this paragraph 2(a)(ii), but consent of any Class C Noteholders would be required for such matter by operation of another provision of this Annex 2, the consent of the Required Noteholders (or such higher threshold of Class A Noteholders as the context may require) shall also be required for such matter;

(iii)	any Letter of Credit so that it is not substantially in the form of Exhibit I to this Agreement without the written consent of the Required Noteholders;

(iv)	THC Guarantee and Indemnity without the written consent of each Committed Note Purchaser, each Conduit Investor and each Funding Agent;

(v)	without prejudice to the requirement to also obtain the consent of Class C Noteholders or, as the case may be, Class B Noteholders in the circumstances contemplated by paragraphs (viii) and (xi) below, any of the following defined terms, or any defined terms included in any of the following defined terms (the “Class A Embedded Defined Terms”) without the written consent of each Class A Committed Note Purchaser, each Class A Conduit Investor and each Class A Funding Agent:

“Aggregate Asset Amount Deficiency”, “Liquidation Event”, “Issuer Aggregate Asset Amount”, "Belgian Aggregate Asset Amount, “Dutch Aggregate Asset Amount”, “French Aggregate Asset Amount”, “German Aggregate Asset Amount”, "Italian Aggregate Asset Amount", “Spanish Aggregate Asset Amount”, “Manufacturer Program”, “Required Contractual Criteria”, “Asset Coverage Threshold Amount”, “Reference Rate”, “Adjusted Asset Coverage Threshold Amount”, , “Restructuring Fee”, "Belgian AAA Component", “Dutch AAA Component”, “French AAA Component”, “German AAA Component”, "Italian AAA Component", “Spanish AAA Component”, “Eligible Manufacturer Receivable”, “Manufacturer Concentration Excess Amount”, “Manufacturer Percentage”, “Maximum Manufacturer Amount”, “Maximum Non-Investment Grade (High) Program Receivable Amount”, “Non-Investment Grade (High) Program Receivable Concentration Excess Amount”, “Non-Program Vehicle 3-month Lookback Concentration Failure Percentage”, “FleetCo AAA Select Component”, “Light-Duty Truck Concentration Excess Amount”, “Maximum Light-Duty Truck Amount”, “Non-Program Vehicle Concentration Excess Amount”, “Spain Concentration Excess Amount”, "Italian Concentration Excess Amount", “CEA Assets”, “Concentration Excess Amount Calculation Convention”, “Individual Concentration Excess Amounts”, “Failure Percentage”, “Market Value Procedures”, “Dutch FleetCo”, "Dutch B FleetCo", “French FleetCo”, “German FleetCo”, "Italian FleetCo", “Spanish FleetCo”, “Dutch OpCo”, “French OpCo”, “German OpCo”, "Italian OpCo", “Spanish OpCo”, “Class A Commitment”, “Class A Commitment Percentage”, “Class A Conduit Assignee”, “Class A CP Rate”, “Class A Funding Conditions”, “Class A Investor Group Principal Amount”, “Class A Maximum Investor Group Principal Amount”, “Class A Program Fee”, “Class A Maximum Principal Amount”, "Belgian Class A Adjusted Advance Rate", “Dutch Class A Adjusted Advance Rate”, “French Class A Adjusted Advance Rate”, “German Class A Adjusted Advance Rate”, "Italian Class A Adjusted Advance Rate", “Spanish Class A Adjusted Advance Rate”, “Belgian Class A Baseline Advance Rate”, "Dutch Class A Baseline Advance Rate”, “French Class A Baseline Advance Rate”, “German Class A Baseline Advance Rate”, "Italian Class A Baseline Advance Rate", “Spanish Class A Baseline Advance Rate”, “Issuer Blended Advance Rate”, “FleetCo Class A Blended Advance Rate”, “Class A Undrawn Fee”, “Class A Concentration Excess Advance Rate Adjustment”, “Class A MTM/DT Advance Rate Adjustment”, “Class A Aggregate Asset Amount Deficiency”, “Class A Asset Coverage Threshold Amount” or “Class A Up-Front Fee”;

provided that, the definition of “Reference Rate” may be amended with the consent of the Administrative Agent (acting on the instructions of all of the Class A Noteholders (or, if a unanimous decision has not been made within a calendar month of the proposed amendment to the Reference Rate, Class A Noteholders holding at least two-thirds of the Class A Principal Amount)) and the Issuer Administrator to provide for the use of a Replacement Benchmark following the occurrence of a Reference Rate Replacement Event.

(vi)	the required amount of Enhancement with respect to the Class A Noteholders without the written consent of each Class A Committed Note Purchaser, each Class A Conduit Investor and each Class A Funding Agent, including the following definitions:

“Class A Required Letter of Credit/Cash Liquid Enhancement Amount”, “Required Letter of Credit/Cash Liquid Enhancement Amount”, “Required Liquid Enhancement Amount” or “Required Reserve Account Amount”;

(vii)	any of the following defined terms without the written consent of each Class B Committed Note Purchaser and each Class B Conduit Investor:

“Class B Commitment”, “Class B Commitment Percentage”, “Class B Conduit Assignee”, “Class B CP Rate”, “Class B Funding Conditions”, “Class B Investor Group Principal Amount”, “Class B Maximum Investor Group Principal Amount”, “Class B Program Fee”, "Belgian Class B Adjusted Advance Rate", “Dutch Class B Adjusted Advance Rate”, “French Class B Adjusted Advance Rate”, “German Class B Adjusted Advance Rate”, "Italian Class B Adjusted Advance Rate", “Spanish Class B Adjusted Advance Rate”, "Belgian Class B Baseline Advance Rate", “Dutch Class B Baseline Advance Rate”, “French Class B Baseline Advance Rate”, “German Class B Baseline Advance Rate”, "Italian Class B Baseline Advance Rate", “Spanish Class B Baseline Advance Rate”, “Class B Undrawn Fee”, “Issuer Class B Blended Advance Rate”, “FleetCo Class B Blended Advance Rate”, “Class B Concentration Excess Advance Rate Adjustment” “Class B MTM/DT Advance Rate Adjustment”, “Class B Aggregate Asset Amount Deficiency”, “Class B Asset Coverage Threshold Amount”, “Class B Up-Front Fee” or “Class B Required Letter of Credit/Cash Liquid Enhancement Amount”;

(viii)	without prejudice to the requirement to obtain the consent of each Class A Committed Note Purchaser, each Class A Conduit Investor and each Class A Funding Agent under paragraph (v) above or, as the case may be, each Class C Committed Note Purchaser under paragraph (xi) below, any of the following defined terms, to the extent any such modification, amendment or waiver would have an impact on the calculation of a "Class B Aggregate Asset Amount Deficiency", without the written consent of each Class B Committed Note Purchaser:

"Belgian AAA Component", “Dutch AAA Component”, “French AAA Component”, “German AAA Component”, "Italian AAA Component", “Spanish AAA Component”, “Eligible Manufacturer Receivable”, “Manufacturer Concentration Excess Amount”, “Manufacturer Percentage”, “Maximum Manufacturer Amount”, “Maximum Non-Investment Grade (High) Program Receivable Amount”, “Non-Investment Grade (High) Program Receivable Concentration Excess Amount”, “Non-Program Vehicle 3-month Lookback Concentration Failure Percentage”, “FleetCo AAA Select Component”, “Light-Duty Truck Concentration Excess Amount”, “Maximum Light-Duty Truck Amount”, “Non-Program Vehicle Concentration Excess Amount”, “Spain Concentration Excess Amount”, "Italian Concentration Excess Amount", “CEA Assets”, “Concentration Excess Amount Calculation Convention”, “Individual Concentration Excess Amounts”, “Failure Percentage",

provided that, without prejudice to the requirement to obtain the consent of all of the Class A Noteholders in the case of any Class A Embedded Defined Terms (or any other requisite majority of Class A Noteholders), any individual percentage limit (or, as the case may be, a numerical threshold) included in the definitions of "Manufacturer Percentage", "Non-Program Vehicle 3-month Look-back Concentration Failure Percentage", "Maximum Non-RCC Compliant Eligible Vehicle Amount" and "Maximum Non-RCC Compliant Unpaid Vehicle Amount" shall be capable of being increased by up to 5 per cent. (or, in the case of the numerical threshold contained in the definition of "Maximum Non-RCC Compliant Unpaid Vehicle Amount", by up to an amount representing 5 per cent. of that value) as against the position for that individual limit or value as of the Eleventh Amendment Date, without the consent of the Class B Committed Note Purchasers;

(ix)	the required amount of Enhancement with respect to the Class B Noteholders without the written consent of each Class B Committed Note Purchaser and each Class B Conduit Investor;

(x)	any of the following defined terms without the written consent of Class C Noteholders holding 66 2/3% of the Class C Principal Amount:

“Class C Commitment”, “Class C Commitment Percentage”, “Class C Funding Conditions”, “Class C Investor Group Principal Amount”, “Class C Maximum Principal Amount”, “Class C Maximum Investor Group Principal Amount”, “Class C Note Rate”, “Belgian Class C Adjusted Advance Rate”, “Dutch Class C Adjusted Advance Rate”, “French Class C Adjusted Advance Rate”, “German Class C Adjusted Advance Rate”, "Italian Class C Adjusted Advance Rate", “Spanish Class C Adjusted Advance Rate”, "Belgian Class C Baseline Advance Rate", “Dutch Class C Baseline Advance Rate”, “French Class C Baseline Advance Rate”, “German Class C Baseline Advance Rate”, "Italian Class C Baseline Advance Rate", “Spanish Class C Baseline Advance Rate”, “Class C Undrawn Fee”, “Issuer Class C Blended Advance Rate”, “FleetCo Class C Blended Advance Rate”, “Class C Concentration Excess Advance Rate Adjustment”, “Class C MTM/DT Advance Rate Adjustment”, “Class C Aggregate Asset Amount Deficiency”, “Class C Asset Coverage Threshold Amount”, “Class C Required Letter of Credit/Cash Liquid Enhancement Amount”, “Class C Up-Front Fee”, “Class C Interest Rate Letter”, or “Fixed Rate”;

(xi)	without prejudice to the requirement to obtain the consent of each Class A Committed Note Purchaser, each Class A Conduit Investor and each Class A Funding Agent under paragraph (v) above or, as the case may be, each Class B Committed Note Purchaser and each Class B Conduit Investor under paragraph (viii) above, any of the following defined terms, to the extent any such modification, amendment or waiver would have an impact on the calculation of a "Class C Aggregate Asset Amount Deficiency", without the written consent of the Class C Noteholders holding 66 2/3% of the Class C Principal Amount:

"Belgian AAA Component", “Dutch AAA Component”, “French AAA Component”, “German AAA Component”, "Italian AAA Component", “Spanish AAA Component”, “Eligible Manufacturer Receivable”, “Manufacturer Concentration Excess Amount”, “Manufacturer Percentage”, “Maximum Manufacturer Amount”, “Maximum Non-Investment Grade (High) Program Receivable Amount”, “Non-Investment Grade (High) Program Receivable Concentration Excess Amount”, “Non-Program Vehicle 3-month Lookback Concentration Failure Percentage”, “FleetCo AAA Select Component”, “Light-Duty Truck Concentration Excess Amount”, “Maximum Light-Duty Truck Amount”, “Non-Program Vehicle Concentration Excess Amount”, “Spain Concentration Excess Amount”, "Italian Concentration Excess Amount", “CEA Assets”, “Concentration Excess Amount Calculation Convention”, “Individual Concentration Excess Amounts”, “Failure Percentage",

provided that, without prejudice to the requirement to obtain the consent of all of the Class A Noteholders in the case of any Class A Embedded Defined Terms (or any other requisite majority of Class A Noteholders), any individual percentage limit (or, as the case may be, a numerical threshold) included in the definitions of "Manufacturer Percentage", "Non-Program Vehicle 3-month Look-back Concentration Failure Percentage", "Maximum Non-RCC Compliant Eligible Vehicle Amount" and "Maximum Non-RCC Compliant Unpaid Vehicle Amount" shall be capable of being increased by up to 5 per cent. (or, in the case of the numerical threshold contained in the definition of "Maximum Non-RCC Compliant Unpaid Vehicle Amount", by up to an amount representing 5 per cent. of that value) as against the position for that individual limit or value as of the Eleventh Amendment Date, without the consent of the Class C Committed Note Purchasers;

(xii)	the required amount of Enhancement with respect to the Class C Noteholders without the written consent of Class C Noteholders holding 66 2/3% of the Class C Principal Amount;

(xiii)	without the written consent of Class C Noteholders holding 66 2/3% of the Class C Principal Amount, any increase in the Class A Default Rate or Class B Default Rate which would result in either such rate being more than 75 basis points higher than it was on the Tenth Amendment Date, other than any increase in item (x) of the Class A Monthly Default Interest Amount or, as the case may be, the Class B Monthly Default Interest Amount which is agreed where no Amortization Event, Potential Amortization Event or Level 1 Minimum Liquidity Test Breach is continuing (where, "Class A Default Rate" means item (x) of the definition of "Class A Monthly Default Interest Amount" and "Class B Default Rate" means item (x) of the definition of "Class B Monthly Default Interest Amount"); or

(xiv)	without the written consent of Class C Noteholders holding 66 2/3% of the Class C Principal Amount, any obligation to provide any notice, document or other information to any Class C Noteholder or Class C Funding Agent, but only if such amendment, supplement, waiver or modification would have the effect of permitting the party subject to that obligation to withhold such information from the relevant Class C Noteholders and Class C Funding Agents in circumstances where that party remains subject to an obligation to deliver the relevant information to any Class A Noteholder or Class B Noteholder (or their respective Funding Agents).

(b)	Not, without the consent of each Committed Note Purchaser, each Funding Agent and each Conduit Investor:

(i)	amend or modify the definition of “Required Noteholders” or “Required Supermajority Noteholders” or otherwise reduce the percentage of Noteholders whose consent is required to take any particular action hereunder;

(ii)	amend or modify the definition of "Eligible Letter of Credit Provider";

(iii)	change the entity acting as entities as a FleetCo or as an OpCo or add any new entities as a new FleetCo or OpCo;

(iv)	amend, waive or modify, or make any amendment or modification which would have the effect of amending or modifying, Sub-Clause 5.2, Sub-Clause 5.3, Sub-Clause 3.1, Sub-Clause 5.4, Sub-Clause 7.1, Sub-Clause 7.4, Sub-Clause 7.13, Sub-Clause 7.14, Sub-Clause 7.15, Clause 9 (other than Sub-Clauses 9.5 and 9.6), Sub-Clause 11.10, or this paragraph 2 of Annex 2 of this Agreement or otherwise amend or modify any provision relating to the amendment or modification of this Agreement or that pursuant to the Issuer Related Documents which would require the consent of 100% of the Noteholders of each Class (or 66 2/3% or more in the case of Class C Noteholders) or each Noteholder affected by such amendment or modification, save that, for the avoidance of doubt and without limiting any other provision of this Annex 2, this shall not apply to amendments which would change the amounts payable under any particular provision referred to above;

(v)	approve the assignment or transfer by the Issuer of any of its rights or obligations hereunder;

(vi)	release the Issuer from any obligation hereunder;

(vii)	effect any release or discharge of security granted by the Issuer or the FleetCos in a manner not permitted by the Related Documents (save, without prejudice to obtain the consent of the Required Noteholders, in a case where such release or discharge of security granted by a FleetCo only could not reasonably be expected to materially prejudice the Noteholders of a particular Class, the consent of that Class shall not be required in the manner contemplated by this paragraph (b));

(viii)	reduce, modify or amend any indemnities in favor of any Conduit Investors, Committed Note Purchasers or Funding Agents;

(ix)	alter the pro rata treatment of payments to and Advances by the Noteholders, the Conduit Investors and the Committed Note Purchasers (including, for the avoidance of doubt, alterations that provide for any non-pro rata payments to or Advances by any Noteholders, Conduit Investors or Committed Note Purchasers that are not expressly provided for as of the Closing Date), provided that, following a Reference Rate Replacement Event, any amendment may be made with the consent of the Administrative Agent (acting on the instruction of the Required Noteholders) and the Issuer Administrator which relates to:

(A)	aligning any provision of any Related Document to the use of a Replacement Benchmark;

(B)	enabling that Replacement Benchmark to be used for the calculation of any interest under the Related Documents (including, without limitation, any consequential changes required to enable that Replacement Benchmark to be used for the purposes of the Related Documents);

(C)	implementing market conventions applicable to that Replacement Benchmark;

(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Benchmark; or

(E)	adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation).

(c)	Not, in relation to a Class of Issuer Notes, without the consent of each Committed Note Purchaser, each Funding Agent and each Conduit Investor (as applicable) of the relevant Class of Issuer Notes:

(i)	(i) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on such Class of Issuer Notes (or reduce the principal amount of or rate of interest on such Class of Issuer Note or otherwise change the manner in which interest is calculated); or (ii) extend the due date for, or reduce the amount of any Undrawn Fee payable hereunder; and

(ii)	amend or modify, or make any amendment or modification which would have the effect of amending or modifying, Sub-Clause 2.1(a), (e) or (f), Sub-Clause 2.2, Sub-Clause 2.3 or Sub-Clause 2.5 of this Agreement, or otherwise waive any conditions applicable under Sub-Clause 2.1(e) or Sub-Clause 2.2 of this Agreement, which shall be without prejudice to the requirement to also seek the consent of the Required Noteholders in the case of (ii).

(d)	Without prejudice to any consent that would otherwise be required from the Class A Noteholders pursuant to this Annex 2, not without the written consent of Class C Noteholders holding 66 2/3% of the Class C Principal Amount:

(i)	amend, supplement, waive or otherwise modify, or consent to any amendment, supplement, modification or waiver of the Related Documents in a manner which would have the effect of allowing additional payments to any Class of Noteholders other than in accordance with the provisions of Sub-Clause 5.2 and Sub-Clause 5.3 of this Agreement or as otherwise provided for in the Related Documents (and, for the avoidance of doubt: (i) the "Payment Date" for the purposes of Sub-Clause 5.2 and Sub-Clause 5.3 of this Agreement shall remain the same date for all Classes of Notes (and the "Payment Date" referred to at Sub-Clause 5.7(e) shall remain the same date as that referred to in Sub-Clause 5.2 and Sub-Clause 5.3); and (ii) this provision shall not prevent any Class of Notes effecting, where not prohibited by the other provisions of this Agreement and the Related Documents, (x) an increase in any fee, margin, interest or similar payment item already explicitly provided for payment in Sub-Clause 5.2 and Sub-Clause 5.3 of this Agreement or a Non-Structure Payment being made, subject to the provisions of Clause 7.13 being complied with where applicable); or (y) the payment of any upfront fee to any Class in connection with an extension or increase in commitments;

(ii)	amend, supplement, waive or otherwise modify, or consent to any amendment, supplement, modification or waiver of the provisions of Sub-Clause 3.1(c), Sub-Clause 3.3(c), Sub-Clause 5.5 (insofar as the provision applies to any requirement to draw on a Letter of Credit in connection with a Reserve Account Class C Interest Withdrawal Shortfall, a Liquidation Event or a Letter of Credit Provider ceasing to be an Eligible Letter of Credit Provider), Sub-Clause 7.2, Sub-Clause 11.1(c) or paragraphs 34 or (insofar as the provision applies to the Class C Noteholders) 35 and 36 of Annex 2 of this Agreement; or

(iii)	amend, supplement, waive or otherwise modify, or consent to any amendment, supplement, modification or waiver of, or make any amendment or modification which would have the effect of amending or modifying, the provisions of:

(A)	Clause 2.5 (Status) (insofar as it relates to the Class C Notes), Clause 6.14 (Security), 6.15 (Other Indebtedness), 6.18 (Sale of Assets), 6.21 (Investments), 6.22 (Other Agreements) or 6.23 (Other Business) of the Issuer Note Framework Agreement;

(B)	Clauses 2 (Reporting), 3.3 (Consequence of Level 1 Minimum Liquidity Test Breach) or 4 (Amortization Event or Liquidation Event) (insofar as they relate to the Class C Noteholders) of the Refinancing Deed of Covenant; or

(C)	Clauses 2 (Covenants to Pay), 6.1(c) (Issuer Enforcement Notice and Issuer Acceleration Notice), 6.2 (Issuer Enforcement Notice and Issuer Acceleration Notice), 6.4 (Post FleetCo Enforcement Notice and prior to a FleetCo Acceleration Notice), 6.6 (Action following Service of an Acceleration Notice), 6.7 (Action following Service of an Acceleration Notice), 6.8 (Action following Service of an Acceleration Notice), 7.1 (Continuance of Security and Conflict), 8.2 (General undertakings of the Issuer Secured Parties), 8.3 (Receipts held on trust), 10 (The Issuer Security Trustee's Powers), 14 (Further Assurances and Power of Attorney), 15 (Other Security etc.) or 22.2 (Non-Petition against the Issuer) of the Issuer Security Trust Deed.

3	Delivery of Information. (i) At the same time any report, notice, certificate, statement, Opinion of Counsel or other document is provided or caused to be provided to the Issuer Security Trustee by the Issuer or the Issuer Administrator under the Issuer Related Documents, provide the Administrative Agent (who shall provide a copy thereof to the Committed Note Purchasers, the Conduit Investors and the Funding Agents) with a copy of such report, notice, certificate, Opinion of Counsel or other document, (ii) at the same time any report is provided or caused to be provided by a FleetCo to the FleetCo Security Trustee pursuant to Sub-Clause 5.1(f) of the relevant FleetCo Facility Agreement or Sub-Clause 6.1(h) of Belgian Master Fleet Purchase Agreement, provide or cause to be provided to the Administrative Agent a copy of such report and (iii) provide the Administrative Agent and each Funding Agent such other information with respect to the Issuer or the Issuer Administrator as the Administrative Agent or any Funding Agent may from time to time reasonably request; provided however, that neither the Issuer nor the Issuer Administrator shall have any obligation under this paragraph 2(a) to deliver to the Administrative Agent copies of any legal opinions or routine communications, including determinations relating to payments, payment requests, payment directions or other similar calculations. For the avoidance of doubt, nothing in this paragraph 2(a) shall require any Opinion of Counsel provided to any Person pursuant to this paragraph 2(a) to be addressed to such Person or to permit such Person any basis on which to rely on such Opinion of Counsel.

4	Access to Collateral Information. At any time and from time to time, following reasonable prior notice from the Administrative Agent or any Funding Agent, and during regular business hours, permit, and, if applicable, cause a FleetCo to permit, the Administrative Agent or any Funding Agent, or their respective agents or representatives (including any independent public accounting firm, independent consulting firm or other third party auditors) or permitted assigns, access to the offices of, the Issuer Administrator and the Issuer, as applicable,

(i)	to examine and make copies of and abstracts from all documentation relating to the Collateral on the same terms as are provided to the Issuer Security Trustee under Sub-Clause 6.12 of the Issuer Note Framework Agreement (but excluding making copies of or abstracts from any information that the Issuer Administrator or the Issuer reasonably determines to be proprietary or confidential; provided that, for the avoidance of doubt, all data and information used to calculate any MTM/DT Advance Rate Adjustment or lack thereof shall be deemed to be proprietary and confidential), and

(ii)	upon reasonable notice, to visit the offices and properties of, the Issuer Administrator and the Issuer for the purpose of examining such materials described in sub-paragraph (i) above, and to discuss matters relating to the Collateral, or the administration and performance of this Agreement, the Issuer Note Framework Agreement and the other Issuer Related Documents with any of the Authorized Officers or other nominees as such officers specify, of the Issuer Administrator and/or the Issuer, as applicable, having knowledge of such matters, in each case as may reasonably be requested; provided that, (i) prior to the occurrence of an Amortization Event or Potential Amortization Event, in each case, with respect to the Issuer Notes, one such visit per annum, if requested, coordinated by the Administrative Agent and in which each Funding Agent may participate shall be at the Issuer’s sole cost and expense and (ii) during the continuance of an Amortization Event or Potential Amortization Event, in each case, with respect to the Issuer Notes, each such visit shall be at the Issuer’s sole cost and expense.

Each party making a request pursuant to this paragraph 4 shall simultaneously send a copy of such request to each of the Administrative Agent and each Funding Agent, as applicable, so as to allow such other parties to participate in the requested visit.

5	Cash AUP. At any time and from time to time from the Payment Date occurring in March 2019 until May 2022 and thereafter, on the Payment Date in July of each year, commencing in July 2022, following reasonable prior notice from the Administrative Agent, cooperate with the Administrative Agent or its agents or representatives (including any independent public accounting firm, independent consulting firm or other third party auditors) or permitted assigns in conducting a review of any ten (10) Business Days selected by the Administrative Agent (or its representatives or agents), confirming (i) the information contained in the Issuer Daily Collection Report for each such day, (ii) that the Issuer Collections described in each such Issuer Daily Collection Report for each such day were applied correctly in accordance with Clause 5 (Priority of Payments) of the Issuer Facility Agreement, (iii) the information contained in each FleetCo Daily Collection Report for each such day and (iv) that the FleetCo Collections described in each such FleetCo Daily Collection Report for each such day were applied correctly in accordance with Clause 6 (Allocation and Application of Collections) of the relevant FleetCo Facility Agreement (a “Cash AUP”); provided that, such Cash AUPs shall be at the Issuer’s sole cost and expense (i) for no more than one such Cash AUP per annum prior to the occurrence of an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes, and (ii) for each such Cash AUP after the occurrence and during the continuance of an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes.

6	Noteholder Statement AUP. On or prior to the Payment Date occurring in March 2019 and on or prior to the Payment Date occurring in July of each year, commencing in 2020, the Issuer Administrator shall cause a firm of independent certified public accountants or independent consultants (reasonably acceptable to both the Administrative Agent and the Issuer Administrator, which may be the Issuer Administrator’s accountants) to deliver to the Administrative Agent and each Funding Agent, a report in a form reasonably acceptable to the Issuer and the Administrative Agent (a “Noteholder Statement AUP”) which shall include customary tests in respect of certificates of title; provided that, such Noteholder Statement AUPs shall be at the Issuer's sole cost and expense (i) for no more than one such Noteholder Statement AUP per annum prior to the occurrence of an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes and (ii) for each such Noteholder Statement AUP after the occurrence and during the continuance of an Amortization Event or Potential Amortization Event, in each case with respect to the Issuer Notes. In addition to the foregoing, Class C Noteholders holding 66 2/3% in Class C Principal Amount then outstanding may instruct the Issuer Administrator to provide all Noteholders (subject to the below, on a non-reliance basis for all Noteholders other than the Class C Noteholders) with an additional Noteholder Statement AUP (a "Supplemental AUP") provided that such Supplemental AUP shall be at the Class C Noteholders' sole cost and expense and shall not be capable of being requested more than once per annum. The scope of any Supplemental AUP shall be as may be reasonably requested by the Class C Noteholders and shall be substantially similar in scope (with such reasonable additions as may be agreed with the Issuer and the Administrative Agent) to the Noteholder Statement AUP otherwise provided pursuant to this paragraph. Any Noteholder, in addition to the Class C Noteholders, may request reliance on any such Supplemental AUP, and in such case any such additional Noteholders seeking reliance shall equally share in the costs and expenses of commissioning that Supplemental AUP with the Class C Noteholders.

7	[RESERVED]

8	[RESERVED]

9	Financial Statements. Commencing on the Closing Date, deliver to each Funding Agent within 270 calendar days after the end of each fiscal year of the Issuer, the financial statements prepared pursuant to Sub-Clause 6.24(g) of the Issuer Note Framework Agreement.

10	Servicer Reports. In the case of the Issuer Administrator, for so long as a Liquidation Event is continuing, furnish or cause each Servicer and the Instalment Sale Administrator to furnish to the Administrative Agent and each Noteholder, the Servicer Reports prepared in accordance with Sub-Clause 6.8 (Servicer Records and Servicer Reports) of each Master Lease or with Sub-clause 6.8 (Belgian Vehicle Records and Belgian Vehicle Reports) of the Belgian Master Instalment Sale and Administration Agreement; provided that any Servicer or the Instalment Sale Administrator may furnish or cause to be furnished to the Administrative Agent any such Servicer Report, by posting, or causing to be posted, the relevant Servicer Report to a password-protected website made available to the Administrative Agent or by any other reasonable means of electronic transmission (including, without limitation, e-mail, file transfer protocol or otherwise).

11	Further Assurances. At any time and from time to time, upon the written request of the Administrative Agent, and at its sole expense, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Administrative Agent may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including any filing necessary with respect to the security interests granted pursuant to the Issuer Security Documents.

12	Issuer Administrator Replacement. Not appoint or agree to the appointment of any successor Issuer Administrator (other than the Issuer Back-Up Administrator) without the prior written consent of the Required Noteholders.

13	FleetCo Administrator Replacement. Not appoint or agree to the appointment of any successor FleetCo Administrator (other than each FleetCo Back-Up Administrator) without the prior written consent of the Required Noteholders.

14	Liquidation Co-ordination Agreement Amendments. Without prejudice to the requirement to seek the consent of the Required Noteholders, the Issuer shall not amend, supplement, waive or otherwise make any amendment which would have the effect of modifying clauses 2 (Appointment of Liquidation Co-Ordinator), Clause 3(b) (Vehicle Recovery Plan), Clause 4 (Standard of Care), Clause 6 (Obligations of Opco following Servicing Transfer Event), Clause 7 (Obligations of Opco and FleetCo Following Service of an Additional Pre-Liquidation Services Commencement Date Notice), Clause 8 (Performance of Additional Pre-Liquidation Services), Clause 9 (Performance of Additional Post-Liquidation Services), Clause 12 (Covenants), Clause 13 (Outsourcing and Delegation), Clause 19 (Termination), Clause 23 (No Recourse and Non-Petition), Clause 29 (Variation of Agreement), Clause 41 (Liquidation Co-Ordinator Services and Responsibilities), Clause 42 (Responsibilities of Fleetco and Security Trustee), Schedule 1 (Pre Liquidation Services), Schedule 2 (Post Liquidation Services) or Schedule 4 (Additional Pre-Liquidation Services) or materially amend, supplement, waive or otherwise modify clause 16 (Liquidation Co-Ordinator Fees) of the Belgian Liquidation Coordination Agreement or the corresponding provisions of any of the other Liquidation Co-ordination Agreements, without the written consent of each Class B Committed Note Purchaser and the Class C Noteholders holding 66 2/3% of the Class C Principal Amount unless such amendment, supplement, modification or waiver could not reasonably be expected to adversely affect the rights or interests of the Class B Noteholders or, as the case may be, the Class C Noteholders, as determined by the Administrative Agent (acting reasonably and in good faith).

15	Independent Directors. (x) Not remove any Independent Director of the Issuer or any FleetCo, without (i) delivering an Officer’s Certificate to the Administrative Agent certifying that the replacement Independent Director of the applicable entity satisfies the definition of Independent Director and (ii) obtaining the prior written consent of the Administrative Agent (not to be unreasonably withheld or delayed), in each case, no later than ten (10) Business Days prior to the effectiveness of such removal (or such shorter period as may be agreed to by the Administrative Agent) and (y) not replace any Independent Director of the Issuer or any FleetCo unless (i) it has obtained the prior written consent of the Administrative Agent (not to be unreasonably withheld or delayed) or (ii) such replacement Independent Director is an officer, director or employee of an entity that provides, in the ordinary course of its business, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities and otherwise meets the applicable definition of Independent Director; provided that, for the avoidance of doubt, in the event that an Independent Director of the Issuer or any FleetCo is removed in connection with any such replacement, the Issuer or such FleetCo, as applicable, and the Issuer Administrator shall be required to effect such removal in accordance with paragraph (x) above.

16	Notice of Certain Amendments. Within five (5) Business Days of the execution of any amendment or modification of any Issuer Related Document or any FleetCo Related Document, the Issuer Administrator shall provide written notification of such amendment or modification to Standard & Poor’s, Fitch Ratings or Moody’s respectively for so long as Standard & Poor’s, Fitch Ratings or Moody’s, as applicable, is rating any Commercial Paper; provided that the Funding Agent with respect to the Investor Group that issues any such Commercial Paper shall notify the Issuer Administrator in writing whether such Commercial Paper is rated by Standard & Poor’s, Fitch Ratings or Moody’s.

17	Rating Agency Limitation on Permitted Investments. For so long as any Commercial Paper is being rated by Standard & Poor’s, Fitch Ratings or Moody’s respectively and the Funding Agent with respect the Investor Group that issues such Commercial Paper has notified the Issuer in writing that such Commercial Paper has not been issued on a “fully-wrapped” basis (and, if so notified, until such notice has been revoked by such Funding Agent), neither the Issuer Administrator nor the Issuer shall invest, or direct the investment of, any funds on deposit in any Accounts, in a Permitted Investment that is a Permitted Investment pursuant to paragraph (viii) of the definition thereof (an “Additional Permitted Investment”), unless the Issuer Administrator shall have received confirmation in writing from Standard & Poor’s, Fitch Ratings or Moody’s respectively that the investment of such funds in an Additional Permitted Investment will not cause the rating on such Commercial Paper being rated by Standard & Poor’s, Fitch Ratings or Moody’s, as applicable, to be reduced or withdrawn.

18	[RESERVED]

19	Merger.

(i)	Solely with respect to the Issuer, not be a party to any merger or consolidation without the prior written consent of each Committed Note Purchaser, each Conduit Investor and each Funding Agent.

(ii)	Solely with respect to the Issuer Administrator, not permit or suffer any FleetCo to be a party to any merger or consolidation without the prior written consent of each Committed Note Purchaser, each Conduit Investor and each Funding Agent.

20	Market Value Procedures. Comply with the Market Value Procedures in all material respects.

21	Enhancement Provider Ratings. Solely with respect to the Issuer Administrator, at least once every calendar month, determine (a) whether any Letter of Credit Provider has been subject to a Downgrade Event, (b) whether each Interest Rate Cap Provider is an Eligible Interest Rate Cap Provider and (c) whether each Account Bank is an Acceptable Bank.

22	[RESERVED]

23	Additional Leasing Companies. Solely with respect to the Issuer, not designate any Additional Leasing Company or acquire any Additional Leasing Company Notes, in each case, without the prior written consent of each Committed Note Purchaser and each Conduit Investor.

24	[RESERVED]

25	Financial Statements and Other Reporting. Solely with respect to the Issuer Administrator, furnish or cause to be furnished to each Funding Agent:

(i)	commencing on the Closing Date, within 270 calendar days after the end of each of the Issuer Administrator’s financial years, copies of the Issuer Administrator’s annual accounts, strategic report and directors’ report prepared pursuant to Part 15 of the Companies Act 2006;

(ii)	simultaneously with the delivery of the annual accounts referred to in (i) above, an Officer’s Certificate of each Lessee stating whether, to the knowledge of such officer, there exists on the date of the certificate any condition or event that then constitutes, or that after notice or lapse of time or both would constitute, a Potential Lease Event of Default or Lease Event of Default, and, if any such condition or event exists, specifying the nature and period of existence thereof and the action such Lessee is taking and proposes to take with respect thereto;

(iii)	promptly after obtaining actual knowledge thereof, notice of any Manufacturer Event of Default or termination of a Manufacturer Program; and

The financial data that shall be delivered to the Funding Agents pursuant to the foregoing paragraph (i) shall be prepared in conformity with GAAP.

26	Confirmation of Security. With respect to the Issuer and Issuer Administrator furnish to the Administrative Agent and the Issuer Security Trustee on a quarterly basis commencing on the Payment Date falling in May 2021:

(a)	an Officer's Certificate certifying that as at that date, the Issuer is in compliance with its ongoing obligations (if any) in relation the validity of the Issuer Security under the Issuer Security Documents; and

(b)	simultaneously with the delivery of the Officer's Certificate referred to in (i) above, the Issuer and Issuer Administrator will procure an Officer's Certificate of each FleetCo certifying that as at that date, the relevant FleetCo is in compliance with its ongoing obligations (if any) in relation the validity of the FleetCo Security under the FleetCo Security Documents.

As from the Third Amendment Date, the Issuer and Issuer Administrator shall furnish to the Administrative Agent and the Issuer Security Trustee the certificates referred above on a quarterly basis on each Payment Date falling in March, June, September and December.

27	Certification of No Default. With respect to the Issuer and Issuer Administrator, furnish to the Administrative Agent, to each Funding Agent and the Issuer Security Trustee on each Payment Date and upon a reasonable request by the Administrative Agent or the Issuer Security Trustee:

(i)	an Officer's Certificate certifying that no Potential Amortization Event, Amortization Event or Liquidation Event is continuing (or if a Potential Amortization Event, Amortization Event or Liquidation Event is occurring, specifying the Potential Amortization Event, Amortization Event or Liquidation Event, the period of existence thereof and the action being taken in consultation with the Issuer Security Trustee to remedy the same);

(ii)	simultaneously with the delivery of the Officer's Certificate referred to in (i) above, an Officer's Certificate of each FleetCo and FleetCo Administrator certifying that no Potential Leasing Company Amortization Event, Leasing Company Amortization Event or Liquidation Event is continuing (or if a Potential Leasing Company Amortization Event, Leasing Company Amortization Event or Liquidation Event is occurring, specifying the Potential Leasing Company Amortization Event, Leasing Company Amortization Event or Liquidation Event, the period of existence thereof and the action being taken in consultation with the Issuer Security Trustee or FleetCo Security Trustee (as applicable) to remedy the same);

(iii)	simultaneously with the delivery of the Officer's Certificates referred to in (i) and (ii) above, an Officer's Certificate of each OpCo certifying that no Potential Lease Event of Default or Lease Event of Default is continuing (or if a Potential Lease Event of Default or Lease Event of Default is occurring, specifying the no Potential Lease Event of Default or Lease Event of Default, the period of existence thereof and the action being taken in consultation with the Issuer Security Trustee or FleetCo Security Trustee (as applicable) to remedy the same).

In the case of the Issuer and Issuer Administrator, once a notification of a Potential Amortization Event, Amortization Event or Liquidation Event is made, the Issuer and Issuer Administrator shall consult in good faith with the Issuer Security Trustee as to the action that the Issuer or Issuer Administrator must take to remedy such default, circumstance or condition which is capable of giving rise to such potential default or default.

28	[RESERVED]

29	Non-Program Vehicle Report. On the Payment Date in March 2019 and on the Payment Date in May of each year, commencing in May 2020 until May 2022 and thereafter, on the Payment Date in July of each year, commencing in July 2022, the Issuer shall cause an internationally recognized firm of independent certified public accountants to furnish a report to the Issuer Security Trustee to the effect that they have performed certain agreed upon procedures with respect to the calculations of (i) the Disposition Proceeds received by each FleetCo from the sale or other disposition of all Non-Program Vehicles (other than Casualties) sold or otherwise disposed of during the Related Month, (ii) the respective Net Book Values of such Non-Program Vehicles and (iii) the Market Values of such Non-Program Vehicles on the date of such sale or other disposition.

30	Calculation of interest rates. For each Interest Period, the Issuer will calculate the Belgian Note Rate, the Dutch Note Rate, the French Facility Advance Rate, the German Note Rate, the Italian Note Rate and the Spanish Note Rate in such a manner as to ensure that the aggregate amount payable by the Fleetcos under the Fleetco Notes and the French Facility for such Interest Period is at least equal to the aggregate amount owed by the Issuer for interest and Carrying Charges payable by the Issuer pursuant to Sub-Clause 5.3 (Application of Funds in the Issuer Interest Collection Account) of the Issuer Facility Agreement.

31	Substitution Right.

(i)	If there is a change in Tax law which will, in the reasonable opinion of the Issuer Security Trustee (having obtained, at the cost of the Issuer, an opinion addressed to the Issuer and the Issuer Security Trustee from tax counsel to this effect), result in the Issuer, until the Legal Final Payment Date, ceasing to be solely resident in Ireland for tax purposes then the Issuer shall use reasonable endeavours to arrange, at its option, for either:

(A)	the re-domiciliation of the Issuer to another jurisdiction approved by the Issuer Security Trustee (acting on the instructions of each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class A Funding Agent); or

(B)	subject to the conditions set out in the following paragraph (ii), the substitution of a company incorporated in another jurisdiction approved by the Issuer Security Trustee acting on the instructions of each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class A Funding Agent (the “New Company”) as the principal obligor under the Issuer Notes.

(ii)	The conditions mentioned in the foregoing paragraph (i) are as follows:

(A)	the New Company agrees, in a form and manner satisfactory to the Issuer Security Trustee (acting on the instructions of each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class A Funding Agent), to be bound by the Issuer Related Documents;

(B)	the Issuer and the New Company shall comply with such other reasonable requirements as the Issuer Security Trustee (acting on the instructions of each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class A Funding Agent) may direct; and

(C)	the Issuer Security Trustee (acting on the instructions of each Class A Conduit Investor, each Class A Committed Note Purchaser and each Class A Funding Agent) shall be satisfied that:

(1)	all governmental and regulatory approvals and consents necessary for or in connection with the assumption by the New Company of liability as principal debtor in respect of, and of its obligations under, the Issuer Notes have been obtained; and

(2)	such approvals and consents are at the time of substitution in full force and effect.

32	EU Securitisation Regulation

(i)	The Issuer confirms it has been designated as the entity to fulfil the information requirements contemplated by Article 7(2) of the EU Securitisation Regulation as an "SSPE" (as defined in the EU Securitisation Regulation).

(ii)	The Issuer (as the SSPE for the purposes of the EU Securitisation Regulation) represents and undertakes that it shall cause the Issuer Administrator on its behalf to provide such information which is required to be made available by the Issuer pursuant to Article 7(1) of the EU Securitisation Regulation (subject to Article 43(8) of the EU Securitisation Regulation and any published guidance of the relevant regulatory or competent authorities), as further set out in Clause 10.6 of the Issuer Note Framework Agreement.

33	UK Securitisation Framework

(i)	The Issuer confirms it has been designated as the entity to fulfil the information requirements contemplated by the UK Transparency Rules as an "SSPE" (as defined in the UK Securitisation Framework).

(ii)	The Issuer (as the SSPE for the purposes of the UK Securitisation Framework) represents and undertakes that it shall cause the Issuer Administrator on its behalf to provide such information which is required to be made available by the Issuer pursuant to SECN 6.2.1R (subject to the UK Transparency Rules and any published guidance of the relevant regulatory or competent authorities), as further set out in Clause 10.7 (UK Securitisation Framework Reporting) of the Issuer Note Framework Agreement.

34	Listing of Class B Notes and Class C Notes. The Issuer shall ensure that, at all times after their admission to trading, the Class C Notes and, to the extent required under this Agreement, the Class B Notes. are: (i) listed and admitted to trading on the Vienna MTF; or (ii) on such other exchange as is consented to by the Required Noteholders based on the advice of Irish counsel and it shall not do any act or thing the effect of which would be to delist or remove from listing and admission to trading Class C Notes or, as the case may be, the Class B Notes, from the Vienna MTF or such other exchange.

35	Meeting with Hertz management team. The Issuer shall use reasonable efforts to ensure that the Hertz Management Team is available to meet with the Noteholders once per calendar quarter upon reasonable notice and during ordinary business hours, including by way of telephone or other electronic means of communication to discuss, in good faith, vehicle rental trends in the underlying markets.

36	Additional Credit Support. Any additional guarantee, security, collateral, reserve, letter of credit or similar credit support not currently contemplated by the Related Documents and granted directly in favor of, or specifically for the benefit of, one Class of Noteholders shall also, concurrently, be granted to or for the benefit of all other Classes of Noteholders (as applicable) on the same terms, but always subject to the Priority of Payments set out in Clause 5 (Priority of Payments).

37	Class C consents. In the context of this Annex 2 of this Agreement, any reference to a requirement for the consent of "each Committed Note Purchaser" shall, insofar as it applies to the Class C Committed Note Purchasers only and without prejudice to the requirement to otherwise obtain the consent of all Class A Committed Note Purchasers and Class B Committed Note Purchasers in any such context, mean Class C Committed Note Purchasers holding 66 2/3% of the Class C Principal Amount.

ANNEX 3
CONDITIONS PRECEDENT

The effectiveness of this Agreement is subject to the following, (x) in the case of (6), as of the date specified therein and (y) in each other case, as of the Closing Date:

Corporate Documents

1	A copy of the constitutional documents of the Issuer, the Issuer Administrator, each FleetCo and each OpCo (certified as a true copy by an authorised signatory of the relevant entity) (it being acknowledged that, in lieu of constitutional documentation, Spanish FleetCo will provide documentation evidencing the establishment of the Spanish branch of Stuurgroep Fleet (Netherlands) B.V.).

2	A copy of (a) a board resolution of each of the Issuer, the Issuer Administrator, each FleetCo (other than French FleetCo) and each OpCo (other than French OpCo) and (b) a shareholder resolution of each of French FleetCo and French OpCo, in each case, approving the execution, delivery and performance of each Related Document to which it is a party and the terms and conditions thereof and authorising a named person or persons to sign the Related Documents and any documents, notices or requests to be delivered by the relevant entity pursuant to any such document (certified as a true copy by an authorized signatory of the relevant entity).

3	A specimen of the signature of each person authorised by the board resolutions referred to in paragraph 2 above in relation to the Related Documents and any documents, notices or requests to be delivered by the relevant entity pursuant to any such document.

4	A solvency certificate of the Issuer, each FleetCo and each OpCo (it being acknowledged that a single solvency certificate will be provided in respect of Dutch FleetCo and Spanish FleetCo jointly).

Transaction documents

5	The Related Documents duly executed by each of the parties thereto (other than the Dutch Notarised Documents, as such term is defined under the Escrow Deed).

6	On or prior to the tenth day following the Closing Date, the Interest Rate Cap Documents duly executed by each of the parties thereto including any related confirmation.

7	Supplemental indenture releasing German FleetCo as a guarantor under the senior notes due 2021 issued by Hertz Holdings Netherlands B.V., duly executed by each of the parties thereto.

8	Supplemental indenture releasing German FleetCo as a guarantor under the senior notes due 2023 issued by Hertz Holdings Netherlands B.V., duly executed by each of the parties thereto.

9	The global deed of release relating to the revolving credit facility of Hertz Holdings Netherlands B.V., duly executed by each of the parties thereto.

Legal opinions / analysis

10	Capacity Opinions

(a)	Capacity opinion from Linklaters France in respect of French FleetCo and French OpCo.

(b)	Capacity opinion from Linklaters Netherlands in respect of the Issuer, Hertz Holdings Netherlands B.V., Dutch FleetCo, Dutch OpCo and Spanish FleetCo.

(c)	Capacity opinion from Linklaters Spain in respect of Spanish OpCo.

(d)	Capacity opinion from Linklaters Germany in respect of German OpCo.

(e)	Capacity opinion from A&L Goodbody in respect of Hertz International Treasury Limited and German FleetCo.

(f)	Capacity opinion from Weil, Gotshal & Manges (London) LLP in respect of the Issuer Administrator.

(g)	Capacity opinion from Mourant Ozannes in respect of the Trustee of the Hertz Funding France Trust.

(h)	In-house capacity opinion from KPMG LLP.

(i)	In-house capacity opinion from The Hertz Corporation.

(j)	In-house no conflict opinion from The Hertz Corporation with respect to the high yield bond documentation relating to Hertz Holdings Netherlands B.V.

11	Enforceability Opinions

(a)	Enforceability opinion from Weil, Gotshal & Manges (London) LLP in respect of certain English law governed documents.

(b)	Enforceability opinion from A&L Goodbody in respect of certain Irish law governed documents.

(c)	Enforceability opinion from Linklaters France in respect of certain French law governed documents.

(d)	Enforceability opinion from Linklaters Netherlands in respect of certain Dutch law governed documents.

(e)	Enforceability opinion from Linklaters Spain in respect of certain Spanish law governed documents.

(f)	Enforceability opinion from Linklaters Germany in respect of certain German law governed documents.

(g)	Enforceability opinion from Mourant Ozannes in respect of the Instrument of Trust governing the Hertz Funding France Trust.

12	Tax and VAT Opinions

(a)	Tax and VAT opinion from Fidal in respect of French Tax and VAT.

(b)	Tax and VAT opinion from Linklaters Netherlands in respect of Dutch Tax and VAT.

(c)	Tax and VAT opinion from Linklaters Spain in respect of Spanish Tax and VAT.

(d)	Tax and VAT opinion from Linklaters Germany in respect of German Tax and VAT.

(e)	Tax and VAT opinion from A&L Goodbody in respect of Irish Tax and VAT.

13	Legal Analysis and Memos

(a)	Bankruptcy remoteness memos from Arthur Cox in respect of the Issuer and German FleetCo.

(b)	Bankruptcy remoteness memos from Clifford Chance in respect of Dutch FleetCo, French FleetCo and Spanish FleetCo.

(c)	Insolvency and vehicle repossession analysis from Clifford Chance in respect of the Netherlands, France, Germany and Spain.

(d)	Set-off analysis from Clifford Chance in respect of each FleetCo.

(e)	Effectiveness of retention of title analysis from Clifford Chance in respect of Dutch FleetCo, French FleetCo and Spanish FleetCo.

(f)	Effectiveness of retention of title analysis from Arthur Cox in respect of German FleetCo.

(g)	Third party rights analysis from Clifford Chance in respect of French FleetCo, German FleetCo and Spanish FleetCo.

(h)	Tax liquidation memos from Linklaters in respect of the Netherlands, Spain and Germany.

(i)	Tax liquidation memo from Fidal in respect of France.

(j)	Tax liquidation memo from KPMG in respect of certain tax matters in the Netherlands.

(k)	VAT memo from Linklaters in respect of Spain.

(l)	VAT memo from FIDAL in respect of France.

(m)	VAT memo from KPMG in respect of the Netherlands and Ireland.

(n)	Analysis on whether leasing activities are licensable from Clifford Chance in respect of Germany.

(o)	Labour law memo from Clifford Chance in respect of Spain.

(p)	Risk Retention memo from Clifford Chance.

(q)	Volcker memo from Clifford Chance.

(r)	Insurance memo from Linklaters in respect of the Netherlands.

(s)	Insurance memo from Linklaters in respect of France.

(t)	Insurance memo from Linklaters in respect of Germany.

(u)	Insurance memo from Linklaters in respect of Spain.

Miscellaneous

14	Process agent letter between the Issuer and Hertz Europe Limited evidencing that Hertz Europe Limited has accepted its appointment as process agent under Clause 11.9(d) (Service of Process).

15	Evidence satisfactory to the Administrative Agent acting reasonably that each Noteholder has carried out and is reasonably satisfied (acting within the framework of its "know your customer" policies) with the results of all necessary "know your customer" requirements and anti-money laundering approvals or other similar checks under all applicable laws and regulations pursuant to the transaction.

16	Evidence required by the Administrative Agent for the purpose of any reasonable "know your customer" requirements.

17	Evidence that any fees, costs and expenses then due from the Issuer pursuant to Clause 3 (Interest, Fees and Costs) have been paid or will be paid by or on the Closing Date.

18	Receipt of evidence that each Class A Committed Note Purchaser will receive the Class A Up-Front Fee owing to it on the Closing Date.

19	The latest annual financial statements of the Issuer.

20	Confirmation that each Issuer Account and each FleetCo Collection Account has been opened with the relevant Account Bank.

21	Credit assessment letter from DBRS.

ANNEX 4
SELLING RESTRICTIONS

1	GENERAL

1.1	No Action to Permit Public Offering

Each Noteholder acknowledges that no action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the Issuer Notes or Advances or possession or distribution of any offering material in relation to the Issuer Notes or Advances, in any country or jurisdiction where action for that purpose is required.

1.2	Compliance with Applicable Laws by Noteholders

Each Noteholder undertakes to the Issuer that it will comply with all applicable laws and regulations in each country or jurisdiction in which it purchases, offers, sells or delivers the Issuer Notes or Advances or has in its possession, distributes or publishes such offering material, in all cases at its own expense.

2	UNITED STATES

2.1	No registration under the United States Securities Act of 1933, as amended (the “Securities Act”)

(a)	the Issuer Notes and Advances have not been and will not be registered or qualified under the Securities Act or the securities laws of any state of the United States or the securities laws of any other jurisdiction and, except pursuant to an exception from or in a transaction not subject to the registration requirements of the Securities Act, may not be offered and sold within the United States or to or for the benefit of US persons, as defined under Regulation S (“Regulation S”) under the Securities Act, that the Issuer Notes may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available or in a transaction not subject to the registration requirements of the Securities Act, that the Issuer is not required to register the Issuer Notes, and that any transfer must comply with the provisions of the Issuer Note Framework Agreement and clause 9 of the Issuer Facility Agreement.

(b)	Each Noteholder that is a “U.S. Person” (as defined in Regulation S) or a U.S. resident (as determined for purposes of the Investment Company Act), by acquiring an Issuer Note or Advances, or an interest therein, will be deemed to have acknowledged, represented and agreed that:

(i)	it is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and (in the case of any sale or transfer after the initial sale by the Issuer) is aware that such sale or transfer to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Issuer Notes as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor of an Issuer Note or Advances is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A, or it is an “accredited investor” as defined in paragraphs (1), (2), (3) or (7) of Rule 501, promulgated by the United States Securities and Exchange Commission under the Securities Act;

(ii)	it is a “qualified purchaser” within the meaning of the Investment Company Act;

(iii)	it is acquiring an Issuer Note or Advances, or interest therein, for its own account, or for one or more accounts each of which is a qualified institutional buyer, and as to which it exercises sole investment discretion;

(iv)	neither it, not any of its affiliates nor any person acting on its behalf, has engaged or will engage in any form of general solicitation or general advertising (as such terms are used in Rule 502(c) under the Securities Act) in connection with any offer or sale of an Issuer Note or Advances, or interest therein; and

(v)	it has made its investment in the Issuer Notes or Advances, or interest therein, for its own account for investment and not with a view to the offer, sale or distribution thereof, in whole or in part, and it will not assign or transfer any of its rights or obligations thereunder except in compliance with Clause 9 of the Issuer Facility Agreement.

(c)	Each Noteholder that is not a “U.S. Person” (as defined in Regulation S), by acquiring the Note or Advances, or an interest therein, will be deemed to have acknowledged, represented and agreed that:

(i)	it is not a U.S. Person and is not and will not be acting for the account or benefit of a U.S. person;

(ii)	it is a “qualified purchaser” within the meaning of the Investment Company Act;

(iii)	neither it nor any of its affiliates nor any person acting on its behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S) with respect to the Issuer Notes or Advances, or interest therein; and

(iv)	it has made its investment in the Issuer Notes or Advances, or interest therein, for its own account for investment and not with a view to the offer, sale or distribution thereof, in whole or in part, and it will not assign or transfer any of its rights or obligations thereunder except in compliance with Clause 9 of the Issuer Facility Agreement.

2.2	Compliance by Issuer with United States securities laws

(a)	The Issuer represents, warrants and agrees that:

(i)	neither it nor any of its affiliates (including any person acting on behalf of the Issuer or any of its affiliates) has offered or sold, or will offer or sell, any Issuer Note or Advances in any circumstances which would require the registration of any of the Issuer Notes under the Securities Act;

(ii)	neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any "directed selling efforts" (as defined in Regulation S) with respect to the Issuer Notes or Advances;

(iii)	neither the Issuer nor any of its affiliates nor any person acting on its or their behalf has engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) in connection with any offer or sale of the Issuer Notes or Advances in the United States; and

(iv)	it is a “foreign issuer” (as such term is defined in Regulation S) which reasonably believes that there is no “substantial US market interest” (as such term is defined in Regulation S) in its debt securities (as defined in Regulation S).

3	QUALIFYING NOTEHOLDERS

Each Conduit Investor and each Committed Note Purchaser, or the Funding Agent on behalf of each Conduit Investor and each Committed Note Purchaser, covenants to the Issuer and the Issuer Administrator that for as long as the Conduit Investor or Committed Note Purchaser holds any Issuer Notes, it will promptly inform the Issuer and the Issuer Administrator if the Conduit Investor or Committed Note Purchaser ceases to be a Qualifying Noteholder.

EXHIBIT C
TO
ISSUER FACILITY AGREEMENT

FORM OF REDUCTION NOTICE REQUEST
LETTER OF CREDIT

Credit Agricole Corporate and Investment Bank, as Administrative Agent
12 Place des Etats-Unis

CS 70052

92547 Montrouge Cedex

France

Attention: [●]

[Insert date]

Request for reduction of the stated amount of the Letter of Credit under the letter of credit agreement, dated as of ●] (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof as of the date hereof, the “Letter of Credit Agreement”), between [●] and [●] as the Issuing Bank.

The undersigned, a duly authorized officer of Hertz Europe Limited, in its capacity as Issuer Administrator, hereby certifies to Credit Agricole Corporate and Investment Bank, in its capacity as the Administrative Agent (the “Administrative Agent”) under the Issuer Facility Agreement referred to in the Letter of Credit Agreement (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Issuer Facility Agreement”) as follows:

1.	The Letter of Credit Amount as of the date of this request prior to giving effect to the reduction of the stated amount of the Letter of Credit requested in paragraph 2 of this request is €[●].

2.	The Administrative Agent is hereby requested pursuant to Clause 5.7(c) (Reductions in Stated Amounts of the Letters of Credit) of the Issuer Facility Agreement to execute and deliver to the Letter of Credit Provider a notice of reduction substantially in the form of Annex E (Notice of Reduction of Letter of Credit Amount) to the Letter of Credit (the “Notice of Reduction”) for a reduction (the “Reduction”) in the stated amount of the Letter of Credit by an amount equal to €[●]. The Administrative Agent is requested to execute and deliver the Notice of Reduction promptly following its receipt of this request, and in no event more than two (2) Business Days following the date of its receipt of this request (as required pursuant to Clause 5.7(c) (Reductions in Stated Amounts of the Letters of Credit) of the Issuer Facility Agreement), and to provide for the reduction pursuant to the Notice of Reduction to be as of [insert date]. The undersigned understands that the Administrative Agent will be relying on the contents hereof. The undersigned further understands that the Administrative Agent shall not be liable to the undersigned for any failure to transmit (or any delay in transmitting) the Notice of Reduction (including any fees and expenses attributable to the stated amount of the Letter of Credit not being reduced in accordance with this paragraph) to the extent such failure (or delay) does not result from the gross negligence or willful misconduct of the Administrative Agent.

3.	To the best of the knowledge of the undersigned, the Letter of Credit Amount will be €[●] as of the date of the reduction (immediately after giving effect to such reduction) requested in paragraph 2 of this request.

4.	The undersigned acknowledges and agrees that each of (a) the execution and delivery of this request by the undersigned, (b) the execution and delivery by the Administrative Agent of a Notice of Reduction of the stated amount of the Letter of Credit, substantially in the form of Annex E (Notice of Reduction of Letter of Credit Amount) to the Letter of Credit, and (c) the Letter of Credit Provider’s acknowledgment of such notice constitutes a representation and warranty to the Letter of Credit Provider and the Administrative Agent (i) by the undersigned, in its capacity as Issuer Administrator, that each of the statements set forth in the Letter of Credit Agreement is true and correct and (ii) by the undersigned, in its capacity as Issuer Administrator under the Issuer Facility Agreement, that (A) the Adjusted Liquid Enhancement Amount will equal or exceed the Required Liquid Enhancement Amount and (B) no Issuer Aggregate Asset Amount Deficiency will exist immediately after giving effect to such reduction.

5.	The undersigned agrees that if on or prior to the date as of which the stated amount of the Letter of Credit is reduced by the amount set forth in paragraph 2 of this request the undersigned obtains knowledge that any of the statements set forth in this request is not true and correct or will not be true and correct after giving effect to such reduction, the undersigned shall immediately so notify the Letter of Credit Provider and the Administrative Agent by telephone and in writing by telefacsimile in the manner provided in the Letter of Credit Agreement and the request set forth herein to reduce the stated amount of the Letter of Credit shall be deemed canceled upon receipt by the Letter of Credit Provider of such notice in writing.

6.	Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties hereto dated on the Signing Date, as amended, modified or supplemented from time to time.

7.	The parties hereto acknowledge and agree that the rights and obligations under this Letter of Credit shall become effective at the Effective Date.

IN WITNESS WHEREOF, Hertz Europe Limited, as Issuer Administrator, has executed and delivered this request on [insert date].

Hertz Europe Limited

as Issuer Administrator

By:
Name:
Title:

EXHIBIT C-1
TO
ISSUER FACILITY AGREEMENT

FORM OF INCREASE NOTICE REQUEST
LETTER OF CREDIT

[Insert name and address of Issuing Bank]

Attention: [●]

[Insert date]

Request for an increase of the stated amount of the Letter of Credit under the letter of credit agreement, dated as of [●] (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof as of the date hereof, the “Letter of Credit Agreement”), between [●] and [●] as the Issuing Bank.

Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement (as defined in the Letter of Credit), dated [•], 2018, as amended, modified or supplemented from time to time.

The undersigned, a duly authorized officer of the Issuer Administrator, hereby certifies to the Issuing Bank as follows:

1.	The Letter of Credit Amount as of the date of this request prior to giving effect to the increase of the stated amount of the Letter of Credit requested in paragraph 2 of this request is €[●].

2.	The Issuing Bank is hereby requested in accordance with the Letter of Credit Agreement to execute and deliver to the Letter of Credit Provider a notice of increase substantially in the form of Annex F (Notice of Increase of Letter of Credit Amount) to the Letter of Credit (the “Notice of Increase”) for an increase (the “Increase”) in the stated amount of the Letter of Credit by an amount equal to €[●].

3.	To the best of the knowledge of the undersigned, the Letter of Credit Amount will be €[●] as of the date of the increase (immediately after giving effect to such increase) requested in paragraph 2 of this request.

4.	The undersigned acknowledges and agrees that each of (a) the execution and delivery of this request by the undersigned, (b) the execution and delivery by the Issuing Bank of a Notice of Increase of the stated amount of the Letter of Credit, substantially in the form of Annex F (Notice of Increase of Letter of Credit Amount) to the Letter of Credit constitutes a representation and warranty to the Letter of Credit Provider and the Administrative Agent (i) by the undersigned, in its capacity as Issuer Administrator, that each of the statements set forth in the Letter of Credit Agreement is true and correct and (ii) by the undersigned, in its capacity as Issuer Administrator under the Issuer Facility Agreement, that the increase is required to ensure that (A) the Adjusted Liquid Enhancement Amount will equal or exceed the Required Liquid Enhancement Amount and/or (B) no Issuer Aggregate Asset Amount Deficiency will exist immediately after giving effect to such increase.

5.	Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties hereto dated on the Signing Date, as amended, modified or supplemented from time to time.

IN WITNESS WHEREOF, Hertz Europe Limited, as Issuer Administrator, has executed and delivered this request on [insert date].

Hertz Europe Limited

as Issuer Administrator

By:
Name:
Title:

EXHIBIT D

TO

ISSUER FACILITY AGREEMENT

FORM OF LEASE PAYMENT
DEFICIT NOTICE

BNP Paribas Trust Corporation UK Limited, as Issuer Security Trustee

10 Harewood Avenue

London, NW1 6AA

Attention: The Directors

Credit Agricole Corporate and Investment Bank, as Administrative Agent
12 Place des Etats-Unis

CS 70052

92547 Montrouge Cedex

France

Attention: [●]

[Insert date]

This Lease Payment Deficit Notice is delivered to you pursuant to Clause 5.9(b) (Certain Instructions to the Issuer Security Trustee) of the issuer facility agreement, dated as of 25 September 2018 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Issuer Facility Agreement”), by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator (the “Issuer Administrator”), Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents.

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement signed by, amongst others, the parties hereto dated on the Signing Date, as amended, modified or supplemented from time to time.

The parties hereto acknowledge and agree that the rights and obligations under this Lease Payment Deficit Notice shall become effective at the Effective Date.

Pursuant to paragraphs (a) and (b) of Clause 5.9 (Certain Instructions to the Issuer Security Trustee) of the Issuer Facility Agreement, Hertz Europe Limited, in its capacity as Issuer Administrator under the Issuer Related Documents, hereby provides notice of a Lease Payment Deficit in the amount of €[●] (consisting of a Lease Interest Payment Deficit in the amount of €[●] and a Lease Principal Payment Deficit in the amount of €[●]).

HERTZ EUROPE LIMITED

as Issuer Administrator

By:

Name:

Title:

EXHIBIT E-1
TO
ISSUER FACILITY AGREEMENT

FORM OF CLASS A NOTE PURCHASER’S LETTER

BNP Paribas Securities Services, Luxembourg Branch, as Registrar
60 avenue J.F. Kennedy

L-1855 Luxembourg

(Postal address: L–2085 Luxembourg)

Attention: Corporate Trust Operations

International Fleet Financing No.2 B.V.

Fourth Floor

3 George’s Dock

IFSC

Dublin 1, Ireland

Attention: The Directors

[Insert date]

Re:           International Fleet Financing No.2 B.V. (the “Issuer”)

Variable class A funding notes issued by the Issuer pursuant to the Issuer Facility Agreement (as defined below)

Reference is made to the issuer facility agreement, dated as of 25 September 2018 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Issuer Facility Agreement”), by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator (the “Issuer Administrator”), Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents.

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement signed by, amongst others, the parties hereto dated on the Signing Date, as amended, modified or supplemented from time to time.

The parties hereto acknowledge and agree that the rights and obligations under this Class A Note Purchaser’s Letter shall become effective at the Effective Date.

In connection with a proposed purchase of certain Class A Notes from [●] by the undersigned, the undersigned hereby represents and warrants that:

1.	it has had an opportunity to discuss the Issuer’s and the Issuer Administrator’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuer and the Issuer Administrator and their respective representatives;

2.	it is either (a) not a “U.S. Person” (as defined in Regulation S or (b) a “U.S. Person” (as defined in Regulation S) or a U.S. resident (as determined for purposes of the Investment Company Act) and (i) it is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and (in the case of any sale or transfer after the initial sale by the Issuer) is aware that such sale or transfer to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Issuer Notes as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor of an Issuer Note or Advances is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A, (ii) it is an “accredited investor” as defined in paragraphs (1), (2), (3) or (7) of Rule 501, promulgated by the United States Securities and Exchange Commission under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Class A Notes, or (iii) it is purchasing the Class A Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in subsection 2(b)(ii) and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control;

3.	it is a “qualified purchaser” within the meaning of the Investment Company Act;

4.	it understands that the Class A Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and is being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, that the Issuer is not required to register the Class A Notes, and that any transfer must comply with the provisions of Clause 9 (Transfers, Replacements and Assignments) of the Issuer Facility Agreement;

5.	it understands that the Class A Notes will be subject to the restrictions on transfer described in Annex 4 (Selling Restrictions) of the Issuer Facility Agreement;

6.	it will comply with all applicable securities laws in connection with any subsequent resale of the Class A Notes;

7.	it understands that the Class A Notes may be offered, resold, pledged or otherwise transferred only in accordance with Clause 9.3(a) (Class A Assignments) of the Issuer Facility Agreement, and only:

a.	to the Issuer;

b.	in a transaction meeting the requirements of Rule 144A under the Securities Act;

c.	outside the United States to a foreign person in a transaction meeting the requirements of Regulation S under the Securities Act; or

d.	in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; notwithstanding the foregoing, it is hereby understood and agreed by the Issuer that (i) in the case of each Class A Investor Group with respect to which there is a Class A Conduit Investor, the Class A Notes will be pledged by each Class A Conduit Investor pursuant to its related commercial paper program documents, and the Class A Notes, or interests therein, may be sold, transferred or pledged to the related Class A Committed Note Purchaser or any Class A Program Support Provider or any affiliate of its related Class A Committed Note Purchaser or any Class A Program Support Provider or, any commercial paper conduit administered by its related Class A Committed Note Purchaser or any Class A Program Support Provider or any affiliate of its related Class A Committed Note Purchaser or any Class A Program Support Provider and (ii) in the case of each Class A Investor Group, the Class A Notes (as applicable), or interests therein, may be sold, transferred or pledged to the related Class A Committed Note Purchaser or any Class A Program Support Provider or any affiliate of its related Class A Committed Note Purchaser or any Class A Program Support Provider or any commercial paper conduit administered by its related Class A Committed Note Purchaser or any Class A Program Support Provider or any affiliate of its related Class A Committed Note Purchaser or any Class A Program Support Provider,

provided that, for the avoidance of doubt, the Issuer may, in its sole and absolute discretion, withhold its consent with respect to any offer, sale, pledge or other transfer of any Class A Note to any Person and any such withholding shall be deemed reasonable;

8.	if it desires to offer, sell or otherwise transfer, pledge or hypothecate the Class A Notes as described in clause (ii) or (iv) of Section 3(i) of Annex 1 to the Issuer Facility Agreement, and such sale, transfer or pledge does not fall within the “notwithstanding the foregoing” provision of Section 3(i)(iv) of Annex 1 to the Issuer Facility Agreement, the transferee of the Class A Notes will be required to deliver a certificate, as described in Section 3(j) of Annex 1 to the Issuer Facility Agreement, that an exemption from the registration requirements of the Securities Act applies to such offer, sale, transfer or hypothecation or that such transaction is not subject to the registration requirements of the Securities Act, and that the registrar and transfer agent for the Class A Notes will not be required to accept for registration of transfer the Class A Notes acquired by it, except upon presentation of an executed letter in the form required by the Issuer Facility Agreement; and

9.	it will obtain from any purchaser of the Class A Notes substantially the same representations and warranties contained in the foregoing paragraphs.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer.

[ ]

By:
Name:
Title:

Dated:

cc: International Fleet Financing No.2 B.V.

EXHIBIT E-2
TO
ISSUER FACILITY AGREEMENT

FORM OF CLASS B NOTE PURCHASER’S LETTER

BNP Paribas Securities Services, Luxembourg Branch, as Registrar
60 avenue J.F. Kennedy

L-1855 Luxembourg

(Postal address: L–2085 Luxembourg)

Attention: Corporate Trust Operations

International Fleet Financing No.2 B.V.

Fourth Floor

3 George’s Dock

IFSC

Dublin 1, Ireland

Attention: The Directors

[Insert date]

Re:           International Fleet Financing No.2 B.V. (the “Issuer”)

Variable Class B funding notes issued by the Issuer pursuant to the Issuer Facility Agreement (as defined below)

Reference is made to the issuer facility agreement, dated as of 25 September 2018 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Issuer Facility Agreement”), by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator (the “Issuer Administrator”), Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents.

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement signed by, amongst others, the parties hereto dated on the Signing Date, as amended, modified or supplemented from time to time.

The parties hereto acknowledge and agree that the rights and obligations under this Class B Note Purchaser’s Letter shall become effective at the Effective Date.

In connection with a proposed purchase of certain Class B Notes from [●] by the undersigned, the undersigned hereby represents and warrants that:

1.	it has had an opportunity to discuss the Issuer’s and the Issuer Administrator’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuer and the Issuer Administrator and their respective representatives;

2.	it is either (a) not a “U.S. Person” (as defined in Regulation S or (b) a “U.S. Person” (as defined in Regulation S) or a U.S. resident (as determined for purposes of the Investment Company Act) and (i) it is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and (in the case of any sale or transfer after the initial sale by the Issuer) is aware that such sale or transfer to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Issuer Notes as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor of an Issuer Note or Advances is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A, (ii) it is an “accredited investor” as defined in paragraphs (1), (2), (3) or (7) of Rule 501, promulgated by the United States Securities and Exchange Commission under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Class B Notes, or (iii) it is purchasing the Class B Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in subsection 2(b)(ii) and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control;

3.	it is a “qualified purchaser” within the meaning of the Investment Company Act;

4.	it understands that the Class B Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and is being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, that the Issuer is not required to register the Class B Notes, and that any transfer must comply with the provisions of Clause 9 (Transfers, Replacements and Assignments) of the Issuer Facility Agreement;

5.	it understands that the Class B Notes will be subject to the restrictions on transfer described in Annex 4 (Selling Restrictions) of the Issuer Facility Agreement;

6.	it will comply with all applicable securities laws in connection with any subsequent resale of the Class B Notes;

7.	it understands that the Class B Notes may be offered, resold, pledged or otherwise transferred only in accordance with Clause 9.3(b) (Class B Assignments) of the Issuer Facility Agreement, and only:

a.	to the Issuer;

b.	in a transaction meeting the requirements of Rule 144A under the Securities Act;

c.	outside the United States to a foreign person in a transaction meeting the requirements of Regulation S under the Securities Act; or

d.	in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; notwithstanding the foregoing, it is hereby understood and agreed by the Issuer that (i) in the case of each Class B Investor Group with respect to which there is a Class B Conduit Investor, the Class B Notes will be pledged by each Class B Conduit Investor pursuant to its related commercial paper program documents, and the Class B Notes, or interests therein, may be sold, transferred or pledged to the related Class B Committed Note Purchaser or any Class B Program Support Provider or any affiliate of its related Class B Committed Note Purchaser or any Class B Program Support Provider or, any commercial paper conduit administered by its related Class B Committed Note Purchaser or any Class B Program Support Provider or any affiliate of its related Class B Committed Note Purchaser or any Class B Program Support Provider and (ii) in the case of each Class B Investor Group, the Class B Notes, or interests therein, may be sold, transferred or pledged to the related Class B Committed Note Purchaser or any Class B Program Support Provider or any affiliate of its related Class B Committed Note Purchaser or any Class B Program Support Provider or any commercial paper conduit administered by its related Class B Committed Note Purchaser or any Class B Program Support Provider or any affiliate of its related Class B Committed Note Purchaser or any Class B Program Support Provider,

provided that, for the avoidance of doubt, the Issuer may, in its sole and absolute discretion, withhold its consent with respect to any offer, sale, pledge or other transfer of any Class B Note to any Person and any such withholding shall be deemed reasonable;

8.	if it desires to offer, sell or otherwise transfer, pledge or hypothecate the Class B Notes as described in clause (ii) or (iv) of Section 3(i) of Annex 1 to the Issuer Facility Agreement, and such sale, transfer or pledge does not fall within the “notwithstanding the foregoing” provision of Section 3(i)(iv) of Annex 1 to the Issuer Facility Agreement, the transferee of the Class B Notes will be required to deliver a certificate, as described in Section 3(j) of Annex 1 to the Issuer Facility Agreement, that an exemption from the registration requirements of the Securities Act applies to such offer, sale, transfer or hypothecation or that such transaction is not subject to the registration requirements of the Securities Act, and that the registrar and transfer agent for the Class B Notes will not be required to accept for registration of transfer the Class B Notes acquired by it, except upon presentation of an executed letter in the form required by the Issuer Facility Agreement; and

9.	it will obtain from any purchaser of the Class B Notes substantially the same representations and warranties contained in the foregoing paragraphs.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer.

[ ]

By:
Name:
Title:

Dated:

cc: International Fleet Financing No.2 B.V.

EXHIBIT E-3
TO
ISSUER FACILITY AGREEMENT

FORM OF CLASS C NOTE PURCHASER’S LETTER

BNP Paribas Securities Services, Luxembourg Branch, as Registrar
60 avenue J.F. Kennedy

L-1855 Luxembourg

(Postal address: L–2085 Luxembourg)

Attention: Corporate Trust Operations

International Fleet Financing No.2 B.V.

Fourth Floor

3 George’s Dock

IFSC

Dublin 1, Ireland

Attention: The Directors

[Insert date]

Re:           International Fleet Financing No.2 B.V. (the “Issuer”)

Variable Class C funding notes issued by the Issuer pursuant to the Issuer Facility Agreement (as defined below)

Reference is made to the issuer facility agreement, dated as of 25 September 2018 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Issuer Facility Agreement”), by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator (the “Issuer Administrator”), Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents.

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement signed by, amongst others, the parties hereto dated on the Signing Date, as amended, modified or supplemented from time to time.

The parties hereto acknowledge and agree that the rights and obligations under this Class C Note Purchaser’s Letter shall become effective at the Effective Date.

In connection with a proposed purchase of certain Class C Notes from [●] by the undersigned, the undersigned hereby represents and warrants that:

1.	it has had an opportunity to discuss the Issuer’s and the Issuer Administrator’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Issuer and the Issuer Administrator and their respective representatives;

2.	it is either (a) not a “U.S. Person” (as defined in Regulation S or (b) a “U.S. Person” (as defined in Regulation S) or a U.S. resident (as determined for purposes of the Investment Company Act) and (i) it is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and (in the case of any sale or transfer after the initial sale by the Issuer) is aware that such sale or transfer to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Issuer Notes as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor of an Issuer Note or Advances is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A, (ii) it is an “accredited investor” as defined in paragraphs (1), (2), (3) or (7) of Rule 501, promulgated by the United States Securities and Exchange Commission under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Class C Notes, or (iii) it is purchasing the Class C Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in subsection 2(b)(ii) and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control;

3.	it is a “qualified purchaser” within the meaning of the Investment Company Act;

4.	it understands that the Class C Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and is being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, that the Issuer is not required to register the Class C Notes, and that any transfer must comply with the provisions of Clause 9 (Transfers, Replacements and Assignments) of the Issuer Facility Agreement;

5.	it understands that the Class C Notes will be subject to the restrictions on transfer described in Annex 4 (Selling Restrictions) of the Issuer Facility Agreement;

6.	it will comply with all applicable securities laws in connection with any subsequent resale of the Class C Notes;

7.	it understands that the Class C Notes may be offered, resold, pledged or otherwise transferred only in accordance with Clause 9.3(b) (Class C Assignments) of the Issuer Facility Agreement, and only:

a.	to the Issuer;

b.	in a transaction meeting the requirements of Rule 144A under the Securities Act;

c.	outside the United States to a foreign person in a transaction meeting the requirements of Regulation S under the Securities Act; or

d.	in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; notwithstanding the foregoing, it is hereby understood and agreed by the Issuer that the Class C Notes, or interests therein, may be sold, transferred or pledged to the related Class C Committed Note Purchaser or any affiliate of its related Class C Committed Note Purchaser , provided that, for the avoidance of doubt, the Issuer may, in its sole and absolute discretion, withhold its consent with respect to any offer, sale, pledge or other transfer of any Class C Note to any Person and any such withholding shall be deemed reasonable;

8.	if it desires to offer, sell or otherwise transfer, pledge or hypothecate the Class C Notes as described in clause (ii) or (iv) of Section 3(i) of Annex 1 to the Issuer Facility Agreement, and such sale, transfer or pledge does not fall within the “notwithstanding the foregoing” provision of Section 3(i)(iv) of Annex 1 to the Issuer Facility Agreement, the transferee of the Class C Notes will be required to deliver a certificate, as described in Section 3(j) of Annex 1 to the Issuer Facility Agreement, that an exemption from the registration requirements of the Securities Act applies to such offer, sale, transfer or hypothecation or that such transaction is not subject to the registration requirements of the Securities Act, and that the registrar and transfer agent for the Class C Notes will not be required to accept for registration of transfer the Class C Notes acquired by it, except upon presentation of an executed letter in the form required by the Issuer Facility Agreement; and

9.	it will obtain from any purchaser of the Class C Notes substantially the same representations and warranties contained in the foregoing paragraphs.

This certificate and the statements contained herein are made for your benefit and for the benefit of the Issuer.

[ ]

By:
Name:
Title:

Dated:

cc: International Fleet Financing No.2 B.V.

EXHIBIT G-1
TO
ISSUER FACILITY AGREEMENT

FORM OF CLASS A ASSIGNMENT AND ASSUMPTION AGREEMENT

CLASS A ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [•], among [•] (the “Class A Transferor”), each purchaser listed as a Class A Acquiring Committed Note Purchaser on the signature pages hereof (each, a “Class A Acquiring Committed Note Purchaser”), the Class A Funding Agent with respect to the assigning Class A Committed Note Purchaser listed in the signature pages hereof (the “Class A Funding Agent”), and International Fleet Financing No.2 B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated in The Netherlands (the “Company”).

WHEREAS:

(A)	this Class A Assignment and Assumption Agreement is being executed and delivered in accordance with Clause 9.3(a) (Class A Assignments) of the issuer facility agreement, dated as of 25 September 2018 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Issuer Facility Agreement”) by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents;

(B)	each Class A Acquiring Committed Note Purchaser (if it is not already an existing Class A Committed Note Purchaser) wishes to become a Class A Committed Note Purchaser (as defined in the Master Definitions and Constructions Agreement, as defined below) party to the Issuer Facility Agreement; and

(C)	the Class A Transferor is selling and assigning to each Class A Acquiring Committed Note Purchaser, the portion of its rights, obligations and commitments under the Issuer Facility Agreement and the Class A Notes (as defined in the Master Definitions and Constructions Agreement, as defined below) as set forth herein.

IT IS AGREED by the parties hereto as follows:

1.	Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement, dated on the Signing Date, as amended, modified or supplemented from time to time (the “Master Definitions and Constructions Agreement”).

2.	The parties hereto acknowledge and agree that the rights and obligations under this Class A Assignment and Assumption Agreement shall become effective at the Effective Date.

3.	Upon the execution and delivery of this Class A Assignment and Assumption Agreement by each Class A Acquiring Committed Note Purchaser, the Class A Funding Agent, the Class A Transferor and the Company (the date of such execution and delivery, the “Transfer Issuance Date”), each Class A Acquiring Committed Note Purchaser shall become a Class A Committed Note Purchaser party to the Issuer Facility Agreement for all purposes thereof.

4.	The Class A Transferor acknowledges receipt from each Class A Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Class A Transferor and such Class A Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Class A Acquiring Committed Note Purchaser (such Class A Acquiring Committed Note Purchaser’s “Purchased Percentage”) of the Class A Transferor’s Class A Commitment under the Issuer Facility Agreement and the Class A Transferor’s Class A Investor Group Principal Amount. The Class A Transferor hereby irrevocably sells, assigns and transfers to each Class A Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Class A Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Class A Transferor, such Class A Acquiring Committed Note Purchaser’s Purchased Percentage of the Class A Transferor’s Class A Commitment under the Issuer Facility Agreement and the Class A Transferor’s Class A Investor Group Principal Amount.

5.	The Class A Transferor has made arrangements with each Class A Acquiring Committed Note Purchaser with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Class A Transferor to such Class A Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Class A Transferor pursuant to Clause 3 (Interest, Fees and Costs) of the Issuer Facility Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Class A Acquiring Committed Note Purchaser to the Class A Transferor of Fees received by such Class A Acquiring Committed Note Purchaser pursuant to the Issuer Facility Agreement from and after the Transfer Issuance Date].

6.	From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Class A Transferor pursuant to the Issuer Facility Agreement shall, instead, be payable to or for the account of the Class A Transferor and the Class A Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Class A Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

7.	Each of the parties to this Class A Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Class A Assignment and Assumption Agreement.

8.	By executing and delivering this Class A Assignment and Assumption Agreement, the Class A Transferor and each Class A Acquiring Committed Note Purchaser confirm to and agree with each other and the Class A Committed Note Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Class A Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Issuer Facility Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Class A Notes, the Issuer Related Documents or any instrument or document furnished pursuant thereto; (ii) the Class A Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Issuer Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Class A Acquiring Committed Note Purchaser confirms that it has received a copy of the Issuer Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Class A Assignment and Assumption Agreement; (iv) each Class A Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Class A Transferor or any other Class A Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Issuer Facility Agreement; (v) each Class A Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vi) each Class A Acquiring Committed Note Purchaser appoints and authorizes the Class A Funding Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to such Class A Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vii) each Class A Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Issuer Facility Agreement are required to be performed by it as a Class A Acquiring Committed Note Purchaser and (viii) the Class A Acquiring Committed Note Purchaser hereby represents and warrants to the Company and the Issuer Administrator that the representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement are true and correct with respect to the Class A Acquiring Committed Note Purchaser on and as of the date hereof and the Class A Acquiring Committed Note Purchaser shall be deemed to have made such representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement on and as of the date hereof.

9.	Schedule I hereto sets forth the revised Class A Commitment Percentages of the Class A Transferor and each Class A Acquiring Committed Note Purchaser as well as administrative information with respect to each Class A Acquiring Committed Note Purchaser and its Class A Funding Agent.

10.	This Class A Assignment and Assumption Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and shall be construed in accordance with English law.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[●], as Class A Transferor

By:
Title:

By:
Title:

[●], as Class A Acquiring Committed Note Purchaser

By:
Title:

[●], as Class A Funding Agent

By:
Title:

CONSENTED AND ACKNOWLEDGED:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as the Company

By:
Title:

SCHEDULE I

LIST OF ADDRESSES FOR NOTICES

AND OF CLASS A COMMITMENT PERCENTAGES

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Administrative Agent

Address:          12 Place des Etats-Unis

                          CS 70052

                          92547 Montrouge Cedex

                          France

Attention:        MO SECURITIZATION CACIB/CAROLE D’HAEYERE

Telephone:      [*] (Carole D’HAEYERE) or [*] (Eleonore N’DONGUI) or [*] (Stéphane BOITEUX)

Facsimile:         [*]

[TRANSFEROR]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

Prior Class A Committed Note Purchaser Percentage:	[●]

Revised Class A Committed Note Purchaser Percentage:	[●]

Prior Class A Investor Group Principal Amount:	[●]

Revised Class A Investor Group Principal Amount:	[●]

Prior Class A Maximum Investor Group Principal Amount:	[●]

Revised Class A Maximum Investor Group Principal Amount:	[●]

[TRANSFEROR CLASS A FUNDING AGENT]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

[CLASS A ACQUIRING COMMITTED NOTE PURCHASER]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

Prior Class A Commitment Percentage:	[●]

Revised Class A Commitment Percentage:	[●]

Prior Class A Investor Group Principal Amount:	[●]

Revised Class A Investor Group Principal Amount:	[●]

[CLASS A ACQUIRING COMMITTED NOTE PURCHASER FUNDING AGENT]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

EXHIBIT G-2
TO
ISSUER FACILITY AGREEMENT

FORM OF CLASS B ASSIGNMENT AND ASSUMPTION AGREEMENT

CLASS B ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [●], among [●] (the “Class B Transferor”), each purchaser listed as a Class B Acquiring Committed Note Purchaser on the signature pages hereof (each, a “Class B Acquiring Committed Note Purchaser”), the Class B Funding Agent with respect to the assigning Class B Committed Note Purchaser listed in the signature pages hereof (the “Class B Funding Agent”), and International Fleet Financing No.2 B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated in The Netherlands (the “Company”).

WHEREAS:

(A)	this Class B Assignment and Assumption Agreement is being executed and delivered in accordance with Clause 9.3(b) (Class B Assignments) of the issuer facility agreement, dated as of 25 September 2018 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Issuer Facility Agreement”) by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents;

(B)	each Class B Acquiring Committed Note Purchaser (if it is not already an existing Class B Committed Note Purchaser) wishes to become a Class B Committed Note Purchaser (as defined in the Master Definitions and Constructions Agreement, as defined below) party to the Issuer Facility Agreement; and

(C)	the Class B Transferor is selling and assigning to each Class B Acquiring Committed Note Purchaser, the portion of its rights, obligations and commitments under the Issuer Facility Agreement and the Class B Notes (as defined in the Master Definitions and Constructions Agreement, as defined below) as set forth herein.

IT IS AGREED by the parties hereto as follows:

1.	Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement, dated on the Signing Date, as amended, modified or supplemented from time to time (the “Master Definitions and Constructions Agreement”).

2.	The parties hereto acknowledge and agree that the rights and obligations under this Class B Assignment and Assumption Agreement shall become effective at the Effective Date.

3.	Upon the execution and delivery of this Class B Assignment and Assumption Agreement by each Class B Acquiring Committed Note Purchaser, the Class B Funding Agent, the Class B Transferor and the Company (the date of such execution and delivery, the “Transfer Issuance Date”), each Class B Acquiring Committed Note Purchaser shall become a Class B Committed Note Purchaser party to the Issuer Facility Agreement for all purposes thereof.

4.	The Class B Transferor acknowledges receipt from each Class B Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Class B Transferor and such Class B Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Class B Acquiring Committed Note Purchaser (such Class B Acquiring Committed Note Purchaser’s “Purchased Percentage”) of the Class B Transferor’s Class B Commitment under the Issuer Facility Agreement and the Class B Transferor’s Class B Investor Group Principal Amount. The Class B Transferor hereby irrevocably sells, assigns and transfers to each Class B Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Class B Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Class B Transferor, such Class B Acquiring Committed Note Purchaser’s Purchased Percentage of the Class B Transferor’s Class B Commitment under the Issuer Facility Agreement and the Class B Transferor’s Class B Investor Group Principal Amount.

5.	The Class B Transferor has made arrangements with each Class B Acquiring Committed Note Purchaser with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Class B Transferor to such Class B Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Class B Transferor pursuant to Clause 3 (Interest, Fees and Costs) of the Issuer Facility Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Class B Acquiring Committed Note Purchaser to the Class B Transferor of Fees received by such Class B Acquiring Committed Note Purchaser pursuant to the Issuer Facility Agreement from and after the Transfer Issuance Date].

6.	From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Class B Transferor pursuant to the Issuer Facility Agreement shall, instead, be payable to or for the account of the Class B Transferor and the Class B Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Class B Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

7.	Each of the parties to this Class B Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Class B Assignment and Assumption Agreement.

8.	By executing and delivering this Class B Assignment and Assumption Agreement, the Class B Transferor and each Class B Acquiring Committed Note Purchaser confirm to and agree with each other and the Class B Committed Note Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Class B Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Issuer Facility Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Class B Notes, the Issuer Related Documents or any instrument or document furnished pursuant thereto; (ii) the Class B Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Issuer Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Class B Acquiring Committed Note Purchaser confirms that it has received a copy of the Issuer Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Class B Assignment and Assumption Agreement; (iv) each Class B Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Class B Transferor or any other Class B Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Issuer Facility Agreement; (v) each Class B Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vi) each Class B Acquiring Committed Note Purchaser appoints and authorizes the Class B Funding Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to such Class B Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vii) each Class B Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Issuer Facility Agreement are required to be performed by it as a Class B Acquiring Committed Note Purchaser and (viii) the Class B Acquiring Committed Note Purchaser hereby represents and warrants to the Company and the Issuer Administrator that the representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement are true and correct with respect to the Class B Acquiring Committed Note Purchaser on and as of the date hereof and the Class B Acquiring Committed Note Purchaser shall be deemed to have made such representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement on and as of the date hereof.

9.	Schedule I hereto sets forth the revised Class B Commitment Percentages of the Class B Transferor and each Class B Acquiring Committed Note Purchaser as well as administrative information with respect to each Class B Acquiring Committed Note Purchaser and its Class B Funding Agent.

10.	This Class B Assignment and Assumption Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and shall be construed in accordance with English law.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[●], as Class B Transferor

By:
Title:

By:
Title:

[●], as Class B Acquiring Committed Note Purchaser

By:
Title:

[●], as Class B Funding Agent

By:
Title:

CONSENTED AND ACKNOWLEDGED:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as the Company

By:
Title:

SCHEDULE I

LIST OF ADDRESSES FOR NOTICES

AND OF CLASS B COMMITMENT PERCENTAGES

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Administrative Agent

Address:          12 Place des Etats-Unis

                          CS 70052

                          92547 Montrouge Cedex

                          France

Attention:        MO SECURITIZATION CACIB/CAROLE D’HAEYERE

Telephone:      [*] (Carole D’HAEYERE) or [*] (Eleonore N’DONGUI) or [*] (Stéphane BOITEUX)

Facsimile:         [*]

[TRANSFEROR]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

Prior Class B Commitment Percentage:	[●]

Revised Class B Commitment Percentage:	[●]

Prior Class B Investor Group Principal Amount:	[●]

Revised Class B Investor Group Principal Amount:	[●]

[TRANSFEROR CLASS B FUNDING AGENT]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

[CLASS B ACQUIRING COMMITTED NOTE PURCHASER]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

Prior Class B Commitment Percentage:	[●]

Revised Class B Commitment Percentage:	[●]

Prior Class B Investor Group Principal Amount:	[●]

Revised Class B Investor Group Principal Amount:	[●]

[CLASS B ACQUIRING COMMITTED NOTE PURCHASER FUNDING AGENT]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

EXHIBIT G-3
TO
ISSUER FACILITY AGREEMENT

FORM OF CLASS C ASSIGNMENT AND ASSUMPTION AGREEMENT

CLASS C ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [●], among [●] (the “Class C Transferor”), each purchaser listed as a Class C Acquiring Committed Note Purchaser on the signature pages hereof (each, a “Class C Acquiring Committed Note Purchaser”), the Class C Funding Agent with respect to the assigning Class C Committed Note Purchaser listed in the signature pages hereof (the “Class C Funding Agent”), and International Fleet Financing No.2 B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated in The Netherlands (the “Company”).

WHEREAS:

(D)	this Class C Assignment and Assumption Agreement is being executed and delivered in accordance with Clause 9.3(b) (Class C Assignments) of the issuer facility agreement, dated as of 25 September 2018 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Issuer Facility Agreement”) by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents;

(E)	each Class C Acquiring Committed Note Purchaser (if it is not already an existing Class C Committed Note Purchaser) wishes to become a Class C Committed Note Purchaser (as defined in the Master Definitions and Constructions Agreement, as defined below) party to the Issuer Facility Agreement; and

(F)	the Class C Transferor is selling and assigning to each Class C Acquiring Committed Note Purchaser, the portion of its rights, obligations and commitments under the Issuer Facility Agreement and the Class C Notes (as defined in the Master Definitions and Constructions Agreement, as defined below) as set forth herein.

IT IS AGREED by the parties hereto as follows:

11.	Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement, dated on the Signing Date, as amended, modified or supplemented from time to time (the “Master Definitions and Constructions Agreement”).

12.	The parties hereto acknowledge and agree that the rights and obligations under this Class C Assignment and Assumption Agreement shall become effective at the Effective Date.

13.	Upon the execution and delivery of this Class C Assignment and Assumption Agreement by each Class C Acquiring Committed Note Purchaser, the Class C Funding Agent, the Class C Transferor and the Company (the date of such execution and delivery, the “Transfer Issuance Date”), each Class C Acquiring Committed Note Purchaser shall become a Class C Committed Note Purchaser party to the Issuer Facility Agreement for all purposes thereof.

14.	The Class C Transferor acknowledges receipt from each Class C Acquiring Committed Note Purchaser of an amount equal to the purchase price, as agreed between the Class C Transferor and such Class C Acquiring Committed Note Purchaser (the “Purchase Price”), of the portion being purchased by such Class C Acquiring Committed Note Purchaser (such Class C Acquiring Committed Note Purchaser’s “Purchased Percentage”) of the Class C Transferor’s Class C Commitment under the Issuer Facility Agreement and the Class C Transferor’s Class C Investor Group Principal Amount. The Class C Transferor hereby irrevocably sells, assigns and transfers to each Class C Acquiring Committed Note Purchaser, without recourse, representation or warranty, and each Class C Acquiring Committed Note Purchaser hereby irrevocably purchases, takes and assumes from the Class C Transferor, such Class C Acquiring Committed Note Purchaser’s Purchased Percentage of the Class C Transferor’s Class C Commitment under the Issuer Facility Agreement and the Class C Transferor’s Class C Investor Group Principal Amount.

15.	The Class C Transferor has made arrangements with each Class C Acquiring Committed Note Purchaser with respect to [(i)] the portion, if any, to be paid, and the date or dates for payment, by the Class C Transferor to such Class C Acquiring Committed Note Purchaser of any program fees, undrawn facility fee, structuring and commitment fees or other fees (collectively, the “Fees”) [heretofore received] by the Class C Transferor pursuant to Clause 3 (Interest, Fees and Costs) of the Issuer Facility Agreement prior to the Transfer Issuance Date [and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Class C Acquiring Committed Note Purchaser to the Class C Transferor of Fees received by such Class C Acquiring Committed Note Purchaser pursuant to the Issuer Facility Agreement from and after the Transfer Issuance Date].

16.	From and after the Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Class C Transferor pursuant to the Issuer Facility Agreement shall, instead, be payable to or for the account of the Class C Transferor and the Class C Acquiring Committed Note Purchasers, as the case may be, in accordance with their respective interests as reflected in this Class C Assignment and Assumption Agreement, whether such amounts have accrued prior to the Transfer Issuance Date or accrue subsequent to the Transfer Issuance Date.

17.	Each of the parties to this Class C Assignment and Assumption Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Class C Assignment and Assumption Agreement.

18.	By executing and delivering this Class C Assignment and Assumption Agreement, the Class C Transferor and each Class C Acquiring Committed Note Purchaser confirm to and agree with each other and the Class C Committed Note Purchasers as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Class C Transferor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Issuer Facility Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Class C Notes, the Issuer Related Documents or any instrument or document furnished pursuant thereto; (ii) the Class C Transferor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Issuer Related Documents or any other instrument or document furnished pursuant hereto; (iii) each Class C Acquiring Committed Note Purchaser confirms that it has received a copy of the Issuer Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Class C Assignment and Assumption Agreement; (iv) each Class C Acquiring Committed Note Purchaser will, independently and without reliance upon the Administrative Agent, the Class C Transferor or any other Class C Investor Group and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Issuer Facility Agreement; (v) each Class C Acquiring Committed Note Purchaser appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vi) each Class C Acquiring Committed Note Purchaser appoints and authorizes the Class C Funding Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to such Class C Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vii) each Class C Acquiring Committed Note Purchaser agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Issuer Facility Agreement are required to be performed by it as a Class C Acquiring Committed Note Purchaser and (viii) the Class C Acquiring Committed Note Purchaser hereby represents and warrants to the Company and the Issuer Administrator that the representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement are true and correct with respect to the Class C Acquiring Committed Note Purchaser on and as of the date hereof and the Class C Acquiring Committed Note Purchaser shall be deemed to have made such representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement on and as of the date hereof.

19.	Schedule I hereto sets forth the revised Class C Commitment Percentages of the Class C Transferor and each Class C Acquiring Committed Note Purchaser as well as administrative information with respect to each Class C Acquiring Committed Note Purchaser and its Class C Funding Agent.

20.	This Class C Assignment and Assumption Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and shall be construed in accordance with English law.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

[●], as Class C Transferor

By:
Title:

By:
Title:

[●], as Class C Acquiring Committed Note Purchaser

By:
Title:

[●], as Class C Funding Agent

By:
Title:

CONSENTED AND ACKNOWLEDGED:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as the Company

By:
Title:

SCHEDULE I

LIST OF ADDRESSES FOR NOTICES

AND OF CLASS C COMMITMENT PERCENTAGES

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

as Administrative Agent

Address:          12 Place des Etats-Unis

                          CS 70052

                          92547 Montrouge Cedex

                          France

Attention:        MO SECURITIZATION CACIB/CAROLE D’HAEYERE

Telephone:      [*] (Carole D’HAEYERE) or [*] (Eleonore N’DONGUI) or [*] (Stéphane BOITEUX)

Facsimile:         [*]

[TRANSFEROR]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

Prior Class C Commitment Percentage:	[●]

Revised Class C Commitment Percentage:	[●]

Prior Class C Investor Group Principal Amount:	[●]

Revised Class C Investor Group Principal Amount:	[●]

[TRANSFEROR CLASS C FUNDING AGENT]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

[CLASS C ACQUIRING COMMITTED NOTE PURCHASER]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

Prior Class C Commitment Percentage:	[●]

Revised Class C Commitment Percentage:	[●]

Prior Class C Investor Group Principal Amount:	[●]

Revised Class C Investor Group Principal Amount:	[●]

[CLASS C ACQUIRING COMMITTED NOTE PURCHASER FUNDING AGENT]

Address:	[●]
	Attention:	[●]
	Telephone:	[●]
	Facsimile:	[●]

EXHIBIT H-1
TO
ISSUER FACILITY AGREEMENT

FORM OF CLASS A INVESTOR GROUP SUPPLEMENT

CLASS A INVESTOR GROUP SUPPLEMENT, dated as of [date], among (i) [●] (the “Class A Transferor Investor Group”), (ii) the Class A Funding Agent with respect to the Class A Transferor Investor Group in the signature pages hereof (the “Class A Transferor Funding Agent”) (iii) [●] (the “Class A Acquiring Investor Group”), (iv) the Class A Funding Agent with respect to the Class A Acquiring Investor Group listed in the signature pages hereof (the “Class A Acquiring Funding Agent”), and (v) International Fleet Financing No.2 B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated in The Netherlands (the “Company”).

WHEREAS:

(A)	this Class A Investor Group Supplement is being executed and delivered in accordance with Clause 9.3(a) (Class A Assignments) of the issuer facility agreement, dated as of 25 September 2018 (as from time to time may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof, the “Issuer Facility Agreement”) by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents;

(B)	the Class A Acquiring Investor Group wishes to become a Class A Conduit Investor and a Class A Committed Note Purchaser (each such term as defined in the Master Definitions and Constructions Agreement, as defined below) with respect to such Class A Conduit Investor under the Issuer Facility Agreement; and

(C)	the Class A Transferor Investor Group is selling and assigning to the Class A Acquiring Investor Group its respective rights, obligations and commitments under the Issuer Facility Agreement and the Class A Notes with respect to the percentage of its total commitment specified in Schedule I attached hereto.

IT IS AGREED by the parties hereto as follows:

1.	Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement, dated on the Signing Date, as amended, modified or supplemented from time to time (the “Master Definitions and Constructions Agreement”).

2.	The parties hereto acknowledge and agree that the rights and obligations under this Class A Investor Group Supplement shall become effective at the Effective Date.

3.	Upon the execution and delivery of this Class A Investor Group Supplement by the Class A Acquiring Investor Group, the Class A Acquiring Funding Agent with respect thereto, the Class A Transferor Investor Group, the Class A Transferor Funding Agent and the Company (the date of such execution and delivery, the “Class A Transfer Issuance Date”), the Class A Conduit Investor(s) and the Class A Committed Note Purchasers with respect to the Class A Acquiring Investor Group shall become parties to the Issuer Facility Agreement for all purposes thereof.

4.	The Class A Transferor Investor Group acknowledges receipt from the Class A Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Class A Transferor Investor Group and the Class A Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Class A Acquiring Investor Group (the Class A Acquiring Investor Group’s “Purchased Percentage”) of the Class A Commitment with respect to the Class A Committed Note Purchasers included in the Class A Transferor Investor Group under the Issuer Facility Agreement and the Class A Transferor Investor Group’s Class A Investor Group Principal Amount. The Class A Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Class A Acquiring Investor Group, without recourse, representation or warranty, and the Class A Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Class A Transferor Investor Group, the Class A Acquiring Investor Group’s Purchased Percentage of the Class A Commitment with respect to the Class A Committed Note Purchasers included in the Class A Transferor Investor Group under the Issuer Facility Agreement and the Class A Transferor Investor Group’s Class A Investor Group Principal Amount.

5.	From and after the Class A Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Class A Transferor Investor Group pursuant to the Issuer Facility Agreement shall, instead, be payable to or for the account of the Class A Transferor Investor Group and the Class A Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Issuer Facility Agreement, whether such amounts have accrued prior to the Class A Transfer Issuance Date or accrue subsequent to the Class A Transfer Issuance Date.

6.	Each of the parties to this Class A Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Class A Investor Group Supplement.

7.	By executing and delivering this Class A Investor Group Supplement, the Class A Transferor Investor Group and the Class A Acquiring Investor Group confirm to and agree with each other as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Class A Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Issuer Facility Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Class A Notes, the Issuer Related Documents or any instrument or document furnished pursuant thereto; (ii) the Class A Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Issuer Related Documents or any other instrument or document furnished pursuant hereto; (iii) the Class A Acquiring Investor Group confirms that it has received a copy of the Issuer Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Class A Investor Group Supplement; (iv) the Class A Acquiring Investor Group will, independently and without reliance upon the Administrative Agent, the Class A Transferor Investor Group or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Issuer Facility Agreement; (v) the Class A Acquiring Investor Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vi) each member of the Class A Acquiring Investor Group appoints and authorizes its respective Class A Acquiring Funding Agent, listed in Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to such Class A Acquiring Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vii) each member of the Class A Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Issuer Facility Agreement are required to be performed by it as a member of the Class A Acquiring Investor Group and (viii) each member of the Class A Acquiring Investor Group hereby represents and warrants to the Company and the Issuer Administrator that the representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement are true and correct with respect to the Class A Acquiring Investor Group on and as of the date hereof and the Class A Acquiring Investor Group shall be deemed to have made such representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement on and as of the date hereof.

8.	Schedule I hereto sets forth the revised Class A Commitment Percentages of the Class A Transferor Investor Group and the Class A Acquiring Investor Group, as well as administrative information with respect to the Class A Acquiring Investor Group and its Class A Acquiring Funding Agent.

9.	This Class A Investor Group Supplement and any non-contractual obligations arising out of or in connection with it shall be governed by and shall be construed in accordance with English law.

IN WITNESS WHEREOF, the parties hereto have caused this Class A Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[●], as Class A Transferor Investor Group

By:
Title:

[●], as Class A Transferor Investor Group

By:
Title:

[●], as Class A Transferor Funding Agent

By:
Title:

[●], as Class A Acquiring Investor Group

By:
Title:

[●], as Class A Acquiring Investor Group

By:
Title:

[●], as Class A Funding Agent

By:
Title:

CONSENTED AND ACKNOWLEDGED:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as the Company

By:
Title:

LIST OF ADDRESSES FOR NOTICES

AND OF CLASS A COMMITMENT PERCENTAGES

EXHIBIT H-2
TO
ISSUER FACILITY AGREEMENT

FORM OF CLASS B INVESTOR GROUP SUPPLEMENT

CLASS B INVESTOR GROUP SUPPLEMENT, dated as of [date], among (i) [●] (the “Class B Transferor Investor Group”), (ii) the Class B Funding Agent with respect to the Class B Transferor Investor Group in the signature pages hereof (the “Class B Transferor Funding Agent”) (iii) [●] (the “Class B Acquiring Investor Group”), (iv) the Class B Funding Agent with respect to the Class B Acquiring Investor Group listed in the signature pages hereof (the “Class B Acquiring Funding Agent”), and (v) International Fleet Financing No.2 B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated in The Netherlands (the “Company”).

WHEREAS:

(A)	this Class B Investor Group Supplement is being executed and delivered in accordance with Clause 9.3(b) (Class B Assignments) of the issuer facility agreement, dated as of 25 September 2018 (as from time to time may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof, the “Issuer Facility Agreement”) by and among International Fleet Financing No.2 B.V. as Issuer, BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Bank as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents;

(B)	the Class B Acquiring Investor Group wishes to become a Class B Conduit Investor and a Class B Committed Note Purchaser (each such term as defined in the Master Definitions and Constructions Agreement, as defined below) with respect to such Class B Conduit Investor under the Issuer Facility Agreement; and

(C)	the Class B Transferor Investor Group is selling and assigning to the Class B Acquiring Investor Group its respective rights, obligations and commitments under the Issuer Facility Agreement and the Class B Notes with respect to the percentage of its total commitment specified in Schedule I attached hereto.

IT IS AGREED by the parties hereto as follows:

1.	Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement, dated on the Signing Date, as amended, modified or supplemented from time to time (the “Master Definitions and Constructions Agreement”).

2.	The parties hereto acknowledge and agree that the rights and obligations under this Class B Investor Group Supplement shall become effective at the Effective Date.

3.	Upon the execution and delivery of this Class B Investor Group Supplement by the Class B Acquiring Investor Group, the Class B Acquiring Funding Agent with respect thereto, the Class B Transferor Investor Group, the Class B Transferor Funding Agent and the Company (the date of such execution and delivery, the “Class B Transfer Issuance Date”), the Class B Conduit Investor(s) and the Class B Committed Note Purchasers with respect to the Class B Acquiring Investor Group shall become parties to the Issuer Facility Agreement for all purposes thereof.

4.	The Class B Transferor Investor Group acknowledges receipt from the Class B Acquiring Investor Group of an amount equal to the purchase price, as agreed between the Class B Transferor Investor Group and the Class B Acquiring Investor Group (the “Purchase Price”), of the portion being purchased by the Class B Acquiring Investor Group (the Class B Acquiring Investor Group’s “Purchased Percentage”) of the Class B Commitment with respect to the Class B Committed Note Purchasers included in the Class B Transferor Investor Group under the Issuer Facility Agreement and the Class B Transferor Investor Group’s Class B Investor Group Principal Amount. The Class B Transferor Investor Group hereby irrevocably sells, assigns and transfers to the Class B Acquiring Investor Group, without recourse, representation or warranty, and the Class B Acquiring Investor Group hereby irrevocably purchases, takes and assumes from the Class B Transferor Investor Group, the Class B Acquiring Investor Group’s Purchased Percentage of the Class B Commitment with respect to the Class B Committed Note Purchasers included in the Class B Transferor Investor Group under the Issuer Facility Agreement and the Class B Transferor Investor Group’s Class B Investor Group Principal Amount.

5.	From and after the Class B Transfer Issuance Date, amounts that would otherwise be payable to or for the account of the Class B Transferor Investor Group pursuant to the Issuer Facility Agreement shall, instead, be payable to or for the account of the Class B Transferor Investor Group and the Class B Acquiring Investor Group, as the case may be, in accordance with their respective interests as reflected in this Issuer Facility Agreement, whether such amounts have accrued prior to the Class B Transfer Issuance Date or accrue subsequent to the Class B Transfer Issuance Date.

6.	Each of the parties to this Class B Investor Group Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Class B Investor Group Supplement.

7.	By executing and delivering this Class B Investor Group Supplement, the Class B Transferor Investor Group and the Class B Acquiring Investor Group confirm to and agree with each other as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Class B Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Issuer Facility Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Class B Notes, the Issuer Related Documents or any instrument or document furnished pursuant thereto; (ii) the Class B Transferor Investor Group makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of the Company’s obligations under the Issuer Related Documents or any other instrument or document furnished pursuant hereto; (iii) the Class B Acquiring Investor Group confirms that it has received a copy of the Issuer Related Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Class B Investor Group Supplement; (iv) the Class B Acquiring Investor Group will, independently and without reliance upon the Administrative Agent, the Class B Transferor Investor Group or any other Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Issuer Facility Agreement; (v) the Class B Acquiring Investor Group appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vi) each member of the Class B Acquiring Investor Group appoints and authorizes its respective Class B Acquiring Funding Agent, listed in Schedule I hereto, to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to such Class B Acquiring Funding Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Clause 10 (The Administrative Agent) of the Issuer Facility Agreement; (vii) each member of the Class B Acquiring Investor Group agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Issuer Facility Agreement are required to be performed by it as a member of the Class B Acquiring Investor Group and (viii) each member of the Class B Acquiring Investor Group hereby represents and warrants to the Company and the Issuer Administrator that the representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement are true and correct with respect to the Class B Acquiring Investor Group on and as of the date hereof and the Class B Acquiring Investor Group shall be deemed to have made such representations and warranties contained in Section 3 (Conduit Investors and Committed Note Purchasers) of Annex 1 (Representations and Warranties) to the Issuer Facility Agreement on and as of the date hereof.

8.	Schedule I hereto sets forth the revised Class B Commitment Percentages of the Class B Transferor Investor Group and the Class B Acquiring Investor Group, as well as administrative information with respect to the Class B Acquiring Investor Group and its Class B Acquiring Funding Agent.

9.	This Class B Investor Group Supplement and any non-contractual obligations arising out of or in connection with it shall be governed by and shall be construed in accordance with English law.

IN WITNESS WHEREOF, the parties hereto have caused this Class B Investor Group Supplement to be executed by their respective duly authorized officers as of the date first set forth above.

[●], as Class B Transferor Investor Group

By:
Title:

[●], as Class B Transferor Investor Group

By:
Title:

[●], as Class B Transferor Funding Agent

By:
Title:

[●], as Class B Acquiring Investor Group

By:
Title:

[●], as Class B Acquiring Investor Group

By:
Title:

[●], as Class B Funding Agent

By:
Title:

CONSENTED AND ACKNOWLEDGED:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as the Company

By:
Title:

LIST OF ADDRESSES FOR NOTICES

AND OF CLASS B COMMITMENT PERCENTAGES

EXHIBIT I
TO
ISSUER FACILITY AGREEMENT

FORM OF LETTER OF CREDIT

OUR IRREVOCABLE LETTER OF CREDIT NO. ___

[Insert date]

Beneficiaries:

International Fleet Financing No.2 B.V. (the “Issuer”)

BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”)

as trustee on behalf of the Issuer

10 Harewood Avenue

London, NW1 6AA

Dear Sir or Madam:

The undersigned (“[ ]” or the “Issuing Bank”) hereby irrevocably establishes, at the request and for the account of The Hertz Corporation, a Delaware Corporation (“Hertz”), pursuant to the senior secured revolving credit facility, provided under a Credit Agreement, dated as of June 30, 2016, among Hertz, the Issuing Bank, certain affiliates of Hertz, Barclays Bank PLC, as administrative agent and collateral agent, and the several banks and financial institutions party thereto from time to time in accordance with the terms thereof, (the “Credit Agreement”), in the Beneficiaries’ favor and on the Beneficiaries’ behalf as Issuer and Issuer Security Trustee, respectively, under the issuer facility agreement, originally dated as of September 25, 2018 (as may be amended, supplemented, amended and restated or otherwise modified from time to time, (the “Issuer Facility Agreement”), by and among the Issuer, the Issuer Security Trustee, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Bank, as Administrative Agent, certain committed note purchasers, certain conduit investors and certain funding agents, in respect of Credit Demands (as defined below) and Termination Demands (as defined below) this Irrevocable Letter of Credit No. [●] in the amount of [●] (€[●]) (such amount, as the same may be reduced, increased (to an amount not exceeding [●] (€[●])) or reinstated as provided herein, being the “Letter of Credit Amount”), effective immediately and expiring at [4:00 p.m. (New York time)] at our office located at [insert address of Issuing Bank] (such office or any other office which may be designated by the Issuing Bank by written notice delivered to the Beneficiaries, being the “Issuing Bank’s Office”) on 23 July 2022, as such date may have been extended from time to time as provided herein (or, if such date is not a Business Day (as defined below), the immediately succeeding Business Day) (the “Letter of Credit Expiration Date”).

The Issuing Bank hereby agrees that the Letter of Credit Expiration Date shall be automatically extended, without amendment, to the earlier of (1) one year from the then current Letter of Credit Expiration Date and (2) the 15th day prior to the Initial Revolving Maturity Date (as defined in the Credit Agreement), unless, no fewer than sixty (60) days before the then current Letter of Credit Expiration Date, we notify you in writing by registered mail (return receipt), registered courier or email that this letter of credit will not be extended beyond the then current Letter of Credit Expiration Date.

The terms “Beneficiary” or “Beneficiaries” refers herein (and in each Annex hereto) to the Issuer and the Issuer Security Trustee as trustee on behalf of the Issuer. Any action taken by one Beneficiary hereunder shall bind each of them. Any drawing by either Beneficiary will constitute a drawing by both. Capitalized terms used herein and not defined herein shall have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement, dated 25 September 2018, as amended, modified or supplemented from time to time.

The Issuing Bank irrevocably authorizes the Beneficiaries to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more draws by one or more of either of the Issuer’s or the Issuer Security Trustee’s drafts, each drawn on the Issuing Bank at the Issuing Bank’s Office (including by way of email), payable at sight on a Business Day (as defined below), and accompanied by either of the Issuer’s or the Issuer Security Trustee’s written and completed certificate signed by the Issuer or the Issuer Security Trustee (as applicable) in substantially the form of Annex A (Certificate of Credit Demand) attached hereto (any such draft accompanied by such certificate being a “Credit Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day (as defined below) and (2) in one or more draws by one or more of either of the Issuer’s or the Issuer Security Trustee’s drafts, each drawn on the Issuing Bank at the Issuing Bank’s Office (including by way of email), payable at sight on a Business Day (as defined below), and accompanied by either of the Issuer’s or the Issuer Security Trustee’s written and completed certificate signed by the Issuer or the Issuer Security Trustee (as applicable) in substantially the form of Annex B (Certificate of Termination Demand) attached hereto (any such draft accompanied by such certificate being a “Termination Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Letter of Credit Amount as in effect on such Business Day.

In this Letter of Credit, “Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to close in New York City, New York.

Upon the Issuing Bank honoring any Credit Demand or Termination Demand presented hereunder, the Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Credit Demand or Termination Demand. In addition to the foregoing reduction, (i) upon the Issuing Bank honoring any Termination Demand in respect of the entire Letter of Credit Amount presented to it hereunder, the amount available to be drawn under this Letter of Credit shall automatically be reduced to zero and this Letter of Credit shall be terminated and (ii) no amount decreased on the honoring of any Termination Demand shall be reinstated. The Issuing Bank shall notify each Beneficiary in writing of any such reimbursement and the corresponding amount of the reinstatement of the Letter of Credit Amount.

The Letter of Credit Amount shall be automatically reinstated when and to the extent, but only when and to the extent, that (i) the Issuing Bank is reimbursed by Hertz (or by the Issuer under Clause 5.6 (Past Due Rental Payments) or Clause 5.7 (Letters of Credit and L/C Cash Collateral Account) of the Issuer Facility Agreement) for any amount drawn hereunder as a Credit Demand and (ii) the Issuing Bank receives written notice from Hertz in substantially the form of Annex C (Certificate of Reinstatement of Letter of Credit Amount) hereto that no Event of Bankruptcy with respect to Hertz has occurred and is continuing; provided, however, that the Letter of Credit Amount shall, in no event, be reinstated to an amount in excess of the then current Letter of Credit Amount (without giving effect to any reduction to the Letter of Credit Amount that resulted from any such Credit Demand).

The Letter of Credit Amount shall be automatically reduced in accordance with the terms of a written request from either the Issuer or the Issuer Security Trustee (in each case with the prior consent of Hertz) to the Issuing Bank in substantially the form of Annex E (Notice of Reduction of Letter of Credit Amount) attached hereto that is acknowledged and agreed to in writing by the Issuing Bank. The Letter of Credit Amount shall be automatically increased upon receipt by (and written acknowledgment of such receipt by) the Issuer or the Issuer Security Trustee of written notice from the Issuing Bank in substantially the form of Annex F (Notice of Increase of Letter of Credit Amount) attached hereto certifying that the Letter of Credit Amount has been increased and setting forth the amount of such increase, which increase shall not result in the Letter of Credit Amount exceeding an amount equal to [●] (€[●]).

Each Credit Demand and Termination Demand shall be dated the date of its presentation, and shall be presented (and, for the avoidance of doubt, may be presented by way of facsimile in accordance with the notice provisions set out below) to the Issuing Bank at the Issuing Bank’s Office, Attention: [●]. If the Issuing Bank receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than [12:00 p.m. (New York City time)] on a Business Day prior to the termination hereof, the Issuing Bank will make such funds available by [4:00 p.m. (New York City time)] [on the same day] in accordance with the relevant Beneficiary’s payment instructions. If the Issuing Bank receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after [12:00 p.m. (New York City time)] on a Business Day prior to the termination hereof, the Issuing Bank will make the funds available by [4:00 p.m. (New York City time)] on the [next succeeding Business Day] in accordance with the relevant Beneficiary’s payment instructions. All payments made by the Issuing Bank under this Letter of Credit shall be made by deposit of same day funds into the designated account specified in the relevant Credit Demand or Termination Demand, as the case may be, and shall be made with the Issuing Bank’s own funds.

In the event there is more than one draw request on the same Business Day, the draw requests shall be honored in the following order: (1) Credit Demands and (2) the Termination Demand.

Upon the earliest of (i) the date on which the Issuing Bank honors a Termination Demand presented hereunder to the extent of the Letter of Credit Amount as in effect on such date, (ii) the date on which the Issuing Bank receives written notice from Beneficiary (in each case with the prior consent of Hertz) that an alternate letter of credit or other credit facility has been substituted for this Letter of Credit and (iii) the Letter of Credit Expiration Date, this Letter of Credit shall automatically terminate and the Beneficiaries shall surrender this Letter of Credit to the undersigned Issuing Bank on such day.

This Letter of Credit is transferable by the Issuer Security Trustee in its entirety, but not in part, to any transferee(s) of the Issuer Security Trustee as Beneficiary who the Issuer Security Trustee certifies to the Issuing Bank has succeeded BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee under the Issuer Security Trust Deed, and may be successively transferred. Transfer of this Letter of Credit to such transferee shall be effected by the presentation to the Issuing Bank of this Letter of Credit accompanied by a certificate in substantially the form of Annex D (Instruction to Transfer) attached hereto. Upon such presentation the Issuing Bank shall forthwith transfer this Letter of Credit to (or to the order of) the transferee or, if so requested by Beneficiary’s transferee, issue a letter of credit to (or to the order of) Beneficiary’s transferee with provisions therein consistent with this Letter of Credit.

This Letter of Credit sets forth in full the undertaking of the Issuing Bank, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

Any payment under this Letter of Credit shall be made in Euros.

The Issuing Bank agrees that it shall have no right of reimbursement or other recourse against any Beneficiary in respect of this Letter of Credit.

The Issuing Bank may not assign or transfer or purport to assign or transfer a right or obligation under this Letter of Credit.

We have been advised that the Issuer acknowledges that this Letter of Credit shall be an Issuer Related Document for the purposes of the Issuer Security Trust Deed, however this is without engagement or responsibility on the part of the Issuing Bank.

Any communication to be made under or in connection with this Letter of Credit (including, for the avoidance of doubt, any Credit Demand or Termination Demand) shall be made in writing and, unless otherwise stated, may be made by email or letter (provided that in relation to any Credit Demand or Termination Demand delivered by email transmission, the Issuer or the Issuer Security Trustee (as applicable) shall deliver the original executed counterpart of such Credit Demand or Termination Demand, as the case may be, to the Issuing Bank by means of registered mail). The address and email address (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Letter of Credit is as set out below, or any substitute address or email address or department or officer as the party may notify the other parties hereto by not less than five Business Days’ notice.

In the case of the Issuing Bank:

[Name]

Address:	[●]
Email:	[●]
Attention:	[●]

In the case of the Issuer:

International Fleet Financing No. 2 B.V.

Address:	Fourth Floor
3 George’s Dock
IFSC
Dublin 1, Ireland
Telephone:	[*]
Email:	[*]

With a copy to:

Hertz Europe Limited

Address:	Hertz House
11 Vine Street
Uxbridge
UB8 1QE

Email:	[*]
Attention:	Bryn Davies / Falguni Bagchi

In the case of the Issuer Security Trustee:

BNP Paribas Trust Corporation UK Limited

Address:	10 Harewood Avenue
London, NW1 6AA
Telephone:	[*]
Fax:	[*]
Email:	[*]

This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 2007 Revision, ICC Publication No. 600 (the “Uniform Customs”), which is incorporated into the text of this Letter of Credit by reference, and shall be governed by the laws of the State of New York, including, as to matters not covered by the Uniform Customs, the Uniform Commercial Code as in effect in the State of New York; provided that, if an interruption of business (as described in such Article 36 of the Uniform Customs) exists at the Issuing Bank’s Office, the Issuing Bank agrees to (i) promptly notify the Issuer and the Issuer Security Trustee of an alternative location in which to send any communications with respect to this Letter of Credit or (ii) to effect payment under this Letter of Credit if a draw which otherwise conforms to the terms and conditions of this Letter of Credit is made prior to the earlier of (A) the thirtieth day after the resumption of business and (B) the Letter of Credit Expiration Date; provided further that, Article 32 of the Uniform Customs shall not apply to this Letter of Credit as draws hereunder shall not be deemed to be installments for purposes thereof.

Very truly yours,

[ ] as Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

ANNEX A

CERTIFICATE OF CREDIT DEMAND

[Issuing Bank’s name and address]

Attention: [●]

Certificate of Credit Demand under the Irrevocable Letter of Credit No. [●] (the “Letter of Credit”), dated [●], issued by [●], as the Issuing Bank, in favor of International Fleet Financing No.2 B.V. (the “Issuer”) and BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) as trustee on behalf of the Issuer.

Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement (as defined in the Letter of Credit), dated [●], 2018, as amended, modified or supplemented from time to time.

The undersigned, a duly authorized officer of the [Issuer]/[Issuer Security Trustee (acting on the instructions of the Administrative Agent)], hereby certifies to the Issuing Bank as follows:

1.	[BNP Paribas Trust Corporation UK Limited][1] is the Issuer Security Trustee under the Issuer Security Trust Deed referred to in the Letter of Credit.

2.	[A Reserve Account Interest Withdrawal Shortfall exists on the [●][2] Payment Date and pursuant to Clause 5.5(a) (Letters of Credit) of the Issuer Facility Agreement, an amount equal to the Issuing Bank’s Pro Rata Share of the least of: (i) such Reserve Account Interest Withdrawal Shortfall, (ii) the Letter of Credit Amount as of such Payment Date, and (iii) the Lease Interest Payment Deficit for such Payment Date.][3]

[A Reserve Account Interest Withdrawal Shortfall exists on the [●]4 Payment Date and pursuant to Clause 5.5(a) (Letters of Credit) of the Issuer Facility Agreement, an amount equal to the Issuing Bank’s Pro Rata Share of the excess of: (i) the least of (A) such Reserve Account Interest Withdrawal Shortfall, (B) the Letter of Credit Amount as of such Payment Date on the Letters of Credit, and (C) the Lease Interest Payment Deficit for such Payment Date over (ii) the lesser of (x) the L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in paragraphs (A), (B) and (C) above and (y) the Available L/C Cash Collateral Account Amount on such Payment Date]5

1 To be included where the Issuer Security Trustee serves the demand notice.

2 Specify the relevant Payment Date.

3 Use in case of a Reserve Account Interest Withdrawal Shortfall on any Payment Date and if no L/C Cash Collateral Account has been established and funded. 4 Specify the relevant Payment Date.

5 Use in case of a Reserve Account Interest Withdrawal Shortfall on any Payment Date and if the Issuer L/C Cash Collateral Account has been established and funded.

[A Lease Principal Payment Deficit exists on the Legal Final Payment Date that exceeds the amount, if any, withdrawn from the Issuer Reserve Account pursuant to Clause 5.4(b) (Reserve Account Withdrawals) of the Issuer Facility Agreement and pursuant to Clause 5.5(b) (Letters of Credit) of the Issuer Facility Agreement, an amount equal to the Issuing Bank’s Pro Rata Share of the lesser of: (i) the excess of the Lease Principal Payment Deficit over the amounts withdrawn from the Issuer Reserve Account pursuant to Clause 5.4(b) (Reserve Account Withdrawals) of the Issuer Facility Agreement, (ii) the Letter of Credit Amount as of the Legal Final Payment Date (after giving effect to any drawings on the Letters of Credit on the Legal Final Payment Date pursuant to Clause 5.5(a) (Letters of Credit) of the Issuer Facility Agreement) and (iii) the excess, if any, of the Principal Amount over the amount to be deposited into the Issuer Principal Collection Account (together with any amounts to be deposited therein pursuant to the terms of the Issuer Facility Agreement (other than pursuant to amounts allocated and drawn in accordance with this sentence or as a result of a Principal Deficit Amount exceeding zero) on the Legal Final Payment Date for payment of principal of the Issuer Notes]6

[A Lease Principal Payment Deficit exists on the Legal Final Payment Date that exceeds the amount, if any, withdrawn from the Issuer Reserve Account pursuant to Clause 5.4(b) (Reserve Account Withdrawals) of the Issuer Facility Agreement and pursuant to Clause 5.5(b) (Letters of Credit) of the Issuer Facility Agreement, an amount equal to the Issuing Bank’s Pro Rata Share of the excess of (i) the lesser of: (A) the excess of the Lease Principal Payment Deficit over the amounts withdrawn from the Issuer Reserve Account pursuant to Clause 5.4(b) (Reserve Account Withdrawals) of the Issuer Facility Agreement, (B) the Letter of Credit Amount as of the Legal Final Payment Date (after giving effect to any drawings on the Letters of Credit on The Legal Final Payment Date pursuant to Clause 5.5(a) (Letters of Credit) of the Issuer Facility Agreement) and (C) the excess, if any, of the Principal Amount over the amount to be deposited into the Issuer Principal Collection Account (together with any amounts to be deposited therein pursuant to the terms of the Issuer Facility Agreement (other than pursuant to amounts allocated and drawn in accordance with this sentence or as a result of a Principal Deficit Amount exceeding zero) on the Legal Final Payment Date for payment of principal of the Issuer Notes, over (ii) the lesser of (A) the L/C Cash Collateral Percentage on the Legal Final Payment Date of the amount calculated pursuant to paragraph (i) above and (B) the Available L/C Cash Collateral Account Amount on the Legal Final Payment Date (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Clause 5.5(a) (Letters of Credit) of the Issuer Facility Agreement)]7

[A Principal Deficit Amount exists on the [•] Payment Date and pursuant to Clause 5.5(c) (Principal Deficit Amount) of the Issuer Facility Agreement an amount equal to the Issuing Bank's Pro Rata Share of the lesser of (i) the Principal Deficit Amount less the amount to be deposited in the Issuer Principal Collection Account in accordance with Clause 5.4(b) (Reserve Account Withdrawals) and 5.5(b) (Lease Principal Payment Deficit Events) and (ii) the Letter of Credit Amount as of such Payment Date] 8

6 Use in case of a Lease Principal Payment Deficit on the Legal Final Payment Date and if no Issuer L/C Cash Collateral Account has been established and funded.

7 Use in case of a Lease Principal Payment Deficit on the Legal Final Payment Date and if the Issuer L/C Cash Collateral Account has been established and funded.

8 Use in case of a Principal Deficit on any Payment Date and if no L/C Cash Collateral Account has been established and funded.

[A Principal Deficit Amount exists on the [•] Payment Date and pursuant to Clause 5.5(c) (Principal Deficit Amount) of the Issuer Facility Agreement, an amount equal to the Issuing Bank's Pro Rata Share of the excess of: (i) the least of the Principal Deficit Amount less the amount to be deposited in the Issuer Principal Collection Account in accordance with Clause 5.4(b) (Reserve Account Withdrawals) and 5.5(b) (Lease Principal Payment Deficit Events) and (ii) the Letter of Credit Amount as of such Payment Date over (ii) the lesser of (x) the L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in paragraphs (i) and (ii) above and (y) the Available L/C Cash Collateral Account Amount on such Payment Date] 9

[A Principal Deficit Amount exists on the Legal Final Payment Date and pursuant to Clause 5.5(c) (Principal Deficit Amount) of the Issuer Facility Agreement an amount equal to the Issuing Bank's Pro Rata Share of the lesser of (i) the Principal Deficit Amount less the amount to be deposited in the Issuer Principal Collection Account, other than pursuant to Clause 5.5(c), and (ii) the Letter of Credit Amount as of such Payment Date] 10

[A Principal Deficit Amount exists on the Legal Final Payment Date and pursuant to Clause 5.5(c) (Principal Deficit Amount) of the Issuer Facility Agreement, an amount equal to the Issuing Bank's Pro Rata Share of the excess of: (i) the least of the Principal Deficit Amount less the amount to be deposited in the Issuer Principal Collection Account, other than pursuant to Clause 5.5(c), and (ii) the Letter of Credit Amount as of such Payment Date over (ii) the lesser of (x) the L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in paragraphs (i) and (ii) above and (y) the Available L/C Cash Collateral Account Amount on such Payment Date] 11

[A Liquidation Event shall have occurred and pursuant to Clause 5.5(d) (Letters of Credit) of the Issuer Facility Agreement, an amount equal to the Issuing Bank’s Pro Rata Share of the lesser of: (i) the excess of the Required Liquid Enhancement Amount over the Available L/C Cash Collateral Account Amount and (ii) the Letter of Credit Amount as of such date]12 has been allocated to making a drawing under the Letter of Credit.

3.	The [Issuer]/[Issuer Security Trustee] is making a drawing under the Letter of Credit as required by Clause[s] [5.5(a) (Letters of Credit)] and/or 5.4(b) (Reserve Account Withdrawals)][13] of the Issuer Facility Agreement for an amount equal to €[●], which amount is a L/C Credit Disbursement (the “L/C Credit Disbursement”) and is equal to the amount allocated to making a drawing on the Letter of Credit under such Clause [5.5(a) (Letters of Credit) and/or 5.4(b) (Reserve Account Withdrawals)][14] of the Issuer Facility Agreement as described above. The L/C Credit Disbursement does not exceed the amount that is available to be drawn by the Issuer or the Issuer Security Trustee under the Letter of Credit on the date of this certificate.

4.	The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date)] for wire to the Issuer.]15

5.	The [Issuer]/[Issuer Security Trustee (acting on the instructions of the Administrative Agent)] acknowledges that, pursuant to the terms of the Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

9 Use in case of a Principal Deficit on any Payment Date and if the Issuer L/C Cash Collateral Account has been established and funded.

10 Use in case of a Principal Deficit on any Legal Final Payment Date and if no L/C Cash Collateral Account has been established and funded.

11 Use in case of a Principal Deficit on any Legal Final Payment Date and if the Issuer L/C Cash Collateral Account has been established and funded.

12 Use in case of a Liquidation Event.

13 Use reference to Clause 5.5(a) (Letters of Credit) of the Issuer Facility Agreement in case of Reserve Account Interest Withdrawal Shortfall and/or Clause 5.4(b) (Reserve Account Withdrawals) of the Issuer Facility Agreement in case of a Lease Principal Payment Deficit.

14 Use reference to Clause 5.5(a) (Letters of Credit) of the Issuer Facility Agreement in case of a Reserve Account Interest Withdrawal Shortfall and/or S Clause 5.4(b) (Reserve Account Withdrawals) of the Issuer Facility Agreement in case of a Lease Principal Payment Deficit.

15 See footnote 1 above.

IN WITNESS WHEREOF, the [Issuer]/[Issuer Security Trustee] has executed and delivered this certificate on this [●] day of [●],[●].

INTERNATIONAL FLEET FINANCING NO.2

B.V., as Issuer

By:
Name:
Title:

BNP PARIBAS TRUST CORPORATION UK LIMITED, as Issuer Security Trustee

By:
Name:
Title:

ANNEX B

CERTIFICATE OF TERMINATION DEMAND

[Insert name and address of Issuing Bank]

Attention: [●]

Certificate of Termination Demand under the Irrevocable Letter of Credit No. [●] (the “Letter of Credit”), dated [●], issued by [●], as the Issuing Bank, in favor of International Fleet Financing No.2 B.V. (the “Issuer”) and BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) as trustee on behalf of the Issuer.

Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement (as defined in the Letter of Credit), dated [●], 2018, as amended, modified or supplemented from time to time.

The undersigned, a duly authorized signatory of the [Issuer]/[Issuer Security Trustee (acting on the instructions of the Administrative Agent)], hereby certifies to the Issuing Bank as follows:

1.	[BNP Paribas Trust Corporation UK Limited][1] is the Issuer Security Trustee under the Issuer Security Trust Deed referred to in the Letter of Credit.

2.	[Pursuant to Clause 5.7(a) (Letter of Credit Expiration Date - Deficiencies) of the Issuer Facility Agreement, an amount equal to the Issuing Bank’s Pro Rata Share of the lesser of (x) the greater of (A) the excess, if any, of the Adjusted Asset Coverage Threshold Amount over the Issuer Aggregate Asset Amount, in each case, as of the date that is sixteen (16) Business Days prior to the scheduled expiration date of the Letter of Credit (after giving effect to all deposits to, and withdrawals from, the Issuer Reserve Account and the Issuer L/C Cash Collateral Account on such date), excluding the Letter of Credit but taking into account any substitute Letter of Credit that has been obtained from an Eligible Letter of Credit Provider and is in full force and effect on such date and (B) the excess, if any, of the Required Liquid Enhancement Amount over the Adjusted Liquid Enhancement Amount, in each case, as of the date that is sixteen (16) Business Days prior to the scheduled expiration date of the Letter of Credit (after giving effect to all deposits to, and withdrawals from, the Issuer Reserve Account and the Issuer L/C Cash Collateral Account on such date), excluding the Letter of Credit but taking into account each substitute Letter of Credit that has been obtained from an Eligible Letter of Credit Provider and is in full force and effect on such date, and (y) the amount available to be drawn on the expiring Letter of Credit on such date has been allocated to making a drawing under the Letter of Credit.][2]

1 To be included where the Issuer Security Trustee serves the demand notice.

2 Use in case of an expiring Letter of Credit.

[The Issuer Security Trustee has not received the notice required from the Issuer pursuant to Clause 5.7(a) (Letter of Credit Expiration Date - Deficiencies) of the Issuer Facility Agreement on or prior to the date that is fifteen (15) Business Days prior to each Letter of Credit Expiration Date. As such, pursuant to such Clause 5.7(a) (Letter of Credit Expiration Date - Deficiencies) of the Issuer Facility Agreement, the Issuer Security Trustee is making a drawing for the full amount of the Letter of Credit.]3

[Pursuant to Clause 5.7(b) (Letter of Credit Provider Downgrades) of the Issuer Facility Agreement, an amount equal to the lesser of (i) the greater of (A) the excess, if any, of the Adjusted Asset Coverage Threshold Amount over the Issuer Aggregate Asset Amount as of the thirtieth (30) day after the occurrence of a Downgrade Event with respect to the Issuing Bank, excluding the available amount under the Letter of Credit on such date and (B) the excess, if any, of the Required Liquid Enhancement Amount over the Adjusted Liquid Enhancement Amount as of the thirtieth (30) day after the occurrence of a Downgrade Event, excluding the available amount under the Letter of Credit on such date, excluding the available amount under the Letter of Credit on such date, and (ii) the amount available to be drawn on the Letter of Credit on such date has been allocated to making a drawing under the Letter of Credit.]4

3.	[Pursuant to Clause [5.7(a) (Letter of Credit Expiration Date – Deficiencies)][5] [5.7(b) (Letter of Credit Provider Downgrades)][6] of the Issuer Facility Agreement, the [Issuer]/[Issuer Security Trustee] is making a drawing in the amount of €[●] which is a L/C Termination Disbursement (the “L/C Termination Disbursement”) and is equal to the amount allocated to making a drawing on the Letter of Credit under such Clause [5.7(a) (Letter of Credit Expiration Date – Deficiencies)][7] [5.7(b) (Letter of Credit Provider Downgrades)][8] of the Issuer Facility Agreement as described above. L/C Termination Disbursement does not exceed the amount that is available to be drawn by the Issuer or the Issuer Security Trustee under the Letter of Credit on the date of this certificate.

4.	The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date)] for wire to the Issuer.]9

5.	The [Issuer]/[Issuer Security Trustee] acknowledges that, pursuant to the terms of the Letter of Credit, upon the Issuing Bank honoring the draft accompanying this certificate, the Letter of Credit Amount shall be automatically reduced to zero and the Letter of Credit shall terminate and be immediately returned to the Issuing Bank.

3 Use if the Issuer does not provide the Issuer Security Trustee with notices required under Clause 5.7(a) (Letters of Credit and L/C Cash Collateral Account) of the Issuer Facility Agreement with respect to an expiring Letter of Credit.

4 Use in case of Issuing Bank being subject to a Downgrade Event.

5 Use in case of an expiring Letter of Credit.

6 Use in case of a Letter of Credit Provider being subject to a Downgrade Event.

7 Use in case of an expiring Letter of Credit.

8 Use in case of a Letter of Credit Provider being subject to a Downgrade Event.

9 See footnote 1 above.

IN WITNESS WHEREOF, the [Issuer]/[Issuer Security Trustee] has executed and delivered this certificate on this [●] day of [●],[●].

INTERNATIONAL FLEET FINANCING NO.2

B.V., as Issuer

By:
Name:
Title:

BNP PARIBAS TRUST CORPORATION UK LIMITED, as Issuer Security Trustee

By:
Name:
Title:

ANNEX C

CERTIFICATE OF REINSTATEMENT
OF LETTER OF CREDIT AMOUNT

[Insert name and address of Issuing Bank]

Attention: [●]

cc:

International Fleet Financing No. 2 B.V. (the “Issuer”)

BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”)

as trustee on behalf of the Issuer

10 Harewood Avenue

London, NW1 6AA

Certificate of Reinstatement of Letter of Credit Amount under the Irrevocable Letter of Credit No. [●] (the “Letter of Credit”), dated [●], issued by [●], as the Issuing Bank, in favor of International Fleet Financing No.2 B.V. (the “Issuer”) and BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) as trustee on behalf of the Issuer.

Capitalized terms used herein and not defined herein have the meanings set forth in the master definitions and constructions agreement signed by, amongst others, the parties to the Issuer Facility Agreement (as defined in the Letter of Credit), dated on [●], 2018

The undersigned, a duly authorized officer of Hertz Europe Limited, hereby certifies to the Issuing Bank as follows:

1.	As of the date of this certificate, the Issuing Bank has been reimbursed by The Hertz Corporation ("Hertz") in the amount €[●] (the “Reimbursement Amount”) in respect of the Credit Demand made on [date].

2.	The Reimbursement Amount was paid to the Issuing Bank prior to payment in full of the Issuer Notes.

3.	Hertz Europe Limited hereby notifies you that, pursuant to the terms and conditions of the Letter of Credit, the Letter of Credit Amount of the Issuing Bank is hereby reinstated in the amount of €[●], effective upon the date of receipt by the Issuing Bank of this Certificate of Reinstatement of Letter of Credit Amount, so that the Letter of Credit Amount of the Issuing Bank after taking into account such reinstatement is in amount equal to €[●].

4.	As of the date of this certificate, no Event of Bankruptcy with respect to Hertz has occurred and is continuing. “Event of Bankruptcy” with respect to Hertz means:

(a)	Hertz:

(i)	is unable or admits inability to pay its debts as they fall due;

(ii)	is deemed to or is declared to, be unable to pay its debts under applicable law;

(iii)	suspends or threatens to suspend making payments on any of its debts; or

(iv)	by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness;

(b)	The value of the assets of Hertz is less than its liabilities (taking into account contingent and prospective liabilities);

(c)	A moratorium is declared in respect of any indebtedness of Hertz. If a moratorium occurs, the ending of the moratorium will not remedy any Amortization Event, Liquidation Event or Servicer Default caused by that moratorium;

(d)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)	the suspension of payments, a moratorium of any indebtedness, insolvency proceeding, winding-up, liquidation (including provisional liquidation), dissolution, examinership, administration, receivership, or reorganisation (by way of voluntary arrangement, scheme of arrangement, restructuring plan or otherwise) of Hertz or any other relief is sought by or in respect Hertz under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts or other similar law affecting creditors' rights;

(ii)	a composition, compromise, assignment, arrangement or readjustment with any creditor of Hertz;

(iii)	the appointment of an Insolvency Official in respect of Hertz or any of its assets;

(iv)	enforcement of any Security over any assets of Hertz;

(e)	or any analogous or similar procedure or step is taken in any jurisdiction;

(f)	Paragraph (d) shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 10 Business Days of commencement;

(g)	any expropriation, attachment, sequestration, distress, enforcement or execution or any analogous process in any jurisdiction affects any assets of Hertz; or

(h)	Hertz takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

IN WITNESS WHEREOF, Hertz Europe Limited has executed and delivered this certificate on this [●] day of [●], [●].

HERTZ EUROPE LIMITED

By
Title:

Acknowledged and Agreed:

The undersigned hereby acknowledges receipt of the Reimbursement Amount (as defined above) in the amount set forth above and agrees that the undersigned’s Letter of Credit Amount is in an amount equal to €[●] as of this [insert day] day of [insert year] after taking into account the reinstatement of the Letter of Credit Amount by an amount equal to the Reimbursement Amount.

[Name of Issuing Bank]

By:
Name:
Title:

By:
Name:
Title:

ANNEX D

INSTRUCTION TO TRANSFER

(COMPANY LETTERHEAD)

TO:        CREDIT AGRICOLE CORPORATE & INVESTMENT BANK

NEW YORK BRANCH

1301 AVENUE OF THE AMERICAS

NEW YORK, NY 10019

ATTN: LETTER OF CREDIT DEPARTMENT

DATE: _________________

RE: YOUR LETTER OF CREDIT NO. ____________ISSUED ON ________________IN FAVOR OF THE UNDERSIGNED.

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS, IN ITS ENTIRETY, ALL RIGHTS TO DRAW UNDER THE ABOVE REFERENCED LETTER OF CREDIT

TO:

THE “TRANSFEREE”

ADDRESS

ALL RIGHTS OF THE BENEFICIARY IN THE LETTER OF CREDIT, ARE TRANSFERRED TO THE ABOVE TRANSFEREE, WHO SHALL HEREAFTER BE THE BENEFICIARY FOR ALL PURPOSES AND THE BENEFICIARY SHALL HAVE NO FURTHER RIGHTS THEREUNDER, INCLUDING RIGHTS RELATING TO ANY AMENDMENTS OF THE STATED AMOUNT OF THE LETTER OF CREDIT OR TO THE EXPIRY DATE OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMEDNMENTS ARE TO BE ADVISED DIRETCLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE BENEFICIARY.

THE ORIGINAL LETTER OF CREDIT IS RETURNED HEREWITH, AND THE BENEFICIARY HEREBY REQUESTS THE AUTHORIZED BANK TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH THE ISSUING BANK’S CUSTOMARY NOTICE OF TRANSFER.

(TOGETHER WITH YOUR REQUEST FOR TRANSFER, PLEASE ENCLOSE YOUR CHECK FOR 1/4% OF THE AMOUNT BEING TRANSFERRED OR MINIMUM $250.00, UNLESS OTHERWISE ARRANGED)

VERY TRULY YOURS

(COMPANY NAME)

BY:

AUTHORIZED SIGNATURE

(NAME PRINTED)

THE PERSON WHOSE NAME AND SIGNATURE

APPEARS HEREWITH IS A DULY AUTHORIZED

AS ITS:		SIGNATURE OF THE BENFICIARY:

	TITLE	NAME OF BANK (WITH BANK STAMP OR SEAL)

SIGNATURE OF BANK OFFICER

TITLE:

The Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Issuing Bank transfer the Letter of Credit to our transferee and that the Issuing Bank endorse the Letter of Credit returned herewith in favor of the transferee or, if requested by the transferee, issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit.

Very truly yours,

BNP PARIBAS TRUST CORPORATION UK LIMITED, as Issuer Security Trustee

By
Name:
Title:

By
Name:
Title:

ANNEX E

NOTICE OF REDUCTION OF LETTER OF CREDIT AMOUNT

[Insert name and address of Issuing Bank]

Attention: [●]

Notice of Reduction of Letter of Credit Amount under the Irrevocable Letter of Credit No. [●] (the “Letter of Credit”), dated [●], issued by [name of Issuing Bank], as the Issuing Bank, in favor of the Issuer and the Issuer Security Trustee on behalf of the Issuer. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Letter of Credit or, if not defined therein, the Master Definitions and Constructions Agreement (as defined in the Letter of Credit).

The undersigned, a duly authorized officer of the Issuer Security Trustee, hereby notifies the Issuing Bank as follows:

1.	The Issuer Security Trustee has received a notice in accordance with the Issuer Facility Agreement authorizing it to request a reduction of the Letter of Credit Amount to €[●] and is delivering this notice in accordance with the terms of the Letter of Credit Agreement.

2.	The Issuing Bank acknowledges that the aggregate maximum amount of the Letter of Credit is reduced to €[●] from €[●] pursuant to and in accordance with the terms and provisions of the Letter of Credit and that the reference in the first paragraph of the Letter of Credit to “ (€ )” is amended to read “ (€ ).

3.	This request, upon your acknowledgment set forth below, shall constitute an amendment to the Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Letter of Credit remain unchanged.

4.	The Issuing Bank is requested to execute and deliver its acknowledgment and agreement to this notice to the Issuer Security Trustee in the manner provided in Section [3.2(a)] of the Letter of Credit Agreement.

IN WITNESS WHEREOF, the Issuer Security Trustee has executed and delivered this certificate on this [●] day of [●], [●].

BNP PARIBAS TRUST CORPORATION UK LIMITED, as Issuer Security Trustee

By
Name:
Title:

By
Name:
Title:

ANNEX F

NOTICE OF INCREASE OF LETTER OF CREDIT AMOUNT

Beneficiaries:

International Fleet Financing No. 2 B.V. the (“Issuer”)

BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”),

as trustee on behalf of the Issuer

10 Harewood Avenue

London, NW1 6AA

cc:	Hertz Europe Limited
Hertz House
11 Vine Street
Uxbridge
UB8 1QE

Notice of Increase of Letter of Credit Amount under the Irrevocable Letter of Credit No. [●] (the “Letter of Credit”), dated [●], issued by [insert name of Issuing Bank], as the Issuing Bank, in favor of the Issuer and the Issuer Security Trustee.

Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Letter of Credit or, if not defined therein, in the Master Definitions and Constructions Agreement (as defined in the Letter of Credit).

The undersigned, duly authorized officers of the Issuing Bank, hereby notify the Issuer and the Issuer Security Trustee as follows:

1.	The Issuing Bank has received a request from Hertz Europe Limited to increase the Letter of Credit Amount by €[●], which increase shall not result in the Letter of Credit Amount exceeding an amount equal to €[●].

2.	Upon your acknowledgment set forth below, the aggregate maximum amount of the Letter of Credit is increased to €[●] from €[●] pursuant to and in accordance with the terms and provisions of the Letter of Credit and that the reference in the first paragraph of the Letter of Credit to “ (€ )” is amended to read “ (€ )”.

3.	This notice, upon your acknowledgment set forth below, shall constitute an amendment to the Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Letter of Credit remain unchanged.

4.	The Issuer and the Issuer Security Trustee are requested to execute and deliver their acknowledgment and acceptance to this notice to the Issuing Bank, in the manner provided in Section [3.2(a)] of the Letter of Credit Agreement and upon receipt by the Issuing Bank of such acknowledgement, the increase in the Letter of Credit Amount shall be immediately effective.

IN WITNESS WHEREOF, the Issuing Bank has executed and delivered this certificate on this [●] day of [●], [●].

[Name of Issuing Bank]

By:
Name:
Title:

By:
Name:
Title:

INTERNATIONAL FLEET FINANCING NO.2

B.V.

Issuer

By:

Name:

Title:

BNP PARIBAS TRUST CORPORATION UK LIMITED

Issuer Security Trustee

By:

Name:

Title:

ANNEX G

INTEREST ON QUOTED EUROBONDS

[See overleaf]

Interest on Quoted Eurobonds

Declaration of residence outside Ireland for the purposes of Section 64(7) Taxes Consolidation Act 1997 1

Before completing this declaration, please consult the notes overleaf in relation to residence.

Declaration on own behalf

I / we I the company* declare that I am / we are I the company* is beneficially entitled to the interest in respect of which this declaration is made and that

•	I am/ we are I the company is* not resident in Ireland, and

•	Should I/ we I the company* become resident in Ireland I will/ we will* so inform you, in writing, accordingly.

*Delete as appropriate

Declaration on behalf of beneficial owner2

I / we I the company* being the person to whom the interest is payable declare:

•	That the person(s) named below is/are beneficially entitled to the interest to which this declaration refers;

•	That the person(s) who is/are beneficially entitled to the interest is/are not resident in Ireland; and,

•	I/ we I the company* will inform you in writing if I/ we I the company* become aware that the beneficial owner(s) of the interest becomes resident in Ireland.

*Delete as appropriate

Name and address of beneficial owner:

Country of residence: _

Name and address of the person to whom the interest is payable on behalf of the beneficial owner, (where applicable):_

[3]Signature of declarer: _	[4]Capacity

Date / /

IMPORTANT NOTES

[1]	This declaration must be made to the "relevant person". (See overleaf for definition)
[2]	This section applies where the interest is paid to a nominee, agent or trustee on behalf of the beneficial owner.
[3]	This declaration must be signed by either the beneficial owner or the person to whom the interest is payable on behalf of the beneficial owner. In the case of a company the declaration must be signed by the company secretary or other such authorised officer. Where the declaration is signed under power of attorney, a copy of the power of attorney must be furnished in support of the signature.
[4]	State whether you are signing as beneficial owner or as the person to whom the interest is payable on behalf of the beneficial owner.

This is a Revenue authorised declaration. It is subject to inspection by Revenue. It is an offence to make a false declaration.

A relevant person is:

(a)	the person by or through whom the interest is paid, or

(b)	a banker or any other person in the State who receives or obtains payment of Eurobond interest for another person by means of presenting coupons, or

(c)	a bank in the state which sells or otherwise realises coupons and pays over the proceeds to another person or carries them into an account for another person, or

(d)	a dealer in coupons who purchases coupons.

Residence - Individual

An individual will be regarded as being resident in Ireland for a tax year ifs/he:

(1)	spends 183 days or more in the State in that tax year;

(2)	has a combined presence of 280 days or more in the State, taking into account the number of days spent in the State in that tax year together with the number of days spent in the State in the preceding year.

Presence in a tax year by an individual of not more than 30 days in the State will not be reckoned for the purpose of applying the two-year test. Presence in the State for a day means the personal presence of an individual at any time during the day.

Residence - Company

A company which has its central management and control in Ireland (the State) is resident in the State irrespective of where it is incorporated. A company is tax resident in the State if it was incorporated in Ireland unless the company is treated as a tax resident of another jurisdiction and not a tax resident of Ireland under a Double Taxation Agreement between Ireland and that jurisdiction.

The information in this document is provided as a guide only and is not professional advice, including legal advice. It should not be assumed that the guidance is comprehensive or that it provides a definitive answer in every case.

The Revenue Commissioners collect taxes and duties and implement customs controls. Revenue requires customers to provide certain personal data for these purposes and certain other statutory functions as assigned by the Oireachtas. Your personal data may be exchanged with other Government Departments and agencies in certain circumstances where this is provided for by law. Revenue's data protection policy and information on your data protection rights are available on www.revenue.ie.

EXHIBIT J-1
TO
ISSUER FACILITY AGREEMENT

CLASS A FORM OF ADVANCE REQUEST

INTERNATIONAL FLEET FINANCING NO.2 B.V.

To: Addressees on Schedule I hereto Ladies and Gentlemen:

This Class A Advance Request is delivered to you pursuant to Clause 2.2(a) of the issuer facility agreement, dated as of 25 September 2018 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Issuer Facility Agreement”) and entered into between, among others, International Fleet Financing No.2 BV (the “Issuer”), BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) and Credit Agricole Corporate and Investment Bank (the “Administrative Agent”).

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement entered into on or about the date of the Issuer Facility Agreement (as amended, modified or supplemented from time to time) between, amongst others, the Issuer, the Issuer Security Trustee and the Administrative Agent.

The parties hereto acknowledge and agree that the rights and obligations under this Class A Advance Request shall become effective at the Effective Date.

The undersigned hereby requests that a [Class A Ordinary Advance] [Class A Reserve Advance] be made in the aggregate principal amount of €            on [●] 20[●]. The undersigned hereby acknowledges that, subject to the terms of the Issuer Facility Agreement, any Class A Advance that is not funded at the Class A CP Rate by a Class A Conduit Investor or otherwise shall be made at the Reference Rate and the related Interest Period shall commence on the date of the Class A Advance made at such Reference Rate and end on the next Payment Date.

The Issuer Aggregate Asset Amount as of the date hereof is an amount equal to €                      .

The Class A Expected Payment Date of the Class A Advance requested hereby is ____________.

The undersigned hereby acknowledges that the delivery of this Class A Advance Request and the acceptance by the undersigned of the proceeds of the Class A Advance requested hereby constitute a representation and warranty by the undersigned that, on the date of such Class A Advance, and before and after giving effect thereto and to the application of the proceeds therefrom, [all conditions set forth in the definition of Class A Funding Conditions have been satisfied]25 [all conditions set forth in clauses (a)-(c), (e) and (g)-(h) of the definition of Class A Funding Conditions have been satisfied]26.

25 To be used in the case of an Ordinary Advance.

26 To be used in the case of a Reserve Advance.

The undersigned agrees that if prior to the time of the [Class A Advance] requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Class A Committed Note Purchaser and each Class A Conduit Investor, if any, in your Class A Investor Group. Except to the extent, if any, that prior to the time of the [Class A Advance], requested hereby from you and each Class A Committed Note Purchaser and each Class A Conduit Investor, if any, in your Class A Investor Group shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such [Class A Advance] as if then made.

Please wire transfer the proceeds of each of the [Class A Advance] to the following account pursuant to the following instructions:

[INSERT PAYMENT INSTRUCTIONS]

The undersigned has caused this Class A Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this             day of [●] 20[●].

INTERNATIONAL FLEET FINANCING NO.2 B.V.

By:
Name:
Title:

SCHEDULE I

Credit Agricole Corporate and Investment Bank

12 Place des Etats-Unis

CS 70052

92547 Montrouge Cedex

France

Deutsche Bank AG, London Branch

21 Moorfields,

London EC2Y 9DB

United Kingdom

Matchpoint Finance PLC

Charlotte House

Charlemont Street

Dublin 2

D02 NV26

Ireland

BNP Paribas S.A.

16, boulevard des Italiens

75009 Paris, France

Barclays Bank PLC

1 Churchill Place,

Canary Wharf,

London E14 5HP

United Kingdom

Sunderland Receivables S.A.

28 Boulevard F.W. Raiffeisen

2411 Luxembourg

HSBC Continental Europe (formerly known as HSBC France)

38, Avenue Kléber

75116 Paris

France

Managed and Enhanced Tap (Magenta) Funding S.T.

127, rue Amelot

75011 Paris

France

Natixis S.A.

30, avenue Pierre Mendès-France

75013 Paris

France

Royal Bank of Canada, acting through its London Branch

100 Bishopsgate

London EC2N 4AA

United Kingdom

Gresham Receivables (No.32) UK Limited

Wilmington Trust SP Services (London) Limited

Third Floor, King's Arms Yard

London EC2R 7AF

United Kingdom

Lloyds Bank Plc

33 Old Broad Street

London, EC2N 1HZ, United Kingdom

(in its capacity as a Class A Funding Agent)

BNP Paribas Trust Corporation UK Limited

10 Harewood Avenue

London NW1 6AA

United Kingdom

SCHEDULE II

Bank	Commitment Amount	Allocation Percentage	Funding Amount

Totals:		100%

EXHIBIT J-2
TO
ISSUER FACILITY AGREEMENT

CLASS B FORM OF ADVANCE REQUEST

INTERNATIONAL FLEET FINANCING NO.2 B.V.

To: Addressees on Schedule I hereto Ladies and Gentlemen:

This Class B Advance Request is delivered to you pursuant to Clause 2.2(a) of the issuer facility agreement, dated as of 25 September 2018 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Issuer Facility Agreement”) and entered into between, among others, International Fleet Financing No.2 BV (the “Issuer”), BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) and Credit Agricole Corporate and Investment Bank (the “Administrative Agent”).

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement entered into on or about the date of the Issuer Facility Agreement (as amended, modified or supplemented from time to time) between, amongst others, the Issuer, the Issuer Security Trustee and the Administrative Agent.

The parties hereto acknowledge and agree that the rights and obligations under this Class B Advance Request shall become effective at the Effective Date.

The undersigned hereby requests that a Class B Advance be made in the aggregate principal amount of €                                    on [●] 20[●]. The undersigned hereby acknowledges that, subject to the terms of the Issuer Facility Agreement, any Class B Advance that is not funded at the Class B CP Rate by a Class B Conduit Investor or otherwise shall be made at the Reference Rate and the related Interest Period shall commence on the date of the Class B Advance made at such Reference Rate and end on the next Payment Date.

The Issuer Aggregate Asset Amount as of the date hereof is an amount equal to €__________________.

The Class B Expected Payment Date of the Class B Advance requested hereby is ____________.

The undersigned hereby acknowledges that the delivery of this Class B Advance Request and the acceptance by undersigned of the proceeds of the Class B Advance requested hereby constitute a representation and warranty by the undersigned that, on the date of such Class B Advance, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in the definition of Class B Funding Conditions have been satisfied.

The undersigned agrees that if prior to the time of the Class B Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Class B Committed Note Purchaser and each Class B Conduit Investor, if any, in your Class B Investor Group. Except to the extent, if any, that prior to the time of the Class B Advance, requested hereby from you and each Class B Committed Note Purchaser and each Class B Conduit Investor, if any, in your Class B Investor Group shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Class B Advance as if then made.

Please wire transfer the proceeds of each of the Class B Advance to the following account pursuant to the following instructions:

[INSERT PAYMENT INSTRUCTIONS]

The undersigned has caused this Class B Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this             day of [●] 20[●].

INTERNATIONAL FLEET FINANCING NO.2 B.V.

By:
Name:
Title:

SCHEDULE I

BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee

Address:10 Harewood Avenue

London NW1 6AA

United Kingdom

Credit Agricole Corporate and Investment Bank as Administrative Agent

12 Place des Etats-Unis

CS 70052

92547 Montrouge Cedex

France

[Name and address details of any other Funding Agent, Committed Note Purchaser and Conduit Investors to be included]

EXHIBIT J-3
TO
ISSUER FACILITY AGREEMENT

CLASS C FORM OF ADVANCE REQUEST

INTERNATIONAL FLEET FINANCING NO.2 B.V.

To: Addressees on Schedule I hereto Ladies and Gentlemen:

This Class C Advance Request is delivered to you pursuant to Clause 2.2(a) of the issuer facility agreement, dated as of 25 September 2018 (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the “Issuer Facility Agreement”) and entered into between, among others, International Fleet Financing No.2 BV (the “Issuer”), BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) and Credit Agricole Corporate and Investment Bank (the “Administrative Agent”).

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement entered into on or about the date of the Issuer Facility Agreement (as amended, modified or supplemented from time to time) between, amongst others, the Issuer, the Issuer Security Trustee and the Administrative Agent.

The parties hereto acknowledge and agree that the rights and obligations under this Class C Advance Request shall become effective at the Effective Date.

The undersigned hereby requests that a Class C Advance be made in the aggregate principal amount of €                         on [●] 20[●]. The undersigned hereby acknowledges that, subject to the terms of the Issuer Facility Agreement, any Class C Advance shall be made at the Fixed Rate and the related Interest Period shall commence on the date of the Class C Advance made at such Fixed Rate and end on the next Payment Date.

The Issuer Aggregate Asset Amount as of the date hereof is an amount equal to €__________________.

The Class C Expected Payment Date of the Class C Advance requested hereby is ____________.

The undersigned hereby acknowledges that the delivery of this Class C Advance Request and the acceptance by undersigned of the proceeds of the Class C Advance requested hereby constitute a representation and warranty by the undersigned that, on the date of such Class C Advance, and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in the definition of Class C Funding Conditions have been satisfied.

The undersigned agrees that if prior to the time of the Class C Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify both you and each Class C Committed Note Purchaser in your Class C Investor Group. Except to the extent, if any, that prior to the time of the Class C Advance, requested hereby from you and each Class C Committed Note Purchaser in your Class C Investor Group shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Class C Advance as if then made.

Please wire transfer the proceeds of each of the Class C Advance to the following account pursuant to the following instructions:

[INSERT PAYMENT INSTRUCTIONS]

The undersigned has caused this Class C Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this             day of [●] 20[●].

INTERNATIONAL FLEET FINANCING NO.2 B.V.

By:
Name:
Title:

SCHEDULE I

BNP Paribas Trust Corporation UK Limited as Issuer Security Trustee

Address:10 Harewood Avenue

London NW1 6AA

United Kingdom

Credit Agricole Corporate and Investment Bank as Administrative Agent

12 Place des Etats-Unis

CS 70052

92547 Montrouge Cedex

France

Motion Lux S.à r.l. as Class C Committed Note Purchaser

8, rue Genistre,

L-1623 Luxembourg,

Grand Duchy of Luxembourg

[Name and address details of any other Funding Agent, Committed Note Purchaser and Conduit Investors to be included]

EXHIBIT K-1
TO
ISSUER FACILITY AGREEMENT

CLASS A ADDITIONAL INVESTOR GROUP

ADDENDUM TO ISSUER FACILITY AGREEMENT

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement entered into on or about the date of the Issuer Facility Agreement (as amended, modified or supplemented from time to time) between, amongst others, International Fleet Financing No.2 BV (the “Issuer”), BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) and Credit Agricole Corporate and Investment Bank (the “Administrative Agent”) (the “Issuer Facility Agreement”).

The parties hereto acknowledge and agree that the rights and obligations under this Addendum shall become effective at the Effective Date.

Each of the undersigned:

1.	confirms that it has received a copy of:

a.	the Issuer Facility Agreement; and

b.	such other agreements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Addendum;

2.	appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

3.	agrees to all of the provisions of the Issuer Facility Agreement;

4.	agrees that the related Class A Maximum Investor Group Principal Amount is € (including any portion of the Class A Maximum Investor Group Principal Amount of such Class A Investor Group acquired pursuant to an assignment to such Class A Investor Group as a Class A Acquiring Investor Group) and the related Class A Committed Note Purchaser’s Class A Committed Note Purchaser Percentage is per cent ( %);

5.	designates as the Class A Funding Agent for itself, and such Class A Funding Agent hereby accepts such appointment;

6.	becomes a party to the Issuer Facility Agreement and a Class A Conduit Investor, Class A Committed Note Purchaser and/or Class A Funding Agent, as the case may be, thereunder with the same effect as if the undersigned were an original signatory to the Issuer Facility Agreement; and

7.	each member of the Class A Additional Investor Group hereby represents and warrants that the representations and warranties contained in paragraph 3 (Conduit Investors and Committed Note Purchasers) of Annex I to the Issuer Facility Agreement are true and correct with respect to the Class A Additional Investor Group on and as of the date hereof and the Class A Additional Investor Group shall be deemed to have made such representations and warranties contained in paragraph 3 (Conduit Investors and Committed Note Purchasers) of Annex I to the Issuer Facility Agreement on and as of the date hereof.

8.	The notice address for each member of the Class A Additional Investor Group is as follows:

[INSERT CONTACT INFORMATION FOR EACH ENTITY]

9.	This Addendum shall be effective when a counterpart hereof, signed by the undersigned and Issuer and has been delivered to the parties hereto.

10.	This Addendum and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, the undersigned have caused this Addendum to be duly executed and delivered by its duly authorized officer or agent as of this      day of            ___ 20 __.

[NAME OF ADDITIONAL FUNDING AGENT], as Class A Funding Agent

By:
Name:
Title:

[NAME OF ADDITIONAL CONDUIT INVESTOR], as Class A Conduit Investor

By:
Name:
Title:

[NAME OF ADDITIONAL COMMITTED NOTE PURCHASER], as Class A Committed Note Purchaser

By:
Name:
Title:

Acknowledged and agreed to as of the date

first above written:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as Issuer

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent

By:
Name:
Title:

EXHIBIT K-2
TO
ISSUER FACILITY AGREEMENT

CLASS B ADDITIONAL INVESTOR GROUP

ADDENDUM TO ISSUER FACILITY AGREEMENT

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement entered into on or about the date of the Issuer Facility Agreement (as amended, modified or supplemented from time to time) between, amongst others, International Fleet Financing No.2 BV (the “Issuer”), BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) and Credit Agricole Corporate and Investment Bank (the “Administrative Agent”) (the “Issuer Facility Agreement”).

The parties hereto acknowledge and agree that the rights and obligations under this Addendum shall become effective at the Effective Date.

Each of the undersigned:

1.	confirms that it has received a copy of:

a.	the Issuer Facility Agreement; and

b.	such other agreements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Addendum;

2.	appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

3.	agrees to all of the provisions of the Issuer Facility Agreement;

4.	agrees that the related Class B Maximum Investor Group Principal Amount is € (including any portion of the Class B Maximum Investor Group Principal Amount of such Class B Investor Group acquired pursuant to an assignment to such Class B Investor Group as a Class B Acquiring Investor Group) and the related Class B Committed Note Purchaser’s Class B Committed Note Purchaser Percentage is per cent ( %);

5.	designates as the Class B Funding Agent for itself, and such Class B Funding Agent hereby accepts such appointment;

6.	becomes a party to the Issuer Facility Agreement and a Class B Conduit Investor, Class B Committed Note Purchaser and/or Class B Funding Agent, as the case may be, thereunder with the same effect as if the undersigned were an original signatory to the Issuer Facility Agreement; and

7.	each member of the Class B Additional Investor Group hereby represents and warrants that the representations and warranties contained in paragraph 3 (Conduit Investors and Committed Note Purchasers) of Annex I to the Issuer Facility Agreement are true and correct with respect to the Class B Additional Investor Group on and as of the date hereof and the Class B Additional Investor Group shall be deemed to have made such representations and warranties contained in paragraph 3 (Conduit Investors and Committed Note Purchasers) of Annex I to the Issuer Facility Agreement on and as of the date hereof.

8.	The notice address for each member of the Class B Additional Investor Group is as follows:

[INSERT CONTACT INFORMATION FOR EACH ENTITY]

9.	This Addendum shall be effective when a counterpart hereof, signed by the undersigned and Issuer and has been delivered to the parties hereto.

10.	This Addendum and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, the undersigned have caused this Addendum to be duly executed and delivered by its duly authorized officer or agent as of this      day of            ___ 20 __.

[NAME OF ADDITIONAL FUNDING AGENT], as Class B Funding Agent

By:
Name:
Title:

[NAME OF ADDITIONAL CONDUIT INVESTOR], as Class B Conduit Investor

By:
Name:
Title:

[NAME OF ADDITIONAL COMMITTED NOTE PURCHASER], as Class B Committed Note Purchaser

By:
Name:
Title:

Acknowledged and agreed to as of the date

first above written:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as Issuer

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent

By:
Name:
Title:

EXHIBIT K-3
TO
ISSUER FACILITY AGREEMENT

CLASS C ADDITIONAL INVESTOR GROUP

ADDENDUM TO ISSUER FACILITY AGREEMENT

Capitalized terms used herein have the meanings provided in the master definitions and constructions agreement entered into on or about the date of the Issuer Facility Agreement (as amended, modified or supplemented from time to time) between, amongst others, International Fleet Financing No.2 BV (the “Issuer”), BNP Paribas Trust Corporation UK Limited (the “Issuer Security Trustee”) and Credit Agricole Corporate and Investment Bank (the “Administrative Agent”) (the “Issuer Facility Agreement”).

The parties hereto acknowledge and agree that the rights and obligations under this Addendum shall become effective at the Effective Date.

Each of the undersigned:

1.	confirms that it has received a copy of:

a.	the Issuer Facility Agreement; and

b.	such other agreements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Addendum;

2.	appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

3.	agrees to all of the provisions of the Issuer Facility Agreement;

4.	agrees that the related Class C Maximum Investor Group Principal Amount is € and the related Class C Committed Note Purchaser’s Class C Committed Note Purchaser Percentage is per cent ( %);

5.	designates as the Class C Funding Agent for itself, and such Class C Funding Agent hereby accepts such appointment;

6.	becomes a party to the Issuer Facility Agreement and a Class C Committed Note Purchaser and/or Class C Funding Agent, as the case may be, thereunder with the same effect as if the undersigned were an original signatory to the Issuer Facility Agreement; and

7.	each member of the Class C Additional Investor Group hereby represents and warrants that the representations and warranties contained in paragraph 3 (Conduit Investors and Committed Note Purchasers) of Annex I to the Issuer Facility Agreement are true and correct with respect to the Class C Additional Investor Group on and as of the date hereof and the Class C Additional Investor Group shall be deemed to have made such representations and warranties contained in paragraph 3 (Conduit Investors and Committed Note Purchasers) of Annex I to the Issuer Facility Agreement on and as of the date hereof.

8.	The notice address for each member of the Class C Additional Investor Group is as follows:

[INSERT CONTACT INFORMATION FOR EACH ENTITY]

9.	This Addendum shall be effective when a counterpart hereof, signed by the undersigned and Issuer and has been delivered to the parties hereto.

10.	This Addendum and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, the undersigned have caused this Addendum to be duly executed and delivered by its duly authorized officer or agent as of this      day of            ___ 20 __.

[NAME OF ADDITIONAL FUNDING AGENT], as Class C Funding Agent

By:
Name:
Title:

[NAME OF ADDITIONAL COMMITTED NOTE PURCHASER], as Class C Committed Note Purchaser

By:
Name:
Title:

Acknowledged and agreed to as of the date

first above written:

INTERNATIONAL FLEET FINANCING NO.2 B.V.
as Issuer

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent

By:
Name:
Title:

EXHIBIT M-1
TO
ISSUER FACILITY AGREEMENT

CLASS A INVESTOR GROUP MAXIMUM PRINCIPAL INCREASE ADDENDUM

In order to effect a Class A Investor Group Maximum Principal Increase with respect to its Class A Investor Group, each of the undersigned:

(i)	confirms that it has received a copy of the Issuer Facility Agreement, dated as of 25 September 2018 (as from time to time further amended, supplemented or otherwise modified in accordance with the terms thereof; terms defined therein being used herein as defined therein), among International Fleet Financing No.2 B.V. (the"Issuer"), the Conduit Investors named therein, the Committed Note Purchasers named therein, the Funding Agents named therein, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Group (in such capacity, the "Administrative Agent") and BNP Paribas Trust Corporation UK Limited, as Issuer Security Trustee, and such other agreements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Class A Investor Group Maximum Principal Increase Addendum;

(ii)	reaffirms its appointment and authorization of the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(iii)	reaffirms its agreement to all of the provisions of the Issuer Facility Agreement;

(iv)	agrees to (1) a Class A Investor Group Maximum Principal Increase in an amount equal to € and (2) a Class A Investor Group Maximum Principal Increase Amount in an amount equal to € ;

(v)	agrees that the related Class A Maximum Investor Group Principal Amount is € and the related Class A Committed Note Purchaser's Class A Committed Note Purchaser Percentage is percent (__ %) (in each case after giving effect to the Class A Investor Group Maximum Principal Increase described in clause (iv) above); and

(vi)	each member of the Class A Investor Group hereby represents and warrants that the representations and warranties contained in Section 3 of Annex 1 to the Issuer Facility Agreement are true and correct with respect to the Class A Investor Group on and as of the date hereof and the Class A Investor Group shall be deemed to have made such representations and warranties contained in Section 3 of Annex 1 to the Issuer Facility on and as of the date hereof.

This Class A Investor Group Maximum Principal Increase Addendum shall be effective when a counterpart hereof, signed by the undersigned and the Issuer, has been delivered to the parties hereof.

This Class A Investor Group Maximum Principal Increase Addendum shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, the undersigned have caused this Class A Investor Group Maximum Principal Increase Addendum to be duly executed and delivered by its duly authorized officer or agent as of this               day of            , 20 .

[NAME OF CLASS A FUNDING AGENT],
as Class A Funding Agent

By:
Name:
Title:

[NAME OF CLASS A CONDUIT INVESTOR],
as Class A Conduit Investor

By:
Name:
Title:

[NAME OF CLASS A COMMITTED NOTE
PURCHASER], as Class A Committed Note
Purchaser

By:
Name:
Title:

EXHIBIT M-2
TO
ISSUER FACILITY AGREEMENT

CLASS B INVESTOR GROUP MAXIMUM PRINCIPAL INCREASE ADDENDUM

In order to effect a Class B Investor Group Maximum Principal Increase with respect to its Class B Investor Group, each of the undersigned:

(i)	confirms that it has received a copy of the Issuer Facility Agreement, dated as of 25 September 2018 (as from time to time further amended, supplemented or otherwise modified in accordance with the terms thereof; terms defined therein being used herein as defined therein), among International Fleet Financing No.2 B.V. (the "Issuer"), the Conduit Investors named therein, the Committed Note Purchasers named therein, the Funding Agents named therein, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Group (in such capacity, the "Administrative Agent") and BNP Paribas Trust Corporation UK Limited, as Issuer Security Trustee, and such other agreements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Class B Investor Group Maximum Principal Increase Addendum;

(ii)	reaffirms its appointment and authorization of the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(iii)	reaffirms its agreement to all of the provisions of the Issuer Facility Agreement;

(iv)	agrees to (1) a Class B Investor Group Maximum Principal Increase in an amount equal to € and (2) a Class B Investor Group Maximum Principal Increase Amount in an amount equal to € ;

(v)	agrees that the related Class B Maximum Investor Group Principal Amount is € and the related Class B Committed Note Purchaser's Class B Committed Note Purchaser Percentage is percent (__ %) (in each case after giving effect to the Class B Investor Group Maximum Principal Increase described in clause (iv) above); and

(vi)	each member of the Class B Investor Group hereby represents and warrants that the representations and warranties contained in Section 3 of Annex 1 to the Issuer Facility Agreement are true and correct with respect to the Class B Investor Group on and as of the date hereof and the Class B Investor Group shall be deemed to have made such representations and warranties contained in Section 3 of Annex 1 to the Issuer Facility on and as of the date hereof.

This Class B Investor Group Maximum Principal Increase Addendum shall be effective when a counterpart hereof, signed by the undersigned and the Issuer, has been delivered to the parties hereof.

This Class B Investor Group Maximum Principal Increase Addendum shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, the undersigned have caused this Class B Investor Group Maximum Principal Increase Addendum to be duly executed and delivered by its duly authorized officer or agent as of this              day of             , 20[•].

[NAME OF CLASS B FUNDING AGENT],
as Class B Funding Agent

By:
Name:
Title:

[NAME OF CLASS B CONDUIT INVESTOR],
as Class B Conduit Investor

By:
Name:
Title:

[NAME OF CLASS B COMMITTED NOTE
PURCHASER], as Class B Committed Note
Purchaser

By:
Name:
Title:

EXHIBIT M-3
TO
ISSUER FACILITY AGREEMENT

CLASS C INVESTOR GROUP MAXIMUM PRINCIPAL INCREASE ADDENDUM

In order to effect a Class C Investor Group Maximum Principal Increase with respect to its Class C Investor Group, each of the undersigned:

(i)	confirms that it has received a copy of the Issuer Facility Agreement, dated as of 25 September 2018 (as from time to time further amended, supplemented or otherwise modified in accordance with the terms thereof; terms defined therein being used herein as defined therein), among International Fleet Financing No.2 B.V. (the "Issuer"), the Conduit Investors named therein, the Committed Note Purchasers named therein, the Funding Agents named therein, Hertz Europe Limited as Issuer Administrator, Credit Agricole Corporate and Investment Group (in such capacity, the "Administrative Agent") and BNP Paribas Trust Corporation UK Limited, as Issuer Security Trustee, and such other agreements, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Class C Investor Group Maximum Principal Increase Addendum;

(ii)	reaffirms its appointment and authorization of the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Issuer Facility Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;

(iii)	reaffirms its agreement to all of the provisions of the Issuer Facility Agreement;

(iv)	agrees to (1) a Class C Investor Group Maximum Principal Increase in an amount equal to € and (2) a Class C Investor Group Maximum Principal Increase Amount in an amount equal to € ;

(v)	agrees that the related Class C Maximum Investor Group Principal Amount is € and the related Class C Committed Note Purchaser's Class C Committed Note Purchaser Percentage is percent (__ %) (in each case after giving effect to the Class C Investor Group Maximum Principal Increase described in clause (iv) above); and

(vi)	each member of the Class C Investor Group hereby represents and warrants that the representations and warranties contained in Section 3 of Annex 1 to the Issuer Facility Agreement are true and correct with respect to the Class C Investor Group on and as of the date hereof and the Class C Investor Group shall be deemed to have made such representations and warranties contained in Section 3 of Annex 1 to the Issuer Facility on and as of the date hereof.

This Class C Investor Group Maximum Principal Increase Addendum shall be effective when a counterpart hereof, signed by the undersigned and the Issuer, has been delivered to the parties hereof.

This Class C Investor Group Maximum Principal Increase Addendum shall be governed by and construed in accordance with English law.

IN WITNESS WHEREOF, the undersigned have caused this Class C Investor Group Maximum Principal Increase Addendum to be duly executed and delivered by its duly authorized officer or agent as of this day of                        , 20[•].

[NAME OF CLASS C FUNDING AGENT],
as Class C Funding Agent

By:
Name:
Title:

[NAME OF CLASS C COMMITTED NOTE
PURCHASER], as Class C Committed Note
Purchaser

By:
Name:
Title:

EXHIBIT N
TO
ISSUER FACILITY AGREEMENT

FORM OF REQUIRED INVOICE